          As filed with the Securities and Exchange Commission on April 19, 2011


                                                     Registration No. 333-133674
                                                                       811-05382

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

          Post-Effective Amendment No. 5                            [X]


                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

          Amendment No. 10                                          [X]



                           Paragon Separate Account A
                           (Exact Name of Registrant)
                       Metropolitan Life Insurance Company
                               (Name of Depositor)
                                 200 Park Avenue
                               New York, NY 10166
              (Address of depositor's principal executive offices)

                                   ----------

                     General American Life Insurance Company
                             13045 Tesson Ferry Road
                            St. Louis, Missouri 63128
                         (Name and Address of Guarantor)

Name and address of agent for service:  Copy to:
Marie C. Swift, Esq.                    Stephen E. Roth, Esquire

Metropolitan Life Insurance Company     Mary E. Payne, Esquire

501 Boylston Street                     Sutherland Asbill & Brennan LLP
Boston, Massachusetts 02116             1275 Pennsylvania Avenue, N.W.
                                        Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box)

     [_] immediately upon filing pursuant to paragraph (b)


     [X] on May 1, 2011 pursuant to paragraph (b)


     [_] 60 days after filing pursuant to paragraph (a)(1)

     [_] on (date) pursuant to paragraph (a)(1) of Rule 485

     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: (i) Group and Individual Flexible Premium Variable Life Insurance Contracts and (ii) Guarantee related to insurance obligations under the variable life insurance policies.

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                                    (AFIS)
                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY

                    DIRECT ALL CORRESPONDENCE AND INQUIRIES
                         TO THE ADMINISTRATIVE OFFICE:

                                 METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                (800)-685-0124

This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," "MetLife" "we," "our", or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement and provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policies are collectively referred to in this Prospectus as "Policy" or "Policies."

Prior to May 1, 2006, the Contracts were issued by Paragon Life Insurance Company. These Contracts are now Contracts of the Company as a result of the merger between Paragon Life Insurance Company with the Company as the surviving company. Insurance obligations under Contracts originally issued by Paragon Life Insurance Company are guaranteed by General American Life Insurance Company ("Guarantor"). The Guarantor does not guarantee Contract value or the performance of the investment options available under the Contracts.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to the Investment Divisions of Paragon Separate Account A (the "Separate Account"). Each Investment Division invests solely in one of the Funds listed below. For certain Policies, you may also allocate Net Premiums to the General Account.

A full description of the Funds is contained in the prospectus for each Fund. YOU CAN OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT 800-685-0124.


                                  PROSPECTUS


                                  MAY 1, 2011



PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

  .   ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
  .   ARE NOT FEDERALLY INSURED;
  .   ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
  .   ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following Funds are available through this Policy:


                 AMERICAN FUNDS INSURANCE SERIES(R) (CLASS 1)

                     American Funds Asset Allocation Fund
                           American Funds Bond Fund
                      American Funds Cash Management Fund
                       American Funds Global Growth Fund
                American Funds Global Small Capitalization Fund


                          American Funds Growth Fund

                       American Funds Growth-Income Fund

                     American Funds High-Income Bond Fund
                       American Funds International Fund

                       American Funds New World Fund(R)

           American Funds U.S. Government/AAA-Rated Securities Fund


            FIDELITY(R) VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)

                            Contrafund(R) Portfolio
                            Equity-Income Portfolio
                            Freedom 2010 Portfolio
                            Freedom 2020 Portfolio
                            Freedom 2030 Portfolio
                            Freedom 2040 Portfolio
                            Freedom 2050 Portfolio
                              Index 500 Portfolio
                               Mid Cap Portfolio


                     MET INVESTORS SERIES TRUST (CLASS A)

                   MFS(R) Emerging Markets Equity Portfolio


                   METROPOLITAN SERIES FUND, INC. (CLASS A)

                        Russell 2000(R) Index Portfolio


                MFS(R) VARIABLE INSURANCE TRUST (INITIAL CLASS)

                             MFS(R) Growth Series
                          MFS(R) New Discovery Series
                          MFS(R) Total Return Series

                               TABLE OF CONTENTS

  Policy Benefits/Risks Summary..........................................  4
     Policy Benefits
     Policy Risks
     Fund Risks
  Fee Tables.............................................................  9
     Transaction Charges
     Periodic Charges Other Than Fund Operating Expenses
     Optional Rider Charges
     Fund Charges and Expenses
  Issuing the Policy..................................................... 13
     General Information
     Procedural Information
     Right to Examine Policy (Free Look Right)
     Ownership Rights
     Modifying the Policy
  Premiums............................................................... 16
     Minimum Initial Premium
     Premium Flexibility
     Continuance of Insurance
     Premium Limitations
     Refund of Excess Premium for Modified Endowment Contracts ("MECs")
     Allocation of Net Premiums and Cash Value
  The Company and the General Account.................................... 18
     The Company
     Guarantee of Insurance Obligations
     The General Account
  The Separate Account and the Funds..................................... 20
     The Separate Account
     The Funds
  Policy Values.......................................................... 25
     Policy Cash Value
     Cash Surrender Value
     Cash Value in the General Account
     Cash Value in Each Separate Account Investment Division
  Policy Benefits........................................................ 27
     Death Benefit
     Payment of the Death Benefit
     Death Benefit Options
     Changing Death Benefit Options
     Changing Face Amount
     Accelerated Death Benefits
     Surrender and Partial Withdrawals
     Transfers
     Automatic Investment Strategies
     Loans
     Conversion Right to a Fixed Benefit Policy
     Eligibility Change Conversion
     Payment of Benefits at Maturity
     Facsimile and Internet Requests

   Policy Lapse and Reinstatement........................................ 36
      Lapse
      Reinstatement
   Charges and Deductions................................................ 37
      Transaction Charges
      Periodic Charges
      Federal Taxes
      Variations in Charges
      Annual Fund Operating Expenses
   Federal Tax Matters................................................... 42
      Tax Status of the Policy
      Tax Treatment of Policy Benefits
   Additional Benefits and Riders........................................ 47
   Distribution of the Policies.......................................... 47
      Selling Firms
   General Provisions of the Group Contract.............................. 49
      Issuance
      Premium Payments
      Grace Period
      Termination
      Right to Examine Group Contract
      Entire Contract
      Incontestability
      Ownership of Group Contract
   General Matters Relating to the Policy................................ 50
      Postponement of Payments
   State Variations...................................................... 51
   Legal Proceedings..................................................... 51
   Financial Statements.................................................. 51
   Glossary.............................................................. 52

POLICY BENEFITS/RISKS SUMMARY
================================================================================

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Investment Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

POLICY BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS: The Contractholder will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.


CANCELLATION PRIVILEGE: The free look period begins when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy or, if later, 45 days after the Policy application is signed. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and/or, if applicable, the General Account, in accordance with the Owner's instructions. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if an Owner requests an increase in Face Amount for that increase.


DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.


An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES. We calculate the amount payable under each death benefit option as of the Insured's date of death.


  . DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.

  . DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.


ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.


SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A SURRENDER MAY HAVE TAX CONSEQUENCES.

PARTIAL WITHDRAWALS: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE (TERMINATE WITHOUT VALUE).


TRANSFERS: Subject to certain restrictions, an Owner may transfer Cash Value among the Investment Divisions of the Separate Account or General Account, if available. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers."


LOANS: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan and the loan interest due from each Investment Division of the Separate Account or the General Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness and any contingent deferred sales charge. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. LOANS MAY HAVE TAX CONSEQUENCES.

OTHER POLICY BENEFITS

OWNERSHIP RIGHTS: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.

GUARANTEED ISSUE: Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums.

INTERIM INSURANCE: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

GENERAL ACCOUNT: You may place money in the General Account where it earns at least 4% annual interest, We may credit higher rates of interest, but are not obligated to do so.

SEPARATE ACCOUNT: You may direct the money in your Policy to any of the Investment Divisions of the Separate Account. Each Investment Division invests exclusively in one of the Funds listed on the cover of this prospectus.

CASH VALUE: Cash Value is the sum of your amounts in the General Account, in the Loan Account and the Investment Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Investment Divisions you choose, interest we credit to the General Account, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.

ADDITIONAL BENEFITS AND RIDERS: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts may not offer certain riders. Please contact us at our Administrative Office for further details.

SETTLEMENT OPTIONS: There may be other ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Investment Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.

CONVERSION RIGHTS: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, some Group Contracts provide that the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If allowed by state law, the Certificate issued in connection with such a Group Contract will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate.

Some Group Contracts may not have such a continuation of coverage provision and instead continuation of coverage may depend upon whether there is a succeeding plan of insurance. If there is successor insurance, your Certificate will cease and we will pay the Cash Surrender Value to the succeeding carrier. If there is no successor insurance or if the succeeding carrier is unable to accept such Cash Surrender Value, your Certificate will cease and we will pay the Cash Surrender Value to you, unless you elect to exercise the paid-up insurance option using your Cash Surrender Value or to convert the coverage to a personal policy of life insurance.

POLICY RISKS

INVESTMENT RISK

If you invest your Cash Value in one or more Investment Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Investment Divisions will be unfavorable and that the Cash

Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

POLICY LAPSE

If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

SURRENDER AND PARTIAL WITHDRAWALS

If you surrender the Policy before the beginning of the 11th Policy Year, we will deduct a surrender charge based on premiums actually paid in the first Policy Year or in the first 12 Policy Months after an increase in Face Amount. We also deduct the surrender charge upon lapse of the Policy, a requested decrease in Face Amount, or a partial withdrawal that causes the Face Amount to decrease. It is possible that you will receive no Cash Surrender Value if you surrender your Policy in the first few Policy Years.

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A SURRENDER, IN WHOLE OR IN PART, MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

LOANS


A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Investment Divisions of the Separate Account and/or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Divisions of the Separate Account.


We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A POLICY LOAN MAY HAVE TAX CONSEQUENCES. If an Owner surrenders the Policy or allows the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES
================================================================================

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from and surrendering the Policy. We may charge fees and use rates that are lower than the maximum reflected in the tables.

TRANSACTION CHARGES
----------------


The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, surrenders the Policy, makes partial withdrawals from the Policy, or transfers Cash Value among the Separate Account Investment Divisions and the General Account.


                                                                        MAXIMUM GUARANTEED
           CHARGE                  WHEN CHARGE IS DEDUCTED                AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE           Upon receipt of each premium          1.00% Of each premium
(only for Policies treated as              payment                            payment
individual contracts under
Omnibus Budget
Reconciliation Act of 1990)
---------------------------------------------------------------------------------------------------
PREMIUM TAX CHARGE               Upon receipt of each premium          2.25% Of each premium
                                           payment                            payment
---------------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL CHARGE        Upon each partial withdrawal                   $25
                                       from the Policy
---------------------------------------------------------------------------------------------------
TRANSFER CHARGE                Upon each transfer in excess of           $25 per transfer
                                     12 in a Policy Year
---------------------------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES          Upon surrender, lapse or         30% or 28% (as set forth in
CHARGE/(1)/                     decrease in Face Amount during    Policy specifications page) of
                                the first 10 Policy Years (and     premiums paid in first Policy
                               during the first 10 Policy Years   Year (or of premiums associated
                                  after an increase in Face          with an increase in Face
                                           Amount)                    Amount), not to exceed
                                                                 guideline annual premium/(2)/ for
                                                                  the initial Face Amount (or for
                                                                    the Face Amount increase).
---------------------------------------------------------------------------------------------------
ACCELERATED DEATH BENEFIT      At the time an accelerated death                $100
ADMINISTRATIVE CHARGE                  benefit is paid
---------------------------------------------------------------------------------------------------

/(1)/The contingent deferred sales charge applicable to a Policy will depend primarily on the first year commissions paid to broker-dealers distributing the Policies. Assuming there have been no increases in Face Amount of a Policy, the contingent deferred sales charge will be a percentage--either 30% or 28%, as set forth in the Policy specifications page--of premiums actually paid in the first Policy Year up to the guideline annual premium for the initial Face Amount of the Policy. The amount of the charge will decrease each year until it reaches zero at the end of 10 Policy Years.

/(2)/The initial guideline annual premium is based on the Insured's age and the Face Amount on the Issue Date; the guideline annual premium associated with any increase in Face Amount is based on the Insured's age at the time of the increase in Face Amount and the amount of the Face Amount increase. The guideline annual premium represents the premium that, if paid on an annual basis and assuming maximum insurance charges and a 5% rate of return on premiums paid, will endow the Policy in force for the designated Face amount when the Insured reaches age 95. The initial guideline annual premium is set forth on the Policy specifications page. The maximum guideline annual premium for a Policy is $982 per $1,000 for an Insured with the following characteristics: Issue Age of 94 and Face Amount of $25,000.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
---------------------------------------------------

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).

                                                                 MAXIMUM GUARANTEED
             CHARGE               WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
-------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE/(1)/     On the Investment Start
PER $1000 OF NET AMOUNT AT           date and on each
RISK                                succeeding Monthly
                                        Anniversary
MINIMUM                                                                 $0.16
MAXIMUM                                                                $31.31
CHARGE FOR AN INSURED,                                                  $0.65
  ATTAINED AGE 50, ACTIVELY AT
  WORK
-------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE/(2)/        On the Investment Start         $6 per Policy per
                                     Date and on each          month during the first
                                    succeeding Monthly               Policy Year
                                        Anniversary
-------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK                 Daily             0.90% (annually) of the net
CHARGE/(3)/                                                   assets of each Investment
                                                              Division of the Separate
                                                                       Account
-------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD/(4)/             On each Policy                    3.0%
                                        Anniversary
-------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:/(5) /
-------------------------------------------------------------------------------------------
Waiver of Monthly Deductions      On rider start date and
Rider (per $1.00 of waived            on each Monthly
deduction)                              Anniversary
MINIMUM                                                                 $0.01
MAXIMUM                                                                 $0.21
CHARGE FOR AN INSURED,                                                  $0.08
  ATTAINED AGE 50, ACTIVELY AT
  WORK
-------------------------------------------------------------------------------------------
Children's Life Insurance         On rider start date and               $0.41
Rider (per $1000 of                   on each Monthly
coverage)                               Anniversary
-------------------------------------------------------------------------------------------
Spouse's Life Insurance           On rider start date and
Rider (per $1000 of                   on each Monthly
coverage)                               Anniversary
MINIMUM                                                                 $0.15
MAXIMUM                                                                 $5.16
CHARGE FOR A SPOUSE,                                                    $0.65
  ATTAINED AGE 50
-------------------------------------------------------------------------------------------
Accelerated Death Benefit         See "Accelerated Death Benefit Administrative Charge" in
Settlement Option Rider                     Transaction Charges Table above.
-------------------------------------------------------------------------------------------

--------
/(1)/Cost of insurance rates vary based on the Insured's attained age and rate class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.

/(2)/The maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.
/(3)/The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Investment Division of the Separate Account.
/(4)/The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5%, for a maximum loan interest spread of 3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.
/(5)/Optional rider charges (except for the Accelerated Death Benefit
     Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available request from our Administrative Office.

For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

FUND CHARGES AND EXPENSES


The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2010. The Fund expenses used to prepare these tables were provided to MetLife by the Funds. MetLife has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2010. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total operating expenses charged by the Funds for the fiscal year ended December 31, 2010. The second table shows the total annual operating expenses (in some cases before and after contractual fee waivers or expense reimbursements) charged by each Fund in the fiscal year ended December 31, 2010, as a percentage of the Fund's average daily net asset in the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.


MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES


                                                                 MINIMUM MAXIMUM
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are
  deducted from Fund assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses)   0.10%   1.12%
--------------------------------------------------------------------------------


FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                      DISTRIBUTION           ACQUIRED   TOTAL    CONTRACTUAL   NET TOTAL
                                         AND/OR                FUND    ANNUAL     FEE WAIVER    ANNUAL
                          MANAGEMENT SERVICE(12B-1)  OTHER   FEES AND OPERATING AND/OR EXPENSE OPERATING
FUND                         FEE          FEES      EXPENSES EXPENSES EXPENSES  REIMBURSEMENT  EXPENSES
--------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 1
--------------------------------------------------------------------------------------------------------
   American Funds Asset
     Allocation Fund        0.30%          --        0.01%      --      0.31%         --         0.31%
--------------------------------------------------------------------------------------------------------

                                            DISTRIBUTION           ACQUIRED   TOTAL    CONTRACTUAL   NET TOTAL
                                               AND/OR                FUND    ANNUAL     FEE WAIVER    ANNUAL
                                MANAGEMENT SERVICE(12B-1)  OTHER   FEES AND OPERATING AND/OR EXPENSE OPERATING
FUND                               FEE          FEES      EXPENSES EXPENSES EXPENSES  REIMBURSEMENT  EXPENSES
---------------------------------------------------------------------------------------------------------------
   American Funds Bond
     Fund                         0.37%          --        0.01%       --     0.38%          --        0.38%
   American Funds Cash
     Management Fund              0.32%          --        0.01%       --     0.33%          --        0.33%
   American Funds Global
     Growth Fund                  0.53%          --        0.03%       --     0.56%          --        0.56%
   American Funds Global
     Small Capitalization
     Fund                         0.71%          --        0.04%       --     0.75%          --        0.75%
   American Funds Growth
     Fund                         0.32%          --        0.02%       --     0.34%          --        0.34%
   American Funds Growth-
     Income Fund                  0.27%          --        0.02%       --     0.29%          --        0.29%
   American Funds High-
     Income Bond Fund             0.46%          --        0.02%       --     0.48%          --        0.48%
   American Funds
     International Fund           0.49%          --        0.04%       --     0.53%          --        0.53%
   American Funds New
     World Fund(R)                0.74%          --        0.06%       --     0.80%          --        0.80%
   American Funds U.S.
     Government/AAA-
     Rated Securities Fund        0.34%          --        0.01%       --     0.35%          --        0.35%/1/
---------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- INITIAL CLASS
---------------------------------------------------------------------------------------------------------------
   Contrafund(R) Portfolio        0.56%          --        0.09%       --     0.65%          --        0.65%
   Equity-Income Portfolio        0.46%          --        0.10%       --     0.56%          --        0.56%
   Freedom 2010 Portfolio            --          --           --    0.57%     0.57%          --        0.57%
   Freedom 2020 Portfolio            --          --           --    0.62%     0.62%          --        0.62%
   Freedom 2030 Portfolio            --          --           --    0.66%     0.66%          --        0.66%
   Freedom 2040 Portfolio            --          --           --    0.69%     0.69%          --        0.69%
   Freedom 2050 Portfolio            --          --           --    0.71%     0.71%          --        0.71%
   Index 500 Portfolio            0.10%          --           --       --     0.10%          --        0.10%/2/
   Mid Cap Portfolio              0.56%          --        0.10%       --     0.66%          --        0.66%
---------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST --
  CLASS A
---------------------------------------------------------------------------------------------------------------
   MFS(R) Emerging Markets
     Equity Portfolio             0.94%          --        0.18%       --     1.12%          --        1.12%
---------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND,
  INC. -- CLASS A
---------------------------------------------------------------------------------------------------------------
   Russell 2000(R) Index
     Portfolio                    0.25%          --        0.07%    0.01%     0.33%          --        0.33%
---------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE
  TRUST -- INITIAL CLASS
---------------------------------------------------------------------------------------------------------------
   MFS(R) Growth Series           0.75%          --        0.10%       --     0.85%          --        0.85%
   MFS(R) New Discovery
     Series                       0.90%          --        0.11%       --     1.01%          --        1.01%
   MFS(R) Total Return Series     0.75%          --        0.06%       --     0.81%       0.04%        0.77%/3/

--------

/1/ The Fund's management fee has been restated to reflect current management fees as reduced in an amendment to the Fund's Investment Advisory and Service Agreement effective January 1, 2011.

/2/ Management fees have been reduced to 0.10%, and class expenses are limited to 0.10% (excluding interest, taxes, brokerage commissions, security lending fees, and extraordinary expenses). This expense limit is required by contract and may not be increased without approval of the fund's shareholders and board of trustees.

/3/ Effective May 1, 2011, MFS has agreed in writing to reduce its management fee to 0.70% of the fund's average daily net assets annually in excess of $1 billion and 0.65% of the fund's average daily net assets annually in excess of $2.5 billion to $3 billion until modified by a vote of the fund's Board of Trustees, but such agreement will continue until at least April 30, 2012.


ISSUING THE POLICY
================================================================================

GENERAL INFORMATION

The Policies described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums.

For some Group Contracts, if there is sufficient Cash Surrender Value, the individual insurance provided by the Certificate will continue should the Group Contract cease or the employee's employment end. For other Group Contracts, continuation of coverage depends on whether there is a succeeding plan of insurance. (See "Conversion Rights--Conversion upon Termination of the Group Contract or Change in Insured's Eligibility.")

PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy under a Group Contract must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder a Certificate to give to each Owner.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

  . to persons who wish to continue coverage after a Group Contract has terminated;
  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. We generally will issue the Policy and any spouse and children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Group Contract or other employer-sponsored insurance program.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.


In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's rider if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.


Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A blood test may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates."

Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;
  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Employee's Spouse. Before issuing a Policy to an employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;
  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)


Initial Free Look Period. The free look period begins when an Owner receives his or her Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of the Owner receiving the Policy or, if later, 45 days after the Policy application is signed. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account and/or, if applicable, the General Account, in accordance with the Owner's instructions. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.


To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within 20 days from the date the Owner received the new Policy specifications pages for the increase

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Investment Divisions and the General Account, if applicable, in the same manner as it was deducted.

OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

MINIMUM INITIAL PREMIUM

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.


We will apply the initial premium paid by a Contractholder or designated payor to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that a Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy's Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.


If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts the planned annual premium usually will be paid by the Contractholder on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder and us. The Owner must authorize the amount of the premiums paid by the Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See "Policy Lapse and Reinstatement".)

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.

CONTINUANCE OF INSURANCE

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. For some Group Contracts, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided by the Certificate will automatically continue even if the Group Contract terminates. Individual Insurance also will continue if the employee's employment with the Contractholder terminates. (See "Conversion Rights--Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility.") In either circumstance, an Owner of a Certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.

PREMIUM LIMITATIONS

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.

We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.

MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as "Modified Endowment Contracts ("MECs"), which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to the Owner. We will apply premium payments over the MEC limits only when an Owner instructs us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

ALLOCATION OF NET PREMIUMS AND CASH VALUE


When an Owner applies for a Policy, he or she gives us instructions to allocate net premiums to one or more Investment Divisions of the Separate Account and/or, if applicable, the General Account. If an Owner fails to provide allocation instructions, we may allocate net premiums as described in the application. We will allocate an Owner's net premiums according to the following rules:

  . The minimum percentage of any allocation to an investment option is 10 percent of the net premium.

  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
  . The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.

  . We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocation currently in effect for the Policy, unless otherwise specified.

  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
  . There are limitations on the amount of net premium that may be allocated to the General Account. (See "The General Account-Restrictions on Allocations and Transfers to the General Account.")

Investment returns from amounts allocated to the Investment Divisions of the Separate Account will vary with the investment performance of the Investment Divisions and will be reduced by Policy charges. THE OWNER BEARS THE ENTIRE INVESTMENT RISK FOR AMOUNTS HE OR SHE ALLOCATES TO THE INVESTMENT DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction your Policy.

THE COMPANY AND THE GENERAL ACCOUNT
================================================================================

THE COMPANY

Metropolitan Life Insurance Company and its subsidiaries is a leading provider of insurance, employee benefits and financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement and savings products and services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement and savings products and services to corporations and other institutions. MetLife, Inc. has operations throughout the United States and the regions of Latin America, Asia Pacific and Europe, Middle East and India.


Obligations to Owners and Beneficiaries that arise under the Contract are obligations of MetLife.

GUARANTEE OF INSURANCE OBLIGATIONS

General American Life Insurance Company ("General American") is an indirect, wholly-owned subsidiary of MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's home office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

For Contracts issued before May 1, 2006, General American agreed to ensure that there will be sufficient funds to meet obligations under the Contracts. Insurance obligations under the Contracts include, without limitation, any death benefits payable under the Contracts and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the variable investment options available under the Contract. In the event an Owner of such a Contract presents a legitimate claim for payment, General American will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against General American directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on General American, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American's rating.

With respect to the guarantee, General American is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.

THE GENERAL ACCOUNT

The General Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

Restrictions on Allocations and Transfers to the General Account. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy's specifications page.

Restrictions on Partial Withdrawals and Transfers from the General Account. After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy's Cash Value in the General Account. An Owner may also transfer amounts between the General Account to the Investment Divisions of the Separate

Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future. The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:

  . the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, MULTIPLIED by the withdrawal percentage limit shown on the Policy's specifications page, or
  .   the previous Policy Year's General Account maximum withdrawal amount.

We are not currently enforcing this restriction for partial withdrawals but reserve our right to do so in the future. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers".)

The Loan Account is part of the General Account.

WE HAVE NOT REGISTERED INTERESTS IN THE GENERAL ACCOUNT UNDER THE SECURITIES ACT OF 1933, NOR HAVE WE REGISTERED THE GENERAL ACCOUNT AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GENERAL ACCOUNT.

THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

THE SEPARATE ACCOUNT

The Separate Account was established as a separate investment account on October 30, 1987 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.

The Separate Account is divided into Investment Divisions, each of which invests in shares of a Fund shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Investment Division of the Separate Account are credited to or charged against that Investment Division without regard to income, gains, or losses from any other Investment Division of the Separate Account or arising out of any other business the Company may conduct.

We segregate the assets in the Separate Account from our General Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our General Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Cash Value in the Separate Account. Any such amount that exceeds the Policy's Cash Value in the Separate Account is paid from our General Account. Death benefit amounts paid from the General Account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our General Account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

THE FUNDS

Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser and, if applicable, the sub-adviser, of each Fund.




     FUNDING OPTION                   INVESTMENT OBJECTIVE              INVESTMENT ADVISER/SUBADVISER
------------------------------------------------------------------------------------------------------
AMERICAN FUNDS
INSURANCE SERIES(R) --
CLASS 1
------------------------------------------------------------------------------------------------------
American Funds Asset       Seeks high total return (including income        Capital Research and
Allocation Fund            and capital gains) consistent with               Management Company
                           preservation of capital over the long term.
------------------------------------------------------------------------------------------------------
American Funds Bond        Seeks as high a level of current income as       Capital Research and
Fund                       is consistent with the preservation of           Management Company
                           capital.
------------------------------------------------------------------------------------------------------
American Funds Cash        Seeks to earn income on your cash                Capital Research and
Management Fund            reserves while preserving capital and            Management Company
                           maintaining liquidity.
------------------------------------------------------------------------------------------------------
American Funds Global      Seeks long-term growth of capital.               Capital Research and
Growth Fund                                                                 Management Company
------------------------------------------------------------------------------------------------------
American Funds Global      Seeks long-term growth of capital.               Capital Research and
Small Capitalization Fund                                                   Management Company
------------------------------------------------------------------------------------------------------
American Funds Growth      Seeks growth of capital.                         Capital Research and
Fund                                                                        Management Company
------------------------------------------------------------------------------------------------------
American Funds Growth-     Seeks long-term growth of capital and            Capital Research and
Income Fund                income.                                          Management Company
------------------------------------------------------------------------------------------------------
American Funds High-       Seeks a high level of current income. Its        Capital Research and
Income Bond Fund           secondary investment objective is capital        Management Company
                           appreciation.
------------------------------------------------------------------------------------------------------
American Funds             Seeks long-term growth of capital.               Capital Research and
International Fund                                                          Management Company
------------------------------------------------------------------------------------------------------

    FUNDING OPTION                  INVESTMENT OBJECTIVE              INVESTMENT ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------
American Funds New       Seeks long-term capital appreciation.        Capital Research and
World Fund(R)                                                         Management Company
-----------------------------------------------------------------------------------------------------
American Funds U.S.      Seeks a high level of current income         Capital Research and
Government/AAA-Rated     consistent with preservation of capital.     Management Company
Securities Fund
-----------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE
INSURANCE PRODUCTS --
INITIAL CLASS
-----------------------------------------------------------------------------------------------------
Contrafund(R) Portfolio  Seeks long-term capital appreciation.        Fidelity Management & Research
                                                                      Company
                                                                      Subadviser: FMR Co., Inc.
-----------------------------------------------------------------------------------------------------
Equity-Income Portfolio  Seeks reasonable income. The fund will       Fidelity Management & Research
                         also consider the potential for capital      Company
                         appreciation. The fund's goal is to achieve  Subadviser: FMR Co., Inc.
                         a yield which exceeds the composite yield
                         on the securities comprising the S&P
                         500(R).
-----------------------------------------------------------------------------------------------------
Freedom 2010 Portfolio   Seeks high total return with a secondary     Strategic Advisers, Inc.
                         objective of principal preservation as the
                         fund approaches its target date and beyond.
-----------------------------------------------------------------------------------------------------
Freedom 2020 Portfolio   Seeks high total return with a secondary     Strategic Advisers, Inc.
                         objective of principal preservation as the
                         fund approaches its target date and beyond.
-----------------------------------------------------------------------------------------------------
Freedom 2030 Portfolio   Seeks high total return with a secondary     Strategic Advisers, Inc.
                         objective of principal preservation as the
                         fund approaches its target date and beyond.
-----------------------------------------------------------------------------------------------------
Freedom 2040 Portfolio   Seeks high total return with a secondary     Strategic Advisers, Inc.
                         objective of principal preservation as the
                         fund approaches its target date and beyond.
-----------------------------------------------------------------------------------------------------
Freedom 2050 Portfolio   Seeks high total return with a secondary     Strategic Advisers, Inc.
                         objective of principal preservation as the
                         fund approaches its target date and beyond.
-----------------------------------------------------------------------------------------------------
Index 500 Portfolio      Seeks investment results that correspond to  Fidelity Management & Research
                         the total return of common stocks publicly   Company
                         traded in the United States, as represented  Subadvisers: FMR Co., Inc.;
                         by the S&P 500(R).                           Geode Capital Management, LLC
-----------------------------------------------------------------------------------------------------
Mid Cap Portfolio        Seeks long-term growth of capital.           Fidelity Management & Research
                                                                      Company
                                                                      Subadviser: FMR Co., Inc.
-----------------------------------------------------------------------------------------------------
MET INVESTORS SERIES
TRUST -- CLASS A
-----------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets  Seeks capital appreciation.                  MetLife Advisers, LLC
Equity Portfolio                                                      Subadviser: Massachusetts
                                                                      Financial Services Company
-----------------------------------------------------------------------------------------------------

      FUNDING OPTION                INVESTMENT OBJECTIVE            INVESTMENT ADVISER/SUBADVISER
----------------------------------------------------------------------------------------------------
METROPOLITAN SERIES
FUND, INC. -- CLASS A
----------------------------------------------------------------------------------------------------
Russell 2000(R) Index       Seeks to equal the performance of the  MetLife Advisers, LLC
Portfolio                   Russell 2000(R) Index.                 Subadviser: MetLife Investment
                                                                   Advisors Company, LLC
----------------------------------------------------------------------------------------------------
MFS(R) VARIABLE
INSURANCE TRUST --
INITIAL CLASS
----------------------------------------------------------------------------------------------------
MFS(R) Growth Series        Seeks capital appreciation.            Massachusetts Financial Services
                                                                   Company
----------------------------------------------------------------------------------------------------
MFS(R) New Discovery        Seeks capital appreciation.            Massachusetts Financial Services
Series                                                             Company
----------------------------------------------------------------------------------------------------
MFS(R) Total Return Series  Seeks total return.                    Massachusetts Financial Services
                                                                   Company
----------------------------------------------------------------------------------------------------


In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED
OBJECTIVE. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Investment Divisions may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS.


Certain Payments We Receive with Regard to the Funds. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.


Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment adviser MetLife Advisers, LLC which is formed as a "limited liability company". Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the portfolio. We will benefit accordingly from assets allocated to the portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Fund Charges and Expenses" for information on the management fees paid by the funds to the adviser and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to the subadvisers.)

Selection of Funds. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.

Addition, Deletion, or Substitution of Funds. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to
(i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Investment Divisions of the Separate Account. We will establish new Investment Divisions when marketing needs or investment conditions warrant. Any new Investment Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

  .   eliminate or combine one or more Investment Divisions;
  .   substitute one Investment Division for another Investment Division; or
  . transfer assets between Investment Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Investment Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Investment Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

POLICY CASH VALUE

The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), Loan Account and each Investment Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Investment Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness.

CASH VALUE IN THE GENERAL ACCOUNT

On each Valuation Date, the Cash Value in the General Account will equal:

  . the amount of the Net Premiums allocated or Cash Value transferred to the General Account; PLUS
  .   interest at the rate of at least 4% per year; PLUS
  . any excess interest which we credit and any amounts transferred into the General Account; LESS
  . the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.

CASH VALUE IN EACH SEPARATE ACCOUNT INVESTMENT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Investment Division of the Separate Account. We compute the Cash Value in an Investment Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Investment Division by the unit value for that Investment Division. More detailed information concerning these computation methods is available from our Administrative Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of an Investment Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Investment Division of the Separate Account at the end of any valuation day equals:

  .   the initial units purchased at the unit value on the Issue Date; PLUS
  .   units purchased with additional net premiums; PLUS
  . units purchased via transfers from another Investment Division, the General Account, or the Loan Account; MINUS
  .   units redeemed to pay for monthly deductions; MINUS
  .   units redeemed to pay for partial withdrawals; MINUS
  . units redeemed as part of a transfer to another Investment Division, the General Account, or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Investment Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Investment Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Investment Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Investment Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Investment Division at the end of any Valuation Period equals:

  . the value of the net assets of the Investment Division at the end of the preceding Valuation Period; PLUS
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Division during the Valuation Period for which the unit value is being determined; MINUS
  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS
  . any amount charged against the Investment Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Investment Division; MINUS
  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; DIVIDED BY
  . aggregate units outstanding in the Investment Division at the end of the preceding Valuation Period.

POLICY BENEFITS
================================================================================

DEATH BENEFIT

As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office
(i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require the Owner to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner's estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.

Death benefit proceeds equal:

  .   the death benefit (described below); PLUS
  .   any additional insurance provided by rider; MINUS
  .   any unpaid monthly deductions; MINUS
  .   any outstanding Indebtedness.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy--Delays in Payments We Make". The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.


We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.

Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value.

Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value MULTIPLIED BY the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.

CHANGING FACE AMOUNT

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to restrict changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. CHANGING THE FACE AMOUNT ALSO MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND YOU SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.

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


Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract we may establish a substantially higher Face Amount for Policies issued under that Contract. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.


Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")

ACCELERATED DEATH BENEFITS

We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. AN OWNER SHOULD CONSULT A TAX ADVISOR BEFORE ADDING THESE RIDERS TO HIS OR HER POLICY OR REQUESTING PAYMENT OF AN ACCELERATED DEATH BENEFIT.

SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy-Postponement of Payments.") SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES.

Surrender. The Owner may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that an Owner return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. An Owner may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal at the unit values determined at the end of the Valuation Period during which we receive an Owner's request. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount to $500. The minimum amount that can be withdrawn from any one Investment Division or from the General Account is the lesser of $50 or the Policy's Cash Value in that Investment Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See "The General Account--Restrictions on Partial Withdrawals and Transfers from the General Account.") Subject to the above conditions, the Owner may allocate the amount withdrawn among the Investment Divisions or the General Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the General Account and the Investment Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in the General Account and in each Investment Division bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocations, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Investment Division or the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the General Account and the remaining Investment Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in a particular Investment Division or in the General Account. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000. A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS

An Owner may transfer Cash Value, not including amounts credited to the Loan Account, among the Investment Divisions available with the Policy and, for certain Policies, between the General Account and the Investment Divisions. An Owner may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. Transfers to and from the General Account are subject to restrictions. (See "The General Account.") The following terms apply to transfers under a Policy.

  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4.00 p.m.

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

     Eastern time) for regular trading, we will process the order using the unit value for the Investment Division determined at the close of the next regular trading session of the New York Stock Exchange.
  . We will consider all transfer requests received on the same Valuation Day a single transfer request.
  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in an Investment Division or in the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.
  . The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.

Frequent requests from Owners to transfer cash value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e., the American Funds Global Growth Fund, American Funds Global Small Capitalization Fund, American Funds High Income Bond Fund, American Funds International Fund, American Funds New World Fund, the Met Investors Trust MFS(R) Emerging Markets Equity Portfolio, the Metropolitan Series Fund Russell 2000(R) Index Portfolio and the MFS(R) New Discovery Series--the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap and high yield Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

American Funds Monitoring Policy. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Funds, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Funds or other identified Funds under that Policy to be submitted with an original signature.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Funds and there are no arrangements in place to permit any Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Fund generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Owner). You should read the Fund prospectuses for more details.

AUTOMATIC INVESTMENT STRATEGIES

Dollar Cost Averaging. Allows the Owner to automatically transfer a predetermined amount of money from the American Funds Insurance Series Cash Management Fund Investment Division or equivalent money market Investment Division to a number of available Investment Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the American Funds Insurance Series Cash Management Fund Investment Division or equivalent money market Investment Division must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.

Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.

Annual Automatic Portfolio Rebalancing. Allows the Owner to automatically reallocate your Cash Value among the elected Investment Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).

Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards market timing constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. You cannot participate in both strategies at the same time. However, either strategy may be discontinued at any time.

LOANS

Loan Privileges. After the first Policy Anniversary, the Owner may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b) minus (c), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.
  .   (c) is any contingent deferred sales charges.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Administrative Office, although payments may be postponed under certain circumstances.

We will process each loan request at the unit values determined at the end of the Valuation Period during which we receive an Owner's request.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless the Owner requests a different allocation, we will transfer amounts from the Investment Divisions of the Separate Account and the General Account on a pro-rata basis in the proportion that the Policy's Cash Value in each Investment Division and in the General Account bears to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Investment Divisions and the General Account on a pro-rata basis in the proportion that the Cash Value in each Investment Division and in the General Account bears to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the General Account and the Investment
Divisions: (i) each Policy Anniversary; (ii) when a new loan is made;
(iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and Separate Account Investment Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Investment Divisions and/or the General Account (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Investment Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Investment Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. THE OWNER OF A POLICY SHOULD SEEK COMPETENT ADVICE BEFORE REQUESTING A POLICY LOAN.

CONVERSION RIGHT TO A FIXED BENEFIT POLICY

An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Investment Divisions. If, during the first two Policy Years, an Owner requests in writing that we transfer all of his or her Cash Value into the General Account and the Owner indicates that he or she is exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

ELIGIBILITY CHANGE CONVERSION

As long as the Policy is in force, an Insured's coverage will continue even if an Insured's eligibility under the Group Contract ends because the Group Contract terminates or the employee's employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee's eligibility during the reinstatement period.

We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the amended Certificate will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.")

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. We automatically will amend the Certificate issued to the employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Under certain group contracts, some states may also require a conversion option
(i) if the Insured's employment terminates, or (ii) if the Insured's membership in an eligible class terminates, or (iii) if the amount of life insurance the Insured is eligible for is reduced.

Conditions for Conversion. If you choose to convert the Certificate to a personal policy of life insurance for any of the reasons set forth above, we must receive your written application and the premium due for the new policy at our Administrative Office, within the relevant application period. The amount of the new policy will be determined as specified in your Certificate. We or one of our affiliates will issue a new policy, which will be subject to the conditions set forth in the form of Contract applicable to you. The new policy will take effect on the 32nd day after the date the life insurance coverage under the Certificate ends (or the amount of life insurance the Insured is eligible for is reduced), regardless of the duration of the relevant application period.

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

PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept telephone, facsimile, and via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.
  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. The Owner bears the risk of any such loss.
  . These procedures may include requiring forms of personal identification before acting upon instructions, and/or providing written confirmation of transactions to the Owner.
  . We reserve the right to suspend facsimile and/or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using Internet systems. We are not able to verify that the person providing your PIN and giving us instructions via the Internet is the Owner or is authorized to act on the Owner's behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Administrative Office.

POLICY LAPSE AND REINSTATEMENT
================================================================================

LAPSE

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.

REINSTATEMENT

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to the Owner. The effective date of the new Policy will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS
================================================================================

We will deduct certain charges under the Policy in consideration for:
(i) services and benefits we provide; (ii) costs and expenses we incur;
(iii) risks we assume, and (iv) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

COSTS AND EXPENSES WE INCUR:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

RISKS WE ASSUME:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.


TRANSACTION CHARGES

Premium Expense Charge. For certain policies deemed to be individual contracts under Federal tax laws, we make a charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.

The sales charges will not change even if an Insured is no longer eligible under a Group Contract, but continues coverage on an individual basis.

The net premium payment is calculated as the premium payment less:

  .   Any applicable premium expense charge; minus
  .   The premium tax charge (described below)

Premium Tax Charge. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.25% from all Policies. The 2.25% charge may be higher or lower than actual premium taxes, if any, assessed in your location.

Partial Withdrawal Transaction Charge. An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

Transfer Charge. After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

Contingent Deferred Sales Charge. During the first ten Policy years, we may assess a charge upon surrender or lapse of the Policy, a requested decrease in the face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge will depend on a number of factors, including:

  .   The commission rate paid to the broker-dealer distributing the Policy,
  . The allocation of the total sales load between the premium expense charge and the contingent deferred sales charges,
  .   Whether the event is a full surrender or lapse or decrease in Face Amount,
  . The amount of premiums received by the Company during the first Policy Year for the initial Face Amount and within 12 policy months following any increase in Face Amount, and
  .   The Policy Year in which the surrender or other event takes place.

If no commissions are paid, no contingent deferred sales charge will be charged.

If a contingent deferred sales charge applies to a Policy, we will also calculate an additional charge for each increase in the Face Amount. The additional charge will be charged upon surrender, lapse, or decrease in the Face Amount following the increase. The additional charge will apply for the first ten years following the effective date of the increase in Face Amount and also will depend on the factors affecting the amount of the basic contingent deferred sales charge.

Calculation of Charge. The contingent deferred sales charge is calculated separately for the initial Face Amount and for any increase in Face Amount. If no increases in Face Amount have yet become effective and a Policy with a contingent deferred sales charge is surrendered, the charge will be equal to a percentage of premiums paid during the first Policy Year up to the guideline annual premium for the initial Face Amount. The percentage, either 30% or 28% of premiums actually paid during the first Policy Year, will be set forth in the Policy's specifications pages. The amount of the charge will decrease each year after the first Policy Year by 1/10 of the total charge until it reaches zero at the end of ten Policy Years (see table below).

If an increase in Face Amount has gone into effect and the Policy is surrendered within the first 12 Policy Months after the effective date of such increase, the additional charge, if any, associated with the increase will equal a percentage of premiums associated with the increase which are received within the 12 Policy Months of the increase, up to the guideline premium for the increase. The percentage charged will be the same as that for the initial Face Amount (that is, either 30% for 28%) and will be set forth in the specifications pages issued in connection with the increase. The charge applicable to an increase in Face Amount will decrease by 1/10 of the total charge each year after the first year that the increase is in effect until it reaches zero at the end of year ten, as shown below.

Because the charge is based only on premiums actually paid in the first Policy Year or in the first 12 Policy Months after an increase in Face Amount, the timing of premium payments may affect the amount of the contingent deferred sales charge under a Policy.

               CONTINGENT DEFERRED SALES CHARGE PERCENTAGE TABLE

               POLICY YEAR/ (1)/   PERCENTAGE OF THE CDSL PAYABLE:
              ----------------------------------------------------
                       1                        100%
              ----------------------------------------------------
                       2                         90%
              ----------------------------------------------------
                       3                         80%
              ----------------------------------------------------
                       4                         70%
              ----------------------------------------------------
                       5                         60%
              ----------------------------------------------------
                       6                         50%
              ----------------------------------------------------
                       7                         40%
              ----------------------------------------------------
                       8                         30%
              ----------------------------------------------------
                       9                         20%
              ----------------------------------------------------
                      10                         10%
              ----------------------------------------------------
                 11 and later                    0%
              ----------------------------------------------------

--------
/(1)/For requested increases, years are measured from the effective date of the increase.

Charge for Decrease. If there has been no prior requested increase in Face Amount, the amount of the contingent deferred sales charge deducted upon a decrease in Face Amount will equal a fraction of the charge that would have been deducted if the Policy had instead been surrendered at that time. The fraction is determined by dividing the amount of the decrease by the Policy's Face Amount before the decrease and multiplying the result by the contingent deferred sales charge that would have been deducted if the Policy had been surrendered (rather than the Face Amount decreased) at that time.

If there had been a prior increase in Face Amount, the amount of the charge will depend on whether the initial Face Amount or subsequent increases in Face Amount are being decreased, which in turn will depend on whether the decrease arises from a partial withdrawal or a requested decrease in Face Amount. Where the decrease causes a partial reduction in an increase or in the initial Face Amount a proportionate share of the contingent deferred sales charge for that increase or the initial Face Amount will be deducted.

PERIODIC CHARGES

Monthly Deduction. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from the General Account and each Investment Division on a pro rata basis in the proportion that a Policy's Cash Value in the General Account and each Investment Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge;
  .   the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS
(ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

COST OF INSURANCE RATES. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.

NET AMOUNT AT RISK. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

Monthly Administrative Charge. We assess a monthly administrative charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract we may modify the charge for that Group Contract.

Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts may not offer certain riders.

  . WAIVER OF MONTHLY DEDUCTIONS RIDER. This rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction. In some Group Contracts or other employer-sponsored programs, the charge for this rider will be included in the Cost of Insurance Charge rather than assessed per $1.00 of the waived monthly deduction.

  . CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the name Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

  . SPOUSE'S LIFE INSURANCE RIDER. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

  . ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

Mortality and Expense Risk Charge. We will deduct a daily charge from the Separate Account at a rate not to exceed .0024547% (an annual rate of 0.90%) of the net assets of each Investment Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Loan Interest Charge. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the loan reserve with interest at a minimum effective annual rate of 5% (our current interest rate is 8% and our current crediting rate is 7.25%).

FEDERAL TAXES

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Policies are sold, (2) differences in actual or expected risks, expenses, policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds, and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

ANNUAL FUND OPERATING EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and Fee Tables--"Fund Charges and Expenses" in this prospectus.

FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

IRS Circular 230 Notice: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the owner of the Certificate covering the life of an employee, if certain notice and consent and other requirements are not satisfied.


Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your

Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender, withdrawals, and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified
Endowment Contracts.   Distributions other than death benefits, including
distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code
Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.


Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and the estate tax was repealed in 2010 with a modified carryover basis for heirs.

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "2010 Act") has reinstated the estate and generation-skipping transfer taxes through the end of 2012 with lower top rates and larger exemptions.

The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010.

It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and the generation-skipping transfer taxes or otherwise modify the estate tax or generation-skipping transfer tax rules for years after 2012.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the policy owners since the Company is the owner of the assets from which the tax benefits are derived.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider
  .   Children's Life Insurance Rider
  .   Spouse's Life Insurance Rider
  .   Accelerated Death Benefit Settlement Option Rider

The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.

The Owner may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by the Owner at any time at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

DISTRIBUTION OF THE POLICIES
================================================================================

DISTRIBUTING THE POLICIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).

MLIDC's principal offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800--289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers ("selling firms") who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy. We may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")

COMMISSIONS PAID TO SELLING FIRMS

Selling firms will receive commissions based upon a commission schedule in the sales agreement with the Company and the principal underwriter. Selling firms compensate their registered representative agents. First- year commissions are based on a percentage of first-year premiums up to a guideline annual premium maximum. The first-year commissions are either zero (0), 14, or 15 percent. Renewal commissions are not paid.

COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.

Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 2.25% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold or inforce through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold or inforce through your Intermediary during a prior one-year period; and/or (3) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 2.25% under the current supplemental compensation plan.

The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts.

Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., consulting or reinsurance arrangements).

More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.whymetlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.

Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

ISSUANCE

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

PREMIUM PAYMENTS

The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

GRACE PERIOD

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. However, the Certificate will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company.

TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Certificate in effect will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See "Policy Benefits--Eligibility Change Conversion.")

RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.

ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

GENERAL MATTERS RELATING TO THE POLICY
================================================================================

POSTPONEMENT OF PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and or due proof of death of the Insured. We may postpone such payments, however, whenever:

  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
  .   the SEC by order permits postponement for the protection of Owners; or
  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. We may use telephone, fax, internet or other means of communications to verify that payment from the Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Owners may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.

Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1/2% per year for the period of the deferment.

STATE VARIATIONS
================================================================================

This prospectus provides you with important information about the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. An Owner should contact our Administrative Office to review a copy of his or her policy and any applicable endorsements and riders.

LEGAL PROCEEDINGS
================================================================================

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

FINANCIAL STATEMENTS
================================================================================

The financial statements of the Company, General American Life Insurance Company and subsidiaries and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company and of General American Life Insurance Company and subsidiaries should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of General American Life Insurance Company and subsidiaries, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY
================================================================================

ADMINISTRATIVE OFFICE--The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-685-0124.

ATTAINED AGE--The Issue Age of the Insured plus the number of completed Policy Years.

ASSOCIATED COMPANIES--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

BENEFICIARY--The person(s) named in Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

CASH VALUE--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and in the Loan Account.

CASH SURRENDER VALUE--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

CERTIFICATE--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

CONTRACTHOLDER--The employer, association, sponsoring organization or trust that is issued a Group Contract.

EFFECTIVE DATE--The actual date coverage shall take effect which will be on or after the Issue Date.

EMPLOYEE--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

FACE AMOUNT--The minimum death benefit under the Policy so long as the Policy remains in force.

THE GENERAL ACCOUNT--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.

GROUP CONTRACT--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

INDEBTEDNESS--The sum of all unpaid Policy Loans and accrued interest charged on loans.

INDIVIDUAL INSURANCE--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

INSURED--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

INVESTMENT DIVISION--A subaccount of the Separate Account. Each Investment Division invests exclusively in an available underlying Fund.

INVESTMENT START DATE--The date the initial premium is applied to the General Account and to the Investment Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Administrative Office.

ISSUE AGE--The Insured's Age of the date the Policy is issued.

ISSUE DATE--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LOAN ACCOUNT--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's General Account assets.

LOAN VALUE--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

MATURITY DATE--The Policy Anniversary on which the Insured reaches Attained Age 95.

MONTHLY ANNIVERSARY--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

OBRA--Omnibus Budget Reconciliation Act of 1990.

OWNER (OR YOU)--The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

POLICY ANNIVERSARY--The same date each year as the Issue Date.

POLICY MONTH--A month beginning on the Monthly Anniversary.

POLICY YEAR--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (OR THE COMMISSION)--The Securities and Exchange Commission.

SEPARATE ACCOUNT--Paragon Separate Account A, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

SPOUSE--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

VALUATION DATE--Each day that the New York Stock Exchange is open for regular trading.

VALUATION PERIOD--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Administrative Office.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.




Investment Company Act of 1940 Registration File No. 811-5382

                                    [GRAPHIC]



                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                                    (AFIS)
                                   ISSUED BY

                      METROPOLITAN LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

                                200 PARK AVENUE
                              NEW YORK, NY 10166

                          PARAGON SEPARATE ACCOUNT A
                                 (REGISTRANT)

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 2011



This Statement of Additional Information ("SAI") contains additional information regarding flexible premium variable life insurance policies offered by Metropolitan Life Insurance Company ("MetLife" or the "Company") for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and Individual Policy are very similar and are referred to collectively in this SAI as "Policy" or "Policies."

This SAI is not a prospectus, and should be read together with the most recent prospectus for the Policies and the prospectuses for the Funds offered as investment options in the Policies. Please refer to your prospectus for a list of the Funds offered under your Policy. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown below. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.

     DIRECT ALL CORRESPONDENCE AND INQUIRIES TO THE ADMINISTRATIVE OFFICE:

                                 METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                (800) 685-0124





                                                                     SA A - SAI

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

     Additional Policy Information.....................................  3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Cost of Insurance
     Additional Benefits and Riders....................................  6
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies......................................  7
     More Information About the Company................................  8
        The Company
     Other Information.................................................  8
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Independent Registered Public Accounting Firm
        Additional Information
        Financial Statements
     Appendix--Death Benefit Applicable Percentage Table............... 11

ADDITIONAL POLICY INFORMATION
================================================================================

                                  THE POLICY

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

                              CLAIMS OF CREDITORS

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process. However, the amount of the death benefit that exceeds the Policy's Cash Value is paid from our General Account and thus is subject to the claims paying ability of the Company.

                               INCONTESTABILITY

In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.

We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.

                              MISSTATEMENT OF AGE

If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

                               SUICIDE EXCLUSION

If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

                                  ASSIGNMENT

An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Administrative Office. The Owner retains an ownership rights under the Policy that are not assigned.

We will be bound by an assignment of a Policy only if:

  .   it is in writing;
  . the original instrument or a certified copy is filed with us at our Administrative Office; and
  .   we send an acknowledged copy to the Owner.

We are not responsible for determining the validity of any assignment.

Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

                                  BENEFICIARY

The Beneficiary (ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will generally be payable to the Owner or, if the Owner is not living, to the Owner's estate.

                         CHANGING OWNER OR BENEFICIARY

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. CHANGING THE OWNER MAY HAVE ADVERSE TAX CONSEQUENCES. THE OWNER SHOULD CONSULT A TAX ADVISOR BEFORE DOING SO.

                        CHANGING DEATH BENEFIT OPTIONS

An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES.

If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

         DETERMINATION OF CASH VALUE IN EACH SEPARATE ACCOUNT DIVISION

Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division MULTIPLIED BY the

  . the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; PLUS
  . any net premium payments allocated to the Division during the current Valuation Period; PLUS
  . any loan repayments allocated to the Division during the current Valuation Period; PLUS
  . any amounts transferred to the Division from another Division (or from the General Account for those Policies where the General Account is available as an investment option) during the current Valuation Period; PLUS
  . that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; MINUS
  . any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; MINUS
  . any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; MINUS
  . (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

The NET INVESTMENT FACTOR for each Division for a Valuation Period equals:

  .   the value of the assets at the end of the preceding Valuation Period; PLUS
  .   the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; MINUS
  . the capital losses, realized or unrealized, charged against those assets during the Valuation Period; MINUS
  . any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; MINUS
  . a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.75% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); DIVIDED BY
  .   the value of the assets at the end of the preceding Valuation Period.

                               COST OF INSURANCE

Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured and the rate class of the Insured. The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program.

Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table for Certificates issued before 1/1/09 and 100% of the 2001 CSO Table for Certificates issued on or after 1/1/09.)

Net Amount at Risk. The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

                      WAIVER OF MONTHLY DEDUCTIONS RIDER

This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

                        CHILDREN'S LIFE INSURANCE RIDER

This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

                         SPOUSE'S LIFE INSURANCE RIDER

This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employees' spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

               ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER

This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the
Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (i) or (ii), above, LESS any Indebtedness and any term insurance added by other riders, PLUS the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

DISTRIBUTION OF THE POLICIES
================================================================================

Information about the distribution of the Policies is contained in the prospectus. (See "Distribution of the Policies.") Additional information is provided below.

While Group Contracts are no longer sold, policies are offered to new participants in existing Group Contracts on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Act of 1934, and is a member of the Financial Industry Regulatory Authority ("FINRA"). MLIDC enters into selling agreements with affiliated and unaffiliated broker-dealers who sell the Policies through their registered representatives.

Sales compensation was paid to selling firms with respect to the Policies in the Separate Account in the following amounts during the periods indicated:



                     AGGREGATE AMOUNT OF COMMISSIONS
                                  PAID               AGGREGATE AMOUNT OF COMMISSIONS RETAINED BY PRINCIPAL
    FISCAL YEAR         TO PRINCIPAL UNDERWRITER                          UNDERWRITER
----------------------------------------------------------------------------------------------------------
       2010                        $0                                         $0
----------------------------------------------------------------------------------------------------------
       2009                    $31,407.86                                     $0
----------------------------------------------------------------------------------------------------------
       2008                    $39,851.91                                     $0
----------------------------------------------------------------------------------------------------------




We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

MORE INFORMATION ABOUT THE COMPANY
================================================================================

                                  THE COMPANY

MetLife is a provider of insurance and financial services domiciled in New York. It is a wholly owned subsidiary of MetLife, Inc., a publicly traded company that, through its subsidiaries and affiliates, provides insurance and financial services to individual and institutional customers in the United States and abroad.

Before May 1, 2006, all Contracts were issued by Paragon Life Insurance Company ("Paragon"), another subsidiary of MetLife, Inc. In order to simplify its corporate and operational structure, MetLife Inc. purchased all of the stock of Paragon, and on or about May 1, 2006, the operations of MetLife and Paragon were combined through merger.

Upon consummation of the merger, Paragon's separate corporate existence ceased by operation of law, and MetLife assumed legal ownership of all of the assets of Paragon, including the Separate Account and its assets. As a result of the merger, MetLife also became responsible for all of Paragon's liabilities and obligations, including those created under Contracts initially issued by Paragon and outstanding on the date of the merger. Such Contracts thereby became variable contracts funded by a Separate Account of MetLife, and each owner thereof has become a contractholder of MetLife.

Paragon was a stock life insurance company incorporated under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. Organized in 1981 as General American Insurance Company, the company name was changed to Paragon on December 31, 1987. Paragon's main business was writing individual and group life insurance policies.

Paragon was a wholly owned subsidiary of General American Life Insurance Company, a Missouri life insurance company that is wholly owned by GenAmerica Corporation, a Missouri general business corporation. GenAmerica Corporation is wholly owned by MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's Home Office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

OTHER INFORMATION
================================================================================

                        POTENTIAL CONFLICTS OF INTEREST

In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example:
(i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

                    SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

The Company holds assets of the Separate Account, physically segregated and held apart from our General Account assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.

                              RECORDS AND REPORTS

We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

  . the current Cash Value, amounts in each Division of the Separate Account (and in the General Account for those Policies where the General Account is available as an investment option), Loan Account value
  .   the current Cash Surrender Value
  .   the current death benefit
  .   the current amount of any Indebtedness
  . any activity since the last report (E.G., premiums paid, partial withdrawals, charges and deductions)
  .   any other information required by law

We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements and financial highlights comprising each of the Divisions of Paragon Separate Account A included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph referring to changes in the Company's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, and its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements of General American Life Insurance Company and subsidiaries, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                                ADVERTISEMENTS

We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

                            ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

                             FINANCIAL STATEMENTS


The Company's financial statements and of General American Life Insurance Company and subsidiaries should be distinguished from the financial statements and financial highlights comprising each of the Divisions of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies and of General American Life Insurance Company and subsidiaries, as guarantor, to meet its obligations under the guarantee agreement. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                       APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                             APPLICABLE               APPLICABLE
               ATTAINED AGE  PERCENTAGE ATTAINED AGE  PERCENTAGE
               ------------  ---------- ------------  ----------
                   40           250%    61               128%
                   41           243     62               126
                   42           236     63               124
                   43           229     64               122
                   44           222     65               120
                   45           215     66               119
                   46           209     67               118
                   47           203     68               117
                   48           197     69               116
                   49           191     70               115
                   50           185     71               113
                   51           178     72               111
                   52           171     73               109
                   53           164     74               107
                   54           157     75-90........    105
                   55           150     91               104
                   56           146     92               103
                   57           142     93               102
                   58           138     94               101
                   59           134     95 or older..    100
                   60           130

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
Paragon Separate Account A
and Board of Directors of
Metropolitan Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Paragon Separate Account A (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2 as of December 31, 2010, the related statements of operations and changes in net assets for the respective stated periods in the three years then ended, and the financial highlights in Note 7 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2010, the results of their operations and changes in their net assets for the respective stated periods in the three years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 31, 2011

                     This page is intentionally left blank.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2010

                              AMERICAN FUNDS   AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS
                             CASH MANAGEMENT HIGH-INCOME BOND  GROWTH-INCOME         GROWTH
                                    DIVISION         DIVISION       DIVISION       DIVISION
                             --------------- ---------------- -------------- --------------
ASSETS:
  Investments at fair value      $ 4,264,329      $ 6,425,828   $ 26,034,399   $ 43,177,878
  Due from Metropolitan Life
     Insurance Company                     2               --              1             --
                             --------------- ---------------- -------------- --------------
       Total Assets                4,264,331        6,425,828     26,034,400     43,177,878
                             --------------- ---------------- -------------- --------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                    --                5             --              1
                             --------------- ---------------- -------------- --------------
       Total Liabilities                  --                5             --              1
                             --------------- ---------------- -------------- --------------
NET ASSETS                       $ 4,264,331      $ 6,425,823   $ 26,034,400   $ 43,177,877
                             =============== ================ ============== ==============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                   AMERICAN FUNDS
                                 U.S. GOVERNMENT/   AMERICAN FUNDS AMERICAN FUNDS AMERICAN FUNDS
                             AAA RATED SECURITIES ASSET ALLOCATION  INTERNATIONAL  GLOBAL GROWTH
                                         DIVISION         DIVISION       DIVISION       DIVISION
                             -------------------- ---------------- -------------- --------------
ASSETS:
  Investments at fair value           $ 5,546,527      $ 7,764,288   $ 13,120,513    $ 3,499,651
  Due from Metropolitan Life
     Insurance Company                         --                2             --             18
                             -------------------- ---------------- -------------- --------------
       Total Assets                     5,546,527        7,764,290     13,120,513      3,499,669
                             -------------------- ---------------- -------------- --------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                          2               --              1             --
                             -------------------- ---------------- -------------- --------------
       Total Liabilities                        2               --              1             --
                             -------------------- ---------------- -------------- --------------
NET ASSETS                            $ 5,546,525      $ 7,764,290   $ 13,120,512    $ 3,499,669
                             ==================== ================ ============== ==============

The accompanying notes are an integral part of these financial statements.

               AMERICAN FUNDS
AMERICAN FUNDS   GLOBAL SMALL AMERICAN FUNDS  FIDELITY VIP FIDELITY VIP FIDELITY VIP
          BOND CAPITALIZATION      NEW WORLD EQUITY-INCOME    INDEX 500   CONTRAFUND
      DIVISION       DIVISION       DIVISION      DIVISION     DIVISION     DIVISION
-------------- -------------- -------------- ------------- ------------ ------------
   $ 3,299,660    $ 5,140,096    $ 3,316,228     $ 910,895  $ 1,646,156  $ 2,281,358
            --             --             --            --           --            8
-------------- -------------- -------------- ------------- ------------ ------------
     3,299,660      5,140,096      3,316,228       910,895    1,646,156    2,281,366
-------------- -------------- -------------- ------------- ------------ ------------
             3              4              1             4            1           --
-------------- -------------- -------------- ------------- ------------ ------------
             3              4              1             4            1           --
-------------- -------------- -------------- ------------- ------------ ------------
   $ 3,299,657    $ 5,140,092    $ 3,316,227     $ 910,891  $ 1,646,155  $ 2,281,366
============== ============== ============== ============= ============ ============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                             FIDELITY VIP FIDELITY VIP FIDELITY VIP FIDELITY VIP
                                  MID CAP FREEDOM 2010 FREEDOM 2020 FREEDOM 2030
                                 DIVISION     DIVISION     DIVISION     DIVISION
                             ------------ ------------ ------------ ------------
ASSETS:
  Investments at fair value   $ 3,490,789    $ 122,492    $ 512,287    $ 791,862
  Due from Metropolitan Life
     Insurance Company                  2           --           --           --
                             ------------ ------------ ------------ ------------
       Total Assets             3,490,791      122,492      512,287      791,862
                             ------------ ------------ ------------ ------------
LIABILITIES:
  Due to Metropolitan Life
     Insurance Company                 --            6           12           14
                             ------------ ------------ ------------ ------------
       Total Liabilities               --            6           12           14
                             ------------ ------------ ------------ ------------
NET ASSETS                    $ 3,490,791    $ 122,486    $ 512,275    $ 791,848
                             ============ ============ ============ ============

The accompanying notes are an integral part of these financial statements.

FIDELITY VIP FIDELITY VIP   MFS VIT      MFS VIT       MFS VIT MSF RUSSELL
FREEDOM 2040 FREEDOM 2050    GROWTH TOTAL RETURN NEW DISCOVERY  2000 INDEX
    DIVISION     DIVISION  DIVISION     DIVISION      DIVISION    DIVISION
------------ ------------ --------- ------------ ------------- -----------
    $ 21,861     $ 10,279 $ 241,348    $ 347,244     $ 583,841   $ 198,538
          --           --        --           --            --          --
------------ ------------ --------- ------------ ------------- -----------
      21,861       10,279   241,348      347,244       583,841     198,538
------------ ------------ --------- ------------ ------------- -----------
           2           --         6            5             2           3
------------ ------------ --------- ------------ ------------- -----------
           2           --         6            5             2           3
------------ ------------ --------- ------------ ------------- -----------
    $ 21,859     $ 10,279 $ 241,342    $ 347,239     $ 583,839   $ 198,535
============ ============ ========= ============ ============= ===========

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2010

                                                     MIST MFS
                                                     EMERGING
                                               MARKETS EQUITY
                                                     DIVISION
                                               --------------
ASSETS:
  Investments at fair value                         $ 719,995
  Due from Metropolitan Life Insurance Company             --
                                               --------------
       Total Assets                                   719,995
                                               --------------
LIABILITIES:
  Due to Metropolitan Life Insurance Company                3
                                               --------------
       Total Liabilities                                    3
                                               --------------
NET ASSETS                                          $ 719,992
                                               ==============

The accompanying notes are an integral part of these financial statements.

                     This page is intentionally left blank.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                           AMERICAN FUNDS
                                                                          CASH MANAGEMENT
                                                                                 DIVISION
                                                           ---------------------------------------------
                                                           2010                      2009        2008
                                                           -------------- ------------------ -----------
INVESTMENT INCOME:
      Dividends                                                   $ --           $ 12,920    $ 94,532
                                                           -------------- ------------------ -----------
EXPENSES:
      Mortality and expense risk charges                        37,779             41,893      41,783
                                                           -------------- ------------------ -----------
        Total expenses                                          37,779             41,893      41,783
                                                           -------------- ------------------ -----------
           Net investment income (loss)                        (37,779)           (28,973)     52,749
                                                           -------------- ------------------ -----------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --                479          --
      Realized gains (losses) on sale of investments           (21,276)           (37,096)    (18,720)
                                                           -------------- ------------------ -----------
           Net realized gains (losses)                         (21,276)           (36,617)    (18,720)
                                                           -------------- ------------------ -----------
      Change in unrealized gains (losses) on investments        16,822             19,263      35,584
                                                           -------------- ------------------ -----------
      Net realized and change in unrealized gains (losses)
        on investments                                          (4,454)           (17,354)     16,864
                                                           -------------- ------------------ -----------
      Net increase (decrease) in net assets resulting
        from operations                                      $ (42,233)         $ (46,327)   $ 69,613
                                                           ============== ================== ===========

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

               AMERICAN FUNDS                                   AMERICAN FUNDS
             HIGH-INCOME BOND                                    GROWTH-INCOME
                     DIVISION                                         DIVISION
------------------------------------------------ -------------------------------------------------
     2010                2009            2008           2010              2009             2008
------------ ------------------- --------------- -------------- ----------------- ----------------
$ 472,619           $ 372,450       $ 349,509      $ 416,309         $ 390,889        $ 552,607
------------ ------------------- --------------- -------------- ----------------- ----------------
   45,658              36,535          35,216        190,025           168,223          220,965
------------ ------------------- --------------- -------------- ----------------- ----------------
   45,658              36,535          35,216        190,025           168,223          220,965
------------ ------------------- --------------- -------------- ----------------- ----------------
  426,961             335,915         314,293        226,284           222,666          331,642
------------ ------------------- --------------- -------------- ----------------- ----------------
       --                  --              --             --                --        1,852,221
  (19,059)           (162,429)        (76,702)      (159,472)         (733,084)           8,997
------------ ------------------- --------------- -------------- ----------------- ----------------
  (19,059)           (162,429)        (76,702)      (159,472)         (733,084)       1,861,218
------------ ------------------- --------------- -------------- ----------------- ----------------
  397,021           1,364,906      (1,428,119)     2,477,584         6,344,158      (14,742,593)
------------ ------------------- --------------- -------------- ----------------- ----------------
  377,962           1,202,477      (1,504,821)     2,318,112         5,611,074      (12,881,375)
------------ ------------------- --------------- -------------- ----------------- ----------------
$ 804,923         $ 1,538,392    $ (1,190,528)   $ 2,544,396       $ 5,833,740    $ (12,549,733)
============ =================== =============== ============== ================= ================

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                          AMERICAN FUNDS
                                                                                  GROWTH
                                                                                DIVISION
                                                           -------------- ----------------- ----------------
                                                                  2010              2009             2008
                                                           -------------- ----------------- ----------------
INVESTMENT INCOME:
      Dividends                                              $ 376,624         $ 294,886        $ 488,487
                                                           -------------- ----------------- ----------------
EXPENSES:
      Mortality and expense risk charges                       311,544           265,872          364,189
                                                           -------------- ----------------- ----------------
        Total expenses                                         311,544           265,872          364,189
                                                           -------------- ----------------- ----------------
           Net investment income (loss)                         65,080            29,014          124,298
                                                           -------------- ----------------- ----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --                --        5,200,721
      Realized gains (losses) on sale of investments          (173,614)       (1,245,767)         (87,077)
                                                           -------------- ----------------- ----------------
           Net realized gains (losses)                        (173,614)       (1,245,767)       5,113,644
                                                           -------------- ----------------- ----------------
      Change in unrealized gains (losses) on investments     6,819,485        12,401,755      (29,568,593)
                                                           -------------- ----------------- ----------------
      Net realized and change in unrealized gains (losses)
        on investments                                       6,645,871        11,155,988      (24,454,949)
                                                           -------------- ----------------- ----------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 6,710,951      $ 11,185,002    $ (24,330,651)
                                                           ============== ================= ================

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

                       AMERICAN FUNDS                                    AMERICAN FUNDS
 U.S. GOVERNMENT/AAA RATED SECURITIES                                  ASSET ALLOCATION
                             DIVISION                                          DIVISION
-------------------------------------------- ------------------------------------------------
     2010           2009                2008      2010                2009            2008
--------- ----------------- ---------------- ------------ ------------------- ---------------
$ 109,643      $ 140,483           $ 171,821 $ 161,126           $ 178,149       $ 252,991
--------- ----------------- ---------------- ------------ ------------------- ---------------
   41,816         41,404              41,049    56,826              56,301          71,848
--------- ----------------- ---------------- ------------ ------------------- ---------------
   41,816         41,404              41,049    56,826              56,301          71,848
--------- ----------------- ---------------- ------------ ------------------- ---------------
   67,827         99,079             130,772   104,300             121,848         181,143
--------- ----------------- ---------------- ------------ ------------------- ---------------
   25,010         47,485                  --        --                  --         374,752
   60,618         70,940              11,619  (168,432)           (491,098)        (72,761)
--------- ----------------- ---------------- ------------ ------------------- ---------------
   85,628        118,425              11,619  (168,432)           (491,098)        301,991
--------- ----------------- ---------------- ------------ ------------------- ---------------
  103,576       (116,287)            230,109   828,024           1,840,076      (3,536,037)
--------- ----------------- ---------------- ------------ ------------------- ---------------
  189,204          2,138             241,728   659,592           1,348,978      (3,234,046)
--------- ----------------- ---------------- ------------ ------------------- ---------------
$ 257,031      $ 101,217           $ 372,500 $ 763,892         $ 1,470,826    $ (3,052,903)
========= ================= ================ ============ =================== ===============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                        AMERICAN FUNDS
                                                                         INTERNATIONAL
                                                                              DIVISION
                                                           ----------------------------------------------
                                                                2010              2009            2008
                                                           ------------ ----------------- ---------------
INVESTMENT INCOME:
      Dividends                                            $ 280,255         $ 199,963       $ 337,816
                                                           ------------ ----------------- ---------------
EXPENSES:
      Mortality and expense risk charges                      98,483            95,151         128,345
                                                           ------------ ----------------- ---------------
        Total expenses                                        98,483            95,151         128,345
                                                           ------------ ----------------- ---------------
           Net investment income (loss)                      181,772           104,812         209,471
                                                           ------------ ----------------- ---------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                 --            63,819       2,169,657
      Realized gains (losses) on sale of investments         (11,697)         (307,247)        229,359
                                                           ------------ ----------------- ---------------
           Net realized gains (losses)                       (11,697)         (243,428)      2,399,016
                                                           ------------ ----------------- ---------------
      Change in unrealized gains (losses) on investments     604,879         4,433,473     (10,829,404)
                                                           ------------ ----------------- ---------------
      Net realized and change in unrealized gains (losses)
        on investments                                       593,182         4,190,045      (8,430,388)
                                                           ------------ ----------------- ---------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 774,954       $ 4,294,857    $ (8,220,917)
                                                           ============ ================= ===============

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

             AMERICAN FUNDS                              AMERICAN FUNDS
              GLOBAL GROWTH                                        BOND
                   DIVISION                                    DIVISION
---------------------------------------------- -----------------------------------------
     2010              2009            2008         2010           2009          2008
------------ ----------------- --------------- --------- ----------------- -------------
 $ 55,242          $ 46,313        $ 66,323    $ 107,405       $ 94,629     $ 132,283
------------ ----------------- --------------- --------- ----------------- -------------
   24,564            21,070          25,569       26,442         19,409        13,737
------------ ----------------- --------------- --------- ----------------- -------------
   24,564            21,070          25,569       26,442         19,409        13,737
------------ ----------------- --------------- --------- ----------------- -------------
   30,678            25,243          40,754       80,963         75,220       118,546
------------ ----------------- --------------- --------- ----------------- -------------
       --                --         291,628           --             --         3,871
  (22,330)          (88,280)        (10,284)       6,844        (38,807)      (12,075)
------------ ----------------- --------------- --------- ----------------- -------------
  (22,330)          (88,280)        281,344        6,844        (38,807)       (8,204)
------------ ----------------- --------------- --------- ----------------- -------------
  318,153         1,041,687      (1,864,476)     108,798        242,892      (330,363)
------------ ----------------- --------------- --------- ----------------- -------------
  295,823           953,407      (1,583,132)     115,642        204,085      (338,567)
------------ ----------------- --------------- --------- ----------------- -------------
$ 326,501         $ 978,650    $ (1,542,378)   $ 196,605      $ 279,305    $ (220,021)
============ ================= =============== ========= ================= =============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                                     AMERICAN FUNDS
                                                                        GLOBAL SMALL CAPITALIZATION
                                                                                           DIVISION
                                                           ---------------------------------------------------------
                                                                2010                           2009          2008
                                                           ------------ ----------------------------- --------------
INVESTMENT INCOME:
      Dividends                                             $ 83,818                     $ 17,606 $            --
                                                           ------------ ----------------------------- --------------
EXPENSES:
      Mortality and expense risk charges                      33,991                         27,914        35,120
                                                           ------------ ----------------------------- --------------
        Total expenses                                        33,991                         27,914        35,120
                                                           ------------ ----------------------------- --------------
           Net investment income (loss)                       49,827                        (10,308)      (35,120)
                                                           ------------ ----------------------------- --------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                 --                             --       636,412
      Realized gains (losses) on sale of investments        (113,573)                      (339,111)     (512,471)
                                                           ------------ ----------------------------- --------------
           Net realized gains (losses)                      (113,573)                      (339,111)      123,941
                                                           ------------ ----------------------------- --------------
      Change in unrealized gains (losses) on investments     912,418                      2,032,459    (3,293,119)
                                                           ------------ ----------------------------- --------------
      Net realized and change in unrealized gains (losses)
        on investments                                       798,845                      1,693,348    (3,169,178)
                                                           ------------ ----------------------------- --------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 848,672                  $ 1,683,040     $  (3,204,298)
                                                           ============ ============================= ==============

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

             AMERICAN FUNDS                                 FIDELITY VIP
                  NEW WORLD                                EQUITY-INCOME
                   DIVISION                                     DIVISION
---------------------------------------------- ------------------------------------------
     2010              2009            2008        2010             2009          2008
------------ ----------------- --------------- ----------- ---------------- -------------
 $ 51,780          $ 36,716        $ 45,878    $ 15,176         $ 14,582      $ 19,173
------------ ----------------- --------------- ----------- ---------------- -------------
   19,982            15,648          23,661       6,014            4,423         4,935
------------ ----------------- --------------- ----------- ---------------- -------------
   19,982            15,648          23,661       6,014            4,423         4,935
------------ ----------------- --------------- ----------- ---------------- -------------
   31,798            21,068          22,217       9,162           10,159        14,238
------------ ----------------- --------------- ----------- ---------------- -------------
       --                --         265,677          --               --           643
   (5,797)         (301,777)       (158,076)    (43,785)         (72,395)      (13,355)
------------ ----------------- --------------- ----------- ---------------- -------------
   (5,797)         (301,777)        107,601     (43,785)         (72,395)      (12,712)
------------ ----------------- --------------- ----------- ---------------- -------------
  338,633         1,024,229      (1,652,958)    133,938          221,209      (357,495)
------------ ----------------- --------------- ----------- ---------------- -------------
  332,836           722,452      (1,545,357)     90,153          148,814      (370,207)
------------ ----------------- --------------- ----------- ---------------- -------------
$ 364,634         $ 743,520    $ (1,523,140)   $ 99,315        $ 158,973    $ (355,969)
============ ================= =============== =========== ================ =============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                        FIDELITY VIP
                                                                           INDEX 500
                                                                            DIVISION
                                                           ------------------------------------------
                                                                2010            2009          2008
                                                           ------------ --------------- -------------
INVESTMENT INCOME:
      Dividends                                             $ 29,190        $ 27,515      $ 27,819
                                                           ------------ --------------- -------------
EXPENSES:
      Mortality and expense risk charges                      10,232           7,775         8,523
                                                           ------------ --------------- -------------
        Total expenses                                        10,232           7,775         8,523
                                                           ------------ --------------- -------------
           Net investment income (loss)                       18,958          19,740        19,296
                                                           ------------ --------------- -------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                             24,270          21,595        11,807
      Realized gains (losses) on sale of investments          (8,387)        (62,758)       (2,825)
                                                           ------------ --------------- -------------
           Net realized gains (losses)                        15,883         (41,163)        8,982
                                                           ------------ --------------- -------------
      Change in unrealized gains (losses) on investments     160,982         281,908      (541,641)
                                                           ------------ --------------- -------------
      Net realized and change in unrealized gains (losses)
        on investments                                       176,865         240,745      (532,659)
                                                           ------------ --------------- -------------
      Net increase (decrease) in net assets resulting
        from operations                                    $ 195,823       $ 260,485    $ (513,363)
                                                           ============ =============== =============

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

             FIDELITY VIP                               FIDELITY VIP
               CONTRAFUND                                    MID CAP
                 DIVISION                                   DIVISION
------------------------------------------ --------------------------------------------
     2010            2009          2008         2010            2009            2008
------------ --------------- ------------- ------------ --------------- ---------------
 $ 25,536        $ 22,785      $ 19,642     $ 11,369        $ 14,951        $ 10,984
------------ --------------- ------------- ------------ --------------- ---------------
   15,341          11,372        13,770       21,327          15,839          16,851
------------ --------------- ------------- ------------ --------------- ---------------
   15,341          11,372        13,770       21,327          15,839          16,851
------------ --------------- ------------- ------------ --------------- ---------------
   10,195          11,413         5,872       (9,958)           (888)         (5,867)
------------ --------------- ------------- ------------ --------------- ---------------
      929             458        52,219        9,319          11,270         375,646
  (93,361)       (227,047)     (136,504)     (12,098)        (99,111)        (85,143)
------------ --------------- ------------- ------------ --------------- ---------------
  (92,432)       (226,589)      (84,285)      (2,779)        (87,841)        290,503
------------ --------------- ------------- ------------ --------------- ---------------
  385,656         680,028      (907,984)     716,387         809,426      (1,368,112)
------------ --------------- ------------- ------------ --------------- ---------------
  293,224         453,439      (992,269)     713,608         721,585      (1,077,609)
------------ --------------- ------------- ------------ --------------- ---------------
$ 303,419       $ 464,852    $ (986,397)   $ 703,650       $ 720,697    $ (1,083,476)
============ =============== ============= ============ =============== ===============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                       FIDELITY VIP
                                                                       FREEDOM 2010
                                                                           DIVISION
                                                           ----------------------------------------
                                                           2010                2009         2008
                                                           ----------- --------------- ------------
INVESTMENT INCOME:
      Dividends                                                $ 2,515      $ 2,367      $ 2,401
                                                           ----------- --------------- ------------
EXPENSES:
      Mortality and expense risk charges                           709          481          296
                                                           ----------- --------------- ------------
        Total expenses                                             709          481          296
                                                           ----------- --------------- ------------
           Net investment income (loss)                          1,806        1,886        2,105
                                                           ----------- --------------- ------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                1,907          609        2,339
      Realized gains (losses) on sale of investments             1,661       (7,763)        (718)
                                                           ----------- --------------- ------------
           Net realized gains (losses)                           3,568       (7,154)       1,621
                                                           ----------- --------------- ------------
      Change in unrealized gains (losses) on investments         7,343       19,336      (18,689)
                                                           ----------- --------------- ------------
      Net realized and change in unrealized gains (losses)
        on investments                                          10,911       12,182      (17,068)
                                                           ----------- --------------- ------------
      Net increase (decrease) in net assets resulting
        from operations                                       $ 12,717     $ 14,068    $ (14,963)
                                                           =========== =============== ============

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

               FIDELITY VIP                              FIDELITY VIP
               FREEDOM 2020                              FREEDOM 2030
                   DIVISION                                  DIVISION
-------------------------------------------- ----------------------------------------
2010                   2009          2008    2010                2009         2008
-------------- --------------- ------------- ----------- --------------- ------------
   $ 10,567         $ 9,730       $ 9,839       $ 14,782      $ 9,202      $ 4,962
-------------- --------------- ------------- ----------- --------------- ------------
      3,083           2,223         2,263          4,514        2,229          860
-------------- --------------- ------------- ----------- --------------- ------------
      3,083           2,223         2,263          4,514        2,229          860
-------------- --------------- ------------- ----------- --------------- ------------
      7,484           7,507         7,576         10,268        6,973        4,102
-------------- --------------- ------------- ----------- --------------- ------------
      3,412           3,928        17,121          4,950        2,851       11,225
     (3,446)        (34,777)       (3,899)         5,118       (6,953)      (5,490)
-------------- --------------- ------------- ----------- --------------- ------------
        (34)        (30,849)       13,222         10,068       (4,102)       5,735
-------------- --------------- ------------- ----------- --------------- ------------
     51,834          99,822      (149,875)        75,506       85,014      (70,049)
-------------- --------------- ------------- ----------- --------------- ------------
     51,800          68,973      (136,653)        85,574       80,912      (64,314)
-------------- --------------- ------------- ----------- --------------- ------------
   $ 59,284        $ 76,480    $ (129,077)      $ 95,842     $ 87,885    $ (60,212)
============== =============== ============= =========== =============== ============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                          FIDELITY VIP    FIDELITY VIP
                                                                          FREEDOM 2040    FREEDOM 2050
                                                                              DIVISION        DIVISION
                                                                          --------------- ---------------
                                                                               2010 (a)        2010 (a)
                                                                          --------------- ---------------
INVESTMENT INCOME:
      Dividends                                                                  $ 379           $ 174
                                                                          --------------- ---------------
EXPENSES:
      Mortality and expense risk charges                                            36              15
                                                                          --------------- ---------------
        Total expenses                                                              36              15
                                                                          --------------- ---------------
           Net investment income (loss)                                            343             159
                                                                          --------------- ---------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                                                2,358             189
      Realized gains (losses) on sale of investments                                55              27
                                                                          --------------- ---------------
           Net realized gains (losses)                                           2,413             216
                                                                          --------------- ---------------
      Change in unrealized gains (losses) on investments                        (1,327)            356
                                                                          --------------- ---------------
      Net realized and change in unrealized gains (losses) on investments        1,086             572
                                                                          --------------- ---------------
      Net increase (decrease) in net assets resulting from operations          $ 1,429           $ 731
                                                                          =============== ===============

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

                MFS VIT                                     MFS VIT
                 GROWTH                                TOTAL RETURN
               DIVISION                                    DIVISION
--------------------------------------- -------------------------------------------
2010               2009         2008    2010                   2009         2008
-------------- ----------- ------------ -------------- --------------- ------------
      $ 235       $ 458        $ 343        $ 6,974         $ 6,461      $ 6,155
-------------- ----------- ------------ -------------- --------------- ------------
      1,498       1,190        1,222          2,173           1,403        1,441
-------------- ----------- ------------ -------------- --------------- ------------
      1,498       1,190        1,222          2,173           1,403        1,441
-------------- ----------- ------------ -------------- --------------- ------------
     (1,263)       (732)        (879)         4,801           5,058        4,714
-------------- ----------- ------------ -------------- --------------- ------------
         --          --           --             --              --       12,192
      5,680     (21,155)        (844)          (735)         (9,355)     (10,772)
-------------- ----------- ------------ -------------- --------------- ------------
      5,680     (21,155)        (844)          (735)         (9,355)       1,420
-------------- ----------- ------------ -------------- --------------- ------------
     26,061      66,873      (74,049)        21,570          34,943      (52,664)
-------------- ----------- ------------ -------------- --------------- ------------
     31,741      45,718      (74,893)        20,835          25,588      (51,244)
-------------- ----------- ------------ -------------- --------------- ------------
   $ 30,478    $ 44,986    $ (75,772)      $ 25,636        $ 30,646    $ (46,530)
============== =========== ============ ============== =============== ============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                                MFS VIT
                                                                          NEW DISCOVERY
                                                                               DIVISION
                                                           --------------------------------------------
                                                           2010                    2009         2008
                                                           -------------- ---------------- ------------
INVESTMENT INCOME:
      Dividends                                                   $ --             $ --         $ --
                                                           -------------- ---------------- ------------
EXPENSES:
      Mortality and expense risk charges                         2,401              978          796
                                                           -------------- ---------------- ------------
        Total expenses                                           2,401              978          796
                                                           -------------- ---------------- ------------
           Net investment income (loss)                         (2,401)            (978)        (796)
                                                           -------------- ---------------- ------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
      Realized gain distributions                                   --               --       21,012
      Realized gains (losses) on sale of investments            19,655          (28,920)      (9,003)
                                                           -------------- ---------------- ------------
           Net realized gains (losses)                          19,655          (28,920)      12,009
                                                           -------------- ---------------- ------------
      Change in unrealized gains (losses) on investments        82,935           88,430      (62,742)
                                                           -------------- ---------------- ------------
      Net realized and change in unrealized gains (losses)
        on investments                                         102,590           59,510      (50,733)
                                                           -------------- ---------------- ------------
      Net increase (decrease) in net assets resulting
        from operations                                      $ 100,189         $ 58,532    $ (51,529)
                                                           ============== ================ ============

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

               MSF RUSSELL                                          MIST MFS
                2000 INDEX                           EMERGING MARKETS EQUITY
                  DIVISION                                          DIVISION
------------------------------------------ -------------------------------------------------
2010                  2009         2008         2010                    2009         2008
-------------- -------------- ------------ --------- -------------------------- ------------
    $ 1,561        $ 1,059        $ 470      $ 5,765                 $ 2,889      $ 1,436
-------------- -------------- ------------ --------- -------------------------- ------------
        869            370          368        3,926                   2,004          657
-------------- -------------- ------------ --------- -------------------------- ------------
        869            370          368        3,926                   2,004          657
-------------- -------------- ------------ --------- -------------------------- ------------
        692            689          102        1,839                     885          779
-------------- -------------- ------------ --------- -------------------------- ------------
         --          1,441        1,846           --                      --        9,640
     (6,973)       (15,785)      (2,393)      51,540                 (21,508)     (29,147)
-------------- -------------- ------------ --------- -------------------------- ------------
     (6,973)       (14,344)        (547)      51,540                 (21,508)     (19,507)
-------------- -------------- ------------ --------- -------------------------- ------------
     22,140         23,460      (24,614)      65,381                 135,081      (56,417)
-------------- -------------- ------------ --------- -------------------------- ------------
     15,167          9,116      (25,161)     116,921                 113,573      (75,924)
-------------- -------------- ------------ --------- -------------------------- ------------
   $ 15,859        $ 9,805    $ (25,059)   $ 118,760               $ 114,458    $ (75,145)
============== ============== ============ ========= ========================== ============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                     AMERICAN FUNDS
                                                                    CASH MANAGEMENT
                                                                           DIVISION
                                                     ------------------------------------------------
                                                            2010               2009           2008
                                                     -------------- ------------------ --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ (37,779)         $ (28,973)      $ 52,749
  Net realized gains (losses)                            (21,276)           (36,617)       (18,720)
  Change in unrealized gains (losses) on investments      16,822             19,263         35,584
                                                     -------------- ------------------ --------------
     Net increase (decrease) in net assets resulting
       from operations                                   (42,233)           (46,327)        69,613
                                                     -------------- ------------------ --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         1,024,334            910,964        984,669
  Net transfers (including fixed account)                625,696         (1,028,743)     1,516,309
  Policy charges                                        (669,948)          (636,785)      (533,333)
  Transfers for policy benefits and terminations        (613,900)          (663,562)      (959,276)
                                                     -------------- ------------------ --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          366,182         (1,418,126)     1,008,369
                                                     -------------- ------------------ --------------
     Net increase (decrease) in net assets               323,949         (1,464,453)     1,077,982
NET ASSETS:
  Beginning of year                                    3,940,382          5,404,835      4,326,853
                                                     -------------- ------------------ --------------
  End of year                                        $ 4,264,331        $ 3,940,382    $ 5,404,835
                                                     ============== ================== ==============

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

                 AMERICAN FUNDS                                   AMERICAN FUNDS
               HIGH-INCOME BOND                                    GROWTH-INCOME
                       DIVISION                                         DIVISION
------------------------------------------------- -------------------------------------------------
       2010                2009           2008            2010              2009            2008
-------------- ------------------- -------------- --------------- ----------------- ---------------
  $ 426,961           $ 335,915      $ 314,293       $ 226,284         $ 222,666       $ 331,642
    (19,059)           (162,429)       (76,702)       (159,472)         (733,084)      1,861,218
    397,021           1,364,906     (1,428,119)      2,477,584         6,344,158     (14,742,593)
-------------- ------------------- -------------- --------------- ----------------- ---------------
    804,923           1,538,392     (1,190,528)      2,544,396         5,833,740     (12,549,733)
-------------- ------------------- -------------- --------------- ----------------- ---------------
    538,666             506,037        507,624       2,099,852         2,148,364       2,326,206
    (49,205)            577,708        (63,851)       (244,914)         (510,153)       (730,862)
   (377,250)           (342,078)      (310,220)     (1,490,946)       (1,458,124)     (1,448,199)
   (189,649)           (289,182)      (353,246)     (1,482,179)       (1,317,062)     (1,968,696)
-------------- ------------------- -------------- --------------- ----------------- ---------------
    (77,438)            452,485       (219,693)     (1,118,187)       (1,136,975)     (1,821,551)
-------------- ------------------- -------------- --------------- ----------------- ---------------
    727,485           1,990,877     (1,410,221)      1,426,209         4,696,765     (14,371,284)
  5,698,338           3,707,461      5,117,682      24,608,191        19,911,426      34,282,710
-------------- ------------------- -------------- --------------- ----------------- ---------------
$ 6,425,823         $ 5,698,338    $ 3,707,461    $ 26,034,400      $ 24,608,191    $ 19,911,426
============== =================== ============== =============== ================= ===============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                     AMERICAN FUNDS
                                                                             GROWTH
                                                                           DIVISION
                                                     -------------------------------------------------
                                                             2010              2009            2008
                                                     --------------- ----------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                           $ 65,080          $ 29,014       $ 124,298
  Net realized gains (losses)                            (173,614)       (1,245,767)      5,113,644
  Change in unrealized gains (losses) on investments    6,819,485        12,401,755     (29,568,593)
                                                     --------------- ----------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                  6,710,951        11,185,002     (24,330,651)
                                                     --------------- ----------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          2,950,316         3,057,480       3,389,399
  Net transfers (including fixed account)                (923,223)         (882,814)     (1,027,375)
  Policy charges                                       (2,153,034)       (2,105,801)     (2,134,076)
  Transfers for policy benefits and terminations       (2,411,750)       (2,142,580)     (3,044,796)
                                                     --------------- ----------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (2,537,691)       (2,073,715)     (2,816,848)
                                                     --------------- ----------------- ---------------
     Net increase (decrease) in net assets              4,173,260         9,111,287     (27,147,499)
NET ASSETS:
  Beginning of year                                    39,004,617        29,893,330      57,040,829
                                                     --------------- ----------------- ---------------
  End of year                                        $ 43,177,877      $ 39,004,617    $ 29,893,330
                                                     =============== ================= ===============

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

                      AMERICAN FUNDS                                      AMERICAN FUNDS
U.S. GOVERNMENT/AAA RATED SECURITIES                                    ASSET ALLOCATION
                            DIVISION                                            DIVISION
------------------------------------------------- -------------------------------------------------
       2010              2009             2008           2010                2009           2008
-------------- ----------------- ---------------- -------------- ------------------- --------------
   $ 67,827          $ 99,079        $ 130,772      $ 104,300           $ 121,848      $ 181,143
     85,628           118,425           11,619       (168,432)           (491,098)       301,991
    103,576          (116,287)         230,109        828,024           1,840,076     (3,536,037)
-------------- ----------------- ---------------- -------------- ------------------- --------------
    257,031           101,217          372,500        763,892           1,470,826     (3,052,903)
-------------- ----------------- ---------------- -------------- ------------------- --------------
    639,190           686,713          638,345        588,149             619,207        824,571
    186,363        (1,226,711)       2,177,492       (287,642)             81,544       (325,381)
   (382,040)         (398,332)        (353,844)      (553,670)           (555,615)      (553,775)
   (204,966)         (401,337)        (877,652)      (285,494)         (1,111,422)      (449,527)
-------------- ----------------- ---------------- -------------- ------------------- --------------
    238,547        (1,339,667)       1,584,341       (538,657)           (966,286)      (504,112)
-------------- ----------------- ---------------- -------------- ------------------- --------------
    495,578        (1,238,450)       1,956,841        225,235             504,540     (3,557,015)
  5,050,947         6,289,397        4,332,556      7,539,055           7,034,515     10,591,530
-------------- ----------------- ---------------- -------------- ------------------- --------------
$ 5,546,525       $ 5,050,947      $ 6,289,397    $ 7,764,290         $ 7,539,055    $ 7,034,515
============== ================= ================ ============== =================== ==============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                     AMERICAN FUNDS
                                                                      INTERNATIONAL
                                                                           DIVISION
                                                     -------------------------------------------------
                                                             2010              2009            2008
                                                     --------------- ----------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 181,772         $ 104,812       $ 209,471
  Net realized gains (losses)                             (11,697)         (243,428)      2,399,016
  Change in unrealized gains (losses) on investments      604,879         4,433,473     (10,829,404)
                                                     --------------- ----------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                    774,954         4,294,857      (8,220,917)
                                                     --------------- ----------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners            957,845         1,018,170       1,201,738
  Net transfers (including fixed account)                (600,993)           50,223        (704,691)
  Policy charges                                         (611,411)         (666,751)       (698,974)
  Transfers for policy benefits and terminations         (564,769)       (2,114,729)     (1,638,893)
                                                     --------------- ----------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          (819,328)       (1,713,087)     (1,840,820)
                                                     --------------- ----------------- ---------------
     Net increase (decrease) in net assets                (44,374)        2,581,770     (10,061,737)
NET ASSETS:
  Beginning of year                                    13,164,886        10,583,116      20,644,853
                                                     --------------- ----------------- ---------------
  End of year                                        $ 13,120,512      $ 13,164,886    $ 10,583,116
                                                     =============== ================= ===============

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

               AMERICAN FUNDS                                  AMERICAN FUNDS
                GLOBAL GROWTH                                            BOND
                     DIVISION                                        DIVISION
----------------------------------------------- -----------------------------------------------
       2010              2009           2008           2010              2009           2008
-------------- ----------------- -------------- -------------- ----------------- --------------
   $ 30,678          $ 25,243       $ 40,754       $ 80,963          $ 75,220      $ 118,546
    (22,330)          (88,280)       281,344          6,844           (38,807)        (8,204)
    318,153         1,041,687     (1,864,476)       108,798           242,892       (330,363)
-------------- ----------------- -------------- -------------- ----------------- --------------
    326,501           978,650     (1,542,378)       196,605           279,305       (220,021)
-------------- ----------------- -------------- -------------- ----------------- --------------
    384,818           362,367        428,814        248,613           210,461        227,542
   (198,026)           60,423       (457,419)       137,926           956,065        834,272
   (197,108)         (189,994)      (187,040)      (137,513)         (108,001)       (93,371)
   (163,872)         (151,026)      (229,257)      (312,964)         (389,525)      (156,996)
-------------- ----------------- -------------- -------------- ----------------- --------------
   (174,188)           81,770       (444,902)       (63,938)          669,000        811,447
-------------- ----------------- -------------- -------------- ----------------- --------------
    152,313         1,060,420     (1,987,280)       132,667           948,305        591,426
  3,347,356         2,286,936      4,274,216      3,166,990         2,218,685      1,627,259
-------------- ----------------- -------------- -------------- ----------------- --------------
$ 3,499,669       $ 3,347,356    $ 2,286,936    $ 3,299,657       $ 3,166,990    $ 2,218,685
============== ================= ============== ============== ================= ==============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                                 AMERICAN FUNDS
                                                                    GLOBAL SMALL CAPITALIZATION
                                                                                       DIVISION
                                                     ------------------------------------------------------------
                                                            2010                           2009           2008
                                                     -------------- ------------------------------ --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 49,827                      $ (10,308)     $ (35,120)
  Net realized gains (losses)                           (113,573)                      (339,111)       123,941
  Change in unrealized gains (losses) on investments     912,418                      2,032,459     (3,293,119)
                                                     -------------- ------------------------------ --------------
     Net increase (decrease) in net assets resulting
       from operations                                   848,672                      1,683,040     (3,204,298)
                                                     -------------- ------------------------------ --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           501,650                        507,547        602,365
  Net transfers (including fixed account)                (20,590)                       325,093       (941,802)
  Policy charges                                        (213,723)                      (202,761)      (214,790)
  Transfers for policy benefits and terminations        (572,686)                      (281,143)      (260,828)
                                                     -------------- ------------------------------ --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (305,349)                       348,736       (815,055)
                                                     -------------- ------------------------------ --------------
     Net increase (decrease) in net assets               543,323                      2,031,776     (4,019,353)
NET ASSETS:
  Beginning of year                                    4,596,769                      2,564,993      6,584,346
                                                     -------------- ------------------------------ --------------
  End of year                                        $ 5,140,092                    $ 4,596,769    $ 2,564,993
                                                     ============== ============================== ==============

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

               AMERICAN FUNDS                                 FIDELITY VIP
                    NEW WORLD                                EQUITY-INCOME
                     DIVISION                                     DIVISION
----------------------------------------------- ------------------------------------------
       2010              2009           2008         2010             2009         2008
-------------- ----------------- -------------- ------------ ---------------- ------------
   $ 31,798          $ 21,068       $ 22,217      $ 9,162         $ 10,159     $ 14,238
     (5,797)         (301,777)       107,601      (43,785)         (72,395)     (12,712)
    338,633         1,024,229     (1,652,958)     133,938          221,209     (357,495)
-------------- ----------------- -------------- ------------ ---------------- ------------
    364,634           743,520     (1,523,140)      99,315          158,973     (355,969)
-------------- ----------------- -------------- ------------ ---------------- ------------
    476,682           322,652        343,486      194,484          183,753      203,826
    243,475           200,056       (714,909)     (31,268)         (34,037)        (875)
   (141,864)         (122,909)      (131,829)     (55,777)         (51,520)     (52,715)
   (206,523)         (236,883)      (438,242)     (34,568)         (38,779)     (23,264)
-------------- ----------------- -------------- ------------ ---------------- ------------
    371,770           162,916       (941,494)      72,871           59,417      126,972
-------------- ----------------- -------------- ------------ ---------------- ------------
    736,404           906,436     (2,464,634)     172,186          218,390     (228,997)
  2,579,823         1,673,387      4,138,021      738,705          520,315      749,312
-------------- ----------------- -------------- ------------ ---------------- ------------
$ 3,316,227       $ 2,579,823    $ 1,673,387    $ 910,891        $ 738,705    $ 520,315
============== ================= ============== ============ ================ ============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                    FIDELITY VIP
                                                                       INDEX 500
                                                                        DIVISION
                                                     -------------------------------------------
                                                            2010            2009         2008
                                                     -------------- --------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 18,958        $ 19,740     $ 19,296
  Net realized gains (losses)                             15,883         (41,163)       8,982
  Change in unrealized gains (losses) on investments     160,982         281,908     (541,641)
                                                     -------------- --------------- ------------
     Net increase (decrease) in net assets resulting
       from operations                                   195,823         260,485     (513,363)
                                                     -------------- --------------- ------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           389,445         349,876      368,791
  Net transfers (including fixed account)                (40,065)            955      (33,776)
  Policy charges                                         (98,031)       (101,687)     (95,485)
  Transfers for policy benefits and terminations         (43,720)       (196,991)     (67,814)
                                                     -------------- --------------- ------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          207,629          52,153      171,716
                                                     -------------- --------------- ------------
     Net increase (decrease) in net assets               403,452         312,638     (341,647)
NET ASSETS:
  Beginning of year                                    1,242,703         930,065    1,271,712
                                                     -------------- --------------- ------------
  End of year                                        $ 1,646,155     $ 1,242,703    $ 930,065
                                                     ============== =============== ============

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

               FIDELITY VIP                                  FIDELITY VIP
                 CONTRAFUND                                       MID CAP
                   DIVISION                                      DIVISION
--------------------------------------------- ---------------------------------------------
       2010            2009           2008           2010            2009           2008
-------------- --------------- -------------- -------------- --------------- --------------
   $ 10,195        $ 11,413        $ 5,872       $ (9,958)         $ (888)      $ (5,867)
    (92,432)       (226,589)       (84,285)        (2,779)        (87,841)       290,503
    385,656         680,028       (907,984)       716,387         809,426     (1,368,112)
-------------- --------------- -------------- -------------- --------------- --------------
    303,419         464,852       (986,397)       703,650         720,697     (1,083,476)
-------------- --------------- -------------- -------------- --------------- --------------
    407,623         397,040        463,112        516,409         485,314        550,129
   (108,876)        (20,717)      (156,687)       125,419         (38,742)      (143,835)
   (113,436)       (106,796)      (111,041)      (159,715)       (147,402)      (144,201)
   (121,955)       (154,311)      (144,325)      (213,352)       (185,318)      (152,307)
-------------- --------------- -------------- -------------- --------------- --------------
     63,356         115,216         51,059        268,761         113,852        109,786
-------------- --------------- -------------- -------------- --------------- --------------
    366,775         580,068       (935,338)       972,411         834,549       (973,690)
  1,914,591       1,334,523      2,269,861      2,518,380       1,683,831      2,657,521
-------------- --------------- -------------- -------------- --------------- --------------
$ 2,281,366     $ 1,914,591    $ 1,334,523    $ 3,490,791     $ 2,518,380    $ 1,683,831
============== =============== ============== ============== =============== ==============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                  FIDELITY VIP
                                                                  FREEDOM 2010
                                                                      DIVISION
                                                     ----------------------------------------
                                                          2010            2009        2008
                                                     ------------ --------------- -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 1,806         $ 1,886     $ 2,105
  Net realized gains (losses)                            3,568          (7,154)      1,621
  Change in unrealized gains (losses) on investments     7,343          19,336     (18,689)
                                                     ------------ --------------- -----------
     Net increase (decrease) in net assets resulting
       from operations                                  12,717          14,068     (14,963)
                                                     ------------ --------------- -----------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          90,831          64,309      21,592
  Net transfers (including fixed account)               (7,211)        (25,091)     48,933
  Policy charges                                       (14,897)        (12,799)     (3,203)
  Transfers for policy benefits and terminations       (24,014)        (43,731)         (7)
                                                     ------------ --------------- -----------
     Net increase (decrease) in net assets resulting
       from policy transactions                         44,709         (17,312)     67,315
                                                     ------------ --------------- -----------
     Net increase (decrease) in net assets              57,426          (3,244)     52,352
NET ASSETS:
  Beginning of year                                     65,060          68,304      15,952
                                                     ------------ --------------- -----------
  End of year                                        $ 122,486        $ 65,060    $ 68,304
                                                     ============ =============== ===========

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

             FIDELITY VIP                              FIDELITY VIP
             FREEDOM 2020                              FREEDOM 2030
                 DIVISION                                  DIVISION
----------------------------------------- -----------------------------------------
     2010            2009         2008         2010            2009         2008
------------ --------------- ------------ ------------ --------------- ------------
  $ 7,484         $ 7,507      $ 7,576     $ 10,268         $ 6,973      $ 4,102
      (34)        (30,849)      13,222       10,068          (4,102)       5,735
   51,834          99,822     (149,875)      75,506          85,014      (70,049)
------------ --------------- ------------ ------------ --------------- ------------
   59,284          76,480     (129,077)      95,842          87,885      (60,212)
------------ --------------- ------------ ------------ --------------- ------------
  165,330          68,239       54,413      328,478         264,226      164,780
    2,589          10,193      106,164        4,074          20,280       22,895
  (28,518)        (25,315)     (18,946)     (72,631)        (59,934)     (38,366)
  (13,566)        (95,365)      (2,627)     (32,544)         (2,304)        (518)
------------ --------------- ------------ ------------ --------------- ------------
  125,835         (42,248)     139,004      227,377         222,268      148,791
------------ --------------- ------------ ------------ --------------- ------------
  185,119          34,232        9,927      323,219         310,153       88,579
  327,156         292,924      282,997      468,629         158,476       69,897
------------ --------------- ------------ ------------ --------------- ------------
$ 512,275       $ 327,156    $ 292,924    $ 791,848       $ 468,629    $ 158,476
============ =============== ============ ============ =============== ============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                              FIDELITY VIP    FIDELITY VIP
                                                                              FREEDOM 2040    FREEDOM 2050
                                                                                  DIVISION        DIVISION
                                                                              --------------- ---------------
                                                                                   2010 (a)        2010 (a)
                                                                              --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                                                       $ 343           $ 159
  Net realized gains (losses)                                                        2,413             216
  Change in unrealized gains (losses) on investments                                (1,327)            356
                                                                              --------------- ---------------
     Net increase (decrease) in net assets resulting from operations                 1,429             731
                                                                              --------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners                                      20,700          10,626
  Net transfers (including fixed account)                                            1,808               1
  Policy charges                                                                    (2,064)         (1,079)
  Transfers for policy benefits and terminations                                       (14)             --
                                                                              --------------- ---------------
     Net increase (decrease) in net assets resulting from policy transactions       20,430           9,548
                                                                              --------------- ---------------
     Net increase (decrease) in net assets                                          21,859          10,279
NET ASSETS:
  Beginning of year                                                                     --              --
                                                                              --------------- ---------------
  End of year                                                                     $ 21,859        $ 10,279
                                                                              =============== ===============

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

               MFS VIT                                   MFS VIT
                GROWTH                              TOTAL RETURN
              DIVISION                                  DIVISION
-------------------------------------- -----------------------------------------
     2010         2009         2008         2010            2009         2008
------------ ------------ ------------ ------------ --------------- ------------
 $ (1,263)      $ (732)      $ (879)     $ 4,801         $ 5,058      $ 4,714
    5,680      (21,155)        (844)        (735)         (9,355)       1,420
   26,061       66,873      (74,049)      21,570          34,943      (52,664)
------------ ------------ ------------ ------------ --------------- ------------
   30,478       44,986      (75,772)      25,636          30,646      (46,530)
------------ ------------ ------------ ------------ --------------- ------------
   74,216       69,601       67,915       67,503          66,477       71,189
   (3,127)     (15,533)       4,882       69,028          (4,297)       7,462
  (25,609)     (23,976)     (23,318)     (33,745)        (32,611)     (32,335)
  (28,602)     (17,951)      (9,447)      (2,401)         (3,542)     (44,707)
------------ ------------ ------------ ------------ --------------- ------------
   16,878       12,141       40,032      100,385          26,027        1,609
------------ ------------ ------------ ------------ --------------- ------------
   47,356       57,127      (35,740)     126,021          56,673      (44,921)
  193,986      136,859      172,599      221,218         164,545      209,466
------------ ------------ ------------ ------------ --------------- ------------
$ 241,342    $ 193,986    $ 136,859    $ 347,239       $ 221,218    $ 164,545
============ ============ ============ ============ =============== ============

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                        MFS VIT
                                                                  NEW DISCOVERY
                                                                       DIVISION
                                                     -----------------------------------------
                                                          2010             2009        2008
                                                     ------------ ---------------- -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ (2,401)          $ (978)     $ (796)
  Net realized gains (losses)                           19,655          (28,920)     12,009
  Change in unrealized gains (losses) on investments    82,935           88,430     (62,742)
                                                     ------------ ---------------- -----------
     Net increase (decrease) in net assets resulting
       from operations                                 100,189           58,532     (51,529)
                                                     ------------ ---------------- -----------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          31,398           23,531      30,223
  Net transfers (including fixed account)              334,326           20,037      (1,385)
  Policy charges                                       (14,967)         (10,381)     (9,215)
  Transfers for policy benefits and terminations       (16,320)         (20,748)    (11,459)
                                                     ------------ ---------------- -----------
     Net increase (decrease) in net assets resulting
       from policy transactions                        334,437           12,439       8,164
                                                     ------------ ---------------- -----------
     Net increase (decrease) in net assets             434,626           70,971     (43,365)
NET ASSETS:
  Beginning of year                                    149,213           78,242     121,607
                                                     ------------ ---------------- -----------
  End of year                                        $ 583,839        $ 149,213    $ 78,242
                                                     ============ ================ ===========

(a) For the period May 3, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.

             MSF RUSSELL                                            MIST MFS
              2000 INDEX                             EMERGING MARKETS EQUITY
                DIVISION                                            DIVISION
--------------------------------------- ---------------------------------------------------
     2010           2009        2008         2010                       2009        2008
------------ -------------- ----------- ------------ -------------------------- -----------
    $ 692          $ 689       $ 102      $ 1,839                      $ 885       $ 779
   (6,973)       (14,344)       (547)      51,540                    (21,508)    (19,507)
   22,140         23,460     (24,614)      65,381                    135,081     (56,417)
------------ -------------- ----------- ------------ -------------------------- -----------
   15,859          9,805     (25,059)     118,760                    114,458     (75,145)
------------ -------------- ----------- ------------ -------------------------- -----------
   39,121         21,698      25,689       83,286                     88,462      45,852
  101,515        (22,230)     35,466       39,214                    339,194      67,483
   (8,699)        (6,491)     (5,601)     (29,764)                   (17,258)    (14,070)
   (5,018)        (7,690)     (5,762)     (42,372)                   (30,469)    (29,099)
------------ -------------- ----------- ------------ -------------------------- -----------
  126,919        (14,713)     49,792       50,364                    379,929      70,166
------------ -------------- ----------- ------------ -------------------------- -----------
  142,778         (4,908)     24,733      169,124                    494,387      (4,979)
   55,757         60,665      35,932      550,868                     56,481      61,460
------------ -------------- ----------- ------------ -------------------------- -----------
$ 198,535       $ 55,757    $ 60,665    $ 719,992                  $ 550,868    $ 56,481
============ ============== =========== ============ ========================== ===========

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Paragon Separate Account A (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Board of Directors of Paragon Life Insurance Company ("Paragon") on October 30, 1997 to support operations of Paragon with respect to certain variable life insurance policies (the "Policies"). On May 1, 2007, Paragon merged into the Company and the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York State Insurance Department.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series ("American Funds")
Fidelity Variable Insurance Products ("Fidelity VIP")
MFS Variable Insurance Trust ("MFS VIT")
Metropolitan Series Fund, Inc ("MSF")*
Met Investors Series Trust ("MIST")*

*See Note 4 for discussion of additional information on related party transactions.

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF DIVISIONS

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the policy owner. The following Divisions had net assets as of December 31, 2010:

American Funds Cash Management Division
American Funds High-Income Bond Division
American Funds Growth-Income Division
American Funds Growth Division
American Funds U.S. Government/AAA Rated
Securities Division
American Funds Asset Allocation Division
American Funds International Division
American Funds Global Growth Division
American Funds Bond Division
American Funds Global Small Capitalization Division
American Funds New World Division
Fidelity VIP Equity-Income Division
Fidelity VIP Index 500 Division
Fidelity VIP Contrafund Division
Fidelity VIP Mid Cap Division
Fidelity VIP Freedom 2010 Division
Fidelity VIP Freedom 2020 Division
Fidelity VIP Freedom 2030 Division
Fidelity VIP Freedom 2040 Division*
Fidelity VIP Freedom 2050 Division*
MFS VIT Growth Division
MFS VIT Total Return Division
MFS VIT New Discovery Division
MSF Russell 2000 Index Division
MIST MFS Emerging Markets Equity Division

* This Division began operations during the year ended December 31, 2010.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Divisions' investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets.
Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

PREMIUM PAYMENTS
The Company deducts a sales charge for certain policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Divisions and credited as accumulation units.

NET TRANSFERS
Funds transferred by the policy owner into or out of the Divisions within the Separate Account or, for certain policies, into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2010, the Separate Account adopted new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about the level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Separate Account's financial statements.

Effective December 31, 2009, the Separate Account adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate a NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements about the nature and risks of investments measured at fair value on a recurring or non-recurring basis. As a result, the Separate Account classified all of its investments, which utilize a NAV to measure fair value, as Level 2 in the fair value hierarchy.

Effective April 1, 2009, the Separate Account adopted prospectively new guidance, which establishes general standards for accounting and disclosures of events that occur subsequent to the statements of assets and liabilities date but before financial statements are issued, as revised in February 2010. The Separate Account has provided the required disclosures, if any, in its financial statements.

Effective January 1, 2008, the Separate Account adopted new fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets measured at fair value. The adoption of this guidance did not have an impact on the fair value of items measured at fair value for each of the Divisions.

4. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

     The table below represents the range of effective annual rates for the charge for the year ended December 31, 2010:

Mortality and Expense Risk         0.75% - 0.90%

     The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: Cost of Insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. A transfer fee of $25 may be deducted after twelve transfers are made in a contract year. The administrative charge ranges from $2.00 to $3.50 and is assessed per month per policy. In addition, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period which ranges from 28% to 30% of premiums paid in the first policy year (or premiums associated with an increase in face amount) not to exceed guideline annual premiums for the initial face amount. A transaction charge of the lesser of $25 or 2% of the surrender is imposed on partial surrenders. These charges are paid to the Company and are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Divisions.

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an indirect affiliate of the Company. On May 1, 2009, Met Investors Advisory, LLC, an indirect affiliate of the Company and previous manager of the MIST Trust, merged into MetLife Advisers, LLC.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. STATEMENTS OF INVESTMENTS

                                                                                      FOR THE YEAR ENDED
                                                    AS OF DECEMBER 31, 2010            DECEMBER 31, 2010
                                                    ----------------------- ----------------------------
                                                                                  COST OF       PROCEEDS
                                                     SHARES        COST ($) PURCHASES ($) FROM SALES ($)
                                                    ------- --------------- ------------- --------------
American Funds Cash Management Division             374,393       4,290,885     3,245,836      2,917,432
American Funds High-Income Bond Division            573,734       6,417,753     1,331,556        982,032
American Funds Growth-Income Division               755,277      25,257,000     1,734,259      2,626,133
American Funds Growth Division                      788,205      39,461,483     2,757,350      5,229,970
American Funds U.S. Government/AAA Rated
  Securities Division                               440,550       5,345,275     1,794,696      1,463,311
American Funds Asset Allocation Division            476,922       7,619,384     1,355,682      1,790,044
American Funds International Division               726,898      12,111,401       899,687      1,537,246
American Funds Global Growth Division               161,947       3,183,711       549,983        693,493
American Funds Bond Division                        309,246       3,298,176     1,156,237      1,139,211
American Funds Global Small Capitalization Division 237,198       4,678,567     1,333,369      1,588,890
American Funds New World Division                   142,450       2,907,852     1,645,696      1,242,129
Fidelity VIP Equity-Income Division                  47,891         967,098       295,050        213,014
Fidelity VIP Index 500 Division                      12,434       1,574,141       398,292        147,438
Fidelity VIP Contrafund Division                     95,535       2,292,181       696,306        621,826
Fidelity VIP Mid Cap Division                       106,785       3,015,676       735,275        467,153
Fidelity VIP Freedom 2010 Division                   11,545         115,410       105,119         56,695
Fidelity VIP Freedom 2020 Division                   48,374         515,902       186,725         49,990
Fidelity VIP Freedom 2030 Division                   77,557         702,732       339,969         97,358
Fidelity VIP Freedom 2040 Division (a)                1,559          23,188        24,325          1,192
Fidelity VIP Freedom 2050 Division (a)                  650           9,923        10,485            589
MFS VIT Growth Division                               9,775         199,332        73,168         57,549
MFS VIT Total Return Division                        18,559         335,044       128,645         23,459
MFS VIT New Discovery Division                       31,886         481,859       565,911        233,871
MSF Russell 2000 Index Division                      14,894         178,633       231,138        103,529
MIST MFS Emerging Markets Equity Division            61,855         575,936       384,186        331,982

(a) For the period May 3, 2010 to December 31, 2010.

                     This page is intentionally left blank.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008:

                                           AMERICAN FUNDS                           AMERICAN FUNDS
                                          CASH MANAGEMENT                         HIGH-INCOME BOND
                                                 DIVISION                                 DIVISION
                               ----------------------------------------- ---------------------------------------
                                   2010              2009        2008       2010              2009       2008
                               ----------- ----------------- ----------- ---------- ----------------- ----------
Units beginning of year         198,145           269,470     218,372    110,081            99,132    103,547
Units issued and transferred
  from other funding options    200,812           186,457     214,882     21,618            35,065     12,098
Units redeemed and transferred
  to other funding options     (182,626)         (257,782)   (163,784)   (23,301)          (24,116)   (16,513)
                               ----------- ----------------- ----------- ---------- ----------------- ----------
Units end of year               216,331           198,145     269,470    108,398           110,081     99,132
                               =========== ================= =========== ========== ================= ==========

                                          AMERICAN FUNDS
                                        U.S. GOVERNMENT/                            AMERICAN FUNDS
                                    AAA RATED SECURITIES                          ASSET ALLOCATION
                                                DIVISION                                  DIVISION
                               --------------------------------------- -----------------------------------------
                                  2010              2009       2008       2010                2009       2008
                               ---------- ----------------- ---------- ---------- ------------------- ----------
Units beginning of year        158,471           201,270    148,448    189,105             217,630    229,786
Units issued and transferred
  from other funding options    61,911            55,090    116,868     39,427              46,669     37,686
Units redeemed and transferred
  to other funding options     (54,881)          (97,889)   (64,046)   (54,472)            (75,194)   (49,842)
                               ---------- ----------------- ---------- ---------- ------------------- ----------
Units end of year              165,501           158,471    201,270    174,060             189,105    217,630
                               ========== ================= ========== ========== =================== ==========

                                                                                  AMERICAN FUNDS
                                          AMERICAN FUNDS                            GLOBAL SMALL
                                                    BOND                          CAPITALIZATION
                                                DIVISION                                DIVISION
                               --------------------------------------- ---------------------------------------
                                  2010              2009       2008       2010              2009       2008
                               ---------- ----------------- ---------- ---------- ----------------- ----------
Units beginning of year        182,796           143,386     94,803    161,457           144,400    171,457
Units issued and transferred
  from other funding options    67,520            82,751     73,222     49,300            61,268     45,123
Units redeemed and transferred
  to other funding options     (70,550)          (43,341)   (24,639)   (62,501)          (44,211)   (72,180)
                               ---------- ----------------- ---------- ---------- ----------------- ----------
Units end of year              179,766           182,796    143,386    148,256           161,457    144,400
                               ========== ================= ========== ========== ================= ==========

                                         FIDELITY VIP                         FIDELITY VIP
                                            INDEX 500                           CONTRAFUND
                                             DIVISION                             DIVISION
                               ----------------------------------- -------------------------------------
                                 2010            2009      2008       2010            2009       2008
                               --------- --------------- --------- ---------- --------------- ----------
Units beginning of year         7,957           7,484     6,399     47,722          44,805     43,481
Units issued and transferred
  from other funding options    2,852           3,182     2,449     18,629          17,867     14,840
Units redeemed and transferred
  to other funding options     (1,576)         (2,709)   (1,364)   (17,474)        (14,950)   (13,516)
                               --------- --------------- --------- ---------- --------------- ----------
Units end of year               9,233           7,957     7,484     48,877          47,722     44,805
                               ========= =============== ========= ========== =============== ==========

(a) For the period May 3, 2010 to December 31, 2010.

           AMERICAN FUNDS                          AMERICAN FUNDS
            GROWTH-INCOME                                  GROWTH
                 DIVISION                                DIVISION
--------------------------------------- ---------------------------------------
   2010              2009       2008       2010              2009       2008
---------- ----------------- ---------- ---------- ----------------- ----------
241,730           255,333    271,800    255,313           271,313    288,510
 24,945            30,542     28,922     27,538            30,611     28,886
(35,956)          (44,145)   (45,389)   (43,540)          (46,611)   (46,083)
---------- ----------------- ---------- ---------- ----------------- ----------
230,719           241,730    255,333    239,311           255,313    271,313
========== ================= ========== ========== ================= ==========

           AMERICAN FUNDS                          AMERICAN FUNDS
            INTERNATIONAL                           GLOBAL GROWTH
                 DIVISION                                DIVISION
--------------------------------------- ---------------------------------------
   2010              2009       2008       2010              2009       2008
---------- ----------------- ---------- ---------- ----------------- ----------
288,499           330,402    370,636    119,542           115,564    132,418
 27,546            58,513     33,828     24,074            31,473     29,934
(46,454)         (100,416)   (74,062)   (31,188)          (27,495)   (46,788)
---------- ----------------- ---------- ---------- ----------------- ----------
269,591           288,499    330,402    112,428           119,542    115,564
========== ================= ========== ========== ================= ==========

           AMERICAN FUNDS                          FIDELITY VIP
                NEW WORLD                         EQUITY-INCOME
                 DIVISION                              DIVISION
--------------------------------------- ------------------------------------
   2010              2009       2008      2010             2009      2008
---------- ----------------- ---------- --------- ---------------- ---------
100,773            97,227    137,871    17,914           16,307    13,367
 65,285            52,369     42,898     7,888            6,435     4,852
(55,739)          (48,823)   (83,542)   (6,474)          (4,828)   (1,912)
---------- ----------------- ---------- --------- ---------------- ---------
110,319           100,773     97,227    19,328           17,914    16,307
========== ================= ========== ========= ================ =========

           FIDELITY VIP                         FIDELITY VIP
                MID CAP                         FREEDOM 2010
               DIVISION                             DIVISION
------------------------------------- -----------------------------------
   2010            2009       2008      2010            2009      2008
---------- --------------- ---------- --------- --------------- ---------
 67,137          62,414     59,205     6,857           8,879     1,543
 22,630          21,687     20,014    11,252           8,002     8,429
(16,991)        (16,964)   (16,805)   (6,594)        (10,024)   (1,093)
---------- --------------- ---------- --------- --------------- ---------
 72,776          67,137     62,414    11,515           6,857     8,879
========== =============== ========== ========= =============== =========

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008:

                                         FIDELITY VIP                         FIDELITY VIP
                                         FREEDOM 2020                         FREEDOM 2030
                                             DIVISION                             DIVISION
                               ----------------------------------- ------------------------------------
                                 2010            2009      2008       2010            2009      2008
                               --------- --------------- --------- ---------- --------------- ---------
Units beginning of year        36,850          42,236    27,295     56,042          24,766     6,717
Units issued and transferred
  from other funding options   21,209          11,568    18,461     44,200          44,031    24,118
Units redeemed and transferred
  to other funding options     (7,280)        (16,954)   (3,520)   (18,052)        (12,755)   (6,069)
                               --------- --------------- --------- ---------- --------------- ---------
Units end of year              50,779          36,850    42,236     82,190          56,042    24,766
                               ========= =============== ========= ========== =============== =========

                                              MFS VIT                               MFS VIT
                                         TOTAL RETURN                         NEW DISCOVERY
                                             DIVISION                              DIVISION
                               ----------------------------------- -------------------------------------
                                 2010            2009      2008       2010             2009      2008
                               --------- --------------- --------- ---------- ---------------- ---------
Units beginning of year         7,992           6,963     6,850      8,431            7,159     6,700
Units issued and transferred
  from other funding options    5,098           3,677     3,615     28,999           12,951     2,266
Units redeemed and transferred
  to other funding options     (1,595)         (2,648)   (3,502)   (13,056)         (11,679)   (1,807)
                               --------- --------------- --------- ---------- ---------------- ---------
Units end of year              11,495           7,992     6,963     24,374            8,431     7,159
                               ========= =============== ========= ========== ================ =========

(a) For the period May 3, 2010 to December 31, 2010.

FIDELITY VIP    FIDELITY VIP               MFS VIT
FREEDOM 2040    FREEDOM 2050                GROWTH
    DIVISION        DIVISION              DIVISION
--------------- --------------- -------------------------------
     2010 (a)        2010 (a)     2010        2009      2008
--------------- --------------- --------- ----------- ---------
          --              --     8,776       8,461     6,627
       2,339           1,052     4,401       6,048     3,658
        (329)           (110)   (3,639)     (5,733)   (1,824)
--------------- --------------- --------- ----------- ---------
       2,010             942     9,538       8,776     8,461
=============== =============== ========= =========== =========

           MSF RUSSELL                             MIST MFS
            2000 INDEX              EMERGING MARKETS EQUITY
              DIVISION                             DIVISION
----------------------------------- ------------------------------------
   2010           2009      2008       2010            2009      2008
---------- -------------- --------- ---------- --------------- ---------
  7,157          9,739     3,807     58,457          10,064     4,850
 26,872          4,557     7,834     39,006          80,501    13,785
(13,799)        (7,139)   (1,902)   (35,383)        (32,108)   (8,571)
---------- -------------- --------- ---------- --------------- ---------
 20,230          7,157     9,739     62,080          58,457    10,064
========== ============== ========= ========== =============== =========

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for the respective stated periods in the five years ended December 31, 2010:

                                                      AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                     ---------------------------------- --------------------------------------------------
                                                  UNIT VALUE            INVESTMENT(1) EXPENSE(2) RATIO  TOTAL RETURN(3)
                                                   LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                       UNITS     HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                     ------- --------------- ---------- ------------- ---------------- -------------------
American Funds Cash             2010 216,331   19.51 - 19.79  4,264,331            --      0.75 - 0.90   (1.01) - (0.85)
  Management Division           2009 198,145   19.71 - 19.96  3,940,382          0.25      0.75 - 0.90   (1.00) - (0.85)
                                2008 269,470   19.91 - 20.13  5,404,835          1.81      0.75 - 0.90      1.25 - 1.37
                                2007 218,372   19.66 - 19.86  4,326,853          6.61      0.75 - 0.90      3.97 - 4.20
                                2006 230,050   18.91 - 19.06  4,380,897          2.21      0.75 - 0.90      3.87 - 4.03
American Funds High-Income      2010 108,398   58.52 - 59.36  6,425,823          7.93      0.75 - 0.90    14.34 - 14.51
  Bond Division                 2009 110,081   51.18 - 51.84  5,698,338          7.85      0.75 - 0.90    38.21 - 38.41
                                2008  99,132   37.03 - 37.45  3,707,461          7.60      0.75 - 0.90 (24.43) - (24.31)
                                2007 103,547   49.00 - 49.48  5,117,682         11.40      0.75 - 0.90      0.70 - 0.86
                                2006 107,201   48.66 - 49.06  5,254,070          6.16      0.75 - 0.90     9.89 - 10.06
American Funds Growth-Income    2010 230,719 111.63 - 113.23 26,034,400          1.72      0.75 - 0.90    10.72 - 10.88
  Division                      2009 241,730 100.82 - 102.12 24,608,191          1.83      0.75 - 0.90    30.37 - 30.56
                                2008 255,333   77.34 - 78.21 19,911,426          1.96      0.75 - 0.90 (38.24) - (38.15)
                                2007 271,800 125.22 - 126.45 34,282,710          1.75      0.75 - 0.90      4.38 - 4.54
                                2006 280,221 119.97 - 120.96 33,822,824          1.75      0.75 - 0.90    14.47 - 14.64
American Funds Growth Division  2010 239,311 178.53 - 181.09 43,177,877          0.95      0.75 - 0.90    17.94 - 18.12
                                2009 255,313 151.37 - 153.31 39,004,617          0.88      0.75 - 0.90    38.49 - 38.70
                                2008 271,313 109.30 - 110.54 29,893,330          1.05      0.75 - 0.90 (44.33) - (44.25)
                                2007 288,510 196.34 - 198.27 57,040,829          1.01      0.75 - 0.90    11.63 - 11.80
                                2006 304,511 175.88 - 177.34 53,868,466          0.98      0.75 - 0.90      9.49 - 9.65
American Funds U.S. Government/ 2010 165,501   33.07 - 33.54  5,546,525          1.99      0.75 - 0.90      4.98 - 5.14
  AAA Rated Securities Division 2009 158,471   31.50 - 31.90  5,050,947          2.58      0.75 - 0.90      1.86 - 2.02
                                2008 201,270   30.92 - 31.27  6,289,397          3.20      0.75 - 0.90      6.88 - 7.05
                                2007 148,448   28.93 - 29.21  4,332,556          7.73      0.75 - 0.90      5.85 - 6.03
                                2006 144,237   27.33 - 27.55  3,970,371          4.02      0.75 - 0.90      3.02 - 3.18
American Funds Asset Allocation 2010 174,060   44.16 - 44.80  7,764,290          2.25      0.75 - 0.90    11.74 - 11.92
  Division                      2009 189,105   39.52 - 40.03  7,539,055          2.54      0.75 - 0.90    23.15 - 23.34
                                2008 217,630   32.09 - 32.46  7,034,515          2.80      0.75 - 0.90 (29.83) - (29.83)
                                2007 229,786   45.81 - 46.25 10,591,530          2.37      0.75 - 0.90      5.87 - 6.01
                                2006 232,006   43.27 - 43.63 10,092,170          2.50      0.75 - 0.90    13.93 - 14.10
American Funds International    2010 269,591   48.21 - 48.90 13,120,512          2.28      0.75 - 0.90      6.54 - 6.70
  Division                      2009 288,499   45.25 - 45.83 13,164,886          1.70      0.75 - 0.90    42.22 - 42.43
                                2008 330,402   31.81 - 32.17 10,583,116          2.10      0.75 - 0.90 (42.53) - (42.44)
                                2007 370,636   55.36 - 55.90 20,644,853          1.71      0.75 - 0.90    19.23 - 19.39
                                2006 388,383   46.43 - 46.82 18,126,985          1.85      0.75 - 0.90    18.27 - 18.44
American Funds Global Growth    2010 112,428   30.74 - 31.18  3,499,669          1.72      0.75 - 0.90    11.01 - 11.20
  Division                      2009 119,542   27.69 - 28.04  3,347,356          1.69      0.75 - 0.90    41.30 - 41.51
                                2008 115,564   19.59 - 19.82  2,286,936          1.95      0.75 - 0.90 (38.79) - (38.69)
                                2007 132,418   32.01 - 32.32  4,274,216          3.08      0.75 - 0.90    14.12 - 14.29
                                2006 123,933   28.05 - 28.28  3,500,402          0.99      0.75 - 0.90    19.65 - 19.83

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                        -------------------------------- --------------------------------------------------
                                                   UNIT VALUE            INVESTMENT(1) EXPENSE(2) RATIO  TOTAL RETURN(3)
                                                    LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                          UNITS   HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                        ------- ------------- ---------- ------------- ---------------- -------------------
American Funds Bond Division       2010 179,766 18.11 - 18.37  3,299,657          3.09      0.75 - 0.90      5.78 - 5.94
                                   2009 182,796 17.12 - 17.34  3,166,990          3.71      0.75 - 0.90    11.82 - 11.98
                                   2008 143,386 15.31 - 15.49  2,218,685          7.38      0.75 - 0.90   (9.98) - (9.86)
                                   2007  94,803 17.01 - 17.18  1,627,259          7.47      0.75 - 0.90      2.72 - 2.87
                                   2006 123,862 16.56 - 16.70  2,066,951          3.67      0.75 - 0.90      6.35 - 6.51
American Funds Global Small        2010 148,256 34.28 - 34.78  5,140,092          1.92      0.75 - 0.90    21.65 - 21.86
  Capitalization Division          2009 161,457 28.18 - 28.54  4,596,769          0.49      0.75 - 0.90    60.19 - 60.43
                                   2008 144,400 17.59 - 17.79  2,564,993            --      0.75 - 0.90 (53.81) - (53.74)
                                   2007 171,457 38.09 - 38.46  6,584,346          3.29      0.75 - 0.90    20.65 - 20.83
                                   2006 166,487 31.57 - 31.83  5,291,320          0.57      0.75 - 0.90    23.24 - 23.42
American Funds New World           2010 110,319 29.68 - 30.11  3,316,227          1.99      0.75 - 0.90    17.13 - 17.34
  Division                         2009 100,773 25.34 - 25.66  2,579,823          1.85      0.75 - 0.90      48.61-48.83
                                   2008  97,227 17.05 - 17.24  1,673,387          1.48      0.75 - 0.90 (42.72) - (42.63)
                                   2007 137,871 29.77 - 30.06  4,138,021          3.58      0.75 - 0.90    31.32 - 31.55
                                   2006 107,361 22.67 - 22.85  2,450,719          1.50      0.75 - 0.90    31.69 - 31.89
Fidelity VIP Equity-Income         2010  19,328         47.13    910,891          1.88             0.75            14.28
  Division                         2009  17,914         41.24    738,705          2.48             0.75            29.24
                                   2008  16,307         31.91    520,315          2.88             0.75           (43.08)
                                   2007  13,367         56.06    749,312          1.78             0.75             0.77
                                   2006  14,229         55.63    791,519          3.35             0.75            19.30
Fidelity VIP Index 500 Division    2010   9,233        178.29  1,646,155          2.12             0.75            14.16
                                   2009   7,957        156.17  1,242,703          2.66             0.75            25.66
                                   2008   7,484        124.28    930,065          2.41             0.75           (37.47)
                                   2007   6,399        198.75  1,271,712          3.68             0.75             4.65
                                   2006   5,529        189.92  1,050,023          1.56             0.75            14.86
Fidelity VIP Contrafund Division   2010  48,877         46.68  2,281,366          1.25             0.75            16.35
                                   2009  47,722         40.12  1,914,591          1.51             0.75            34.70
                                   2008  44,805         29.78  1,334,523          1.04             0.75           (42.94)
                                   2007  43,481         52.20  2,269,861          1.07             0.75            16.70
                                   2006  33,340         44.73  1,491,219          1.31             0.75            10.88
Fidelity VIP Mid Cap Division      2010  72,776         47.97  3,490,791          0.40             0.75            27.89
                                   2009  67,137         37.51  2,518,380          0.71             0.75            39.04
                                   2008  62,414         26.98  1,683,831          0.47             0.75           (39.90)
                                   2007  59,205         44.89  2,657,521          0.87             0.75            14.78
                                   2006  53,920         39.11  2,108,913          0.40             0.75            11.86
Fidelity VIP Freedom 2010 Division 2010  11,515         10.64    122,486          2.65             0.75            12.12
  (Commenced 4/30/2007)            2009   6,857          9.49     65,060          3.70             0.75            23.35
                                   2008   8,879          7.69     68,304          5.73             0.75           (25.61)
                                   2007   1,543         10.34     15,952         10.79             0.75             3.40
Fidelity VIP Freedom 2020 Division 2010  50,779         10.09    512,275          2.56             0.75            13.63
  (Commenced 4/30/2007)            2009  36,850          8.88    327,156          3.29             0.75            28.01
                                   2008  42,236          6.94    292,924          3.18             0.75           (33.12)
                                   2007  27,295         10.37    282,997          6.40             0.75             3.70

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

7. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                    AS OF DECEMBER 31                 FOR THE YEAR ENDED DECEMBER 31
                                        ----------------------------- -------------------------------------------------
                                                UNIT VALUE            INVESTMENT(1) EXPENSE(2) RATIO TOTAL RETURN(3)
                                                 LOWEST TO        NET        INCOME        LOWEST TO       LOWEST TO
                                         UNITS HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)     HIGHEST (%)
                                        ------ ----------- ---------- ------------- ---------------- ------------------
Fidelity VIP Freedom 2030 Division 2010 82,190        9.63    791,848          2.44             0.75           15.19
  (Commenced 4/30/2007)            2009 56,042        8.36    468,629          3.11             0.75           30.68
                                   2008 24,766        6.40    158,476          4.32             0.75          (38.53)
                                   2007  6,717       10.41     69,897          6.69             0.75            4.10
Fidelity VIP Freedom 2040 Division 2010  2,010       10.88     21,859          3.70             0.75            8.80
  (Commenced 5/3/2010)
Fidelity VIP Freedom 2050 Division 2010    942       10.91     10,279          3.54             0.75            9.10
  (Commenced 5/3/2010)
MFS VIT Growth Division            2010  9,538       25.30    241,342          0.12             0.75           14.48
                                   2009  8,776       22.10    193,986          0.29             0.75           36.65
                                   2008  8,461       16.18    136,859          0.21             0.75          (37.88)
                                   2007  6,627       26.04    172,599            --             0.75           20.28
                                   2006  5,690       21.65    123,216            --             0.75            7.09
MFS VIT Total Return Division      2010 11,495       30.21    347,239          2.40             0.75            9.14
                                   2009  7,992       27.68    221,218          3.46             0.75           17.15
                                   2008  6,963       23.63    164,545          3.20             0.75          (22.72)
                                   2007  6,850       30.58    209,466          2.71             0.75            3.45
                                   2006  7,765       29.56    229,553          2.63             0.75           11.06
MFS VIT New Discovery Division     2010 24,374       23.95    583,839            --             0.75           35.31
                                   2009  8,431       17.70    149,213            --             0.75           61.97
                                   2008  7,159       10.93     78,242            --             0.75          (39.79)
                                   2007  6,700       18.15    121,607            --             0.75            1.74
                                   2006  7,149       17.84    127,514            --             0.75           12.30
MSF Russell 2000 Index Division    2010 20,230        9.81    198,535          1.34             0.75           25.93
  (Commenced 4/30/2007)            2009  7,157        7.79     55,757          2.14             0.75           25.07
                                   2008  9,739        6.23     60,665          0.94             0.75          (34.02)
                                   2007  3,807        9.44     35,932            --             0.75           (5.60)
MIST MFS Emerging Markets          2010 62,080       11.60    719,992          1.10             0.75           23.14
  Equity Division                  2009 58,457        9.42    550,868          1.09             0.75           67.91
  (Commenced 4/30/2007)            2008 10,064        5.61     56,481          1.64             0.75          (55.70)
                                   2007  4,850       12.67     61,460            --             0.75           26.70

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Division invests.

(2) These amounts represent annualized policy expenses of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2010 and 2009, and the related consolidated statements of operations, equity and cash flows for each of the three years in the period ended December 31, 2010. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, and changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
March 31, 2011

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2010 AND 2009

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                    2010       2009
                                                                  --------   --------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $153,708 and $145,439,
     respectively)..............................................  $159,535   $144,649
  Equity securities available-for-sale, at estimated fair value
     (cost: $1,898 and $2,191, respectively)....................     1,821      2,116
  Trading and other securities, at estimated fair value
     (includes: $463 and $420 of actively traded securities,
     respectively; and $201 and $0, respectively, relating to
     variable interest entities)................................       735        471
  Mortgage loans (net of valuation allowances of $522 and $594,
     respectively)..............................................    41,667     40,620
  Policy loans..................................................     8,270      8,099
  Real estate and real estate joint ventures (includes $10 and
     $18, respectively, relating to variable interest
     entities)..................................................     5,755      5,711
  Other limited partnership interests (includes $187 and $236,
     respectively, relating to variable interest entities)......     4,517      4,215
  Short-term investments, principally at estimated fair value...     2,369      3,315
  Other invested assets, principally at estimated fair value
     (includes $102 and $137, respectively, relating to variable
     interest entities).........................................     7,822      6,811
                                                                  --------   --------
     Total investments..........................................   232,491    216,007
Cash and cash equivalents, principally at estimated fair value
  (includes $55 and $9, respectively, relating to variable
  interest entities)............................................     3,485      3,347
Accrued investment income (includes $3 and $0, respectively,
  relating to variable interest entities).......................     2,183      2,066
Premiums, reinsurance and other receivables (includes $1 and $0,
  respectively, relating to variable interest entities).........    26,802     26,375
Deferred policy acquisition costs and value of business
  acquired......................................................     8,191      9,364
Current income tax recoverable..................................        --        121
Deferred income tax assets......................................        --      1,094
Other assets (includes $6 and $16, respectively, relating to
  variable interest entities)...................................     4,426      4,206
Separate account assets.........................................    97,829     80,377
                                                                  --------   --------
     Total assets...............................................  $375,407   $342,957
                                                                  ========   ========
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits..........................................  $102,950   $ 99,960
Policyholder account balances...................................    88,922     86,590
Other policy-related balances...................................     5,649      5,627
Policyholder dividends payable..................................       722        761
Policyholder dividend obligation................................       876         --
Payables for collateral under securities loaned and other
  transactions..................................................    17,014     14,662
Short-term debt.................................................       102        319
Long-term debt (includes $236 and $64, respectively, at
  estimated fair value, relating to variable interest
  entities).....................................................     3,610      3,502
Current income tax payable......................................       155         --
Deferred income tax liability...................................       950         --
Other liabilities (includes $61 and $26, respectively, relating
  to variable interest entities)................................    35,113     33,690
Separate account liabilities....................................    97,829     80,377
                                                                  --------   --------
     Total liabilities..........................................   353,892    325,488
                                                                  --------   --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)
EQUITY
Metropolitan Life Insurance Company stockholder's equity:
  Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and outstanding at
     both December 31, 2010 and 2009............................         5          5
  Additional paid-in capital....................................    14,445     14,438
  Retained earnings.............................................     6,001      4,817
  Accumulated other comprehensive income (loss).................       916     (2,082)
                                                                  --------   --------
     Total Metropolitan Life Insurance Company stockholder's
       equity...................................................    21,367     17,178
Noncontrolling interests........................................       148        291
                                                                  --------   --------
     Total equity...............................................    21,515     17,469
                                                                  --------   --------
     Total liabilities and equity...............................  $375,407   $342,957
                                                                  ========   ========




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)

                                                           2010      2009      2008
                                                         -------   -------   -------
REVENUES
Premiums...............................................  $18,519   $18,629   $18,444
Universal life and investment-type product policy
  fees.................................................    2,075     2,067     2,285
Net investment income..................................   11,605    10,189    11,114
Other revenues.........................................    1,725     1,739     1,882
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities........................................     (510)   (1,521)     (787)
  Other-than-temporary impairments on fixed maturity
     securities transferred to other comprehensive
     income (loss).....................................      150       623        --
  Other net investment gains (losses)..................      190      (769)     (742)
                                                         -------   -------   -------
     Total net investment gains (losses)...............     (170)   (1,667)   (1,529)
  Net derivative gains (losses)........................     (266)   (4,428)    5,001
                                                         -------   -------   -------
       Total revenues..................................   33,488    26,529    37,197
                                                         -------   -------   -------
EXPENSES
Policyholder benefits and claims.......................   20,707    20,662    20,699
Interest credited to policyholder account balances.....    2,523     2,669     3,181
Policyholder dividends.................................    1,443     1,612     1,716
Other expenses.........................................    6,259     6,009     6,578
                                                         -------   -------   -------
       Total expenses..................................   30,932    30,952    32,174
                                                         -------   -------   -------
Income (loss) from continuing operations before
  provision for income tax.............................    2,556    (4,423)    5,023
Provision for income tax expense (benefit).............      782    (1,890)    1,650
                                                         -------   -------   -------
Income (loss) from continuing operations, net of income
  tax..................................................    1,774    (2,533)    3,373
Income (loss) from discontinued operations, net of
  income tax...........................................       18        11      (189)
                                                         -------   -------   -------
Net income (loss)......................................    1,792    (2,522)    3,184
Less: Net income (loss) attributable to noncontrolling
  interests............................................       (3)       (5)       97
                                                         -------   -------   -------
Net income (loss) attributable to Metropolitan Life
  Insurance Company....................................  $ 1,795   $(2,517)  $ 3,087
                                                         =======   =======   =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        CONSOLIDATED STATEMENTS OF EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 2010

                                  (IN MILLIONS)


                                                                           ACCUMULATED OTHER
                                                                      COMPREHENSIVE INCOME (LOSS)
                                                         ----------------------------------------------------
                                                                                                                    TOTAL
                                                                                                                METROPOLITAN
                                                               NET                      FOREIGN      DEFINED   LIFE INSURANCE
                                   ADDITIONAL              UNREALIZED    OTHER-THAN-    CURRENCY     BENEFIT       COMPANY
                           COMMON    PAID-IN   RETAINED    INVESTMENT     TEMPORARY   TRANSLATION     PLANS     STOCKHOLDER'S
                            STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  IMPAIRMENTS  ADJUSTMENTS  ADJUSTMENT      EQUITY
                           ------  ----------  --------  --------------  -----------  -----------  ----------  --------------
Balance at December 31,
  2009...................    $5      $14,438    $4,817       $ (265)        $(341)        $ 51       $(1,527)      $17,178
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)....                           30                                                                  30
                             --      -------    ------       ------         -----         ----       -------       -------
Balance at January 1,
  2010...................     5       14,438     4,847         (265)         (341)          51        (1,527)       17,208
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)....                          (10)          10                                                     --
Capital contributions
  from MetLife, Inc.
  (Note 15)..............                  3                                                                             3
Excess tax benefits
  related to stock-based
  compensation...........                  4                                                                             4
Dividends on common
  stock..................                         (631)                                                               (631)
Change in equity of
  noncontrolling
  interests..............
Comprehensive income
  (loss):
  Net income (loss)......                        1,795                                                               1,795
  Other comprehensive
     income (loss):
     Unrealized gains
       (losses) on
       derivative
       instruments, net
       of income tax.....                                       118                                                    118
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax....                                     2,701            87                                    2,788
     Foreign currency
       translation
       adjustments, net
       of income tax.....                                                                  (16)                        (16)
     Defined benefit
       plans adjustment,
       net of income
       tax...............                                                                                 98            98
                                                                                                                   -------
       Other
          comprehensive
          income (loss)..                                                                                            2,988
                                                                                                                   -------
  Comprehensive income
     (loss)..............                                                                                            4,783
                             --      -------    ------       ------         -----         ----       -------       -------
Balance at December 31,
  2010...................    $5      $14,445    $6,001       $2,564         $(254)        $ 35       $(1,429)      $21,367
                             ==      =======    ======       ======         =====         ====       =======       =======

                           NONCONTROLLING   TOTAL
                              INTERESTS     EQUITY
                           --------------  -------
Balance at December 31,
  2009...................       $ 291      $17,469
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)....                       30
                                -----      -------
Balance at January 1,
  2010...................         291       17,499
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)....                       --
Capital contributions
  from MetLife, Inc.
  (Note 15)..............                        3
Excess tax benefits
  related to stock-based
  compensation...........                        4
Dividends on common
  stock..................                     (631)
Change in equity of
  noncontrolling
  interests..............        (146)        (146)
Comprehensive income
  (loss):
  Net income (loss)......          (3)       1,792
  Other comprehensive
     income (loss):
     Unrealized gains
       (losses) on
       derivative
       instruments, net
       of income tax.....                      118
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax....           6        2,794
     Foreign currency
       translation
       adjustments, net
       of income tax.....                      (16)
     Defined benefit
       plans adjustment,
       net of income
       tax...............                       98
                                -----      -------
       Other
          comprehensive
          income (loss)..           6        2,994
                                -----      -------
  Comprehensive income
     (loss)..............           3        4,786
                                -----      -------
Balance at December 31,
  2010...................       $ 148      $21,515
                                =====      =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                  CONSOLIDATED STATEMENTS OF EQUITY (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2009

                                  (IN MILLIONS)


                                                                                            ACCUMULATED OTHER
                                                                                       COMPREHENSIVE INCOME (LOSS)
                                                                          ----------------------------------------------------
                                                                                NET                      FOREIGN      DEFINED
                                                    ADDITIONAL              UNREALIZED    OTHER-THAN-    CURRENCY     BENEFIT
                                            COMMON    PAID-IN   RETAINED    INVESTMENT     TEMPORARY   TRANSLATION     PLANS
                                             STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  IMPAIRMENTS  ADJUSTMENTS  ADJUSTMENT
                                            ------  ----------  --------  --------------  -----------  -----------  ----------
Balance at December 31, 2008..............    $5      $14,437    $ 7,298      $(7,701)       $  --         $143       $(1,437)
Cumulative effect of change in accounting
  principle, net of income tax (Note 1)...                            36                       (36)
  Capital contributions from MetLife, Inc.
     (Note 15)............................                  3
  Excess tax liabilities related to stock-
     based compensation...................                 (2)
  Change in equity of noncontrolling
     interests............................
Comprehensive income (loss):
  Net income (loss).......................                        (2,517)
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.........................                                       (162)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                      7,598         (305)
     Foreign currency translation
       adjustments, net of income tax.....                                                                  (92)
     Defined benefit plans adjustment, net
       of income tax......................                                                                                (90)
     Other comprehensive income (loss)....
  Comprehensive income (loss).............
                                              --      -------    -------      -------        -----         ----       -------
Balance at December 31, 2009..............    $5      $14,438    $ 4,817      $  (265)       $(341)        $ 51       $(1,527)
                                              ==      =======    =======      =======        =====         ====       =======

                                                 TOTAL
                                             METROPOLITAN
                                            LIFE INSURANCE
                                                COMPANY
                                             STOCKHOLDER'S  NONCONTROLLING   TOTAL
                                                EQUITY         INTERESTS     EQUITY
                                            --------------  --------------  -------
Balance at December 31, 2008..............      $12,745          $ 83       $12,828
Cumulative effect of change in accounting
  principle, net of income tax (Note 1)...           --                          --
  Capital contributions from MetLife, Inc.
     (Note 15)............................            3                           3
  Excess tax liabilities related to stock-
     based compensation...................           (2)                         (2)
  Change in equity of noncontrolling
     interests............................                        218           218
Comprehensive income (loss):
  Net income (loss).......................       (2,517)           (5)       (2,522)
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.........................         (162)                       (162)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................        7,293            (5)        7,288
     Foreign currency translation
       adjustments, net of income tax.....          (92)                        (92)
     Defined benefit plans adjustment, net
       of income tax......................          (90)                        (90)
                                                -------          ----       -------
     Other comprehensive income (loss)....        6,949            (5)        6,944
                                                -------          ----       -------
  Comprehensive income (loss).............        4,432           (10)        4,422
                                                -------          ----       -------
Balance at December 31, 2009..............      $17,178          $291       $17,469
                                                =======          ====       =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                CONSOLIDATED STATEMENTS OF EQUITY -- (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2008

                                  (IN MILLIONS)


                                                                                      ACCUMULATED OTHER
                                                                                 COMPREHENSIVE INCOME (LOSS)
                                                                           ---------------------------------------
                                                                                                                         TOTAL
                                                                                                                     METROPOLITAN
                                                                                 NET         FOREIGN      DEFINED   LIFE INSURANCE
                                                     ADDITIONAL              UNREALIZED      CURRENCY     BENEFIT       COMPANY
                                             COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION     PLANS     STOCKHOLDER'S
                                              STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  ADJUSTMENTS  ADJUSTMENT      EQUITY
                                             ------  ----------  --------  --------------  -----------  ----------  --------------
Balance at December 31, 2007...............    $5      $14,426    $ 5,529      $ 1,342        $ 283       $  (284)     $ 21,301
Treasury stock transactions, net -- by
  subsidiary...............................                (11)                                                             (11)
Capital contributions from MetLife, Inc.
  (Note 15)................................                 13                                                               13
Excess tax benefits related to stock-based
  compensation.............................                  9                                                                9
Dividends of interest in subsidiary (Note
  2).......................................                        (1,318)                                               (1,318)
Dividends on subsidiary common stock.......
Change in equity of noncontrolling
  interests................................
Comprehensive income (loss):
  Net income (loss)........................                         3,087                                                 3,087
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax..........................                                        272                                      272
     Unrealized investment gains (losses),
       net of related offsets and income
       tax.................................                                     (9,315)                                  (9,315)
     Foreign currency translation
       adjustments, net of income tax......                                                    (140)                       (140)
     Defined benefit plans adjustment, net
       of income tax.......................                                                                (1,153)       (1,153)
                                                                                                                       --------
     Other comprehensive income (loss).....                                                                             (10,336)
                                                                                                                       --------
  Comprehensive income (loss)..............                                                                              (7,249)
                                               --      -------    -------      -------        -----       -------      --------
Balance at December 31, 2008...............    $5      $14,437    $ 7,298      $(7,701)       $ 143       $(1,437)     $ 12,745
                                               ==      =======    =======      =======        =====       =======      ========

                                             NONCONTROLLING INTERESTS
                                             ------------------------
                                             DISCONTINUED  CONTINUING    TOTAL
                                              OPERATIONS   OPERATIONS   EQUITY
                                             ------------  ----------  --------
Balance at December 31, 2007...............     $ 1,534       $162     $ 22,997
Treasury stock transactions, net -- by
  subsidiary...............................                                 (11)
Capital contributions from MetLife, Inc.
  (Note 15)................................                                  13
Excess tax benefits related to stock-based
  compensation.............................                                   9
Dividends of interest in subsidiary (Note
  2).......................................                              (1,318)
Dividends on subsidiary common stock.......          34                      34
Change in equity of noncontrolling
  interests................................      (1,409)       (82)      (1,491)
Comprehensive income (loss):
  Net income (loss)........................          94          3        3,184
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax..........................                                 272
     Unrealized investment gains (losses),
       net of related offsets and income
       tax.................................        (150)                 (9,465)
     Foreign currency translation
       adjustments, net of income tax......        (107)                   (247)
     Defined benefit plans adjustment, net
       of income tax.......................           4                  (1,149)
                                                -------       ----     --------
     Other comprehensive income (loss).....        (253)        --      (10,589)
                                                -------       ----     --------
  Comprehensive income (loss)..............        (159)         3       (7,405)
                                                -------       ----     --------
Balance at December 31, 2008...............     $    --       $ 83     $ 12,828
                                                =======       ====     ========




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)


                                                              2010       2009       2008
                                                            --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss).........................................  $  1,792   $ (2,522)  $  3,184
Adjustments to reconcile net income (loss) to net cash
  provided by operating activities:
  Depreciation and amortization expenses..................       394        381        258
  Amortization of premiums and accretion of discounts
     associated with investments, net.....................      (709)      (715)      (660)
  (Gains) losses on investments and derivatives and from
     sales of businesses, net.............................       380      6,081     (2,868)
  Undistributed equity earnings of real estate joint
     ventures and other limited partnership interests.....      (270)       716        524
  Interest credited to policyholder account balances......     2,523      2,669      3,289
  Universal life and investment-type product policy fees..    (2,075)    (2,067)    (2,285)
  Change in trading and other securities..................       (14)      (165)        74
  Change in accrued investment income.....................      (117)        14        316
  Change in premiums, reinsurance and other receivables...      (377)      (507)    (1,734)
  Change in deferred policy acquisition costs, net........       147       (441)      (100)
  Change in income tax recoverable (payable)..............       735     (2,340)       630
  Change in other assets..................................       283        (10)     2,828
  Change in insurance-related liabilities and policy-
     related balances.....................................     2,469      2,582      5,117
  Change in other liabilities.............................       684      3,330      1,730
  Other, net..............................................       266         85        161
                                                            --------   --------   --------
Net cash provided by operating activities.................     6,111      7,091     10,464
                                                            --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities............................    49,828     41,437     68,089
     Equity securities....................................       520      1,030      2,140
     Mortgage loans.......................................     4,853      4,589      5,238
     Real estate and real estate joint ventures...........       241         30        159
     Other limited partnership interests..................       383        751        404
  Purchases of:
     Fixed maturity securities............................   (57,961)   (51,066)   (56,251)
     Equity securities....................................      (157)      (544)    (1,094)
     Mortgage loans.......................................    (5,820)    (3,231)    (8,819)
     Real estate and real estate joint ventures...........      (539)      (318)    (1,071)
     Other limited partnership interests..................      (614)      (585)    (1,163)
  Cash received in connection with freestanding
     derivatives..........................................       712      1,801      5,448
  Cash paid in connection with freestanding derivatives...      (920)    (1,748)    (5,420)
  Sales of businesses.....................................        --         --         (4)
  Dividend of subsidiary..................................        --         --       (270)
  Net change in policy loans..............................      (171)      (218)      (193)
  Net change in short-term investments....................       841      4,268     (6,967)
  Net change in other invested assets.....................       142       (740)    (1,859)
  Net change in property, equipment and leasehold
     improvements.........................................      (138)      (109)      (171)
  Other, net..............................................        (7)         1         --
                                                            --------   --------   --------
Net cash used in investing activities.....................  $ (8,807)  $ (4,652)  $ (1,804)
                                                            --------   --------   --------


        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)

                                                              2010       2009       2008
                                                            --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.............................................  $ 44,481   $ 51,313   $ 58,338
     Withdrawals..........................................   (43,381)   (57,182)   (48,818)
  Net change in payables for collateral under securities
     loaned and other transactions........................     2,352     (3,987)   (10,303)
  Net change in short-term debt...........................      (217)       (95)        57
  Long-term debt issued...................................       188      1,205         27
  Long-term debt repaid...................................      (324)      (737)       (21)
  Dividends on common stock...............................      (232)        --         --
  Other, net..............................................       (33)       112          8
                                                            --------   --------   --------
Net cash provided by (used in) financing activities.......     2,834     (9,371)      (712)
                                                            --------   --------   --------
Change in cash and cash equivalents.......................       138     (6,932)     7,948
Cash and cash equivalents, beginning of year..............     3,347     10,279      2,331
                                                            --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR....................  $  3,485   $  3,347   $ 10,279
                                                            ========   ========   ========
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year.......................................  $     --   $     --   $    404
                                                            ========   ========   ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE, END
  OF YEAR.................................................  $     --   $     --   $     --
                                                            ========   ========   ========
Cash and cash equivalents, from continuing operations,
  beginning of year.......................................  $  3,347   $ 10,279   $  1,927
                                                            ========   ========   ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS, END
  OF YEAR.................................................  $  3,485   $  3,347   $ 10,279
                                                            ========   ========   ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Net cash paid during the year for:
     Interest.............................................  $    217   $    166   $    268
                                                            ========   ========   ========
     Income tax...........................................  $    183   $    285   $    494
                                                            ========   ========   ========
  Non-cash transactions during the year:
     Dividend of subsidiary:
       Assets disposed....................................  $     --   $     --   $ 22,135
       Liabilities disposed...............................        --         --    (20,689)
                                                            --------   --------   --------
       Net assets disposed................................        --         --      1,446
       Cash disposed......................................        --         --        270
       Dividend of interests in subsidiary................        --         --     (1,318)
                                                            --------   --------   --------
       Loss on dividend of interests in subsidiary........  $     --   $     --   $    398
                                                            ========   ========   ========
  Purchase money mortgage loans on sales of real estate
     joint ventures.......................................  $      2   $     93   $     --
                                                            ========   ========   ========
  Fixed maturity securities received in connection with
     insurance contract commutation.......................  $     --   $     --   $    115
                                                            ========   ========   ========
  Capital contribution from MetLife, Inc. ................  $      3   $      3   $     13
                                                            ========   ========   ========
  Dividends to MetLife, Inc. .............................  $    399   $     --   $     --
                                                            ========   ========   ========
  Real estate and real estate joint ventures acquired in
     satisfaction of debt.................................  $     58   $    209   $     --
                                                            ========   ========   ========
  Issuance of secured demand note collateral agreement....  $     --   $     --   $     25
                                                            ========   ========   ========
  Long-term debt issued to MetLife, Inc. in exchange for
     fixed maturity securities............................  $     --   $    300   $     --
                                                            ========   ========   ========





        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. See "-- Adoption of New Accounting Pronouncements." Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 10. Intercompany accounts and transactions have been eliminated.

     Certain amounts in the prior years consolidated financial statements have been reclassified to conform with the 2010 presentation. Such reclassifications include:

     - Reclassification from other net investment gains (losses) of ($4,428) million and $5,001 million to net derivative gains (losses) in the consolidated statements of operations for the years ended December 31, 2009 and 2008, respectively;

     - Reclassification from net change in other invested assets of $1,801 million and $5,448 million to cash received in connection with freestanding derivatives and ($1,748) million and ($5,420) million to cash paid in connection with freestanding derivatives, all within cash flows from investing activities, in the consolidated statements of cash flows for the years ended December 31, 2009 and 2008, respectively; and

     - Realignment that affected assets, liabilities and results of operations on a segment basis with no impact to the consolidated results. See Note 17.

     See Note 18 for reclassifications related to discontinued operations.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

     A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third party with the same credit standing. It requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value of an asset, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of input to its valuation. The input levels are as follows:

     Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

     Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

     Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     Prior to January 1, 2009, the measurement and disclosures of fair value based on exit price excluded certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination, reporting units measured at estimated fair value in the first step of a goodwill impairment test and indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

     In addition, the Company elected the fair value option ("FVO") for certain of its financial instruments to better match measurement of assets and liabilities in the consolidated statements of operations.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Investments

     The accounting policies for the Company's principal investments are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

          The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 3 "-- Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale." An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below cost or

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     amortized cost recovers; (vii) with respect to equity securities, whether the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost; (viii) unfavorable changes in forecasted cash flows on mortgage-backed and ABS; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Effective April 1, 2009, the Company prospectively adopted guidance on the recognition and presentation of other-than-temporary impairment ("OTTI") losses as described in "-- Adoption of New Accounting Pronouncements -- Financial Instruments." The guidance requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded in other comprehensive income (loss). There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings. The Company does not make any adjustments for subsequent recoveries in value.

          Prior to the adoption of the OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of estimated fair value to the security's amortized cost. Also, prior to the adoption of this guidance, the entire difference between the fixed maturity security's amortized cost basis and its estimated fair value was recognized in earnings if it was determined to have an OTTI.

          With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

          With respect to perpetual hybrid securities that have attributes of both debt and equity, some of which are classified as fixed maturity securities and some of which are classified as non-redeemable preferred stock within equity securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities under the OTTI guidance are as follows:

     (i) The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

     (ii) When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

     (iii) Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

     (iv) When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process which incorporates available information and management's best estimate of scenarios-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates, and the overall macroeconomic conditions.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. These impairments are included within net investment gains (losses). The Company does not change the revised cost basis for subsequent recoveries in value.

          In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on fixed maturity securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their investment income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses). In addition, the Company has invested in certain structured transactions that are VIEs. These structured transactions include asset-backed securitizations, hybrid securities, real estate joint ventures, other limited partnership interests, and limited liability companies. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on a quarterly basis.

          Trading and Other Securities. Trading and other securities are stated at estimated fair value. Trading and other securities include investments that are actively purchased and sold ("Actively Traded Securities"). These Actively Traded Securities are principally fixed maturity securities. Short sale agreement liabilities related to Actively Traded Securities, included in other liabilities, are also stated at estimated fair value. Trading and other securities also includes securities for which the FVO has been elected ("FVO Securities"). FVO Securities include certain fixed maturity and equity securities held-for-investment by the general account to support asset and liability matching strategies for certain insurance products. FVO Securities also include securities held by consolidated securitization entities ("CSEs") (former qualifying special purpose entities ("QSPEs")) with changes in estimated fair value subsequent to consolidation included in net investment gains (losses). Interest and dividends related to all trading and other securities are included in net investment income.

          Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. At the inception of a loan, the Company obtains collateral, generally cash, in an amount at least equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans. For the purposes of determining valuation allowances the Company disaggregates its mortgage loan investments into three portfolio segments: (1) commercial, (2) agricultural, and (3) residential. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below, followed by the policies applicable to both commercial and agricultural loans, which are very similar, as well as policies applicable to residential loans.

               Commercial, Agricultural and Residential Mortgage
          Loans -- Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days; and agricultural and residential -- 90 days, unless, in the case of a residential loan, it is both well-secured and in the process of collection. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan, or for residential loans

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          when, after considering the individual consumer's financial status, management believes that uncollectability is other-than-temporary. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

               Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. The Company typically uses ten years, or more, of historical experience, in these evaluations. These evaluations are revised as conditions change and new information becomes available.

               Commercial and Agricultural Mortgage Loans -- All commercial and agricultural loans are monitored on an ongoing basis for potential credit losses. For commercial loans, these ongoing reviews may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

               For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating these ratios are developed in connection with the ongoing review of the commercial loan portfolio and are routinely updated.

               For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. Loan-to-value ratios compare the amount of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan amount is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          loan amount. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating these ratios are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

               Residential Mortgage Loans -- The Company's residential loan portfolio is comprised primarily of closed end, amortizing residential loans and home equity lines of credit and it does not hold any optional adjustable rate mortgages, sub-prime, or low teaser rate loans.

               In contrast to the commercial and agricultural loan portfolios, residential loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

               For residential loans, the Company's primary credit quality indicator is whether the loan is performing or non-performing. The Company generally defines non-performing residential loans as those that are 90 or more days past due and/or in non-accrual status. The determination of performing or non-performing status is assessed monthly. Generally, non-performing residential loans have a higher risk of experiencing a credit loss.

          Mortgage loans held-for-sale are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. The amount by which amortized cost exceeds estimated fair value, less expected disposition costs, is recognized in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is available and the contractual right exists to receive such financial information on a timely basis. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, leveraged leases, loans to affiliates, investments in insurance enterprise joint ventures, tax credit partnerships, and funds withheld.

          Freestanding derivatives with positive estimated fair values are described in the derivatives accounting policy which follows.

          Leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.

          Loans to affiliates, some of which are regulated, are carried at amortized cost and are used by the affiliates to assist in meeting their capital requirements.

          Joint venture investments represent the Company's investments in entities that engage in insurance underwriting activities and are accounted for under the equity method.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments and records it in net investment income.

     Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

     When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs to these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     Mortgage loans held-for-sale which are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. For these loans, estimated fair value is determined using independent broker quotations or, when the loan is in foreclosure or otherwise determined to be collateral dependent, the estimated fair value of the underlying collateral estimated using internal models.

     Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

     The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

     The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and ABS, certain structured investment transactions, trading and other securities) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

     For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads, and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage various risks relating to its ongoing business. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses) except for those in net investment income for economic hedges of equity method investments in joint ventures, or for all derivatives held in relation to the trading portfolios. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.6 billion and $1.5 billion at December 31, 2010 and 2009, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $898 million and $804 million at December 31, 2010 and 2009, respectively. Related depreciation and amortization expense was $111 million for each of the years ended December 31, 2010, 2009 and 2008.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.5 billion and $1.3 billion at December 31, 2010 and 2009, respectively. Accumulated amortization of capitalized software was $1,106 million and $983 million at December 31, 2010 and 2009, respectively. Related amortization expense was $132 million, $125 million and $117 million for the years ended December 31, 2010, 2009 and 2008, respectively.

  Deferred Policy Acquisition Costs ("DAC") and Value of Business Acquired ("VOBA")

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issuance expenses. VOBA is an intangible asset that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

     The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Value of Distribution Agreements and Customer Relationships Acquired

     Value of distribution agreements ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews VODA and VOCRA to determine the recoverability of these balances.

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired which represents the future economic benefits arising from such net assets acquired that could not be individually identified. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

     Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level.

     For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

     In performing the Company's goodwill impairment tests, the estimated fair values of the reporting units are first determined using a market multiple approach. When further corroboration is required, the Company uses a discounted cash flow approach. For reporting units which are particularly sensitive to market assumptions, such as

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the retirement products and individual life reporting units, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

     The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the level of interest rates, credit spreads, equity market levels and the discount rate that the Company believes is appropriate for the respective reporting unit.

     The Company applies significant judgment when determining the estimated fair value of the Company's reporting units. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could adversely affect the Company's results of operations or financial position.

     During the 2010 impairment tests of goodwill, the Company concluded that the fair values of all reporting units were in excess of their carrying values and, therefore, goodwill was not impaired. On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

     See Note 7 for further consideration of goodwill impairment testing during 2010.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Participating business represented approximately 6% of the Company's life insurance in-force at both December 31, 2010 and 2009. Participating policies represented approximately 32%, 33% and 32% of gross life insurance premiums for the years ended December 31, 2010, 2009 and 2008, respectively.

     Future policy benefit liabilities for non-participating life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 10%.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 2% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 5% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 8%.

     Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid-up guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

     Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefits relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefits ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefits ("GMAB") and settlement features in certain GMIB described above provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

     At inception of the GMWB, GMAB and certain GMIB contracts, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

     The estimated fair values of these embedded derivatives are then determined based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives also includes an adjustment for the Company's nonperformance risk and risk margins for non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These guaranteed minimum benefits may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in nonperformance risk, variations in actuarial assumptions regarding

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 17%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

  Other Policy-Related Balances

     Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net derivative gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

  Income Taxes

     The Company joins with MetLife, Inc. and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Company participates in a tax sharing agreement with MetLife, Inc. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) MetLife, Inc. to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     (ii) future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (see Note 12 ) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

     Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The expected postretirement plan benefit obligations represent the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents and is used in measuring the periodic postretirement benefit expense. The accumulated postretirement plan benefit obligations ("APBO") represent the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

     Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As more fully described in Note 15, MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. The cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Foreign Currency

     Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The resulting translation adjustments are charged or credited directly to other comprehensive income or loss, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

     Effective December 31, 2010, the Company adopted new guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its consolidated financial statements. Certain additional disclosures will be required for reporting periods ending March 31, 2011 and certain disclosures relating to troubled debt restructurings have been deferred indefinitely.

     Effective July 1, 2010, the Company adopted new guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting.

     As a result of the adoption of this guidance, the Company elected FVO for certain structured securities that were previously accounted for as fixed maturity securities. Upon adoption, the Company reclassified $50 million of securities from fixed maturity securities to trading and other securities. These securities had cumulative unrealized losses of $10 million, net of income tax, which was recognized as a cumulative effect adjustment to decrease retained earnings with a corresponding increase to accumulated other comprehensive income
(loss) as of July 1, 2010.

     Effective January 1, 2010, the Company adopted new guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a QSPE, eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

     As a result of the adoption of this guidance, the Company consolidated certain former QSPEs that were previously accounted for as equity security collateralized debt obligations. The Company also elected the FVO for all of the consolidated assets and liabilities of these entities. Upon consolidation, the Company recorded $278 million of securities classified as trading and other securities and $232 million of long-term debt based on estimated fair values at January 1, 2010 and de-recognized less than $1 million in equity securities. The consolidation also resulted in an increase in retained earnings of $30 million, net of income tax, at January 1, 2010. For the year ended December 31, 2010, the Company recorded $15 million of net investment income on the consolidated assets, $15 million of interest expense in other expenses on the related long-term debt and ($30) million in net investment gains (losses) to remeasure the assets and liabilities at their estimated fair values.

     In addition, the Company also deconsolidated certain partnerships for which the Company does not have the power to direct activities and for which the Company has concluded it is no longer the primary beneficiary. These deconsolidations did not result in a cumulative effect adjustment to retained earnings and did not have a material impact on the Company's consolidated financial statements.

     Also effective January 1, 2010, the Company adopted new guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to certain real estate joint ventures and other limited partnership interests held by the Company.

     As more fully described in "Summary of Significant Accounting Policies and Critical Accounting Estimates," effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements.

     The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $36 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $59 million, net of policyholder related amounts of $4 million and net of deferred income taxes of $19 million, resulting in the net cumulative effect adjustment of $36 million. The increase in the amortized cost basis of fixed maturity securities of $59 million by sector was as follows: $25 million -- ABS, $25 million -- RMBS and $9 million -- U.S. corporate securities.

     As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $566 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

     Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following pronouncements relating to financial instruments had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions.

     - Effective December 31, 2008, the Company adopted guidance on the recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets. This new guidance more closely aligns the determination of whether an OTTI has occurred for a beneficial interest in a securitized financial asset with the original guidance for fixed maturity securities classified as available-for-sale or held-to-maturity.

     - Effective January 1, 2008, the Company adopted guidance relating to application of the shortcut method of accounting for derivative instruments and hedging activities. This guidance permits interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by current accounting guidance on fair value measurements, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace.

     - Effective January 1, 2008, the Company adopted guidance that permits a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset. This guidance also includes certain terminology modifications. Upon adoption of this guidance, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements.

  Business Combinations and Noncontrolling Interests

     Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - Net income (loss) includes amounts attributable to noncontrolling interests.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements. Financial statements and disclosures for periods prior to 2009 reflect the retrospective application of the accounting for noncontrolling interests as required under this guidance.

     Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

     Effective January 1, 2010, the Company adopted new guidance that requires new disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2008, the Company adopted fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets and liabilities measured at fair value. The adoption of this guidance changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs, as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of this guidance also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain guarantees on variable annuity contracts. The change in valuation of embedded derivatives associated with guarantees on annuity contracts resulted from the incorporation of risk margins associated with non-capital market inputs and the inclusion of the Company's nonperformance risk in their valuation. At January 1, 2008, the impact of adopting the guidance on assets and liabilities measured at estimated fair value was $13 million ($8 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of operations where it was presented in the respective statement of operations caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's nonperformance risk adjustment in the valuation of embedded derivatives associated with annuity contracts may

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


result in significant volatility in the Company's consolidated net income in future periods. The Company provided all of the material disclosures in Note 5.

     In February 2007, the Financial Accounting Standards Board ("FASB") issued guidance related to the FVO for financial assets and financial liabilities. This guidance permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The FVO is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the FVO for any instruments.

     The following pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

     - Effective September 30, 2008, the Company adopted guidance relating to the fair value measurements of financial assets when the market for those assets is not active. It provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value.

     - Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

     - Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

     - Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

     - Effective December 31, 2009, the Company adopted guidance on: (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements, for both interim and annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

     - Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2009, the Company adopted guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

     Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

     Effective January 1, 2008, the Company prospectively adopted guidance on the sale of real estate when the agreement includes a buy-sell clause. This guidance addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity and concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. The adoption of this guidance did not have a material impact on the Company's consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In December 2010, the FASB issued new guidance addressing when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure (Accounting Standards Update ("ASU") 2010-29, Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations). Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The guidance is effective for fiscal years beginning on or after December 15, 2010. The Company will apply the guidance prospectively on its accounting for future acquisitions and does not expect the adoption of this guidance to have a material impact on the Company's consolidated financial statements.

     In December 2010, the FASB issued new guidance regarding goodwill impairment testing (ASU 2010-28, Intangibles -- Goodwill and Other (Topic 350):
When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts). This guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity would be required to perform Step 2 of the test if qualitative factors indicate that it is more likely than not that goodwill impairment exists. The guidance is effective for the first quarter of 2011. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

     In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) effective for the first quarter of 2012. This guidance clarifies the costs that should be deferred by insurance entities when issuing and renewing insurance contracts. The guidance also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition-related costs should be expensed as incurred. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

     In April 2010, the FASB issued new guidance regarding accounting for investment funds determined to be VIEs (ASU 2010-15, How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments). Under this guidance, an insurance entity would not be required to consolidate a voting-

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economics in a VIE, unless the separate account contractholder is a related party. The guidance is effective for the first quarter of 2011. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

2.  ACQUISITIONS AND DISPOSITIONS

  2009 DISPOSITION THROUGH ASSUMPTION REINSURANCE

     On October 30, 2009, the Company completed the disposal, through assumption reinsurance, of substantially all of the insurance business of MetLife Canada, a wholly-owned indirect subsidiary, to a third-party. Pursuant to the assumption reinsurance agreement, the consideration paid by the Company was $259 million, comprised of cash of $14 million and fixed maturity securities, mortgage loans and other assets totaling $245 million. At the date of the assumption reinsurance agreement, the carrying value of insurance liabilities transferred was $267 million, resulting in a gain of $5 million, net of income tax. The gain was recognized in net investment gains (losses).

  2008 DISPOSITION

     In September 2008, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"). In connection with this transaction, General American Life Insurance Company ("GALIC") dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA at a value of $1,318 million. The net book value of RGA at the time of the dividend was $1,716 million. The loss recognized in connection with the dividend was $398 million. Metropolitan Life Insurance Company, through its investment in GALIC, retained 3,000,000 shares of RGA Class A common stock. These shares are marketable equity securities which do not constitute significant continuing involvement in the operations of RGA; accordingly, they were classified within equity securities in the consolidated financial statements of the Company at a cost basis of $157 million which is equivalent to the net book value of the shares. The equity securities have been recorded at fair value at each subsequent reporting date. The Company agreed to dispose of the remaining shares of RGA within the next five years. In connection with the Company's agreement to dispose of the remaining shares, the Company also recognized, in its provision for income tax on continuing operations, a deferred tax liability of $16 million which represents the difference between the book and taxable basis of the remaining investment in RGA. On February 15, 2011, the Company sold to RGA such remaining shares.

     The impact of the disposition of the Company's investment in RGA was reflected in the Company's consolidated financial statements as discontinued operations. See Note 18.

  OTHER ACQUISITIONS AND DISPOSITIONS

     See Note 15 for information on the contribution from MetLife, Inc. in the form of intangible assets related to VOCRA from a 2008 acquisition by MetLife, Inc.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI loss:

                                                                  DECEMBER 31, 2010
                                                ----------------------------------------------------
                                                               GROSS UNREALIZED
                                                 COST OR   -----------------------  ESTIMATED
                                                AMORTIZED          TEMPORARY  OTTI     FAIR     % OF
                                                   COST     GAIN      LOSS    LOSS    VALUE    TOTAL
                                                ---------  ------  ---------  ----  ---------  -----
                                                                    (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.....................   $ 50,764  $3,322    $  959   $ --   $ 53,127   33.3%
Foreign corporate securities..................     28,841   2,218       492     --     30,567   19.2
RMBS..........................................     29,548   1,244       569    319     29,904   18.7
U.S. Treasury, agency and government
  guaranteed securities (1)...................     20,154   1,190       367     --     20,977   13.1
CMBS..........................................      9,401     484       174     10      9,701    6.1
ABS...........................................      7,514     159       365     90      7,218    4.5
State and political subdivision securities....      4,693      86       195     --      4,584    2.9
Foreign government securities.................      2,793     682        18     --      3,457    2.2
                                                 --------  ------    ------   ----   --------  -----
  Total fixed maturity securities (2), (3)....   $153,708  $9,385    $3,139   $419   $159,535  100.0%
                                                 ========  ======    ======   ====   ========  =====
EQUITY SECURITIES:
Common stock..................................   $    937  $   42    $    7   $ --   $    972   53.4%
Non-redeemable preferred stock (2)............        961      52       164     --        849   46.6
                                                 --------  ------    ------   ----   --------  -----
  Total equity securities (4).................   $  1,898  $   94    $  171   $ --   $  1,821  100.0%
                                                 ========  ======    ======   ====   ========  =====




                                                                  DECEMBER 31, 2009
                                                ----------------------------------------------------
                                                               GROSS UNREALIZED
                                                 COST OR   -----------------------  ESTIMATED
                                                AMORTIZED          TEMPORARY  OTTI     FAIR     % OF
                                                   COST     GAIN      LOSS    LOSS    VALUE    TOTAL
                                                ---------  ------  ---------  ----  ---------  -----
                                                                    (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.....................   $ 48,650  $2,179    $1,752   $  9   $ 49,068   33.9%
Foreign corporate securities..................     24,367   1,469       836      3     24,997   17.3
RMBS..........................................     31,810     899     1,303    421     30,985   21.4
U.S. Treasury, agency and government
  guaranteed securities (1)...................     16,399     681       678     --     16,402   11.3
CMBS..........................................     11,393     124       746     --     10,771    7.5
ABS...........................................      7,892     102       682    141      7,171    5.0
State and political subdivision securities....      2,827      53       146     --      2,734    1.9
Foreign government securities.................      2,101     467        47     --      2,521    1.7
                                                 --------  ------    ------   ----   --------  -----
  Total fixed maturity securities (2), (3)....   $145,439  $5,974    $6,190   $574   $144,649  100.0%
                                                 ========  ======    ======   ====   ========  =====
EQUITY SECURITIES:
Common stock..................................   $  1,076  $   58    $    4   $ --   $  1,130   53.4%
Non-redeemable preferred stock (2)............      1,115      54       183     --        986   46.6
                                                 --------  ------    ------   ----   --------  -----
  Total equity securities (4).................   $  2,191  $  112    $  187   $ --   $  2,116  100.0%
                                                 ========  ======    ======   ====   ========  =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) The Company has classified within the U.S. Treasury, agency and government guaranteed securities caption certain corporate fixed maturity securities issued by U.S. financial institutions that were guaranteed by the Federal Deposit Insurance Corporation ("FDIC") pursuant to the FDIC's Temporary Liquidity Guarantee Program of $23 million and $51 million at estimated fair value at December 31, 2010 and 2009, respectively, with an unrealized gain of less than $1 million at both December 31, 2010 and 2009.

   (2) Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has an interest rate step-up feature which, when combined with other qualitative factors, indicates that the security has more debt-like characteristics. The Company classifies perpetual securities with an interest rate step-up feature which, when combined with other qualitative factors, indicates that the security has more equity-like characteristics, as equity securities within non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." The following table presents the perpetual hybrid securities held by the Company at:

                                                                                 DECEMBER 31,
                                                                            ---------------------
                                                                               2010        2009
                              CLASSIFICATION                                ---------   ---------
-------------------------------------------------------------------------   ESTIMATED   ESTIMATED
CONSOLIDATED BALANCE                                                           FAIR        FAIR
SHEETS                        SECTOR TABLE            PRIMARY ISSUERS         VALUE       VALUE
--------------------      --------------------   ------------------------   ---------   ---------
                                                                                (IN MILLIONS)
                          Non-redeemable         Non-U.S. financial
Equity securities         preferred stock        institutions                 $  667      $  699
                          Non-redeemable         U.S. financial
Equity securities         preferred stock        institutions                 $   84      $  191
Fixed maturity            Foreign corporate      Non-U.S. financial
  securities              securities             institutions                 $1,304      $1,785
Fixed maturity            U.S. corporate         U.S. financial
  securities              securities             institutions                 $   11      $   38


--------

   (3) The Company's holdings in redeemable preferred stock with stated maturity dates, commonly referred to as "capital securities", were primarily issued by U.S. financial institutions and have cumulative interest deferral features. The Company held $1,796 million and $1,769 million at estimated fair value of such securities at December 31, 2010 and 2009, respectively, which are included in the U.S. and foreign corporate securities sectors within fixed maturity securities.

   (4) Equity securities primarily consist of investments in common and preferred stocks, including certain perpetual hybrid securities and mutual fund interests. Privately-held equity securities were $789 million and $810 million at estimated fair value at December 31, 2010 and 2009, respectively.

     The Company held foreign currency derivatives with notional amounts of $8.3 billion and $7.5 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2010 and 2009, respectively.

     The below investment grade and non-income producing amounts presented below are based on rating agency designations and equivalent designations of the National Association of Insurance Commissioners ("NAIC"), with the exception of certain structured securities described below held by Metropolitan Life Insurance Company and its domestic insurance subsidiaries. Non-agency RMBS, including RMBS backed by sub-prime mortgage loans reported within ABS, CMBS and all other ABS held by Metropolitan Life Insurance Company and its domestic insurance subsidiaries, are presented based on final ratings from the revised NAIC rating methodologies which became effective December 31, 2009 for non-agency RMBS, including RMBS backed by sub-prime mortgage loans reported within ABS, and December 31, 2010 for CMBS and the remaining ABS (which may not correspond to rating agency designations). All NAIC designation (e.g., NAIC
1 -- 6) amounts and percentages presented herein are based on the revised NAIC methodologies. All rating agency designation (e.g., Aaa/AAA) amounts and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


percentages presented herein are based on rating agency designations without adjustment for the revised NAIC methodologies described above. Rating agency designations are based on availability of applicable ratings from rating agencies on the NAIC acceptable rating organization list, including Moody's Investors Service ("Moody's"), S&P and Fitch Ratings ("Fitch").

     The following table presents selected information about certain fixed maturity securities held by the Company at:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2010      2009
                                                                -------   -------
                                                                  (IN MILLIONS)
Below investment grade or non-rated fixed maturity securities:
  Estimated fair value........................................  $15,214   $13,438
  Net unrealized gain (loss)..................................  $  (553)  $(1,804)
Non-income producing fixed maturity securities:
  Estimated fair value........................................  $    55   $   120
  Net unrealized gain (loss)..................................  $   (13)  $   (12)


     Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's equity, other than certain U.S. government securities. The Company's holdings in U.S. Treasury, agency and government guaranteed fixed maturity securities at estimated fair value were $21.0 billion and $16.4 billion at December 31, 2010 and 2009, respectively.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. The Company maintains a diversified portfolio of corporate fixed maturity securities across industries and issuers. This portfolio does not have an exposure to any single issuer in excess of 1% of total investments. The tables below present for all corporate fixed maturity securities holdings, corporate securities by sector, U.S. corporate securities by major industry types, the largest exposure to a single issuer and the combined holdings in the ten issuers to which it had the largest exposure at:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2010                2009
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                  (IN MILLIONS)
Corporate fixed maturity securities -- by sector:
  Foreign corporate fixed maturity securities
     (1)..........................................   $30,567     36.5%   $24,997     33.7%
U.S. corporate fixed maturity securities -- by
  industry:
  Industrial......................................    14,059     16.8     12,339     16.6
  Consumer........................................    12,776     15.3     11,456     15.5
  Utility.........................................    11,902     14.2     10,372     14.0
  Finance.........................................     7,838      9.4      8,658     11.7
  Communications..................................     4,375      5.2      4,273      5.8
  Other...........................................     2,177      2.6      1,970      2.7
                                                     -------    -----    -------    -----
     Total........................................   $83,694    100.0%   $74,065    100.0%
                                                     =======    =====    =======    =====



--------

   (1) Includes U.S. dollar-denominated debt obligations of foreign obligors and other foreign fixed maturity securities.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  DECEMBER 31,
                                               -------------------------------------------------
                                                         2010                      2009
                                               -----------------------   -----------------------
                                               ESTIMATED                 ESTIMATED
                                                  FAIR      % OF TOTAL      FAIR      % OF TOTAL
                                                 VALUE     INVESTMENTS     VALUE     INVESTMENTS
                                               ---------   -----------   ---------   -----------
                                                                (IN MILLIONS)
Concentrations within corporate fixed
  maturity securities:
  Largest exposure to a single issuer........    $  672        0.3%        $  753        0.3%
  Holdings in ten issuers with the largest
     exposures...............................    $4,812        2.1%        $5,363        2.5%


     Concentrations of Credit Risk (Fixed Maturity Securities) -- RMBS. The table below presents the Company's RMBS holdings and portion rated Aaa/AAA and portion rated NAIC 1 at:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2010                2009
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                  (IN MILLIONS)
By security type:
  Collateralized mortgage obligations.............   $15,304     51.2%   $17,051     55.0%
  Pass-through securities.........................    14,600     48.8     13,934     45.0
                                                     -------    -----    -------    -----
     Total RMBS...................................   $29,904    100.0%   $30,985    100.0%
                                                     =======    =====    =======    =====
By risk profile:
  Agency..........................................   $22,525     75.3%   $23,415     75.6%
  Prime...........................................     4,074     13.6      4,613     14.9
  Alternative residential mortgage loans..........     3,305     11.1      2,957      9.5
                                                     -------    -----    -------    -----
     Total RMBS...................................   $29,904    100.0%   $30,985    100.0%
                                                     =======    =====    =======    =====
Portion rated Aaa/AAA.............................   $23,934     80.0%   $25,316     81.7%
                                                     =======    =====    =======    =====
Portion rated NAIC 1..............................   $26,162     87.5%   $27,305     88.1%
                                                     =======    =====    =======    =====



     Collateralized mortgage obligations are a type of mortgage-backed security structured by dividing the cash flows of mortgages into separate pools or tranches of risk that create multiple classes of bonds with varying maturities and priority of payments. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for a fee, remits or passes these payments through to the holders of the pass-through securities.

     Prime residential mortgage lending includes the origination of residential mortgage loans to the most creditworthy borrowers with high quality credit profiles. Alternative residential mortgage loans ("Alt-A") are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. Sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles. Included within Alt-A RMBS are resecuritization of real estate mortgage investment conduit ("Re-REMIC") securities. Re-REMIC Alt-A RMBS involve the pooling of previous issues of Alt-A RMBS and restructuring the combined pools to create new senior and subordinated securities. The credit enhancement on the senior tranches is improved through the resecuritization. The Company's holdings are in senior tranches with significant credit enhancement.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the Company's investment in Alt-A RMBS by vintage year (vintage year refers to the year of origination and not to the year of purchase) and certain other selected data:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2010                2009
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                  (IN MILLIONS)
VINTAGE YEAR:
2004 & Prior......................................    $   71      2.1%    $   79      2.7%
2005..............................................     1,074     32.5        948     32.0
2006..............................................       796     24.1        619     20.9
2007..............................................       654     19.8        543     18.4
2008..............................................         7      0.2         --       --
2009 (1)..........................................       671     20.3        768     26.0
2010 (1)..........................................        32      1.0         --       --
                                                      ------    -----     ------    -----
Total.............................................    $3,305    100.0%    $2,957    100.0%
                                                      ======    =====     ======    =====



--------

   (1) All of the Company's Alt-A RMBS holdings in the 2009 and 2010 vintage years are Re-REMIC Alt-A RMBS that were purchased in 2009 and 2010 and are comprised of original issue vintage year 2005 through 2007 Alt-A RMBS. All of the Company's Re-REMIC Alt-A RMBS holdings are NAIC 1 rated.

                                                                DECEMBER 31,
                                                      -------------------------------
                                                           2010             2009
                                                      --------------   --------------
                                                                % OF             % OF
                                                      AMOUNT   TOTAL   AMOUNT   TOTAL
                                                      ------   -----   ------   -----
                                                                (IN MILLIONS)
Net unrealized gain (loss)..........................   $(408)           $(821)
Rated Aa/AA or better...............................            19.7%            35.0%
Rated NAIC 1........................................            47.2%            36.7%
Distribution of holdings -- at estimated fair
  value -- by collateral type:
  Fixed rate mortgage loans collateral..............            91.6%            90.4%
  Hybrid adjustable rate mortgage loans collateral..             8.4              9.6
                                                               -----            -----
     Total Alt-A RMBS...............................           100.0%           100.0%
                                                               =====            =====



     Concentrations of Credit Risk (Fixed Maturity Securities) -- CMBS. The Company's holdings in CMBS were $9.7 billion and $10.8 billion at estimated fair value at December 31, 2010 and 2009, respectively. The Company had no exposure to CMBS index securities at December 31, 2010 or 2009. The Company held commercial real estate collateralized debt obligations securities of $36 million and $39 million at estimated fair value at December 31, 2010 and 2009, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the Company's holdings of CMBS by rating agency designation and by vintage year at:

                                                                  DECEMBER 31, 2010
                   ---------------------------------------------------------------------------------------------------------------
                                                                                                                    BELOW
                                                                                                                  INVESTMENT
                            AAA                   AA                     A                    BAA                   GRADE
                   --------------------  --------------------  --------------------  --------------------  -----------------------
                              ESTIMATED             ESTIMATED             ESTIMATED             ESTIMATED                ESTIMATED
                   AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED        FAIR
                      COST      VALUE       COST      VALUE       COST      VALUE       COST      VALUE       COST         VALUE
                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------     ---------
                                                                              (IN MILLIONS)
2003 & Prior.....    $3,585     $3,736      $183       $185       $122       $119       $ 29       $ 27       $  7          $  6
2004.............     1,345      1,451        68         67         34         30          8          8         70            49
2005.............     1,867      2,003        38         32         48         41         36         25         --            --
2006.............       968      1,031        75         74         19         19         36         35         71            61
2007.............       479        448       224        176         16         15         63         53         10            10
2008 to 2010.....        --         --        --         --         --         --         --         --         --            --
                     ------     ------      ----       ----       ----       ----       ----       ----       ----          ----
  Total..........    $8,244     $8,669      $588       $534       $239       $224       $172       $148       $158          $126
                     ======     ======      ====       ====       ====       ====       ====       ====       ====          ====
Ratings
  Distribution...                 89.4%                 5.5%                  2.3%                  1.5%                     1.3%
                                ======                 ====                  ====                  ====                     ====

                     DECEMBER 31, 2010
                   --------------------
                           TOTAL
                   --------------------
                              ESTIMATED
                   AMORTIZED     FAIR
                      COST      VALUE
                   ---------  ---------
2003 & Prior.....    $3,926     $4,073
2004.............     1,525      1,605
2005.............     1,989      2,101
2006.............     1,169      1,220
2007.............       792        702
2008 to 2010.....        --         --
                     ------     ------
  Total..........    $9,401     $9,701
                     ======     ======
Ratings
  Distribution...                100.0%
                                ======



     The December 31, 2010 table reflects rating agency designations assigned by nationally recognized rating agencies including Moody's, S&P, Fitch and Realpoint, LLC.

                                                                  DECEMBER 31, 2009
                   ---------------------------------------------------------------------------------------------------------------
                                                                                                                    BELOW
                                                                                                                  INVESTMENT
                            AAA                   AA                     A                    BAA                   GRADE
                   --------------------  --------------------  --------------------  --------------------  -----------------------
                              ESTIMATED             ESTIMATED             ESTIMATED             ESTIMATED                ESTIMATED
                   AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED        FAIR
                      COST      VALUE       COST      VALUE       COST      VALUE       COST      VALUE       COST         VALUE
                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------     ---------
                                                                              (IN MILLIONS)
2003 & Prior.....    $4,421     $4,480      $331       $308       $132       $113       $ 22       $ 18       $ --          $ --
2004.............     1,633      1,645       108         91         70         43         20         15         58            45
2005.............     2,138      2,064       125         94         33         28         35         21         21            19
2006.............       705        656        97         84        332        284        149        106         96            37
2007.............       410        294         7          6        247        189        193        124         10             7
2008 to 2009.....        --         --        --         --         --         --         --         --         --            --
                     ------     ------      ----       ----       ----       ----       ----       ----       ----          ----
  Total..........    $9,307     $9,139      $668       $583       $814       $657       $419       $284       $185          $108
                     ======     ======      ====       ====       ====       ====       ====       ====       ====          ====
Ratings
  Distribution...                 84.9%                 5.4%                  6.1%                  2.6%                     1.0%
                                ======                 ====                  ====                  ====                     ====

                     DECEMBER 31, 2009
                   --------------------
                           TOTAL
                   --------------------
                              ESTIMATED
                   AMORTIZED     FAIR
                      COST      VALUE
                   ---------  ---------
2003 & Prior.....   $ 4,906    $ 4,919
2004.............     1,889      1,839
2005.............     2,352      2,226
2006.............     1,379      1,167
2007.............       867        620
2008 to 2009.....        --         --
                    -------    -------
  Total..........   $11,393    $10,771
                    =======    =======
Ratings
  Distribution...                100.0%
                               =======



     The December 31, 2009 table reflects rating agency designations assigned by nationally recognized rating agencies including Moody's, S&P and Fitch.

     The NAIC rating distribution of the Company's holdings of CMBS was as follows at:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
NAIC 1.............................................................  96.8%  96.3%
NAIC 2.............................................................   2.8%   0.1%
NAIC 3.............................................................   0.3%   2.7%
NAIC 4.............................................................   0.1%   0.9%


     Concentrations of Credit Risk (Fixed Maturity Securities) -- ABS. The Company's holdings in ABS were $7.2 billion at estimated fair value at both December 31, 2010 and 2009. The Company's ABS are diversified both by collateral type and by issuer.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the collateral type and certain other information about ABS held by the Company at:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2010                2009
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                (IN MILLIONS)
By collateral type:
  Credit card loans...............................    $3,259     45.2%    $3,706     51.7%
  Student loans...................................     1,028     14.2        882     12.3
  RMBS backed by sub-prime mortgage loans.........       775     10.7        710      9.9
  Automobile loans................................       353      4.9        619      8.6
  Other loans.....................................     1,803     25.0      1,254     17.5
                                                      ------    -----     ------    -----
       Total......................................    $7,218    100.0%    $7,171    100.0%
                                                      ======    =====     ======    =====
Portion rated Aaa/AAA.............................    $5,000     69.3%    $4,947     69.0%
                                                      ======    =====     ======    =====
Portion rated NAIC 1..............................    $6,436     89.2%    $6,155     85.8%
                                                      ======    =====     ======    =====



     The Company had ABS supported by sub-prime mortgage loans with estimated fair values of $775 million and $710 million and unrealized losses of $217 million and $381 million at December 31, 2010 and 2009, respectively. Approximately 49% of this portfolio was rated Aa or better, of which 82% was in vintage year 2005 and prior at December 31, 2010. Approximately 59% of this portfolio was rated Aa or better, of which 88% was in vintage year 2005 and prior at December 31, 2009. These older vintages from 2005 and prior benefit from better underwriting, improved enhancement levels and higher residential property price appreciation. Approximately 62% and 67% of this portfolio was rated NAIC 2 or better at December 31, 2010 and 2009, respectively.

     Concentrations of Credit Risk (Equity Securities). The Company was not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's equity or 1% of total investments at December 31, 2010 and 2009.

     Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                                DECEMBER 31,
                                               ---------------------------------------------
                                                        2010                    2009
                                               ---------------------   ---------------------
                                                           ESTIMATED               ESTIMATED
                                               AMORTIZED      FAIR     AMORTIZED      FAIR
                                                  COST       VALUE        COST       VALUE
                                               ---------   ---------   ---------   ---------
                                                               (IN MILLIONS)
Due in one year or less......................   $  3,974    $  4,052    $  3,927    $  3,987
Due after one year through five years........     25,910      27,017      22,001      22,733
Due after five years through ten years.......     31,060      33,543      25,114      25,974
Due after ten years..........................     46,301      48,100      43,302      43,028
                                                --------    --------    --------    --------
  Subtotal...................................    107,245     112,712      94,344      95,722
RMBS, CMBS and ABS...........................     46,463      46,823      51,095      48,927
                                                --------    --------    --------    --------
     Total fixed maturity securities.........   $153,708    $159,535    $145,439    $144,649
                                                ========    ========    ========    ========


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

  EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, equity securities and perpetual hybrid securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired. As described more fully in Note 1, effective April 1, 2009, the Company adopted OTTI guidance that amends the methodology for determining for fixed maturity securities whether an OTTI exists, and for certain fixed maturity securities, changes how the amount of the OTTI loss that is charged to earnings is determined. There was no change in the OTTI methodology for equity securities.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                             --------------------------
                                                               2010     2009     2008
                                                             -------   -----   --------
                                                                    (IN MILLIONS)
Fixed maturity securities..................................  $ 6,189   $(216)  $(13,199)
Fixed maturity securities with noncredit OTTI losses in
  accumulated other comprehensive income (loss)............     (419)   (574)        --
                                                             -------   -----   --------
  Total fixed maturity securities..........................    5,770    (790)   (13,199)
Equity securities..........................................      (66)    (75)      (633)
Derivatives................................................       90    (156)        14
Short-term investments.....................................      (13)    (23)        --
Other......................................................       48      52         56
                                                             -------   -----   --------
     Subtotal..............................................    5,829    (992)   (13,762)
                                                             -------   -----   --------
Amounts allocated from:
  Insurance liability loss recognition.....................     (426)     --         (1)
  DAC and VOBA related to noncredit OTTI losses recognized
     in accumulated other comprehensive income (loss)......       27      49         --
  DAC and VOBA.............................................     (999)      6      2,000
  Policyholder dividend obligation.........................     (876)     --         --
                                                             -------   -----   --------
     Subtotal..............................................   (2,274)     55      1,999
Deferred income tax benefit (expense) related to noncredit
  OTTI losses recognized in accumulated other comprehensive
  income (loss)............................................      138     184         --
Deferred income tax benefit (expense)......................   (1,382)    142      4,062
                                                             -------   -----   --------
Net unrealized investment gains (losses)...................    2,311    (611)    (7,701)
Net unrealized investment gains (losses) attributable to
  noncontrolling interests.................................       (1)      5         --
                                                             -------   -----   --------
Net unrealized investment gains (losses) attributable to
  Metropolitan Life Insurance Company......................  $ 2,310   $(606)  $ (7,701)
                                                             =======   =====   ========



     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss), as presented above of ($419) million at December 31, 2010, includes ($574) million recognized prior to January 1,

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010, ($150) million (($148) million, net of DAC) of noncredit OTTI losses recognized in the year ended December 31, 2010, $87 million related to securities sold during the year ended December 31, 2010 for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income
(loss) and $218 million of subsequent increases in estimated fair value during the year ended December 31, 2010 on such securities for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income (loss).

     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss), as presented above of ($574) million at December 31, 2009, includes ($59) million related to the transition adjustment recorded in 2009 upon the adoption of guidance on the recognition and presentation of OTTI, ($623) million (($566) million, net of DAC) of noncredit OTTI losses recognized in the year ended December 31, 2009 (as more fully described in Note
1), $8 million related to securities sold during the year ended December 31, 2009 for which a noncredit OTTI loss was previously recognized in accumulated comprehensive income (loss) and $100 million of subsequent increases in estimated fair value during the year ended December 31, 2009 on such securities for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income (loss).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The changes in net unrealized investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                             --------------------------
                                                               2010     2009     2008
                                                             -------  -------  --------
                                                                      (IN MILLIONS)
Balance, beginning of period...............................  $  (606) $(7,701) $  1,342
Cumulative effect of change in accounting principles, net
  of income tax............................................       10      (36)       --
Fixed maturity securities on which noncredit OTTI losses
  have been recognized.....................................      155     (515)       --
Unrealized investment gains (losses) during the year.......    6,650   13,344   (17,624)
Unrealized investment losses of subsidiary at the date of
  dividend of interests....................................       --       --       106
Unrealized investment gains (losses) relating to:
  Insurance liability gain (loss) recognition..............     (426)       1       365
  DAC and VOBA on which noncredit OTTI losses recognized in
     other comprehensive income (loss).....................      (22)      45        --
  DAC and VOBA.............................................   (1,005)  (1,994)    2,438
  DAC and VOBA of subsidiary at date of dividend of
     interests.............................................       --       --       (18)
  Policyholder dividend obligation.........................     (876)      --       789
  Deferred income tax benefit (expense) related to
     noncredit OTTI losses recognized in other accumulated
     comprehensive income (loss)...........................      (46)     165        --
  Deferred income tax benefit (expense)....................   (1,518)  (3,920)    4,797
  Deferred income tax benefit (expense) of subsidiary at
     the date of dividend of interests.....................       --       --       (46)
                                                             -------  -------  --------
Net unrealized investment gains (losses)...................    2,316     (611)   (7,851)
Net unrealized investment gains (losses) attributable to
  noncontrolling interests.................................       (6)       5        --
Net unrealized investment gains (losses) attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests....................................       --       --       150
                                                             -------  -------  --------
Balance, end of period.....................................  $ 2,310  $  (606) $ (7,701)
                                                             =======  =======  ========
Change in net unrealized investment gains (losses).........  $ 2,922  $ 7,090  $ (9,193)
Change in net unrealized investment gains (losses)
  attributable to noncontrolling interests.................       (6)       5        --
Change in net unrealized investment gains (losses)
  attributable to noncontrolling interests of
     subsidiary at date of dividend of interests...........       --       --       150
                                                             -------  -------  --------
Change in net unrealized investment gains (losses)
  attributable to Metropolitan Life Insurance Company......  $ 2,916  $ 7,095  $ (9,043)
                                                             =======  =======  ========



  CONTINUOUS GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                   DECEMBER 31, 2010
                                          -------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                           LESS THAN 12 MONTHS       THAN 12 MONTHS             TOTAL
                                          ---------------------  ---------------------  ---------------------
                                          ESTIMATED     GROSS    ESTIMATED     GROSS    ESTIMATED     GROSS
                                             FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                            VALUE       LOSS       VALUE       LOSS       VALUE       LOSS
                                          ---------  ----------  ---------  ----------  ---------  ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...............   $ 5,997      $197      $ 5,234     $  762     $11,231     $  959
Foreign corporate securities............     3,692       125        2,662        367       6,354        492
RMBS....................................     3,949       120        4,537        768       8,486        888
U.S. Treasury, agency and government
  guaranteed securities.................     8,553       367           --         --       8,553        367
CMBS....................................       236         2          965        182       1,201        184
ABS.....................................     1,015        18        1,810        437       2,825        455
State and political subdivision
  securities............................     2,412       117          234         78       2,646        195
Foreign government securities...........       231         7           94         11         325         18
                                           -------      ----      -------     ------     -------     ------
  Total fixed maturity securities.......   $26,085      $953      $15,536     $2,605     $41,621     $3,558
                                           =======      ====      =======     ======     =======     ======
EQUITY SECURITIES:
Common stock............................   $    29      $  7      $    --     $   --     $    29     $    7
Non-redeemable preferred stock..........        52         3          558        161         610        164
                                           -------      ----      -------     ------     -------     ------
  Total equity securities...............   $    81      $ 10      $   558     $  161     $   639     $  171
                                           =======      ====      =======     ======     =======     ======
Total number of securities in an
  unrealized loss position..............     1,405                  1,151
                                           =======                =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                   DECEMBER 31, 2009
                                          -------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                           LESS THAN 12 MONTHS       THAN 12 MONTHS             TOTAL
                                          ---------------------  ---------------------  ---------------------
                                          ESTIMATED     GROSS    ESTIMATED     GROSS    ESTIMATED     GROSS
                                             FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                            VALUE       LOSS       VALUE       LOSS       VALUE       LOSS
                                          ---------  ----------  ---------  ----------  ---------  ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...............   $ 5,592     $  270     $11,119     $1,491     $16,711     $1,761
Foreign corporate securities............     2,442         77       5,047        762       7,489        839
RMBS....................................     4,703         80       6,534      1,644      11,237      1,724
U.S. Treasury, agency and government
  guaranteed securities.................     9,089        678          --         --       9,089        678
CMBS....................................     1,291         15       3,865        731       5,156        746
ABS.....................................       826         73       3,454        750       4,280        823
State and political subdivision
  securities............................     1,236         64         272         82       1,508        146
Foreign government securities...........       171          9         171         38         342         47
                                           -------     ------     -------     ------     -------     ------
  Total fixed maturity securities.......   $25,350     $1,266     $30,462     $5,498     $55,812     $6,764
                                           =======     ======     =======     ======     =======     ======
EQUITY SECURITIES:
Common stock............................   $    49     $    4     $     2     $   --     $    51     $    4
Non-redeemable preferred stock..........        46         29         628        154         674        183
                                           -------     ------     -------     ------     -------     ------
  Total equity securities...............   $    95     $   33     $   630     $  154     $   725     $  187
                                           =======     ======     =======     ======     =======     ======
Total number of securities in an
  unrealized loss position..............     1,365                  2,073
                                           =======                =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized loss as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                 DECEMBER 31, 2010
                                          --------------------------------------------------------------
                                            COST OR AMORTIZED     GROSS UNREALIZED         NUMBER OF
                                                  COST                  LOSS              SECURITIES
                                          --------------------   ------------------   ------------------
                                          LESS THAN     20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%         MORE       20%       MORE       20%       MORE
                                          ---------     ------   ---------   ------   ---------   ------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months....................   $25,867      $  811     $  843    $  216     1,287        65
Six months or greater but less than nine
  months................................       696         275         19        75        51        24
Nine months or greater but less than
  twelve months.........................       271          35         22         8        29         6
Twelve months or greater................    13,525       3,699      1,158     1,217       823       226
                                           -------      ------     ------    ------
  Total.................................   $40,359      $4,820     $2,042    $1,516
                                           =======      ======     ======    ======
Percentage of amortized cost............                                5%       31%
                                                                   ======    ======
EQUITY SECURITIES:
Less than six months....................   $    52      $   59     $    2    $   13        23        11
Six months or greater but less than nine
  months................................        29          28          5         6         3         2
Nine months or greater but less than
  twelve months.........................        --          40         --        14         2         2
Twelve months or greater................       309         293         32        99        22        13
                                           -------      ------     ------    ------
  Total.................................   $   390      $  420     $   39    $  132
                                           =======      ======     ======    ======
Percentage of cost......................                               10%       31%
                                                                   ======    ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                DECEMBER 31, 2009
                                         ---------------------------------------------------------------
                                           COST OR AMORTIZED      GROSS UNREALIZED         NUMBER OF
                                                  COST                  LOSS              SECURITIES
                                         ---------------------   ------------------   ------------------
                                         LESS THAN      20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                            20%          MORE       20%       MORE       20%       MORE
                                         ---------     -------   ---------   ------   ---------   ------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months...................   $22,545      $ 1,574     $  657    $  414     1,057       115
Six months or greater but less than
  nine months..........................     2,813          317        352        85        75        30
Nine months or greater but less than
  twelve months........................       713        1,161         67       356        37        55
Twelve months or greater...............    25,337        8,116      1,972     2,861     1,417       486
                                          -------      -------     ------    ------
  Total................................   $51,408      $11,168     $3,048    $3,716
                                          =======      =======     ======    ======
Percentage of amortized cost...........                                 6%       33%
                                                                   ======    ======
EQUITY SECURITIES:
Less than six months...................   $    60      $    54     $    4    $   12       166         7
Six months or greater but less than
  nine months..........................        --           --         --        --         3        --
Nine months or greater but less than
  twelve months........................         3           69         --        29         4         5
Twelve months or greater...............       389          337         47        95        30        20
                                          -------      -------     ------    ------
  Total................................   $   452      $   460     $   51    $  136
                                          =======      =======     ======    ======
Percentage of cost.....................                                11%       30%
                                                                   ======    ======



     Equity securities with a gross unrealized loss of 20% or more for twelve months or greater increased from $95 million at December 31, 2009 to $99 million at December 31, 2010. As shown in the section "-- Evaluating Temporarily Impaired Available-for-Sale Securities" below, all of the $99 million of equity securities with a gross unrealized loss of 20% or more for twelve months or greater at December 31, 2010 were financial services industry investment grade non-redeemable preferred stock, of which 82% were rated A or better.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CONCENTRATION OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The Company's gross unrealized losses related to its fixed maturity and equity securities, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss) of $3.7 billion and $7.0 billion at December 31, 2010 and 2009, respectively, were concentrated, calculated as a percentage of gross unrealized loss and OTTI loss, by sector and industry as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
SECTOR:
  U.S. corporate securities........................................    26%    25%
  RMBS.............................................................    24     25
  Foreign corporate securities.....................................    13     12
  ABS..............................................................    12     12
  U.S. Treasury, agency and government guaranteed securities.......    10     10
  CMBS.............................................................     5     11
  State and political subdivision securities.......................     5      2
  Other............................................................     5      3
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===
INDUSTRY:
  Mortgage-backed..................................................    29%    36%
  Finance..........................................................    21     23
  Asset-backed.....................................................    12     12
  U.S. Treasury, agency and government guaranteed securities.......    10     10
  Utility..........................................................     6      4
  State and political subdivision securities.......................     5      2
  Consumer.........................................................     4      4
  Communications...................................................     2      2
  Industrial.......................................................     2      1
  Other............................................................     9      6
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

     The following table presents the Company's fixed maturity and equity securities, each with a gross unrealized loss of greater than $10 million, the number of securities, total gross unrealized loss and percentage of total gross unrealized loss at:

                                                                   DECEMBER 31,
                                            ---------------------------------------------------------
                                                        2010                          2009
                                            ---------------------------   ---------------------------
                                            FIXED MATURITY     EQUITY     FIXED MATURITY     EQUITY
                                              SECURITIES     SECURITIES     SECURITIES     SECURITIES
                                            --------------   ----------   --------------   ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Number of securities......................          67             5             145             5
Total gross unrealized loss...............      $1,179           $75          $2,796           $70
Percentage of total gross unrealized
  loss....................................          33%           44%             41%           37%


     Fixed maturity and equity securities, each with a gross unrealized loss greater than $10 million, decreased $1.6 billion during the year ended December 31, 2010. The cause of the decline in, or improvement in, gross unrealized losses for the year ended December 31, 2010, was primarily attributable to a decrease in interest rates and narrowing of credit spreads. These securities were included in the Company's OTTI review process. Based upon the Company's current evaluation of these securities and other available-for-sale securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

     In the Company's impairment review process, the duration and severity of an unrealized loss position for equity securities is given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration is given by the Company to a decline in market value and the likelihood such market value decline will recover.

     The following table presents certain information about the Company's equity securities available-for-sale with a gross unrealized loss of 20% or more at December 31, 2010:

                                                                   NON-REDEEMABLE PREFERRED STOCK
                                          -------------------------------------------------------------------------------
                                            ALL TYPES OF
                                           NON-REDEEMABLE
                                           PREFERRED STOCK                         INVESTMENT GRADE
                              ALL EQUITY  ----------------  -------------------------------------------------------------
                              SECURITIES             % OF          ALL INDUSTRIES           FINANCIAL SERVICES INDUSTRY
                              ----------   GROSS     ALL    ---------------------------  --------------------------------
                                 GROSS    UNREAL-   EQUITY     GROSS        % OF ALL        GROSS                   % A
                              UNREALIZED    IZED   SECURI-  UNREALIZED   NON-REDEEMABLE  UNREALIZED   % OF ALL   RATED OR
                                 LOSS       LOSS     TIES      LOSS     PREFERRED STOCK     LOSS     INDUSTRIES   BETTER
                              ----------  -------  -------  ----------  ---------------  ----------  ----------  --------
                                                                   (IN MILLIONS)
Less than six months........     $ 13       $ 11      85%      $  7            64%          $  7         100%       100%
Six months or greater but
  less than twelve months...       20         20     100%        20           100%            20         100%        65%
Twelve months or greater....       99         99     100%        99           100%            99         100%        82%
                                 ----       ----               ----                         ----
All equity securities with a
  gross unrealized loss of
  20% or more...............     $132       $130      98%      $126            97%          $126         100%        80%
                                 ====       ====               ====                         ====



     In connection with the equity securities impairment review process, the Company evaluated its holdings in non-redeemable preferred stock, particularly those companies in the financial services industry. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred stock with a severe or an extended unrealized loss. The

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company also considered whether any issuers of non-redeemable preferred stock with an unrealized loss held by the Company, regardless of credit rating, have deferred any dividend payments. No such dividend payments had been deferred.

     With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of less than 20% in an extended unrealized loss position (i.e., 12 months or greater).

     Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit rating, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals and any of the above factors deteriorate, additional OTTIs may be incurred in upcoming quarters.

  NET INVESTMENT GAINS (LOSSES)

     See "-- Evaluating Available-for-Sale Securities for Other-Than-Temporary Impairment" for a discussion of changes in guidance adopted April 1, 2009 that impacted how fixed maturity security OTTI losses that are charged to earnings are measured.

     The components of net investment gains (losses) were as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           -------------------------
                                                            2010     2009      2008
                                                           -----   -------   -------
                                                                 (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
  Total OTTI losses recognized...........................  $(510)  $(1,521)  $  (787)
  Less: Noncredit portion of OTTI losses transferred to
     and recognized in other comprehensive income
     (loss)..............................................    150       623        --
                                                           -----   -------   -------
  Net OTTI losses on fixed maturity securities recognized
     in earnings.........................................   (360)     (898)     (787)
  Fixed maturity securities -- net gains (losses) on
     sales and disposals.................................    129        (7)     (275)
                                                           -----   -------   -------
     Total losses on fixed maturity securities...........   (231)     (905)   (1,062)
Other net investment gains (losses):
  Equity securities......................................     70      (255)      (90)
  Mortgage loans.........................................     59      (373)      (88)
  Real estate and real estate joint ventures.............    (33)     (100)      (18)
  Other limited partnership interests....................     (5)     (284)     (131)
  Other investment portfolio gains (losses)..............     36       (38)      146
                                                           -----   -------   -------
     Subtotal -- investment portfolio gains (losses).....   (104)   (1,955)   (1,243)
FVO consolidated securitization entities:
  Securities.............................................    (78)       --        --
  Long term debt -- related to securities................     48        --        --
  Other gains (losses)...................................    (36)      288      (286)
                                                           -----   -------   -------
     Subtotal FVO consolidated securitization entities
       and other gains (losses)..........................    (66)      288      (286)
                                                           -----   -------   -------
       Total net investment gains (losses)...............  $(170)  $(1,667)  $(1,529)
                                                           =====   =======   =======



     See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to internal asset transfers included in the table above.

     Gains (losses) from foreign currency transactions included within net investment gains (losses) were $18 million, $317 million and ($184) million for the years ended December 31, 2010, 2009 and 2008, respectively.

     Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                                YEARS ENDED DECEMBER
                                 YEARS ENDED DECEMBER 31,               31,                 YEARS ENDED DECEMBER 31,
                               ---------------------------    -----------------------    -----------------------------
                                 2010      2009      2008     2010     2009     2008       2010       2009       2008
                               -------   -------   -------    ----    -----    ------    -------    -------    -------
                                FIXED MATURITY SECURITIES        EQUITY SECURITIES                   TOTAL
                               ---------------------------    -----------------------    -----------------------------
                                                              (IN MILLIONS)
Proceeds.....................  $30,817   $24,900   $42,785    $429    $ 658    $1,888    $31,246    $25,558    $44,673
                               =======   =======   =======    ====    =====    ======    =======    =======    =======
Gross investment gains.......  $   544   $   685   $   631    $ 88    $ 118    $  412    $   632    $   803    $ 1,043
                               -------   -------   -------    ----    -----    ------    -------    -------    -------
Gross investment losses......     (415)     (692)     (906)    (11)     (90)     (223)      (426)      (782)    (1,129)
                               -------   -------   -------    ----    -----    ------    -------    -------    -------
Total OTTI losses recognized
  in earnings: Credit-
  related....................     (334)     (632)     (668)     --       --        --       (334)      (632)      (668)
  Other (1)..................      (26)     (266)     (119)     (7)    (283)     (279)       (33)      (549)      (398)
                               -------   -------   -------    ----    -----    ------    -------    -------    -------
     Total OTTI losses
       recognized in
       earnings..............     (360)     (898)     (787)     (7)    (283)     (279)      (367)    (1,181)    (1,066)
                               -------   -------   -------    ----    -----    ------    -------    -------    -------
Net investment gains
  (losses)...................  $  (231)  $  (905)  $(1,062)   $ 70    $(255)   $  (90)   $  (161)   $(1,160)   $(1,152)
                               =======   =======   =======    ====    =====    ======    =======    =======    =======



--------

   (1) Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

     Fixed maturity security OTTI losses recognized in earnings related to the following sectors and industries within the U.S. and foreign corporate securities sector:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2010     2009     2008
                                                             ----     ----     ----
                                                                  (IN MILLIONS)
Sector:
U.S. and foreign corporate securities -- by industry:
  Finance..................................................  $117     $284     $361
  Consumer.................................................    20      127       71
  Communications...........................................    10      130      109
  Utility..................................................     1       81        5
  Industrial...............................................    --        9       26
  Other industries.........................................    --       27      144
                                                             ----     ----     ----
     Total U.S. and foreign corporate securities...........   148      658      716
  ABS......................................................    85       95       61
  RMBS.....................................................    68      127       --
  CMBS.....................................................    59       18       --
  Foreign government securities............................    --       --       10
                                                             ----     ----     ----
     Total.................................................  $360     $898     $787
                                                             ====     ====     ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Equity security OTTI losses recognized in earnings related to the following sectors and industries:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Sector:
  Common stock............................................   $ 4      $ 55      $ 82
  Non-redeemable preferred stock..........................     3       228       197
                                                             ---      ----      ----
          Total...........................................   $ 7      $283      $279
                                                             ===      ====      ====
Industry:
  Financial services industry:
     Perpetual hybrid securities..........................   $ 3      $228      $ 38
     Common and remaining non-redeemable preferred stock..    --        25       180
                                                             ---      ----      ----
       Total financial services industry..................     3       253       218
  Other industries........................................     4        30        61
                                                             ---      ----      ----
          Total...........................................   $ 7      $283      $279
                                                             ===      ====      ====



  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

     The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held by the Company at the respective time period, for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2010           2009
                                                              -----           ----
                                                                  (IN MILLIONS)
Balance, at January 1,......................................  $ 303           $ --
Credit loss component of OTTI loss not reclassified to other comprehensive income (loss) in the cumulative effect
  transition adjustment.....................................     --            110
Additions:
  Initial impairments -- credit loss OTTI recognized on
     securities not previously impaired.....................     91            188
  Additional impairments -- credit loss OTTI recognized on
     securities previously impaired.........................     91             36
Reductions:
  Due to sales (maturities, pay downs or prepayments) during the period of securities previously credit loss OTTI
     impaired...............................................   (149)           (30)
  Due to securities impaired to net present value of
     expected future cash flows.............................     (1)            --
  Due to increases in cash flows -- accretion of previous
     credit loss OTTI.......................................     (5)            (1)
                                                              -----           ----
Balance, at December 31,....................................  $ 330           $303
                                                              =====           ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                         ---------------------------
                                                           2010      2009      2008
                                                         -------   -------   -------
                                                                (IN MILLIONS)
Investment income:
Fixed maturity securities..............................  $ 8,147   $ 7,799   $ 8,830
Equity securities......................................       89       126       174
Trading and other securities -- Actively Traded
  Securities and FVO general account securities........       72       116       (21)
Mortgage loans.........................................    2,258     2,236     2,387
Policy loans...........................................      515       504       475
Real estate and real estate joint ventures.............      396      (137)      499
Other limited partnership interests....................      684       147       (92)
Cash, cash equivalents and short-term investments......       15        27       134
International joint ventures...........................       14         7        (1)
Other..................................................      111       104       202
                                                         -------   -------   -------
  Subtotal.............................................   12,301    10,929    12,587
Less: Investment expenses..............................      711       740     1,473
                                                         -------   -------   -------
  Subtotal, net........................................   11,590    10,189    11,114
                                                         -------   -------   -------
FVO consolidated securitization entities:
  Securities...........................................       15        --        --
                                                         -------   -------   -------
     Net investment income.............................  $11,605   $10,189   $11,114
                                                         =======   =======   =======



     Affiliated investment income included in the table above was $78 million, $44 million and $29 million related to fixed maturity securities for the years ended December 31, 2010, 2009 and 2008, respectively. Affiliated investment income related to short-term investments included in the table above was less than $1 million for each of the years ended December 31, 2010 and 2009, and was $2 million for the year ended December 31, 2008. The Company provides investment administrative services to certain affiliates. Investment administrative service costs charged to these affiliates, which reduced investment expenses in the table above, were $107 million, $87 million and $67 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

     See "-- Related Party Investment Transactions" for discussion of additional affiliated net investment income related to short-term investments included in the table above.

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, primarily brokerage firms and commercial banks. The Company generally obtains collateral, generally cash, in an amount equal to 102% of the estimated fair value of the securities loaned, which is obtained at the inception of a loan and maintained at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or repledged by the transferee. The Company is liable to return to its counterparties the cash collateral under its

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


control. These transactions are treated as financing arrangements and the associated liability is recorded at the amount of the cash received.

     Elements of the securities lending programs are presented below at:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2010      2009
                                                                -------   -------
                                                                  (IN MILLIONS)
Securities on loan:
  Amortized cost..............................................  $15,274   $13,468
  Estimated fair value........................................  $15,682   $13,523
Aging of cash collateral liability:
  Open (1)....................................................  $ 1,262   $ 1,611
  Less than thirty days.......................................    8,213     9,810
  Thirty days or greater but less than sixty days.............    3,005     1,684
  Sixty days or greater but less than ninety days.............    1,683        41
  Ninety days or greater......................................    1,818       734
                                                                -------   -------
     Total cash collateral liability..........................  $15,981   $13,880
                                                                =======   =======
Security collateral on deposit from counterparties............  $    --   $     6
                                                                =======   =======
Reinvestment portfolio -- estimated fair value................  $15,789   $13,373
                                                                =======   =======



--------

   (1) Open -- meaning that the related loaned security could be returned to the Company on the next business day requiring the Company to immediately return the cash collateral.

     The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2010 was $1,238 million, of which $985 million were U.S. Treasury, agency and government guaranteed securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan were primarily U.S. Treasury, agency and government guaranteed securities, and very liquid RMBS. The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including RMBS, U.S. corporate, U.S. Treasury, agency and government guaranteed, ABS, foreign corporate and CMBS).

     Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements. Separately, the Company had $49 million and $46 million, at estimated fair value, of cash and security collateral on deposit from a counterparty to secure its interest in a pooled investment that is held by a third-party trustee, as custodian, at December 31, 2010 and 2009, respectively. This pooled investment is included within fixed maturity securities and had an estimated fair value of $49 million and $51 million at December 31, 2010 and 2009, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

     The invested assets on deposit and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity, equity, trading and other securities and at carrying value for mortgage loans.

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2010      2009
                                                                -------   -------
                                                                  (IN MILLIONS)
Invested assets on deposit:
  Regulatory agencies (1).....................................  $ 1,491   $ 1,296
Invested assets pledged as collateral:
  Funding agreements -- FHLB of NY (2)........................   14,204    15,084
  Funding agreements -- Farmer Mac (3)........................    2,928     2,871
  Derivative transactions (4).................................      141       290
  Short sale agreements (5)...................................      465       496
                                                                -------   -------
     Total invested assets on deposit and pledged as
       collateral.............................................  $19,229   $20,037
                                                                =======   =======



--------

   (1) The Company has investment assets on deposit with regulatory agencies consisting primarily of cash and cash equivalents, short-term investments, fixed maturity securities and equity securities.

   (2) The Company has pledged fixed maturity securities in support of its funding agreements with the Federal Home Loan Bank of New York ("FHLB of NY"). The nature of these FHLB of NY arrangements is described in Note 8.

   (3) The Company has pledged certain agricultural mortgage loans in connection with funding agreements issued to certain SPEs that have issued securities guaranteed by the Federal Agricultural Mortgage Corporation ("Farmer Mac"). The nature of these Farmer Mac arrangements is described in Note 8.

   (4) Certain of the Company's invested assets are pledged as collateral for various derivative transactions as described in Note 3.

   (5) Certain of the Company's Actively Traded Securities and cash and cash equivalents are pledged to secure liabilities associated with short sale agreements in the Actively Traded Securities portfolio.

     See also "-- Securities Lending" for the amount of the Company's cash received from and due back to counterparties pursuant to the Company's securities lending program. See "-- Variable Interest Entities" for assets of certain CSEs that can only be used to settle liabilities of such entities.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  TRADING AND OTHER SECURITIES

     The tables below present certain information about the Company's trading securities and other securities for which the FVO has been elected:

                                                                   DECEMBER 31,
                                                                   ------------
                                                                   2010    2009
                                                                   ----   -----
                                                                        (IN
                                                                     MILLIONS)
Actively Traded Securities.......................................  $463   $ 420
FVO general account securities...................................    71      51
FVO securities held by consolidated securitization entities......   201      --
                                                                   ----   -----
  Total trading and other securities -- at estimated fair value..  $735   $ 471
                                                                   ====   =====
Actively Traded Securities -- at estimated fair value............  $463   $ 420
Short sale agreement liabilities -- at estimated fair value......   (46)   (106)
                                                                   ----   -----
Net long/short position -- at estimated fair value...............  $417   $ 314
                                                                   ====   =====
Investments pledged to secure short sale agreement liabilities...  $465   $ 496
                                                                   ====   =====




                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                              ----------------------
                                                              2010     2009     2008
                                                              ----     ----     ----
                                                                   (IN MILLIONS)
Actively Traded Securities:
  Net investment income.....................................  $ 54      $98     $(13)
  Changes in estimated fair value included in net investment
     income.................................................  $ 12      $18     $ (2)
FVO general account securities:
  Net investment income.....................................  $ 18      $18     $ (8)
  Changes in estimated fair value included in net investment
     income.................................................  $ 18      $13     $(15)
FVO securities held by consolidated securitization entities:
  Net investment income.....................................  $ 15      $--     $ --
  Changes in estimated fair value included in net investment
     gains (losses).........................................  $(78)     $--     $ --


     See "-- Variable Interest Entities" for discussion of CSEs included in the tables above.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  MORTGAGE LOANS

     Mortgage loans are summarized as follows at:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2010               2009
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                  (IN MILLIONS)
Mortgage loans:
  Commercial mortgage loans........................   $31,080    74.6%   $30,426    74.9%
  Agricultural mortgage loans......................    11,108    26.7     10,787    26.6
  Residential mortgage loans.......................         1      --          1      --
                                                      -------   -----    -------   -----
     Subtotal mortgage loans.......................    42,189   101.3     41,214   101.5
  Valuation allowances.............................      (522)   (1.3)      (594)   (1.5)
                                                      -------   -----    -------   -----
Total mortgage loans, net..........................   $41,667   100.0%   $40,620   100.0%
                                                      =======   =====    =======   =====



     See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

     Concentration of Credit Risk -- The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce the risk of concentration. The Company's commercial and agricultural mortgage loans are collateralized by properties primarily located in the United States, at 91%, with the remaining 9% collateralized by properties located outside the United States. The carrying value of the Company's commercial and agricultural mortgage loans located in California, New York and Texas were 20%, 8% and 7%, respectively, of total mortgage loans at December 31, 2010. Additionally, the Company manages risk when originating commercial and agricultural mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate.

     Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgage loans were $283 million and $368 million at December 31, 2010 and 2009, respectively.

     The following tables present the recorded investment in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, at:

                                                                   DECEMBER 31,
                                     -----------------------------------------------------------------------
                                       2010      2009      2010      2009    2010   2009     2010      2009
                                     -------   -------   -------   -------   ----   ----   -------   -------
                                         COMMERCIAL         AGRICULTURAL     RESIDENTIAL         TOTAL
                                     -----------------   -----------------   -----------   -----------------
                                                                    (IN MILLIONS)
Mortgage loans:
  Evaluated individually for credit
     losses........................  $    96   $    58   $   147   $   191    $--    $--   $   243   $   249
  Evaluated collectively for credit
     losses........................   30,984    30,368    10,961    10,596      1      1    41,946    40,965
                                     -------   -------   -------   -------    ---    ---   -------   -------
     Total mortgage loans..........   31,080    30,426    11,108    10,787      1      1    42,189    41,214
                                     -------   -------   -------   -------    ---    ---   -------   -------
Valuation allowances:
  Specific credit losses...........       13        12        52        74     --     --        65        86
  Non-specifically identified
     credit losses.................      428       480        29        28     --     --       457       508
                                     -------   -------   -------   -------    ---    ---   -------   -------
     Total valuation allowances....      441       492        81       102     --     --       522       594
                                     -------   -------   -------   -------    ---    ---   -------   -------
Mortgage loans, net of valuation
  allowance........................  $30,639   $29,934   $11,027   $10,685    $ 1    $ 1   $41,667   $40,620
                                     =======   =======   =======   =======    ===    ===   =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the changes in the valuation allowance, by portfolio segment:

                                                       MORTGAGE LOAN VALUATION ALLOWANCES
                                                -----------------------------------------------
                                                COMMERCIAL   AGRICULTURAL   RESIDENTIAL   TOTAL
                                                ----------   ------------   -----------   -----
                                                                    (IN MILLIONS)
Balance at January 1, 2008....................     $156          $ 23           $ 2       $ 181
  Provision (release).........................      127            47            --         174
  Charge-offs, net of recoveries..............      (99)          (12)           --        (111)
                                                   ----          ----           ---       -----
Balance at December 31, 2008..................      184            58             2         244
  Provision (release).........................      325            69            --         394
  Charge-offs, net of recoveries..............      (17)          (25)           (2)        (44)
                                                   ----          ----           ---       -----
Balance at December 31, 2009..................      492           102            --         594
  Provision (release).........................      (39)           12            --         (27)
  Charge-offs, net of recoveries..............      (12)          (33)           --         (45)
                                                   ----          ----           ---       -----
Balance at December 31, 2010..................     $441          $ 81           $--       $ 522
                                                   ====          ====           ===       =====



     Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value: Presented below for commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                              DECEMBER 31, 2010
                            -------------------------------------------------------------------------------------
                                               RECORDED INVESTMENT
                            --------------------------------------------------------
                               DEBT SERVICE COVERAGE RATIOS
                            ---------------------------------                            ESTIMATED
                            > 1.20X   1.00X - 1.20X   < 1.00X    TOTAL    % OF TOTAL     FAIR VALUE    % OF TOTAL
                            -------   -------------   -------   -------   ----------   -------------   ----------
                                           (IN MILLIONS)                               (IN MILLIONS)
Loan-to-value ratios:
Less than 65%.............  $13,864       $  100       $  425   $14,389       46.3%       $15,203          47.5%
65% to 75%................    7,658          611          343     8,612       27.7          8,955          28.0
76% to 80%................    2,534          166          128     2,828        9.1          2,883           9.0
Greater than 80%..........    3,002        1,625          624     5,251       16.9          4,978          15.5
                            -------       ------       ------   -------      -----        -------         -----
  Total...................  $27,058       $2,502       $1,520   $31,080      100.0%       $32,019         100.0%
                            =======       ======       ======   =======      =====        =======         =====



     Agricultural and Residential Mortgage Loans -- by Credit Quality
Indicator: The recorded investment in agricultural and residential mortgage loans, prior to valuation allowances, by credit quality indicator, was at:

                                                                 DECEMBER 31, 2010
                          ----------------------------------------------------------------------------------------------
                             AGRICULTURAL MORTGAGE LOANS                                   RESIDENTIAL MORTGAGE LOANS
                          --------------------------------                              --------------------------------
                          RECORDED INVESTMENT   % OF TOTAL                              RECORDED INVESTMENT   % OF TOTAL
                          -------------------   ----------                              -------------------   ----------
                             (IN MILLIONS)                                                 (IN MILLIONS)
Loan-to-value ratios:                                        Performance indicators:
Less than 65%...........        $ 9,896             89.1%    Performing..............           $ 1              100.0%
65% to 75%..............            829              7.5     Nonperforming...........            --                 --
                                                                                                ---              -----
76% to 80%..............             48              0.4       Total.................           $ 1              100.0%
                                                                                                ===              =====
Greater than 80%........            335              3.0
                                -------            -----
  Total.................        $11,108            100.0%
                                =======            =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Past Due and Interest Accrual Status of Mortgage Loans. The Company has a high quality, well performing, mortgage loan portfolio with approximately 99% of all mortgage loans classified as performing.

     Past Due. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days past due; agricultural mortgage loans -- 90 days past due; and residential mortgage loans -- 60 days past due. The recorded investment in mortgage loans, prior to valuation allowances, past due according to these aging categories, was $51 million, $145 million and $0 for commercial, agricultural and residential mortgage loans, respectively, at December 31, 2010; and for all mortgage loans was $196 million and $120 million at December 31, 2010 and 2009, respectively.

     Accrual Status. Past Due 90 Days or More and Still Accruing Interest. The recorded investment in mortgage loans, prior to valuation allowances, that were past due 90 days or more and still accruing interest was $0, $9 million and $0 for commercial, agricultural and residential mortgage loans, respectively, at December 31, 2010; and for all mortgage loans, was $9 million and $1 million at December 31, 2010 and 2009, respectively.

     Accrual Status. Mortgage Loans in Nonaccrual Status. The recorded investment in mortgage loans, prior to valuation allowances, that were in nonaccrual status was $6 million, $166 million and $0 for commercial, agricultural and residential mortgage loans, respectively, at December 31, 2010; and for all mortgage loans, was $172 million and $119 million at December 31, 2010 and 2009, respectively.

     Impaired Mortgage Loans. The unpaid principal balance, recorded investment, valuation allowances and carrying value, net of valuation allowances, for impaired mortgage loans, by portfolio segment, at December 31, 2010, and for all impaired mortgage loans at December 31, 2009, were as follows at:

                                                                 IMPAIRED MORTGAGE LOANS
                             ----------------------------------------------------------------------------------------------
                                                                                   LOANS WITHOUT
                                    LOANS WITH A VALUATION ALLOWANCE           A VALUATION ALLOWANCE    ALL IMPAIRED LOANS
                             ----------------------------------------------   ----------------------   --------------------
                               UNPAID                                           UNPAID                   UNPAID
                             PRINCIPAL    RECORDED     VALUATION   CARRYING   PRINCIPAL    RECORDED    PRINCIPAL   CARRYING
                              BALANCE    INVESTMENT   ALLOWANCES     VALUE     BALANCE    INVESTMENT    BALANCE      VALUE
                             ---------   ----------   ----------   --------   ---------   ----------   ---------   --------
                                                                       (IN MILLIONS)
AT DECEMBER 31, 2010:
  Commercial mortgage
     loans.................     $ 96        $ 96          $13        $ 83        $ 94        $ 82         $190       $165
  Agricultural mortgage
     loans.................      146         146           52          94         107         104          253        198
                                ----        ----          ---        ----        ----        ----         ----       ----
     Total.................     $242        $242          $65        $177        $201        $186         $443       $363
                                ====        ====          ===        ====        ====        ====         ====       ====
TOTAL MORTGAGE LOANS AT
  DECEMBER 31, 2009........     $249        $249          $86        $163        $ 89        $ 89         $338       $252
                                ====        ====          ===        ====        ====        ====         ====       ====



     Unpaid principal balance is generally prior to any charge-off.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The average investment in impaired mortgage loans, and the related interest income, by portfolio segment, for the year ended December 31, 2010 and for all mortgage loans for the years ended December 31, 2009 and 2008, respectively, was:

                                                             IMPAIRED MORTGAGE LOANS
                                                 -----------------------------------------------
                                                 AVERAGE INVESTMENT   INTEREST INCOME RECOGNIZED
                                                 ------------------   --------------------------
                                                                      CASH BASIS   ACCRUAL BASIS
                                                                      ----------   -------------
                                                                  (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2010:
  Commercial mortgage loans....................         $126              $ 3           $ 1
  Agricultural mortgage loans..................          259                6             2
  Residential mortgage loans...................           --               --            --
                                                        ----              ---           ---
     Total.....................................         $385              $ 9           $ 3
                                                        ====              ===           ===
FOR THE YEAR ENDED DECEMBER 31, 2009...........         $288              $ 5           $ 1
                                                        ====              ===           ===
FOR THE YEAR ENDED DECEMBER 31, 2008...........         $315              $11           $10
                                                        ====              ===           ===



  REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate investments by type consisted of the following:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2010               2009
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                  (IN MILLIONS)
Traditional........................................   $3,387     58.9%   $3,345     58.6%
Real estate joint ventures and funds...............    2,279     39.6     2,190     38.3
                                                      ------    -----    ------    -----
  Real estate and real estate joint ventures.......    5,666     98.5     5,535     96.9
Foreclosed.........................................       85      1.4       121      2.1
                                                      ------    -----    ------    -----
  Real estate held-for-investment..................    5,751     99.9     5,656     99.0
Real estate held-for-sale..........................        4      0.1        55      1.0
                                                      ------    -----    ------    -----
  Total real estate and real estate joint
     ventures......................................   $5,755    100.0%   $5,711    100.0%
                                                      ======    =====    ======    =====



     The Company classifies within traditional real estate its investment in income-producing real estate, which is comprised primarily of wholly-owned real estate and to a much lesser extent joint ventures with interests in single property income-producing real estate. The Company classifies within real estate joint ventures and funds, its investments in joint ventures with interests in multi-property projects with varying strategies ranging from the development of properties to the operation of income-producing properties; as well as its investments in real estate private equity funds. From time to time, the Company transfers investments from these joint ventures to traditional real estate, if the Company retains an interest in the joint venture after a completed property commences operations and the Company intends to retain an interest in the property.

     Properties acquired through foreclosure were $48 million and $121 million for the years ended December 31, 2010 and 2009, respectively, and includes commercial and agricultural properties. There were no properties acquired through foreclosure for the year ended December 31, 2008. After the Company acquires properties through foreclosure, it evaluates whether the property is appropriate for retention in its traditional real estate portfolio. Foreclosed real estate held at December 31, 2010 and 2009 includes those properties the Company has not

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


selected for retention in its traditional real estate portfolio and which do not meet the criteria to be classified as held-for-sale.

     The wholly-owned real estate within traditional real estate is net of accumulated depreciation of $1.5 billion and $1.4 billion at December 31, 2010 and 2009, respectively. Related depreciation expense on traditional wholly-owned real estate was $134 million, $120 million and $120 million for the years ended December 31, 2010, 2009 and 2008, respectively. These amounts include depreciation expense related to discontinued operations of less than $1 million for the year ended December 31, 2010, and $1 million for both the years ended December 31, 2009 and 2008.

     Impairments recognized on real estate held-for-investment were $27 million, $96 million and $20 million for the years ended December 31, 2010, 2009 and 2008, respectively. Impairments recognized on real estate held-for-sale were $1 million for the year ended December 31, 2010. There were no impairments recognized on real estate held-for-sale for each of the years ended December 31, 2009 and 2008. The Company's carrying value of real estate held-for-sale has been reduced by impairments recorded prior to 2009 of $1 million at both December 31, 2010 and 2009. The carrying value of non-income producing real estate was $94 million, $72 million and $27 million at December 31, 2010, 2009 and 2008, respectively.

     The Company diversifies its real estate investments by both geographic region and property type to reduce risk of concentration. The Company's real estate investments are primarily located in the United States, and at December 31, 2010, 22%, 15%, 11% and 11% were located in California, Florida, New York and Texas, respectively.

     The Company's real estate investments by property type are categorized as follows:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2010               2009
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                  (IN MILLIONS)
Office.............................................   $2,772     48.2%   $2,770     48.5%
Apartments.........................................    1,439     25.0     1,366     23.9
Industrial.........................................      418      7.3       411      7.2
Real estate investment funds.......................      404      7.0       405      7.1
Retail.............................................      380      6.6       443      7.8
Hotel..............................................      216      3.7       190      3.3
Land...............................................       74      1.3        22      0.4
Agriculture........................................       17      0.3        46      0.8
Other..............................................       35      0.6        58      1.0
                                                      ------    -----    ------    -----
  Total real estate and real estate joint
     ventures......................................   $5,755    100.0%   $5,711    100.0%
                                                      ======    =====    ======    =====



  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $4.5 billion and $4.2 billion at December 31, 2010 and 2009, respectively. Included within other limited partnership interests were $604 million and $617 million at December 31, 2010 and 2009, respectively, of investments in hedge funds. Impairments of other limited partnership interests, principally cost method other limited partnership interests, were $2 million, $288 million and $99 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  COLLECTIVELY SIGNIFICANT EQUITY METHOD INVESTMENTS

     The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $5.8 billion as of December 31, 2010. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $1.7 billion as of December 31, 2010. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

     As further described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. As of December 31, 2010, aggregate net investment income from these equity method real estate joint ventures, real estate funds and other limited partnership interests exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations. Accordingly, the Company is providing the following aggregated summarized financial data for such equity method investments. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

     As of, and for the year ended December 31, 2010, the aggregated summarized financial data presented below reflects the latest available financial information. Aggregate total assets of these entities totaled $185.6 billion and $154.1 billion as of December 31, 2010 and 2009, respectively. Aggregate total liabilities of these entities totaled $30.6 billion and $28.7 billion as of December 31, 2010 and 2009, respectively. Aggregate net income (loss) of these entities totaled $16.5 billion, $22 billion and ($21.2) billion for the years ended December 31, 2010, 2009 and 2008, respectively. Aggregate net income
(loss) from real estate joint ventures, real estate funds and other limited partnership interests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets by type at:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2010               2009
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                (IN MILLIONS)
Freestanding derivatives with positive fair
  values...........................................   $3,311     42.3%   $2,415     35.5%
Leveraged leases, net of non-recourse debt.........    1,799     23.0     1,763     25.9
Loans to affiliates................................    1,415     18.1     1,628     23.9
Tax credit partnerships............................      835     10.7       683     10.0
Joint venture investments..........................       51      0.7        36      0.5
Funds withheld.....................................       31      0.4        38      0.6
Other..............................................      380      4.8       248      3.6
                                                      ------    -----    ------    -----
  Total............................................   $7,822    100.0%   $6,811    100.0%
                                                      ======    =====    ======    =====



     See Note 4 for information regarding the freestanding derivatives with positive estimated fair values. See the following section "Leveraged Leases" for the composition of leveraged leases. Loans to affiliates, some of which are regulated, are used by the affiliates to assist in meeting their capital requirements. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

investment is in the form of income tax credits, and are accounted for under the equity method or under the effective yield method. Joint venture investments are accounted for under the equity method and represent the Company's investment in insurance underwriting joint ventures in China. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements.

  Leveraged Leases

     Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                                    DECEMBER 31,
                                                                 -----------------
                                                                   2010      2009
                                                                 -------   -------
                                                                   (IN MILLIONS)
Rental receivables, net........................................  $ 1,783   $ 1,690
Estimated residual values......................................    1,136     1,225
                                                                 -------   -------
  Subtotal.....................................................    2,919     2,915
Unearned income................................................   (1,120)   (1,152)
                                                                 -------   -------
  Investment in leveraged leases...............................  $ 1,799   $ 1,763
                                                                 =======   =======



     The rental receivables set forth above are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 30 years. For rental receivables, the Company's primary credit quality indicator is whether the rental receivable is performing or non-performing. The Company generally defines non-performing rental receivables as those that are 90 days or more past due. The determination of performing or non-performing status is assessed monthly. As of December 31, 2010, all of the rental receivables were performing.

     The Company's deferred income tax liability related to leveraged leases was $1.2 billion and $1.1 billion at December 31, 2010 and 2009, respectively.

     The components of income from investment in leveraged leases, excluding realized gains (losses), were as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Income from investment in leveraged leases (included in
  net investment income)..................................  $102      $ 92      $ 95
Less: Income tax expense on leveraged leases..............   (36)      (32)      (33)
                                                            ----      ----      ----
Net income from investment in leveraged leases............  $ 66      $ 60      $ 62
                                                            ====      ====      ====



  SHORT-TERM INVESTMENTS

     The carrying value of short-term investments, which includes investments with remaining maturities of one year or less, but greater than three months, at the time of purchase was $2.4 billion and $3.3 billion at December 31, 2010 and 2009, respectively. The Company is exposed to concentrations of credit risk related to securities of the U.S. government and certain U.S. government agencies included within short-term investments, which were $1.4 billion and $2.5 billion at December 31, 2010 and 2009, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CASH EQUIVALENTS

     The carrying value of cash equivalents, which includes investments with an original or remaining maturity of three months or less, at the time of purchase was $3.1 billion and $3.0 billion at December 31, 2010 and 2009, respectively. The Company is exposed to concentrations of credit risk related to securities of the U.S. government and certain U.S. government agencies included within cash equivalents, which were $2.5 billion and $2.3 billion at December 31, 2010 and 2009, respectively.

  PURCHASED CREDIT IMPAIRED INVESTMENTS

     Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition-date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI or the recognition of mortgage loan valuation allowances (see Note 1).

     The table below presents the purchased credit impaired fixed maturity securities held at:

                                                                  DECEMBER 31, 2010
                                                                  -----------------
                                                                    (IN MILLIONS)
Outstanding principal and interest balance (1)..................        $1,163
Carrying value (2)..............................................        $  913


--------

   (1) Represents the contractually required payments which is the sum of contractual principal, whether or not currently due, and accrued interest.

   (2) Estimated fair value plus accrued interest.

     The following table presents information about purchased credit impaired fixed maturity securities, as of their respective acquisition dates at:

                                                                  DECEMBER 31, 2010
                                                                  -----------------
                                                                    (IN MILLIONS)
Contractually required payments (including interest)............        $1,605
Cash flows expected to be collected (1).........................        $1,540
Fair value of investments acquired..............................        $  939


--------

   (1) Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents activity for the accretable yield on purchased credit impaired fixed maturity securities at:

                                                                  DECEMBER 31, 2010
                                                                  -----------------
                                                                    (IN MILLIONS)
Accretable yield, January 1,....................................        $  --
  Investments purchased.........................................          601
  Accretion recognized in net investment income.................          (62)
  Reclassification (to) from nonaccretable difference...........         (103)
                                                                        -----
Accretable yield, December 31,..................................        $ 436
                                                                        =====



  VARIABLE INTEREST ENTITIES

     The Company holds investments in certain entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, consistent with the new guidance described in Note 1, is deemed to be the primary beneficiary or consolidator of the entity. The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated in the Company's financial statements at December 31, 2010 and 2009. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                                     DECEMBER 31,
                                                     -------------------------------------------
                                                             2010                   2009
                                                     --------------------   --------------------
                                                      TOTAL      TOTAL       TOTAL      TOTAL
                                                     ASSETS   LIABILITIES   ASSETS   LIABILITIES
                                                     ------   -----------   ------   -----------
                                                                    (IN MILLIONS)
Consolidated securitization entities (1)...........   $243        $226       $ --        $--
Other limited partnership interests................    194          53        367         72
Other invested assets..............................    108           1         27          1
Real estate joint ventures.........................     20          17         22         17
                                                      ----        ----       ----        ---
  Total............................................   $565        $297       $416        $90
                                                      ====        ====       ====        ===



--------

   (1) As discussed in Note 1, upon the adoption of new guidance effective January 1, 2010, the Company consolidated former QSPEs that are structured as collateralized debt obligations. At December 31, 2010, these entities held total assets of $243 million, consisting of $201 million of FVO securities held by CSEs classified within trading and other securities, $39 million in cash and $3 million of accrued investment income. These entities had total liabilities of $226 million, consisting of $184 million of long-term debt and $42 million of other liabilities. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company or any of its subsidiaries or affiliates liable for any principal or interest shortfalls should any arise. The Company's exposure is limited to that of its remaining investment in the former QSPEs of less than $1 million at estimated fair value at December 31, 2010. The long-term debt referred to above bears interest at primarily variable rates, payable on a bi-annual basis, and is expected to be repaid over the next 4 years. Interest expense related to these obligations, included in other expenses, was $15 million for the year ended December 31, 2010.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                                   DECEMBER 31,
                                                 -----------------------------------------------
                                                          2010                     2009
                                                 ----------------------   ----------------------
                                                              MAXIMUM                  MAXIMUM
                                                 CARRYING     EXPOSURE    CARRYING     EXPOSURE
                                                  AMOUNT    TO LOSS (1)    AMOUNT    TO LOSS (1)
                                                 --------   -----------   --------   -----------
                                                                 (IN MILLIONS)
Fixed maturity securities available-for-sale:
  RMBS (2).....................................   $29,904     $29,904      $   --       $   --
  CMBS (2).....................................     9,701       9,701          --           --
  ABS (2)......................................     7,218       7,218          --           --
  U.S. corporate securities....................     1,283       1,283         809          809
  Foreign corporate securities.................     1,058       1,058         733          733
Other limited partnership interests............     2,583       3,281       1,908        2,170
Other invested assets..........................       514         694         394          387
Real estate joint ventures.....................        24          69          --           --
                                                  -------     -------      ------       ------
     Total.....................................   $52,285     $53,208      $3,844       $4,099
                                                  =======     =======      ======       ======



--------

   (1) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by a creditworthy third-party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties of $225 million and $226 million at December 31, 2010 and 2009, respectively.

   (2) As discussed in Note 1, the Company adopted new guidance effective January 1, 2010 which eliminated the concept of a QSPE. As a result, the Company concluded it held variable interests in RMBS, CMBS and ABS. For these interests, the Company's involvement is limited to that of a passive investor.

     As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2010, 2009 and 2008.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2010 and 2009, the Company held $445 million and $717 million, respectively, in the Metropolitan Money Market Pool, an affiliated partnership, which are included in short-term investments. Net investment income
(loss) from this investment was ($1) million, $1 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     The MetLife Intermediate Income Pool ("MIIP") is a New York general partnership consisting solely of U.S. domestic insurance companies owned directly or indirectly by MetLife, Inc. and is managed by and consolidated into the accounts of the Company. Each partner's investment in the MIIP represents such partner's pro rata ownership interest in the pool and is included in the Company's noncontrolling interests in the consolidated balance sheets. The affiliated companies' ownership interests in the pooled investments held by

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the MIIP were less than $1 million and $118 million at December 31, 2010 and 2009, respectively. Net investment income (loss) allocated to affiliates from the MIIP was ($3) million, $1 million and $3 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, were as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                              2010    2009    2008
                                                              ----   ------   ----
                                                                  (IN MILLIONS)
Estimated fair value of invested assets transferred to
  affiliates................................................  $444   $   --   $230
Amortized cost of invested assets transferred to
  affiliates................................................  $431   $   --   $220
Net investment gains (losses) recognized on invested assets
  transferred to affiliates.................................  $ 13   $   --   $ 10
Estimated fair value of assets transferred from affiliates..  $582   $1,019   $ 57


     During the year ended December 31, 2009, the Company issued loans to Exeter Reassurance Company Ltd. ("Exeter"), an affiliate, which were included in other invested assets. The loans outstanding were $1.0 billion at both December 31, 2010 and 2009. The loans are due as follows: $500 million on June 30, 2014, $250 million on September 30, 2012 and $250 million on September 30, 2016, and these amounts bear interest, payable semi-annually, at 6.44%, 5.33% and 7.44%, respectively. Both principal and interest payments have been guaranteed by MetLife, Inc. Net investment income from this investment was $64 million and $28 million for the years ended December 31, 2010 and 2009, respectively.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

     See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

     See Note 5 for information about the fair value hierarchy for derivatives.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS AND NON-DERIVATIVE FINANCIAL INSTRUMENTS

     The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                             DECEMBER 31,
                                                     ------------------------------------------------------------
                                                                  2010                           2009
                                                     -----------------------------  -----------------------------
                                                                  ESTIMATED FAIR                 ESTIMATED FAIR
                                                                    VALUE (1)                      VALUE (1)
PRIMARY UNDERLYING                                   NOTIONAL  -------------------  NOTIONAL  -------------------
RISK EXPOSURE               INSTRUMENT TYPE           AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------  -------------------------------  --------  ------  -----------  --------  ------  -----------
                                                                             (IN MILLIONS)
Interest rate       Interest rate swaps............  $ 25,614  $1,477     $  870     $18,630  $  804     $  696
                    Interest rate floors...........    13,290     460          4      12,115     339          2
                    Interest rate caps.............    27,253     145         --      23,406     255         --
                    Interest rate futures..........     1,246       7         --       1,186      --          5
                    Interest rate options..........     5,680     107         23       3,750     114         57
                    Interest rate forwards.........       445      --         36          --      --         --
                    Synthetic GICs.................     4,397      --         --       4,352      --         --
Foreign currency    Foreign currency swaps.........    13,558   1,024        901      12,706     821      1,058
                    Foreign currency forwards......     2,050      17         16       1,466      16          5
Credit              Credit default swaps...........     6,792      72         79       5,656      61         99
                    Credit forwards................        90       2          3         130       2          2
Equity market       Equity futures.................         7      --         --          --      --         --
                    Equity options.................       176      --         --          85       3         --
                    Total rate of return swaps.....        --      --         --         250      --         47
                                                     --------  ------     ------     -------  ------     ------
                      Total........................  $100,598  $3,311     $1,932     $83,732  $2,415     $1,971
                                                     ========  ======     ======     =======  ======     ======



--------

   (1) The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2010:

                                                              REMAINING LIFE
                                    -----------------------------------------------------------------
                                                                    AFTER FIVE
                                                  AFTER ONE YEAR      YEARS
                                    ONE YEAR OR    THROUGH FIVE    THROUGH TEN   AFTER TEN
                                        LESS           YEARS          YEARS        YEARS       TOTAL
                                    -----------   --------------   -----------   ---------   --------
                                                              (IN MILLIONS)
Interest rate swaps...............    $ 3,584         $10,252        $ 4,153      $ 7,625    $ 25,614
Interest rate floors..............         --           7,540          2,250        3,500      13,290
Interest rate caps................      3,250          22,606          1,397           --      27,253
Interest rate futures.............      1,246              --             --           --       1,246
Interest rate options.............         28           4,227          1,425           --       5,680
Interest rate forwards............        100             275             70           --         445
Synthetic GICs....................      4,397              --             --           --       4,397
Foreign currency swaps............      2,310           4,775          4,923        1,550      13,558
Foreign currency forwards.........      1,944              24             20           62       2,050
Credit default swaps..............         98           6,057            637           --       6,792
Credit forwards...................         90              --             --           --          90
Equity futures....................          7              --             --           --           7
Equity options....................        176              --             --           --         176
Total rate of return swaps........         --              --             --           --          --
                                      -------         -------        -------      -------    --------
  Total...........................    $17,230         $55,756        $14,875      $12,737    $100,598
                                      =======         =======        =======      =======    ========



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table. The Company utilizes basis swaps in non-qualifying hedging relationships.

     Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table. The Company utilizes inflation swaps in non-qualifying hedging relationships.

     Implied volatility swaps are used by the Company primarily as economic hedges of interest rate risk associated with the Company's investments in mortgage-backed securities. In an implied volatility swap, the Company exchanges fixed payments for floating payments that are linked to certain market volatility measures. If implied volatility rises, the floating payments that the Company receives will increase, and if implied volatility falls, the floating payments that the Company receives will decrease. Implied volatility swaps are included in interest rate swaps in the preceding table. The Company utilizes implied volatility swaps in non-qualifying hedging relationships.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

     Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Swaptions are included in interest rate options in the preceding table. The Company utilizes swaptions in non-qualifying hedging relationships.

     The Company writes covered call options on its portfolio of U.S. Treasuries as an income generation strategy. In a covered call transaction, the Company receives a premium at the inception of the contract in exchange for giving the derivative counterparty the right to purchase the referenced security from the Company at a predetermined price. The call option is "covered" because the Company owns the referenced security over the term of the option. Covered call options are included in interest rate options in the preceding table. The Company utilizes covered call options in non-qualifying hedging relationships.

     The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

     A synthetic GIC is a contract that simulates the performance of a traditional guaranteed interest contract through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium. Synthetic GICs are not designated as hedging instruments.

     Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow, net investment in foreign operations and non-qualifying hedging relationships.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in net investment in foreign operations and non-qualifying hedging relationships.

     The Company uses certain of its foreign currency denominated funding agreements to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. Such contracts are included in non-derivative hedging instruments in the hedges of net investments in foreign operations table.

     Swap spreadlocks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spreadlocks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. The Company utilizes swap spreadlocks in non-qualifying hedging relationships.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security. The Company also enters into certain credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

     The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

     In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. The Company utilizes exchange-traded equity futures in non-qualifying hedging relationships.

     Equity index options are used by the Company to hedge certain invested assets against adverse changes in equity indices. In an equity index option transaction, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

     Equity variance swaps are used by the Company primarily as a macro hedge on certain invested assets. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


in equity volatility over a defined period. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

     Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the London Inter-Bank Offer Rate ("LIBOR"), calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company uses TRRs to hedge its equity market guarantees in certain of its insurance products. TRRs can be used as hedges or to synthetically create investments. The Company utilizes TRRs in non-qualifying hedging relationships.

  HEDGING

     The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                DECEMBER 31,
                                     -----------------------------------------------------------------
                                                   2010                              2009
                                     -------------------------------   -------------------------------
                                                      ESTIMATED                         ESTIMATED
                                                     FAIR VALUE                        FAIR VALUE
DERIVATIVES DESIGNATED AS HEDGING    NOTIONAL   --------------------   NOTIONAL   --------------------
INSTRUMENTS                          AMOUNT     ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
-----------------------------------  --------   ------   -----------   --------   ------   -----------
                                                              (IN MILLIONS)
Fair Value Hedges:
  Foreign currency swaps...........   $ 3,737   $  572       $126       $ 3,958   $  484       $117
  Interest rate swaps..............     4,795      811        154         4,472      488         70
                                      -------   ------       ----       -------   ------       ----
     Subtotal......................     8,532    1,383        280         8,430      972        187
                                      -------   ------       ----       -------   ------       ----
Cash Flow Hedges:
  Foreign currency swaps...........     4,487      193        212         3,181      109        251
  Interest rate swaps..............     2,602       95         71         1,740       --         48
  Interest rate forwards...........       445       --         36            --       --         --
  Credit forwards..................        90        2          3           130        2          2
                                      -------   ------       ----       -------   ------       ----
     Subtotal......................     7,624      290        322         5,051      111        301
                                      -------   ------       ----       -------   ------       ----
       Total Qualifying Hedges.....   $16,156   $1,673       $602       $13,481   $1,083       $488
                                      =======   ======       ====       =======   ======       ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                    DECEMBER 31,
                                            ------------------------------------------------------------
                                                         2010                           2009
                                            -----------------------------  -----------------------------
                                                           ESTIMATED                      ESTIMATED
                                                           FAIR VALUE                     FAIR VALUE
DERIVATIVES NOT DESIGNATED OR NOT           NOTIONAL  -------------------  NOTIONAL  -------------------
QUALIFYING AS HEDGING INSTRUMENTS            AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------------------------------  --------  ------  -----------  --------  ------  -----------
                                                                  (IN MILLIONS)
Interest rate swaps.......................   $18,217  $  571     $  645     $12,418  $  316     $  578
Interest rate floors......................    13,290     460          4      12,115     339          2
Interest rate caps........................    27,253     145         --      23,406     255         --
Interest rate futures.....................     1,246       7         --       1,186      --          5
Interest rate options.....................     5,680     107         23       3,750     114         57
Synthetic GICs............................     4,397      --         --       4,352      --         --
Foreign currency swaps....................     5,334     259        563       5,567     228        690
Foreign currency forwards.................     2,050      17         16       1,466      16          5
Credit default swaps......................     6,792      72         79       5,656      61         99
Equity futures............................         7      --         --          --      --         --
Equity options............................       176      --         --          85       3         --
Total rate of return swaps................        --      --         --         250      --         47
                                             -------  ------     ------     -------  ------     ------
  Total non-designated or non-qualifying
     derivatives..........................   $84,442  $1,638     $1,330     $70,251  $1,332     $1,483
                                             =======  ======     ======     =======  ======     ======



  NET DERIVATIVE GAINS (LOSSES)

     The components of net derivative gains (losses) were as follows:

                                                             YEARS ENDED DECEMBER,
                                                                      31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           -----   -------   ------
                                                                 (IN MILLIONS)
Derivatives and hedging gains (losses) (1)...............  $ 353   $(2,842)  $3,257
Embedded derivatives.....................................   (619)   (1,586)   1,744
                                                           -----   -------   ------
  Total net derivative gains (losses)....................  $(266)  $(4,428)  $5,001
                                                           =====   =======   ======



--------

   (1) Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedge relationships, which are not presented elsewhere in this note.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the settlement payments recorded in income for the:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2010     2009     2008
                                                             ----     ----     ----
                                                                  (IN MILLIONS)
Qualifying hedges:
  Net investment income....................................  $ 82     $ 51     $ 21
  Interest credited to policyholder account balances.......   196      180       99
Non-qualifying hedges:
  Net investment income....................................    (4)      (3)      (1)
  Net derivative gains (losses)............................    53      (51)     (38)
                                                             ----     ----     ----
     Total.................................................  $327     $177     $ 81
                                                             ====     ====     ====



  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

     The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table represents the amount of such net derivative gains (losses) recognized for the years ended December 31, 2010, 2009 and 2008:

                                                                                         NET        NET DERIVATIVE
                                                                                      DERIVATIVE    GAINS (LOSSES)  INEFFECTIVENESS
DERIVATIVES IN FAIR                                                                 GAINS (LOSSES)    RECOGNIZED     RECOGNIZED IN
VALUE                                    HEDGED ITEMS IN FAIR VALUE                   RECOGNIZED      FOR HEDGED     NET DERIVATIVE
HEDGING RELATIONSHIPS                      HEDGING RELATIONSHIPS                   FOR DERIVATIVES       ITEMS       GAINS (LOSSES)
------------------------  -------------------------------------------------------  ---------------  --------------  ---------------
                                                                                                     (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps:      Fixed maturity securities..............................       $ (13)           $  15            $ 2
                          Policyholder account balances (1)......................         153             (150)             3
Foreign currency swaps:   Foreign-denominated fixed maturity securities..........          13              (13)            --
                          Foreign-denominated policyholder account balances (2)..          47              (34)            13
                                                                                        -----            -----            ---
     Total.......................................................................       $ 200            $(182)           $18
                                                                                        =====            =====            ===

FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps:      Fixed maturity securities..............................       $  42            $ (35)           $ 7
                          Policyholder account balances (1)......................        (956)             947             (9)
Foreign currency swaps:   Foreign-denominated fixed maturity securities..........         (13)              10             (3)
                          Foreign-denominated policyholder account balances (2)..         351             (332)            19
                                                                                        -----            -----            ---
     Total.......................................................................       $(576)           $ 590            $14
                                                                                        =====            =====            ===

FOR THE YEAR ENDED DECEMBER 31, 2008.............................................       $ 336            $(337)           $(1)
                                                                                        =====            =====            ===



--------

   (1) Fixed rate liabilities

   (2) Fixed rate or floating rate liabilities

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; (iv) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (v) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

     For the years ended December 31, 2010 and 2009, the Company recognized $2 million and ($3) million, respectively, of net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. For the year ended December 31, 2008, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or within two months of that date. The net amounts reclassified into net derivative gains (losses) for the years ended December 31, 2010, 2009 and 2008 related to such discontinued cash flow hedges were gains (losses) of $9 million, ($7) million and ($12) million, respectively. At December 31, 2010 and 2009, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed seven years and five years, respectively. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the year ended December 31, 2008.

     The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                              2010    2009    2008
                                                              ----   -----   -----
                                                                  (IN MILLIONS)
Accumulated other comprehensive income (loss), balance at
  January 1,................................................  $(92)  $ 137   $(262)
Gains (losses) deferred in other comprehensive income (loss)
  on the effective portion of cash flow hedges..............   134    (327)    483
Amounts reclassified to net derivative gains (losses).......    46      93     (93)
Amounts reclassified to net investment income...............     3       7       9
Amounts reclassified to other expenses......................    (1)     --      --
Amortization of transition adjustment.......................    --      (2)     --
                                                              ----   -----   -----
Accumulated other comprehensive income (loss), balance at
  December 31,..............................................  $ 90   $ (92)  $ 137
                                                              ====   =====   =====



     At December 31, 2010, $6 million of deferred net gains on derivatives in accumulated other comprehensive income (loss) was expected to be reclassified to earnings within the next 12 months.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity for the years ended December 31, 2010, 2009 and 2008:

                                                          AMOUNT AND LOCATION
                                                           OF GAINS (LOSSES)
                                                           RECLASSIFIED FROM
                                                           ACCUMULATED OTHER
                                AMOUNT OF GAINS              COMPREHENSIVE
                               (LOSSES) DEFERRED       INCOME (LOSS) INTO INCOME
                              IN ACCUMULATED OTHER              (LOSS)                  AMOUNT AND LOCATION
                              COMPREHENSIVE INCOME  ------------------------------       OF GAINS (LOSSES)
                             (LOSS) ON DERIVATIVES                                  RECOGNIZED IN INCOME (LOSS)
                             ---------------------                                         ON DERIVATIVES
                              (EFFECTIVE PORTION)         (EFFECTIVE PORTION)       ---------------------------
                             ---------------------  ------------------------------    (INEFFECTIVE PORTION AND
                                                       NET                              AMOUNT EXCLUDED FROM
                                                     DERIVA-      NET                  EFFECTIVENESS TESTING)
                                                       TIVE     INVEST-             ---------------------------
DERIVATIVES IN CASH FLOW                              GAINS       MENT      OTHER          NET DERIVATIVE
HEDGING RELATIONSHIPS                                (LOSSES)    INCOME   EXPENSES         GAINS (LOSSES)
---------------------------                         ---------  ---------  --------  ---------------------------
                                                                (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER
  31, 2010:
  Interest rate swaps......          $  90            $  --       $--        $ 1                $ 3
  Foreign currency swaps...             74              (56)       (6)        --                 --
  Interest rate forwards...            (35)              10         3         --                 (1)
  Credit forwards..........              5               --        --         --                 --
                                     -----            -----       ---        ---                ---
     Total.................          $ 134            $ (46)      $(3)       $ 1                $ 2
                                     =====            =====       ===        ===                ===
FOR THE YEAR ENDED DECEMBER
  31, 2009:
  Interest rate swaps......          $ (47)           $  --       $--        $--                $(2)
  Foreign currency swaps...           (409)            (159)       (5)        --                 (1)
  Interest rate forwards...            130               66        --         --                 --
  Credit forwards..........             (1)              --        --         --                 --
                                     -----            -----       ---        ---                ---
     Total.................          $(327)           $ (93)      $(5)       $--                $(3)
                                     =====            =====       ===        ===                ===
FOR THE YEAR ENDED DECEMBER
  31, 2008:
  Foreign currency swaps...          $ 483            $  93       $(9)       $--                $--
                                     =====            =====       ===        ===                ===



  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses foreign exchange contracts, which may include foreign currency swaps, forwards and options, to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on these contracts based upon the change in forward rates. In addition, the Company may also use non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on non-derivative financial instruments based upon the change in spot rates.

     When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income (loss) are reclassified to the consolidated statements of operations, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the effects of derivatives and non-derivative financial instruments in net investment hedging relationships in the consolidated statements of operations and the consolidated statements of equity for the years ended December 31, 2010, 2009 and 2008:

                                                                            AMOUNT AND LOCATION OF
                                                                                GAINS (LOSSES)
                                                                                 RECLASSIFIED
                                                                            FROM ACCUMULATED OTHER
                                                                             COMPREHENSIVE INCOME
                                                                                 (LOSS) INTO
                                           AMOUNT OF GAINS (LOSSES)        INCOME (LOSS) (EFFECTIVE
                                            DEFERRED IN ACCUMULATED                PORTION)
                                          OTHER COMPREHENSIVE INCOME      -------------------------
                                                    (LOSS)                   NET INVESTMENT GAINS
                                              (EFFECTIVE PORTION)                  (LOSSES)
DERIVATIVES AND NON-DERIVATIVE            --------------------------      -------------------------
HEDGING INSTRUMENTS IN NET                 YEARS ENDED DECEMBER 31,        YEARS ENDED DECEMBER 31,
INVESTMENT                                --------------------------      -------------------------
HEDGING RELATIONSHIPS (1), (2)            2010       2009       2008      2010       2009      2008
------------------------------            ----       ----       ----      ----      -----      ----
                                                                (IN MILLIONS)
Foreign currency forwards...........       $--       $ --       $ --       $--      $ (59)      $--
Foreign currency swaps..............        --        (18)        76        --        (63)       --
Non-derivative hedging instruments..        --        (37)        81        --        (11)       --
                                           ---       ----       ----       ---      -----       ---
  Total.............................       $--       $(55)      $157       $--      $(133)      $--
                                           ===       ====       ====       ===      =====       ===



--------

   (1) During the years ended December 31, 2010 and 2008, there were no sales or substantial liquidations of net investments in foreign operations that would have required the reclassification of gains or losses from accumulated other comprehensive income (loss) into earnings. During the year ended December 31, 2009, the Company substantially liquidated, through assumption reinsurance (see Note 2), the portion of its Canadian operations that was being hedged in a net investment hedging relationship. As a result, the Company reclassified losses of $133 million from accumulated other comprehensive income (loss) into earnings.

   (2) There was no ineffectiveness recognized for the Company's hedges of net investments in foreign operations.

     At December 31, 2010 and 2009, there was no cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive income
(loss) related to hedges of net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps, implied volatility swaps, caps and floors and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures to economically hedge liabilities; (v) swap spreadlocks to economically hedge invested assets against the risk of changes in credit spreads; (vi) interest rate forwards to buy and sell securities to economically hedge its exposure to interest rates; (vii) credit default swaps and TRRs to synthetically create investments; (viii) basis swaps to better match the cash flows of assets and related liabilities; (ix) credit default swaps held in relation to trading portfolios; (x) swaptions to hedge interest rate risk; (xi) inflation swaps to reduce risk generated from inflation-indexed liabilities; (xii) covered call options for income generation;
(xiii) synthetic GICs; (xiv) equity options to economically hedge certain invested assets against adverse changes in equity indices; and (xv) equity variance swaps as a macro hedge on certain invested assets.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                                   NET            NET
                                                               DERIVATIVE     INVESTMENT
                                                             GAINS (LOSSES)   INCOME (1)
                                                             --------------   ----------
                                                                    (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps........................................      $    74         $ --
Interest rate floors.......................................           95           --
Interest rate caps.........................................         (165)          --
Interest rate futures......................................          108           --
Foreign currency swaps.....................................          118           --
Foreign currency forwards..................................          (12)          --
Equity options.............................................           (2)         (17)
Interest rate options......................................           30           --
Interest rate forwards.....................................            7           --
Credit default swaps.......................................           28           (2)
Total rate of return swaps.................................           15           --
                                                                 -------         ----
  Total....................................................      $   296         $(19)
                                                                 =======         ====
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps........................................      $  (880)        $ --
Interest rate floors.......................................         (514)          --
Interest rate caps.........................................           27           --
Interest rate futures......................................         (155)          --
Foreign currency swaps.....................................         (584)          --
Foreign currency forwards..................................         (151)          --
Equity options.............................................            2           (2)
Interest rate options......................................         (379)          --
Interest rate forwards.....................................           (7)          --
Swap spreadlocks...........................................          (38)          --
Credit default swaps.......................................         (195)         (11)
Total rate of return swaps.................................           63           --
                                                                 -------         ----
  Total....................................................      $(2,811)        $(13)
                                                                 =======         ====
FOR THE YEAR ENDED DECEMBER 31, 2008.......................      $ 3,470         $ 54
                                                                 =======         ====



--------

   (1) Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

  CREDIT DERIVATIVES

     In connection with synthetically created investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


hedging table. If a credit event occurs, as defined by the contract, generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $4,153 million and $2,584 million at December 31, 2010 and 2009, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2010 and 2009, the Company would have received $49 million and $44 million, respectively, to terminate all of these contracts.

     The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2010 and 2009:

                                                                          DECEMBER 31,
                                     -------------------------------------------------------------------------------------
                                                         2010                                       2009
                                     -------------------------------------------  ----------------------------------------
                                                     MAXIMUM                                      MAXIMUM
                                      ESTIMATED      AMOUNT                        ESTIMATED     AMOUNT OF
                                     FAIR VALUE     OF FUTURE        WEIGHTED     FAIR VALUE      FUTURE        WEIGHTED
RATING AGENCY DESIGNATION OF          OF CREDIT  PAYMENTS UNDER      AVERAGE       OF CREDIT  PAYMENTS UNDER     AVERAGE
REFERENCED                             DEFAULT   CREDIT DEFAULT       YEARS         DEFAULT   CREDIT DEFAULT    YEARS TO
CREDIT OBLIGATIONS (1)                  SWAPS       SWAPS (2)    TO MATURITY (3)     SWAPS       SWAPS (2)    MATURITY (3)
-----------------------------------  ----------  --------------  ---------------  ----------  --------------  ------------
                                                                         (IN MILLIONS)
AAA/AA/A
Single name credit default swaps
  (corporate)......................      $ 4         $  423            3.9            $ 4         $  148           4.3
Credit default swaps referencing
  indices..........................       34          2,247            3.7             38          2,201           3.5
                                         ---         ------                           ---         ------
  Subtotal.........................       38          2,670            3.7             42          2,349           3.5
                                         ---         ------                           ---         ------
BAA
Single name credit default swaps
  (corporate)......................        5            730            4.4              2            190           4.9
Credit default swaps referencing
  indices..........................        6            728            5.0             --             --            --
                                         ---         ------                           ---         ------
  Subtotal.........................       11          1,458            4.7              2            190           4.9
                                         ---         ------                           ---         ------
BA
Single name credit default swaps
  (corporate)......................       --             25            4.4             --             25           5.0
Credit default swaps referencing
  indices..........................       --             --             --             --             --            --
                                         ---         ------                           ---         ------
  Subtotal.........................       --             25            4.4             --             25           5.0
                                         ---         ------                           ---         ------
B
Single name credit default swaps
  (corporate)......................       --             --             --             --             --            --
Credit default swaps referencing
  indices..........................       --             --             --             --             20           5.0
                                         ---         ------                           ---         ------
  Subtotal.........................       --             --             --             --             20           5.0
                                         ---         ------                           ---         ------
     Total.........................      $49         $4,153            4.1            $44         $2,584           3.6
                                         ===         ======                           ===         ======



--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

     The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $4,153 million and $2,584 million from the table above were $120 million and $21 million at December 31, 2010 and 2009, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CREDIT RISK ON FREESTANDING DERIVATIVES

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 5 for a description of the impact of credit risk on the valuation of derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2010 and 2009, the Company was obligated to return cash collateral under its control of $1,033 million and $782 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2010 and 2009, the Company had also accepted collateral consisting of various securities with a fair market value of $501 million and $123 million, respectively, which were held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but at December 31, 2010, none of the collateral had been sold or repledged.

     The Company's collateral arrangements for its over-the-counter derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

     The following table presents the estimated fair value of the Company's over-the-counter derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

-----------------------------------------------------------------------------------------------------------------------
                                                      ESTIMATED FAIR VALUE OF     FAIR VALUE OF INCREMENTAL COLLATERAL
                                                        COLLATERAL PROVIDED:                 PROVIDED UPON:
                                                     -------------------------   --------------------------------------
                                                                                                  DOWNGRADE IN THE
                                                                                 ONE NOTCH     COMPANY'S CREDIT RATING
                                                                                 DOWNGRADE    TO A LEVEL THAT TRIGGERS
                                     ESTIMATED                                     IN THE          FULL OVERNIGHT
                                 FAIR VALUE (1) OF                               COMPANY'S      COLLATERALIZATION OR
                                DERIVATIVES IN NET   FIXED MATURITY                CREDIT            TERMINATION
                                LIABILITY POSITION   SECURITIES (2)   CASH (3)     RATING    OF THE DERIVATIVE POSITION
                                ------------------   --------------   --------   ---------   --------------------------
                                                                     (IN MILLIONS)
DECEMBER 31, 2010:
Derivatives subject to credit-
  contingent provisions.......         $243               $120           $--        $35                 $110
Derivatives not subject to
  credit-contingent
  provisions..................            1                 --             1         --                   --
                                       ----               ----           ---        ---                 ----
  Total.......................         $244               $120           $ 1        $35                 $110
                                       ====               ====           ===        ===                 ====
DECEMBER 31, 2009:
Derivatives subject to credit-
  contingent provisions.......         $342               $230           $--        $45                 $132
Derivatives not subject to
  credit-contingent
  provisions..................           47                 42            --         --                   --
                                       ----               ----           ---        ---                 ----
  Total.......................         $389               $272           $--        $45                 $132
                                       ====               ====           ===        ===                 ====



--------

   (1) After taking into consideration the existence of netting agreements.

   (2) Included in fixed maturity securities in the consolidated balance sheets. The counterparties are permitted by contract to sell or repledge this collateral.

   (3) Included in premiums, reinsurance and other receivables in the consolidated balance sheets.

     Without considering the effect of netting agreements, the estimated fair value of the Company's over-the-counter derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2010 was $334 million. At December 31, 2010, the Company provided securities collateral of $120 million in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and
(ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2010 would be $214 million. This amount does not consider gross derivative assets of $91 million for which the Company has the contractual right of offset.

     The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2010 and 2009, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2010 and 2009, the Company provided cash collateral for exchange-traded futures of $21 million and $18 million, respectively, which is included in premiums, reinsurance and other receivables.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance contracts of guaranteed

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; and funding agreements with equity or bond indexed crediting rates.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2010   2009
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits...............................  $295   $263
  Options embedded in debt or equity securities...................   (24)   (15)
                                                                    ----   ----
     Net embedded derivatives within asset host contracts.........  $271   $248
                                                                    ====   ====
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits..............................  $(77)  $(35)
  Funds withheld on ceded reinsurance.............................   754    132
  Other...........................................................    11    (26)
                                                                    ----   ----
     Net embedded derivatives within liability host contracts.....  $688   $ 71
                                                                    ====   ====



     The following table presents changes in estimated fair value related to embedded derivatives:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           -----   -------   ------
                                                                 (IN MILLIONS)
Net derivative gains (losses) (1),(2)....................  $(619)  $(1,586)  $1,744


--------

   (1) The valuation of direct guaranteed minimum benefits includes an adjustment for nonperformance risk. Included in net derivative gains (losses), in connection with this adjustment, were gains (losses) of ($43) million, ($380) million and $442 million, for the years ended December 31, 2010, 2009 and 2008, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes an adjustment for nonperformance risk. Included in net derivative gains (losses), in connection with this adjustment, were gains (losses) of $82 million, $624 million and ($747) million, for the years ended December 31, 2010, 2009 and 2008, respectively. Net derivative gains (losses) for the year ended December 31, 2010 included a gain of $121 million relating to a refinement for estimating nonperformance risk in fair value measurements implemented at June 30, 2010. See Note 5.

   (2) See Note 9 for discussion of affiliated net derivative gains (losses) included in the table above.

5.  FAIR VALUE

     Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The assets and liabilities measured at estimated fair value on a recurring basis, including those items for which the Company has elected the FVO, were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                    DECEMBER 31, 2010
                                            -----------------------------------------------------------------
                                                     FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                            -----------------------------------------------------------------
                                             QUOTED PRICES IN
                                            ACTIVE MARKETS FOR                        SIGNIFICANT     TOTAL
                                             IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE   ESTIMATED
                                              AND LIABILITIES    OBSERVABLE INPUTS      INPUTS         FAIR
                                                 (LEVEL 1)           (LEVEL 2)         (LEVEL 3)      VALUE
                                            ------------------   -----------------   ------------   ---------
                                                                      (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities...............        $    --             $ 48,064          $ 5,063      $ 53,127
  Foreign corporate securities............             --               27,771            2,796        30,567
  RMBS....................................            274               28,420            1,210        29,904
  U.S. Treasury, agency and government
     guaranteed securities................          7,728               13,205               44        20,977
  CMBS....................................             --                9,540              161         9,701
  ABS.....................................             --                4,929            2,289         7,218
  State and political subdivision
     securities...........................             --                4,583                1         4,584
  Foreign government securities...........             --                3,286              171         3,457
                                                  -------             --------          -------      --------
     Total fixed maturity securities......          8,002              139,798           11,735       159,535
                                                  -------             --------          -------      --------
Equity securities:
  Common stock............................            176                  717               79           972
  Non-redeemable preferred stock..........             --                  216              633           849
                                                  -------             --------          -------      --------
     Total equity securities..............            176                  933              712         1,821
                                                  -------             --------          -------      --------
Trading and other securities:
  Actively Traded Securities..............             --                  453               10           463
  FVO general account securities..........             --                   21               50            71
  FVO securities held by consolidated
     securitization entities..............             --                  201               --           201
                                                  -------             --------          -------      --------
     Total trading and other securities...             --                  675               60           735
Short-term investments (1)................          1,001                  845              379         2,225
Derivative assets: (2)
  Interest rate contracts.................              7                2,175               14         2,196
  Foreign currency contracts..............             --                  995               46         1,041
  Credit contracts........................             --                   35               39            74
                                                  -------             --------          -------      --------
     Total derivative assets..............              7                3,205               99         3,311
Net embedded derivatives within asset host
  contracts (3)...........................             --                   --              295           295
Separate account assets (4)...............         19,550               76,770            1,509        97,829
                                                  -------             --------          -------      --------
     Total assets.........................        $28,736             $222,226          $14,789      $265,751
                                                  =======             ========          =======      ========
LIABILITIES
Derivative liabilities: (2)
  Interest rate contracts.................        $    --             $    896          $    37      $    933
  Foreign currency contracts..............             --                  917               --           917
  Credit contracts........................             --                   76                6            82
                                                  -------             --------          -------      --------
     Total derivative liabilities.........             --                1,889               43         1,932
Net embedded derivatives within liability
  host contracts (3)......................             --                   11              677           688
Long-term debt of consolidated
  securitization entities.................             --                   --              184           184
Trading liabilities (5)...................             46                   --               --            46
                                                  -------             --------          -------      --------
  Total liabilities.......................        $    46             $  1,900          $   904      $  2,850
                                                  =======             ========          =======      ========



     See "-- Variable Interest Entities" in Note 3 for discussion of CSEs included in the table above.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                    DECEMBER 31, 2009
                                            -----------------------------------------------------------------
                                               FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                            -----------------------------------------------------
                                             QUOTED PRICES IN
                                            ACTIVE MARKETS FOR                        SIGNIFICANT     TOTAL
                                             IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE   ESTIMATED
                                              AND LIABILITIES    OBSERVABLE INPUTS      INPUTS         FAIR
                                                 (LEVEL 1)           (LEVEL 2)         (LEVEL 3)      VALUE
                                            ------------------   -----------------   ------------   ---------
                                                                      (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities...............        $    --             $ 44,394          $ 4,674      $ 49,068
  Foreign corporate securities............             --               21,541            3,456        24,997
  RMBS....................................             --               29,405            1,580        30,985
  U.S. Treasury, agency and government
     guaranteed securities................          6,090               10,312               --        16,402
  CMBS....................................             --               10,684               87        10,771
  ABS.....................................             --                5,503            1,668         7,171
  State and political subdivision
     securities...........................             --                2,714               20         2,734
  Foreign government securities...........             --                2,272              249         2,521
                                                  -------             --------          -------      --------
     Total fixed maturity securities......          6,090              126,825           11,734       144,649
                                                  -------             --------          -------      --------
Equity securities:
  Common stock............................            289                  777               64         1,130
  Non-redeemable preferred stock..........             --                  193              793           986
                                                  -------             --------          -------      --------
     Total equity securities..............            289                  970              857         2,116
                                                  -------             --------          -------      --------
Trading and other securities..............             --                  388               83           471
Short-term investments (1)................          2,099                1,193                8         3,300
Derivative assets (2).....................             --                2,318               97         2,415
Net embedded derivatives within asset host
  contracts (3)...........................             --                   --              263           263
Separate account assets (4)...............         13,006               65,788            1,583        80,377
                                                  -------             --------          -------      --------
     Total assets.........................        $21,484             $197,482          $14,625      $233,591
                                                  =======             ========          =======      ========
LIABILITIES
Derivative liabilities (2)................        $     5             $  1,961          $     5      $  1,971
Net embedded derivatives within liability
  host contracts (3)......................             --                  (26)              97            71
Trading liabilities (5)...................            106                   --               --           106
                                                  -------             --------          -------      --------
  Total liabilities.......................        $   111             $  1,935          $   102      $  2,148
                                                  =======             ========          =======      ========



--------

   (1) Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, etc.), and therefore are excluded from the tables presented above.

   (2) Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables which follow.

   (3) Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented in the consolidated balance sheets within policyholder account balances and other liabilities. At December 31, 2010, fixed maturity securities and equity securities also included embedded derivatives of

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       $1 million and ($25) million, respectively. At December 31, 2009, fixed maturity securities and equity securities included embedded derivatives of $0 and ($15) million, respectively.

   (4) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

   (5) Trading liabilities are presented within other liabilities in the consolidated balance sheets.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

     When available, the estimated fair value of the Company's fixed maturity, equity and trading and other securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation and cannot be supported by reference to market activity. Even though unobservable, these inputs are assumed to be consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

     The estimated fair value of FVO securities held by CSEs is determined on a basis consistent with the methodologies described herein for fixed maturity securities and equity securities. As discussed in Note 1, the Company adopted new guidance effective January 1, 2010 and consolidated certain securitization entities that hold securities that have been accounted for under the FVO and classified within trading and other securities.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

  Derivatives

     The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and are assumed to be consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Embedded Derivatives Within Asset and Liability Host Contracts

     Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance contracts related to such variable annuity guarantees and certain funding agreements with equity or bond indexed crediting rates and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded in the consolidated financial statements at estimated fair value with changes in estimated fair value reported in net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit guarantees. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances in the consolidated balance sheets.

     The fair value of these guarantees is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


guarantees are projected under multiple capital market scenarios using observable risk free rates, currency exchange rates and observable and estimated implied volatilities.

     The valuation of these guarantee liabilities includes adjustments for nonperformance risk and for a risk margin related to non-capital market inputs. Both of these adjustments are captured as components of the spread which, when combined with the risk free rate, is used to discount the cash flows of the liability for purposes of determining its fair value.

     The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

     Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company ceded the risk associated with certain of the GMIB, GMAB and GMWB guarantees described in the preceding paragraph. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIB guarantees that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company. Because the direct guarantee is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct guarantee.

     As part of its regular review of critical accounting estimates, the Company periodically assesses inputs for estimating nonperformance risk (commonly referred to as "own credit") in fair value measurements. During the second quarter of 2010, the Company completed a study that aggregated and evaluated data, including historical recovery rates of insurance companies as well as policyholder behavior observed over the past two years as the recent financial crisis evolved. As a result, at the end of the second quarter of 2010, the Company refined the way in which it incorporates expected recovery rates into the nonperformance risk adjustment for purposes of estimating the fair value of investment-type contracts and embedded derivatives within insurance contracts. The Company recognized a gain of $38 million, net of DAC and income tax, relating to implementing the refinement at June 30, 2010.

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described above in "-- Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including an adjustment for nonperformance risk. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within policyholder account balances with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Separate Account Assets

     Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. See
"-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  Long-term Debt of CSEs

     The Company has elected the FVO for the long-term debt of CSEs, which are carried at estimated fair value. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  Trading Liabilities

     Trading liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income. The estimated fair value of trading liabilities is determined on a basis consistent with the methodologies described in "-- Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments."

     VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

     A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

     The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

     While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a recurring basis of the same or similar investment are market observable or can be corroborated using market observable information

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect our own assumptions about what factors market participants would use in pricing these investments.

LEVEL 1 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities and Short-term Investments

     These securities are comprised of U.S. Treasury, agency and government guaranteed fixed maturity securities, RMBS -- principally to-be-announced securities, exchange traded common stock and short-term money market securities, including U.S. Treasury bills. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Derivative Assets and Derivative Liabilities

     These assets and liabilities are comprised of exchange-traded derivatives. Valuation of these assets and liabilities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Separate Account Assets

     These assets are comprised of securities that are similar in nature to the fixed maturity securities, equity securities and short-term investments referred to above; and certain exchange-traded derivatives, including financial futures and owned options. Valuation is based on unadjusted quoted prices in active markets that are readily and regularly available.

LEVEL 2 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

     This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 2 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

          U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as a benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using a discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

          Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          U.S. Treasury, agency and government guaranteed securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

          Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

          Common and non-redeemable preferred stock. These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

  Derivative Assets and Derivative Liabilities

     This level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. These derivatives are principally valued using an income approach.

  Interest rate contracts.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, and repurchase rates.

     Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, and interest rate volatility.

  Foreign currency contracts.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates, and cross currency basis curves.

  Credit contracts.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves, and recovery rates.

  Equity market contracts.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, spot equity index levels, and dividend yield curves.

     Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves, and equity volatility.

  Embedded Derivatives Contained in Certain Funding Agreements

     These derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the spot equity and bond index level.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Separate Account Assets

     These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities, short-term investments and derivatives referred to above. Also included are certain mutual funds and hedge funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

     In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described above. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

     This level includes fixed maturity securities and equity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

          U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

          Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities and ABS supported by sub-prime mortgage loans included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

          Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques, however these securities are less liquid and certain of the inputs are based on very limited trading activity.

          Common and non-redeemable preferred stock. These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques using inputs such as comparable credit rating and issuance structure. Equity securities valuations determined

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     with discounted cash flow methodologies use inputs such as earnings multiples based on comparable public companies, and industry-specific non-earnings based multiples. Certain of these securities are valued based on independent non-binding broker quotations.

  Derivative Assets and Derivative Liabilities

     These derivatives are principally valued using an income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

  Interest rate contracts.

     Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and LIBOR basis curves.

     Option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves, and interest rate volatility.

  Foreign currency contracts.

     Non-option based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves and cross currency basis curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

  Credit contracts.

     Non-option-based -- Significant unobservable inputs may include credit correlation, repurchase rates, and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

  Equity market contracts.

     Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves.

     Option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves and equity volatility.

  Guaranteed Minimum Benefit Guarantees

     These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Reinsurance Ceded on Certain Guaranteed Minimum Benefit Guarantees

     These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, counterparty credit spreads and cost of capital for purposes of calculating the risk margin.

  Embedded Derivatives Within Funds Withheld Related to Certain Ceded
  Reinsurance

     These derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Separate Account Assets

     These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities and derivatives referred to above. Separate account assets within this level also include mortgage loans and other limited partnership interests. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

  Long-term Debt of CSEs

     The estimated fair value of the long-term debt of the Company's CSEs are priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived from or corroborated by observable market data.

TRANSFERS BETWEEN LEVELS 1 AND 2:

     During the year ended December 31, 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

     Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the year ended December 31, 2010 are summarized below.

     During the year ended December 31, 2010, fixed maturity securities transfers into Level 3 of $1,255 million, and separate account assets transfers into Level 3 of $46 million, resulted primarily from current market conditions characterized by a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade). These current market conditions have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value principally for certain private placements included in U.S. and foreign corporate securities.

     During the year ended December 31, 2010, fixed maturity securities transfers out of Level 3 of $1,066 million and separate account assets transfers out of Level 3 of $231 million, resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to corroborate pricing received from independent pricing services with observable inputs or increases in market activity and upgraded credit ratings primarily for certain U.S. and foreign corporate securities, RMBS, ABS and foreign government securities.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs is as follows:

                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                  -------------------------------------------------------------------------------------------------
                                                   TOTAL REALIZED/UNREALIZED
                                                  GAINS (LOSSES) INCLUDED IN:
                                               ---------------------------------      PURCHASES,
                                                                       OTHER            SALES,
                                   BALANCE,                        COMPREHENSIVE    ISSUANCES AND    TRANSFER INTO    TRANSFER OUT
                                  JANUARY 1,   EARNINGS (1), (2)   INCOME (LOSS)   SETTLEMENTS (3)    LEVEL 3 (4)    OF LEVEL 3 (4)
                                  ----------   -----------------   -------------   ---------------   -------------   --------------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities.....    $ 4,674           $  7              $184            $(400)           $  751          $  (153)
  Foreign corporate securities..      3,456            (33)              179             (709)              351             (448)
  RMBS..........................      1,580             27                71             (333)               57             (192)
  U.S. Treasury, agency and
     government guaranteed
     securities.................         --             --                --               22                22               --
  CMBS..........................         87             --                50              (21)               45               --
  ABS...........................      1,668            (39)              276              494                29             (139)
  State and political
     subdivision securities.....         20             --                --                2                --              (21)
  Foreign government
     securities.................        249              4                16               15                --             (113)
                                    -------           ----              ----            -----            ------          -------
     Total fixed maturity
       securities...............    $11,734           $(34)             $776            $(930)           $1,255          $(1,066)
                                    =======           ====              ====            =====            ======          =======
Equity securities:
  Common stock..................    $    64           $ (1)             $ --            $  16            $    1          $    (1)
  Non-redeemable preferred
     stock......................        793             30                 2             (192)               --               --
                                    -------           ----              ----            -----            ------          -------
     Total equity securities....    $   857           $ 29              $  2            $(176)           $    1          $    (1)
                                    =======           ====              ====            =====            ======          =======
Trading and other securities:
  Actively Traded Securities....    $    32           $ --              $ --            $ (22)           $   --          $    --
  FVO general account
     securities.................         51             10                --              (30)               37              (18)
                                    -------           ----              ----            -----            ------          -------
     Total trading and other
       securities...............    $    83           $ 10              $ --            $ (52)           $   37          $   (18)
                                    =======           ====              ====            =====            ======          =======
Short-term investments..........    $     8           $  1              $ --            $ 370            $   --          $    --
Net derivatives: (5)
  Interest rate contracts.......    $    --           $ 23              $(36)           $ (10)           $   --          $    --
  Foreign currency contracts....         53             28                --              (35)               --               --
  Credit contracts..............         37              2                 1               (7)               --               --
  Equity market contracts.......          2             (2)               --               --                --               --
                                    -------           ----              ----            -----            ------          -------
     Total net derivatives......    $    92           $ 51              $(35)           $ (52)           $   --          $    --
                                    =======           ====              ====            =====            ======          =======
Separate account assets (6).....    $ 1,583           $142              $ --            $ (31)           $   46          $  (231)
                                   FAIR VALUE
                                  MEASUREMENTS
                                      USING
                                   SIGNIFICANT
                                  UNOBSERVABLE
                                     INPUTS
                                    (LEVEL 3)
                                  ------------
                                    BALANCE,
                                  DECEMBER 31,
                                  ------------
                                       (IN
                                    MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities.....     $ 5,063
  Foreign corporate securities..       2,796
  RMBS..........................       1,210
  U.S. Treasury, agency and
     government guaranteed
     securities.................          44
  CMBS..........................         161
  ABS...........................       2,289
  State and political
     subdivision securities.....           1
  Foreign government
     securities.................         171
                                     -------
     Total fixed maturity
       securities...............     $11,735
                                     =======
Equity securities:
  Common stock..................     $    79
  Non-redeemable preferred
     stock......................         633
                                     -------
     Total equity securities....     $   712
                                     =======
Trading and other securities:
  Actively Traded Securities....     $    10
  FVO general account
     securities.................          50
                                     -------
     Total trading and other
       securities...............     $    60
                                     =======
Short-term investments..........     $   379
Net derivatives: (5)
  Interest rate contracts.......     $   (23)
  Foreign currency contracts....          46
  Credit contracts..............          33
  Equity market contracts.......          --
                                     -------
     Total net derivatives......     $    56
                                     =======
Separate account assets (6).....     $ 1,509



                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                     ----------------------------------------------------------------------------------------
                                                            TOTAL
                                                     REALIZED/UNREALIZED
                                                   (GAINS) LOSSES INCLUDED
                                                             IN:
                                                  ------------------------      PURCHASES,
                                                                 OTHER            SALES,
                                      BALANCE,    EARNINGS   COMPREHENSIVE    ISSUANCES AND    TRANSFER INTO    TRANSFER OUT
                                     JANUARY 1,   (1), (2)   INCOME (LOSS)   SETTLEMENTS (3)    LEVEL 3 (4)    OF LEVEL 3 (4)
                                     ----------   --------   -------------   ---------------   -------------   --------------
                                                                           (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
LIABILITIES:
Net embedded derivatives (7).......     $(166)      $588          $--              $(40)            $--              $--
Long-term debt of consolidated
  securitization entities (8)......     $  --       $(48)         $--              $232             $--              $--
                                      FAIR VALUE
                                     MEASUREMENTS
                                         USING
                                      SIGNIFICANT
                                     UNOBSERVABLE
                                        INPUTS
                                       (LEVEL 3)
                                     ------------
                                       BALANCE,
                                     DECEMBER 31,
                                     ------------
                                          (IN
                                       MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
LIABILITIES:
Net embedded derivatives (7).......      $382
Long-term debt of consolidated
  securitization entities (8)......      $184

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                             FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                        ---------------------------------------------------------------------------------
                                                         TOTAL REALIZED/UNREALIZED
                                                        GAINS (LOSSES) INCLUDED IN:
                                                     ---------------------------------      PURCHASES,
                                                                             OTHER            SALES,        TRANSFER INTO
                                         BALANCE,                        COMPREHENSIVE    ISSUANCES AND      AND/OR OUT
                                        JANUARY 1,   EARNINGS (1), (2)   INCOME (LOSS)   SETTLEMENTS (3)   OF LEVEL 3 (4)
                                        ----------   -----------------   -------------   ---------------   --------------
                                                                          (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities...........    $ 5,089         $  (276)           $  572          $(1,002)           $ 291
  Foreign corporate securities........      3,367            (210)            1,156             (614)            (243)
  RMBS................................        373              35                80            1,134              (42)
  U.S. Treasury, agency and government
     guaranteed securities............         48              --                --              (27)             (21)
  CMBS................................        138               6                 4              (38)             (23)
  ABS.................................      1,487             (63)              281              (61)              24
  State and political subdivision
     securities.......................         76              --                 1              (15)             (42)
  Foreign government securities.......        202               2                18               66              (39)
                                          -------         -------            ------          -------            -----
     Total fixed maturity securities..    $10,780         $  (506)           $2,112          $  (557)           $ (95)
                                          =======         =======            ======          =======            =====
Equity securities:
  Common stock........................    $    59         $    (2)           $   (2)         $     9            $  --
  Non-redeemable preferred stock......        918            (251)              355             (190)             (39)
                                          -------         -------            ------          -------            -----
     Total equity securities..........    $   977         $  (253)           $  353          $  (181)           $ (39)
                                          =======         =======            ======          =======            =====
Trading and other securities..........    $   116         $    16            $   --          $   (49)           $  --
Short-term investments................    $    75         $    (9)           $   --          $   (53)           $  (5)
Net derivatives (5)...................    $   (19)        $    35            $   (1)         $    79            $  (2)
Net embedded derivatives (7)..........    $ 1,702         $(1,570)           $   --          $    34            $  --
Separate account assets (6)...........    $ 1,486         $  (221)           $   --          $   452            $(134)
                                         FAIR VALUE
                                        MEASUREMENTS
                                            USING
                                         SIGNIFICANT
                                        UNOBSERVABLE
                                           INPUTS
                                          (LEVEL 3)
                                        ------------
                                          BALANCE,
                                        DECEMBER 31,
                                        ------------
                                             (IN
                                          MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities...........     $ 4,674
  Foreign corporate securities........       3,456
  RMBS................................       1,580
  U.S. Treasury, agency and government
     guaranteed securities............          --
  CMBS................................          87
  ABS.................................       1,668
  State and political subdivision
     securities.......................          20
  Foreign government securities.......         249
                                           -------
     Total fixed maturity securities..     $11,734
                                           =======
Equity securities:
  Common stock........................     $    64
  Non-redeemable preferred stock......         793
                                           -------
     Total equity securities..........     $   857
                                           =======
Trading and other securities..........     $    83
Short-term investments................     $     8
Net derivatives (5)...................     $    92
Net embedded derivatives (7)..........     $   166
Separate account assets (6)...........     $ 1,583



                                        FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                             --------------------------------------------------------------------------------------------
                                                                          TOTAL REALIZED/UNREALIZED
                                                                         GAINS (LOSSES) INCLUDED IN:
                                                                      ---------------------------------      PURCHASES,
                               BALANCE,                                                       OTHER            SALES,
                             DECEMBER 31,    IMPACT OF    BALANCE,                        COMPREHENSIVE    ISSUANCES AND
                                 2007      ADOPTION (9)  JANUARY 1,   EARNINGS (1), (2)   INCOME (LOSS)   SETTLEMENTS (3)
                             ------------  ------------  ----------   -----------------   -------------   ---------------
                                                                     (IN MILLIONS)
YEAR ENDED DECEMBER 31,
  2008:
ASSETS:
Fixed maturity securities:
  U.S. corporate
     securities............     $ 5,527       $    --      $ 5,527          $ (455)          $(1,085)          $ 606
  Foreign corporate
     securities............       4,752            --        4,752            (127)           (1,794)           (104)
  RMBS.....................         899            --          899              (2)             (111)            (53)
  U.S. Treasury, agency and
     government guaranteed
     securities............          55            --           55              --                (1)            (29)
  CMBS.....................         271            --          271              (6)              (57)              2
  ABS......................       2,814            --        2,814             (80)             (672)           (549)
  State and political
     subdivision
     securities............          56            --           56               1                11              33
  Foreign government
     securities............         475            --          475              (5)              (17)           (256)
  Other fixed maturity
     securities............         217            --          217              --               (37)           (180)
                                -------       -------      -------          ------           -------           -----
     Total fixed maturity
       securities..........     $15,066           $--      $15,066          $ (674)          $(3,763)          $(530)
                                =======       =======      =======          ======           =======           =====
Equity securities:
  Common stock.............     $    60           $--      $    60          $    2           $    (4)          $   1
  Non-redeemable preferred
     stock.................       1,467            --        1,467            (130)             (342)            (55)
                                -------       -------      -------          ------           -------           -----
     Total equity
       securities..........     $ 1,527           $--      $ 1,527          $ (128)          $  (346)          $ (54)
                                =======       =======      =======          ======           =======           =====
Trading and other
  securities...............     $   174           $--      $   174          $  (26)          $    --           $ (32)
Short-term investments.....     $   149           $--      $   149          $   (2)          $    --           $ (72)
Net embedded derivatives
  (7)......................     $    25           $30      $    55          $1,631           $    --           $  16
Separate account assets
  (6)......................     $ 1,170           $--      $ 1,170          $  (86)          $    --           $ (22)
                               FAIR VALUE MEASUREMENTS
                                  USING SIGNIFICANT
                              UNOBSERVABLE INPUTS (LEVEL
                                          3)
                             ---------------------------
                             TRANSFER INTO
                             AND/OR OUT OF    BALANCE,
                              LEVEL 3 (4)   DECEMBER 31,
                             -------------  ------------
                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31,
  2008:
ASSETS:
Fixed maturity securities:
  U.S. corporate
     securities............      $ 496         $ 5,089
  Foreign corporate
     securities............        640           3,367
  RMBS.....................       (360)            373
  U.S. Treasury, agency and
     government guaranteed
     securities............         23              48
  CMBS.....................        (72)            138
  ABS......................        (26)          1,487
  State and political
     subdivision
     securities............        (25)             76
  Foreign government
     securities............          5             202
  Other fixed maturity
     securities............         --              --
                                 -----         -------
     Total fixed maturity
       securities..........      $ 681         $10,780
                                 =====         =======
Equity securities:
  Common stock.............      $  --         $    59
  Non-redeemable preferred
     stock.................        (22)            918
                                 -----         -------
     Total equity
       securities..........      $ (22)        $   977
                                 =====         =======
Trading and other
  securities...............      $  --         $   116
Short-term investments.....      $  --         $    75
Net embedded derivatives
  (7)......................      $  --         $ 1,702
Separate account assets
  (6)......................      $ 424         $ 1,486

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                        FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                            ----------------------------------------------------------------------------------------------
                                                                           TOTAL REALIZED/UNREALIZED
                                                                          (GAINS) LOSSES INCLUDED IN:
                                                                       ---------------------------------      PURCHASES,
                              BALANCE,                                                         OTHER            SALES,
                            DECEMBER 31,     IMPACT OF     BALANCE,                        COMPREHENSIVE    ISSUANCES AND
                                2007       ADOPTION (9)   JANUARY 1,   EARNINGS (1), (2)   INCOME (LOSS)   SETTLEMENTS (3)
                            ------------   ------------   ----------   -----------------   -------------   ---------------
                                                                                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31,
  2008:
LIABILITIES:
Net derivatives (5).......      $(134)          $1           $(133)           $60               $--              $92
                               FAIR VALUE MEASUREMENTS
                                  USING SIGNIFICANT
                             UNOBSERVABLE INPUTS (LEVEL
                                         3)
                            ----------------------------
                            TRANSFER INTO
                            AND/OR OUT OF     BALANCE,
                             LEVEL 3 (4)    DECEMBER 31,
                            -------------   ------------
YEAR ENDED DECEMBER 31,
  2008:
LIABILITIES:
Net derivatives (5).......       $--             $19


--------

   (1) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains (losses). Impairments charged to earnings on securities are included within net investment gains (losses) which are reported within the earnings caption of total gains (losses). Lapses associated with embedded derivatives are included within the earnings caption of total gains (losses).

   (2) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (3) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (4) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and out in the same period are excluded from the rollforward.

   (5) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

   (6) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

   (7) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

   (8) The long-term debt at January 1, 2010 of the CSEs is reported within the purchases, sales, issuances and settlements activity column of the rollforward.

   (9) The impact of adoption of fair value measurement guidance represents the amount recognized in earnings resulting from a change in estimate for certain Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was a $29 million increase to net assets. Such amount was also impacted by a decrease to DAC of $9 million. The impact of this adoption on RGA-- not reflected in the table above as a result of the inclusion of RGA in discontinued operations -- was a net increase of $2 million (i.e., a decrease in Level 3 net embedded derivative liabilities of $17 million, offset by a DAC decrease of $15 million) for a total increase of $22 million in Level 3 net assets. This increase of $22 million, offset by a $9 million reduction in the estimated fair value of Level 2 freestanding derivatives, resulted in a total net impact of adoption of $13 million.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below summarize both realized and unrealized gains and losses due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                             TOTAL GAINS AND LOSSES
                                         -------------------------------------------------------------
                                                  CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                         (LOSSES) INCLUDED IN EARNINGS
                                         -------------------------------------------------------------
                                             NET               NET                 NET
                                         INVESTMENT        INVESTMENT          DERIVATIVE
                                           INCOME        GAINS (LOSSES)      GAINS (LOSSES)      TOTAL
                                         ----------      --------------      --------------      -----
                                                                 (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities............       $17             $ (10)              $  --          $   7
  Foreign corporate securities.........        (1)              (32)                 --            (33)
  RMBS.................................        36                (9)                 --             27
  CMBS.................................         2                (2)                 --             --
  ABS..................................        32               (71)                 --            (39)
  Foreign government securities........         5                (1)                 --              4
                                            -----             -----               -----          -----
     Total fixed maturity securities...       $91             $(125)              $  --          $ (34)
                                            =====             =====               =====          =====
Equity securities:
  Common stock.........................     $  --             $  (1)              $  --          $  (1)
  Non-redeemable preferred stock.......        --                30                  --             30
                                            -----             -----               -----          -----
     Total equity securities...........       $--             $  29               $  --          $  29
                                            =====             =====               =====          =====
Short-term investments.................       $ 1             $  --               $  --          $   1
Trading and other securities:
  FVO general account securities.......       $10             $  --               $  --          $  10
Net derivatives:
  Interest rate contracts..............       $--             $  --               $  23          $  23
  Foreign currency contracts...........        --                --                  28             28
  Credit contracts.....................        --                --                   2              2
  Equity market contracts..............        --                --                  (2)            (2)
                                            -----             -----               -----          -----
     Total net derivatives.............       $--             $  --               $  51          $  51
                                            =====             =====               =====          =====
LIABILITIES:
Net embedded derivatives...............       $--             $  --               $(588)         $(588)
Long-term debt of consolidated
  securitization entities..............       $--             $  48               $  --          $  48

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                             TOTAL GAINS AND LOSSES
                                        ---------------------------------------------------------------
                                                  CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                         (LOSSES) INCLUDED IN EARNINGS
                                        ---------------------------------------------------------------
                                            NET               NET                 NET
                                        INVESTMENT        INVESTMENT          DERIVATIVE
                                          INCOME        GAINS (LOSSES)      GAINS (LOSSES)       TOTAL
                                        ----------      --------------      --------------      -------
                                                                 (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities...........     $  12             $(288)             $    --         $  (276)
  Foreign corporate securities........        (8)             (202)                  --            (210)
  RMBS................................        30                 5                   --              35
  CMBS................................        --                 6                   --               6
  ABS.................................         8               (71)                  --             (63)
  Foreign government securities.......         3                (1)                  --               2
                                           -----             -----              -------         -------
     Total fixed maturity securities..       $45             $(551)             $    --         $  (506)
                                           =====             =====              =======         =======
Equity securities:
  Common stock........................       $--             $  (2)             $    --         $    (2)
  Non-redeemable preferred stock......        --              (251)                  --            (251)
                                           -----             -----              -------         -------
     Total equity securities..........       $--             $(253)             $    --         $  (253)
                                           =====             =====              =======         =======
Trading and other securities..........       $16             $  --              $    --         $    16
Short-term investments................       $--             $  (9)             $    --         $    (9)
Net derivatives.......................       $--             $  --              $    35         $    35
LIABILITIES:
Net embedded derivatives..............       $--             $  --              $(1,570)        $(1,570)

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                             TOTAL GAINS AND LOSSES
                                         --------------------------------------------------------------
                                                   CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                          (LOSSES) INCLUDED IN EARNINGS
                                         --------------------------------------------------------------
                                             NET               NET                 NET
                                         INVESTMENT        INVESTMENT          DERIVATIVE
                                           INCOME        GAINS (LOSSES)      GAINS (LOSSES)       TOTAL
                                         ----------      --------------      --------------      ------
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities............     $  8              $(463)             $   --          $ (455)
  Foreign corporate securities.........       (6)              (121)                 --            (127)
  RMBS.................................       --                 (2)                 --              (2)
  CMBS.................................       --                 (6)                 --              (6)
  ABS..................................        3                (83)                 --             (80)
  State and political subdivision
     securities........................       --                  1                  --               1
  Foreign government securities........        4                 (9)                 --              (5)
                                            ----              -----              ------          ------
     Total fixed maturity securities...     $  9              $(683)             $   --          $ (674)
                                            ====              =====              ======          ======
Equity securities:
  Common stock.........................     $ --              $   2              $   --          $    2
  Non-redeemable preferred stock.......       --               (130)                 --            (130)
                                            ----              -----              ------          ------
     Total equity securities...........     $ --              $(128)             $   --          $ (128)
                                            ====              =====              ======          ======
Trading and other securities...........     $(26)             $  --              $   --          $  (26)
Short-term investments.................     $  1              $  (3)             $   --          $   (2)
LIABILITIES:
Net derivatives........................     $ --              $  --              $  (60)         $  (60)
Net embedded derivatives...............     $ --              $  --              $1,631          $1,631

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below summarize the portion of unrealized gains and losses, due to changes in estimated fair value, recorded in earnings for Level 3 assets and liabilities that were still held at the respective time periods:

                                                      CHANGES IN UNREALIZED GAINS (LOSSES)
                                          RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER 31, 2010
                                         -------------------------------------------------------------
                                             NET               NET                 NET
                                         INVESTMENT        INVESTMENT          DERIVATIVE
                                           INCOME        GAINS (LOSSES)      GAINS (LOSSES)      TOTAL
                                         ----------      --------------      --------------      -----
                                                                 (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities............      $ 8              $ (32)              $  --          $ (24)
  Foreign corporate securities.........       (2)               (43)                 --            (45)
  RMBS.................................       36                 --                  --             36
  CMBS.................................        1                 (2)                 --             (1)
  ABS..................................       31                (49)                 --            (18)
  Foreign government securities........        5                 --                  --              5
                                             ---              -----               -----          -----
     Total fixed maturity securities...      $79              $(126)              $  --          $ (47)
                                             ===              =====               =====          =====
Equity securities:
  Common stock.........................      $--              $  (2)              $  --          $  (2)
  Non-redeemable preferred stock.......       --                 (3)                 --             (3)
                                             ---              -----               -----          -----
     Total equity securities...........      $--              $  (5)              $  --          $  (5)
                                             ===              =====               =====          =====
Trading and other securities:
  FVO general account securities.......      $13              $  --               $  --          $  13
     Short-term investments............      $ 1              $  --               $  --          $   1
Net derivatives:
  Interest rate contracts..............      $--              $  --               $  23          $  23
  Foreign currency contracts...........       --                 --                  21             21
  Credit contracts.....................       --                 --                   3              3
  Equity market contracts..............       --                 --                  (2)            (2)
                                             ---              -----               -----          -----
     Total net derivatives.............      $--              $  --               $  45          $  45
                                             ===              =====               =====          =====
LIABILITIES:
Net embedded derivatives...............      $                $                   $(584)         $(584)
Long-term debt of consolidated
  securitization entities..............      $--              $  48               $  --          $  48

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                      CHANGES IN UNREALIZED GAINS (LOSSES)
                                          RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER 31, 2009
                                        ---------------------------------------------------------------
                                            NET               NET                 NET
                                        INVESTMENT        INVESTMENT          DERIVATIVE
                                          INCOME        GAINS (LOSSES)      GAINS (LOSSES)       TOTAL
                                        ----------      --------------      --------------      -------
                                                                 (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities...........     $  11             $(281)             $    --         $  (270)
  Foreign corporate securities........        (7)             (106)                  --            (113)
  RMBS................................        30                 6                   --              36
  CMBS................................        --                (5)                  --              (5)
  ABS.................................         8               (97)                  --             (89)
  Foreign government securities.......         3                --                   --               3
                                           -----             -----              -------         -------
     Total fixed maturity securities..       $45             $(483)             $    --         $  (438)
                                           =====             =====              =======         =======
Equity securities:
  Common stock........................       $--             $  (1)             $    --         $    (1)
  Non-redeemable preferred stock......        --              (128)                  --            (128)
                                           -----             -----              -------         -------
     Total equity securities..........       $--             $(129)             $    --         $  (129)
                                           =====             =====              =======         =======
Trading and other securities..........       $15             $  --              $    --         $    15
Net derivatives.......................       $--             $  --              $    96         $    96
LIABILITIES:
Net embedded derivatives..............       $--             $  --              $(1,568)        $(1,568)

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                      CHANGES IN UNREALIZED GAINS (LOSSES)
                                          RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER 31, 2008
                                         --------------------------------------------------------------
                                             NET               NET                 NET
                                         INVESTMENT        INVESTMENT          DERIVATIVE
                                           INCOME        GAINS (LOSSES)      GAINS (LOSSES)       TOTAL
                                         ----------      --------------      --------------      ------
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities............     $  6              $(283)             $   --          $ (277)
  Foreign corporate securities.........       (8)              (120)                 --            (128)
  RMBS.................................       --                 --                  --              --
  CMBS.................................       --                 --                  --              --
  ABS..................................        3                (63)                 --             (60)
  Foreign government securities........        4                 --                  --               4
                                            ----              -----              ------          ------
     Total fixed maturity securities...     $  5              $(466)             $   --          $ (461)
                                            ====              =====              ======          ======
Equity securities:
  Common stock.........................     $ --              $  (1)             $   --          $   (1)
  Non-redeemable preferred stock.......       --               (113)                 --            (113)
                                            ----              -----              ------          ------
     Total equity securities...........     $ --              $(114)             $   --          $ (114)
                                            ====              =====              ======          ======
Trading and other securities...........     $(18)             $  --              $   --          $  (18)
LIABILITIES:
Net derivatives........................     $ --              $  --              $  (93)         $  (93)
Net embedded derivatives...............     $ --              $  --              $1,632          $1,632


FVO -- CONSOLIDATED SECURITIZATION ENTITIES

     As discussed in Note 1, upon the adoption of new guidance effective January 1, 2010, the Company elected fair value accounting for the following assets and liabilities held by CSEs: securities and long-term debt. Information on the estimated fair value of the securities classified as trading and other securities is presented in Note 3. The following table presents the long-term debt carried under the FVO related to securities classified as trading and other securities at:

                                                                  DECEMBER 31, 2010
                                                                  -----------------
                                                                    (IN MILLIONS)
Contractual principal balance...................................         $214
Excess of contractual principal balance over estimated fair
  value.........................................................          (30)
                                                                         ----
  Carrying value at estimated fair value........................         $184
                                                                         ====



     Interest expense on long-term debt of CSEs is recorded in other expenses. Gains and losses from initial measurement, subsequent changes in estimated fair value and gains or losses on sales of long-term debt are recognized in net investment gains (losses), which is summarized in Note 3.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NON-RECURRING FAIR VALUE MEASUREMENTS

     Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the period and still held at the reporting dates.

                                                               YEARS ENDED DECEMBER 31,
                         ----------------------------------------------------------------------------------------------------
                                         2010                                  2009                            2008
                         ------------------------------------  ------------------------------------  ------------------------
                           CARRYING    ESTIMATED       NET       CARRYING    ESTIMATED       NET       CARRYING    ESTIMATED
                            VALUE         FAIR     INVESTMENT     VALUE         FAIR     INVESTMENT     VALUE         FAIR
                           PRIOR TO   VALUE AFTER     GAINS      PRIOR TO   VALUE AFTER     GAINS      PRIOR TO   VALUE AFTER
                         MEASUREMENT  MEASUREMENT   (LOSSES)   MEASUREMENT  MEASUREMENT   (LOSSES)   MEASUREMENT  MEASUREMENT
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------  -----------
                                                                     (IN MILLIONS)
Mortgage loans: (1)
  Held-for-investment..      $176         $160        $(16)        $248         $168        $ (80)       $234         $188
  Held-for-sale........        --           --          --           --           --           --          26           16
                             ----         ----        ----         ----         ----        -----        ----         ----
     Mortgage loans,
       net.............      $176         $160        $(16)        $248         $168        $ (80)       $260         $204
                             ====         ====        ====         ====         ====        =====        ====         ====
Other limited
  partnership interests
  (2)..................      $  3         $  1        $ (2)        $805         $517        $(288)       $230         $131
Real estate joint
  ventures (3).........      $  8         $  3        $ (5)        $ 80         $ 43        $ (37)       $ --         $ --
                            YEARS
                            ENDED
                          DECEMBER
                             31,
                         ----------
                            2008
                         ----------
                             NET
                         INVESTMENT
                            GAINS
                          (LOSSES)
                         ----------
                             (IN
                          MILLIONS)
Mortgage loans: (1)
  Held-for-investment..     $(46)
  Held-for-sale........      (10)
                            ----
     Mortgage loans,
       net.............     $(56)
                            ====
Other limited
  partnership interests
  (2)..................     $(99)
Real estate joint
  ventures (3).........     $ --


--------

   (1) Mortgage loans -- The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized and are reported as losses above. Subsequent improvements in estimated fair value on previously impaired loans recorded through a reduction in the previously established valuation allowance are reported as gains above. Estimated fair values for impaired mortgage loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, on the estimated fair value of the underlying collateral, or the present value of the expected future cash flows. Impairments to estimated fair value and decreases in previous impairments from subsequent improvements in estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

   (2) Other limited partnership interests -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several private equity and debt funds that typically invest primarily in a diversified pool of investments across certain investment strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; below investment grade debt and mezzanine debt funds. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. Unfunded commitments for these investments were $11 million and $321 million at December 31, 2010 and 2009, respectively.

   (3) Real estate joint ventures -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several real estate funds that typically invest primarily in commercial real estate. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. Unfunded commitments for these investments were $3 million and $45 million at December 31, 2010 and 2009, respectively.

  FAIR VALUE OF FINANCIAL INSTRUMENTS

     Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                               ESTIMATED
                                                         NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2010                                         AMOUNT      VALUE      VALUE
-------------------------------------------------------  --------   --------   ---------
                                                                  (IN MILLIONS)
ASSETS
  Mortgage loans, net..................................              $41,667    $43,278
  Policy loans.........................................              $ 8,270    $ 9,509
  Real estate joint ventures (1).......................              $    50    $    58
  Other limited partnership interests (1)..............              $ 1,423    $ 1,491
  Short-term investments (2)...........................              $   144    $   144
  Other invested assets (1)............................              $ 1,494    $ 1,506
  Cash and cash equivalents............................              $ 3,485    $ 3,485
  Accrued investment income............................              $ 2,183    $ 2,183
  Premiums, reinsurance and other receivables (1)......              $18,268    $18,999
LIABILITIES
  Policyholder account balances (1)....................              $66,249    $68,861
  Payables for collateral under securities loaned and
     other transactions................................              $17,014    $17,014
  Short-term debt......................................              $   102    $   102
  Long-term debt (1), (3)..............................              $ 3,399    $ 3,473
  Other liabilities (1)................................              $24,553    $25,034
  Separate account liabilities (1).....................              $37,791    $37,791
COMMITMENTS (4)
  Mortgage loan commitments............................   $2,516     $    --    $   (13)
  Commitments to fund bank credit facilities, bridge
     loans and private corporate bond investments......   $1,997     $    --    $    16

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                               ESTIMATED
                                                         NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2009                                         AMOUNT      VALUE      VALUE
-------------------------------------------------------  --------   --------   ---------
                                                                  (IN MILLIONS)
ASSETS
  Mortgage loans, net..................................              $40,620    $39,155
  Policy loans.........................................              $ 8,099    $ 9,108
  Real estate joint ventures (1).......................              $    49    $    61
  Other limited partnership interests (1)..............              $ 1,443    $ 1,431
  Short-term investments (2)...........................              $    15    $    15
  Other invested assets (1)............................              $ 1,707    $ 1,659
  Cash and cash equivalents............................              $ 3,347    $ 3,347
  Accrued investment income............................              $ 2,066    $ 2,066
  Premiums, reinsurance and other receivables (1)......              $18,271    $18,648
LIABILITIES
  Policyholder account balances (1)....................              $64,097    $64,081
  Payables for collateral under securities loaned and
     other transactions................................              $14,662    $14,662
  Short-term debt......................................              $   319    $   319
  Long-term debt (1)...................................              $ 3,474    $ 3,494
  Other liabilities (1)................................              $17,192    $17,192
  Separate account liabilities (1).....................              $28,874    $28,874
COMMITMENTS (4)
  Mortgage loan commitments............................   $1,262     $    --    $   (43)
  Commitments to fund bank credit facilities, bridge
     loans and private corporate bond investments......   $  763     $    --    $   (19)


--------

   (1) Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

   (2) Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because these tables do not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

   (3) Long-term debt as presented in the table above does not include long-term debt of CSEs.

   (4) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, equity securities, trading and other securities, derivative assets and liabilities, net embedded derivatives within asset and liability host contracts, separate account assets, long-term debt of CSEs and trading liabilities. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


excluded from the tables above. The estimated fair value for these financial instruments approximates carrying value.

  Mortgage Loans

     The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk. Certain mortgage loans have been impaired to their estimated fair value which is determined using independent broker quotations or, when the mortgage loan is in foreclosure or otherwise determined to be collateral dependent, the fair value of the underlying collateral is estimated using internal models.

  Policy Loans

     For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Real Estate Joint Ventures and Other Limited Partnership Interests

     Real estate joint ventures and other limited partnership interests included in the preceding tables consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheets represents investments in real estate carried at cost less accumulated depreciation, or real estate joint ventures and other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

     The estimated fair values for other limited partnership interests and real estate joint ventures accounted for under the cost method are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Short-term Investments

     Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

  Other Invested Assets

     Other invested assets within the preceding tables are principally comprised of loans to affiliates and funds withheld.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities. For funds withheld, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. These estimated fair values were not materially different from the recognized carrying values.

  Cash and Cash Equivalents

     Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

  Accrued Investment Income

     Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

  Premiums, Reinsurance and Other Receivables

     Premiums, reinsurance and other receivables in the preceding tables are principally comprised of certain amounts recoverable under reinsurance contracts, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions and amounts receivable for securities sold but not yet settled.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding tables. Amounts recoverable under ceded reinsurance contracts, which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting, have been included in the preceding tables. The estimated fair value is determined as the present value of expected future cash flows under the related contracts, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

  Policyholder Account Balances

     Policyholder account balances in the tables above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the tables above as they are separately presented in "-- Recurring Fair Value Measurements." The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The fair values for these investment

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

  Payables for Collateral Under Securities Loaned and Other Transactions

     The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in nonperformance risk are necessary.

  Short-term and Long-term Debt

     The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The estimated fair values of long-term debt are generally determined by discounting expected future cash flows using market rates currently available for debt with similar terms, remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights; contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

     The carrying value of long-term debt presented in the table above differs from the amounts presented in the consolidated balance sheets as it does not include capital leases which are not required to be disclosed at estimated fair value.

  Other Liabilities

     Other liabilities included in the tables above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest and dividends payable; amounts due for securities purchased but not yet settled; and amounts payable under certain ceded and assumed reinsurance treaties accounted for as deposit type treaties. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For these reinsurance payables, the estimated fair value is determined as the present value of expected future cash flows under the related contracts, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Separate Account Liabilities

     Separate account liabilities included in the preceding tables represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance; funding agreements related to group life contracts; and certain contracts that provide for benefit funding.

     Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

  Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

     The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund bank credit facilities, bridge loans and private corporate bonds that will be held for investment reflected in the above tables represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                             DAC     VOBA    TOTAL
                                                           -------   ----   -------
                                                                 (IN MILLIONS)
Balance at January 1, 2008...............................  $ 8,551   $ 77   $ 8,628
  Capitalizations........................................      901     --       901
                                                           -------   ----   -------
     Subtotal............................................    9,452     77     9,529
                                                           -------   ----   -------
  Amortization related to:
     Net investment gains (losses).......................     (157)     4      (153)
     Other expenses......................................     (909)   (19)     (928)
                                                           -------   ----   -------
       Total amortization................................   (1,066)   (15)   (1,081)
                                                           -------   ----   -------
  Unrealized investment gains (losses)...................    2,274    146     2,420
  Effect of foreign currency translation and other.......        2      1         3
                                                           -------   ----   -------
Balance at December 31, 2008.............................   10,662    209    10,871
  Capitalizations........................................      857     --       857
                                                           -------   ----   -------
     Subtotal............................................   11,519    209    11,728
                                                           -------   ----   -------
  Amortization related to:
     Net investment gains (losses).......................      254      1       255
     Other expenses......................................     (648)   (22)     (670)
                                                           -------   ----   -------
       Total amortization................................     (394)   (21)     (415)
                                                           -------   ----   -------
  Unrealized investment gains (losses)...................   (1,897)   (52)   (1,949)
                                                           -------   ----   -------
Balance at December 31, 2009.............................    9,228    136     9,364
  Capitalizations........................................      804     --       804
                                                           -------   ----   -------
     Subtotal............................................   10,032    136    10,168
                                                           -------   ----   -------
  Amortization related to:
     Net investment gains (losses).......................     (127)    --      (127)
     Other expenses......................................     (809)   (14)     (823)
                                                           -------   ----   -------
       Total amortization................................     (936)   (14)     (950)
                                                           -------   ----   -------
  Unrealized investment gains (losses)...................   (1,020)    (7)   (1,027)
                                                           -------   ----   -------
Balance at December 31, 2010.............................  $ 8,076   $115   $ 8,191
                                                           =======   ====   =======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $10 million in 2011, $10 million in 2012, $10 million in 2013, $9 million in 2014 and $8 million in 2015.

     Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding DAC and VOBA by segment is as follows:

                                              DAC               VOBA              TOTAL
                                       ----------------   ---------------   ----------------
                                                            DECEMBER 31,
                                       -----------------------------------------------------
                                        2010      2009     2010     2009     2010      2009
                                       ------   -------   ------   ------   ------   -------
                                                           (IN MILLIONS)
Insurance Products...................  $6,143    $7,034    $ 97     $114    $6,240    $7,148
Retirement Products..................   1,866     2,126      17       20     1,883     2,146
Corporate Benefit Funding............      66        66      --       --        66        66
Corporate & Other....................       1         2       1        2         2         4
                                       -- ---    ------    ----     ----    -- ---    ------
  Total..............................  $8,076    $9,228    $115     $136    $8,191    $9,364
                                       == ===    ======    ====     ====    == ===    ======



7.  GOODWILL

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Information regarding goodwill is as follows:

                                                                  DECEMBER 31,
                                                               ------------------
                                                               2010   2009   2008
                                                               ----   ----   ----
                                                                  (IN MILLIONS)
Balance at January 1,........................................  $111   $111   $108
Acquisitions.................................................    --     --      3
                                                               ----   ----   ----
Balance at December 31,......................................  $111   $111   $111
                                                               ====   ====   ====



     Information regarding goodwill by segment and reporting unit is as follows:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2010   2009
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Insurance Products:
  Group life......................................................  $  3   $  3
  Individual life.................................................    27     27
  Non-medical health..............................................    65     65
                                                                    ----   ----
     Total Insurance Products.....................................    95     95
Retirement Products...............................................    10     10
Corporate Benefit Funding.........................................     2      2
Corporate & Other.................................................     4      4
                                                                    ----   ----
       Total......................................................  $111   $111
                                                                    ====   ====



     As described in more detail in Note 1, the Company performed its annual goodwill impairment tests during the third quarter of 2010 based upon data at June 30, 2010. The tests indicated that goodwill was not impaired.

     Management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Continued deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

8.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, were as follows:

                                                            POLICYHOLDER       OTHER POLICY-
                                       FUTURE POLICY          ACCOUNT             RELATED
                                         BENEFITS             BALANCES            BALANCES
                                    ------------------   -----------------   -----------------
                                                           DECEMBER 31,
                                    ----------------------------------------------------------
                                      2010       2009      2010      2009     2010       2009
                                    --------   -------   -------   -------   ------     ------
                                                           (IN MILLIONS)
Insurance Products................  $ 69,529   $68,341   $19,317   $18,947   $5,322     $5,296
Retirement Products...............     6,681     6,400    21,280    21,505       44         41
Corporate Benefit Funding.........    26,391    24,881    48,296    46,103      179        191
Corporate & Other.................       349       338        29        35      104         99
                                    --------   -------   -------   -------   ------     ------
  Total...........................  $102,950   $99,960   $88,922   $86,590   $5,649     $5,627
                                    ========   =======   =======   =======   ======     ======



     See Note 9 for discussion of affiliated reinsurance liabilities included in the table above.

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding VODA and VOCRA, which are reported in other assets, was as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $412      $427      $431
Acquisitions..............................................     7        --         9
Amortization..............................................   (19)      (15)      (13)
                                                            ----      ----      ----
Balance at December 31,...................................  $400      $412      $427
                                                            ====      ====      ====



     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $22 million in 2011, $25 million in 2012, $27 million in 2013, $29 million in 2014 and $30 million in 2015. See Note 2 for a description of acquisitions and dispositions.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, was as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $173      $144      $132
Capitalization............................................    42        51        40
Amortization..............................................   (25)      (22)      (28)
                                                            ----      ----      ----
Balance at December 31,...................................  $190      $173      $144
                                                            ====      ====      ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $63.8 billion and $53.0 billion at December 31, 2010 and 2009, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $34.0 billion and $27.4 billion at December 31, 2010 and 2009, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 3.30% and 3.35% at December 31, 2010 and 2009, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $1.3 billion, $1.1 billion and $1.3 billion for the years ended December 31, 2010, 2009 and 2008, respectively.

     The Company's proportional interest in separate accounts was included in the consolidated balance sheets as follows:

                                                                    DECEMBER 31,
                                                                   --------------
                                                                   2010      2009
                                                                   ----      ----
                                                                    (IN MILLIONS)
Fixed maturity securities........................................  $245       $--
Equity securities................................................  $  6       $35
Cash and cash equivalents........................................  $ 72       $--


     For the years ended December 31, 2010, 2009 and 2008, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

     The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain SPEs that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2010, 2009 and 2008, the Company issued $15.0 billion, $14.1 billion and $18.0 billion, respectively, and repaid $12.3 billion, $16.8 billion and $18.7 billion, respectively, of such funding agreements. At December 31, 2010 and 2009, funding agreements outstanding, which are included in policyholder account balances, were $20.6 billion and $17.3 billion, respectively. During the years ended December 31, 2010, 2009 and 2008, interest credited on the funding agreements, which is included in interest credited to policyholder account balances, was $555 million, $536 million and $911 million, respectively.

     Metropolitan Life Insurance Company is a member of the FHLB of NY and held $890 million and $742 million of common stock of the FHLB of NY at December 31, 2010 and 2009, respectively, which is included in equity securities. MLIC has also entered into funding agreements with the FHLB of NY in exchange for cash and for which the FHLB of NY has been granted a lien on certain MLIC assets, including RMBS to collateralize MLIC's obligations under the funding agreements. MLIC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by MLIC, the FHLB of NY's recovery on the collateral is limited to the amount of MLIC's liability to the FHLB of NY. The amount of the Company's liability for funding agreements with the FHLB of NY was $12.6 billion and $13.7 billion at December 31, 2010 and 2009, respectively, which is included in policyholder account balances. The advances on these agreements were collateralized by mortgage-backed securities with estimated fair values of $14.2 billion and $15.1 billion at December 31, 2010 and 2009, respectively. During the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


years ended December 31, 2010, 2009 and 2008, interest credited on the funding agreements, which is included in interest credited to policyholder account balances, was $276 million, $333 million and $229 million, respectively.

     During 2010, GALIC became a member of the Federal Home Loan Bank of Des Moines ("FHLB of Des Moines") and held $10 million of common stock of the FHLB of Des Moines at December 31, 2010, which is included in equity securities. GALIC had no funding agreements with the FHLB of Des Moines at December 31, 2010.

     Metropolitan Life Insurance Company has issued funding agreements to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer Mac, a federally chartered instrumentality of the United States. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of the Company's liability for funding agreements issued to such SPEs was $2.6 billion and $2.5 billion at December 31, 2010 and 2009, respectively, which is included in policyholder account balances. The obligations under these funding agreements are collateralized by designated agricultural mortgage loans with a carrying value of $2.9 billion at both December 31, 2010 and 2009. During the years ended December 31, 2010, 2009 and 2008, interest credited on the funding agreements, which is included in interest credited to policyholder account balances, was $133 million, $132 million and $132 million, respectively.

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                       ---------------------------
                                                         2010      2009      2008
                                                       -------   -------   -------
                                                              (IN MILLIONS)
Balance at January 1,................................  $ 6,302   $ 5,669   $ 5,174
  Less: Reinsurance recoverables.....................      354       266       265
                                                       -------   -------   -------
Net balance at January 1,............................    5,948     5,403     4,909
                                                       -------   -------   -------
Incurred related to:
  Current year.......................................    3,733     4,480     4,063
  Prior years........................................       13       (14)      (86)
                                                       -------   -------   -------
     Total incurred..................................    3,746     4,466     3,977
                                                       -------   -------   -------
Paid related to:
  Current year.......................................   (2,244)   (2,664)   (2,481)
  Prior years........................................   (1,359)   (1,257)   (1,002)
                                                       -------   -------   -------
     Total paid......................................   (3,603)   (3,921)   (3,483)
                                                       -------   -------   -------
Net balance at December 31,..........................    6,091     5,948     5,403
  Add: Reinsurance recoverables......................      448       354       266
                                                       -------   -------   -------
Balance at December 31,..............................  $ 6,539   $ 6,302   $ 5,669
                                                       =======   =======   =======



     During 2010, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years increased by $13 million. During 2009 and 2008, claims and claim

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

adjustment expenses associated with prior years decreased by $14 million and $86 million, respectively, due to improved loss ratios for non-medical health claim liabilities and improved claim management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                    DECEMBER 31,
                                          ---------------------------------------------------------------
                                                       2010                             2009
                                          ------------------------------   ------------------------------
                                              IN THE             AT            IN THE             AT
                                          EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                          --------------   -------------   --------------   -------------
                                                                   (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value..................     $   4,610       $     N/A        $   4,225       $     N/A
Net amount at risk (2)..................     $      78 (3)   $     N/A        $     218 (3)   $     N/A
Average attained age of
  contractholders.......................      61 years             N/A         60 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value..................     $  40,114       $  13,797        $  34,891       $   9,739
Net amount at risk (2)..................     $   1,241 (3)   $   1,271 (4)    $   2,516 (3)   $   1,552 (4)
Average attained age of
  contractholders.......................      63 years        59 years         62 years        58 years
TWO TIER ANNUITIES
General account value...................           N/A       $     280              N/A       $     282
Net amount at risk (2)..................           N/A       $      49 (5)          N/A       $      50 (5)
Average attained age of
  contractholders.......................           N/A        62 years              N/A        61 years



                                                                  DECEMBER 31,
                                            -------------------------------------------------------
                                                       2010                          2009
                                            -------------------------     -------------------------
                                             SECONDARY       PAID-UP       SECONDARY       PAID-UP
                                            GUARANTEES     GUARANTEES     GUARANTEES     GUARANTEES
                                            ----------     ----------     ----------     ----------
                                                                 (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate
  account)................................   $   6,194      $   1,250      $   5,679      $   1,297
Net amount at risk (2)....................   $  88,425 (3)  $  10,713 (3)  $  92,771 (3)  $  11,521 (3)
Average attained age of policyholders.....    50 years       57 years       48 years       56 years

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding ceded reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

   (5) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                      UNIVERSAL AND VARIABLE
                                                                          LIFE CONTRACTS
                                                                     -----------------------
                                             ANNUITY CONTRACTS
                                        --------------------------
                                        GUARANTEED     GUARANTEED
                                           DEATH     ANNUITIZATION    SECONDARY     PAID-UP
                                         BENEFITS       BENEFITS     GUARANTEES   GUARANTEES   TOTAL
                                        ----------   -------------   ----------   ----------   -----
                                                                (IN MILLIONS)
DIRECT
  Balance at January 1, 2008..........     $ 28           $ 19          $ 13          $12       $ 72
     Incurred guaranteed benefits.....       59             70            14            1        144
     Paid guaranteed benefits.........      (18)            --            --           --        (18)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2008........       69             89            27           13        198
     Incurred guaranteed benefits.....       21             --            40            8         69
     Paid guaranteed benefits.........      (33)            --            --           --        (33)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2009........       57             89            67           21        234
     Incurred guaranteed benefits.....       10             24           179           28        241
     Paid guaranteed benefits.........       (6)            --            --           --         (6)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2010........     $ 61           $113          $246          $49       $469
                                           ====           ====          ====          ===       ====
CEDED
  Balance at January 1, 2008..........     $ 20           $  4          $ --          $--       $ 24
     Incurred guaranteed benefits.....       32             22            --           --         54
     Paid guaranteed benefits.........      (12)            --            --           --        (12)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2008........       40             26            --           --         66
     Incurred guaranteed benefits.....       30              2            44            8         84
     Paid guaranteed benefits.........      (33)            --            --           --        (33)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2009........       37             28            44            8        117
     Incurred guaranteed benefits.....       13              8           165           26        212
     Paid guaranteed benefits.........       (6)            --            --           --         (6)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2010........     $ 44           $ 36          $209          $34       $323
                                           ====           ====          ====          ===       ====
NET
  Balance at January 1, 2008..........     $  8           $ 15          $ 13          $12       $ 48
     Incurred guaranteed benefits.....       27             48            14            1         90
     Paid guaranteed benefits.........       (6)            --            --           --         (6)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2008........       29             63            27           13        132
     Incurred guaranteed benefits.....       (9)            (2)           (4)          --        (15)
     Paid guaranteed benefits.........       --             --            --           --         --
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2009........       20             61            23           13        117
     Incurred guaranteed benefits.....       (3)            16            14            2         29
     Paid guaranteed benefits.........       --             --            --           --         --
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2010........     $ 17           $ 77          $ 37          $15       $146
                                           ====           ====          ====          ===       ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2010      2009
                                                                -------   -------
                                                                  (IN MILLIONS)
Fund Groupings:
  Equity......................................................  $19,167   $16,701
  Balanced....................................................   11,640     8,762
  Bond........................................................    3,875     3,342
  Money Market................................................      218       369
  Specialty...................................................      886       794
                                                                -------   -------
     Total....................................................  $35,786   $29,968
                                                                =======   =======



9.  REINSURANCE

     The Company's Insurance Products segment participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

     For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $1 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     For other policies within the Insurance Products segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements.

     The Company's Retirement Products segment reinsures 90% of the new production of fixed annuities from several affiliates. The Company's Retirement Products segment also reinsures 100% of the living and death benefit guarantees associated with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees associated with its variable annuities issued prior to 2004 to affiliated and non-affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

     The Company's Corporate Benefit Funding segment periodically engages in reinsurance activities, as considered appropriate. The impact of these activities on the financial results of this segment has not been significant.

     The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2010 and 2009, were immaterial.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.3 billion and $2.2 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2010 and 2009, respectively.

     At December 31, 2010, the Company had $5.6 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.6 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of which were unsecured. At December 31, 2009, the Company had $5.5 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 80%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.4 billion of which were unsecured.

     The Company has reinsured with an unaffiliated third-party reinsurer, 49.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                         ---------------------------
                                                           2010      2009      2008
                                                         -------   -------   -------
                                                                (IN MILLIONS)
PREMIUMS:
  Direct premiums......................................  $18,793   $19,285   $19,246
  Reinsurance assumed..................................    1,155     1,197     1,334
  Reinsurance ceded....................................   (1,429)   (1,853)   (2,136)
                                                         -------   -------   -------
     Net premiums......................................  $18,519   $18,629   $18,444
                                                         =======   =======   =======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Direct universal life and investment-type product
     policy fees.......................................  $ 2,627   $ 2,565   $ 2,741
  Reinsurance assumed..................................       13         9         7
  Reinsurance ceded....................................     (565)     (507)     (463)
                                                         -------   -------   -------
     Net universal life and investment-type product
       policy fees.....................................  $ 2,075   $ 2,067   $ 2,285
                                                         =======   =======   =======
OTHER REVENUES:
  Direct other revenues................................  $   750   $   779   $   859
  Reinsurance assumed..................................       (5)       (5)       (5)
  Reinsurance ceded....................................      980       965     1,028
                                                         -------   -------   -------
     Net other revenues................................  $ 1,725   $ 1,739   $ 1,882
                                                         =======   =======   =======
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims..............  $21,246   $21,570   $21,863
  Reinsurance assumed..................................    1,235     1,045     1,018
  Reinsurance ceded....................................   (1,774)   (1,953)   (2,182)
                                                         -------   -------   -------
     Net policyholder benefits and claims..............  $20,707   $20,662   $20,699
                                                         =======   =======   =======
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
  Direct interest credited to policyholder account
     balances..........................................  $ 2,581   $ 2,734   $ 3,228
  Reinsurance assumed..................................       28        13        23
  Reinsurance ceded....................................      (86)      (78)      (70)
                                                         -------   -------   -------
     Net interest credited to policyholder account
       balances........................................  $ 2,523   $ 2,669   $ 3,181
                                                         =======   =======   =======
POLICYHOLDER DIVIDENDS:
  Direct policyholder dividends........................  $ 1,475   $ 1,643   $ 1,740
  Reinsurance ceded....................................      (32)      (31)      (24)
                                                         -------   -------   -------
     Net policyholder dividends........................  $ 1,443   $ 1,612   $ 1,716
                                                         =======   =======   =======
OTHER EXPENSES:
  Direct other expenses................................  $ 5,140   $ 4,945   $ 5,681
  Reinsurance assumed..................................      462       427       182
  Reinsurance ceded....................................      657       637       715
                                                         -------   -------   -------
     Net other expenses................................  $ 6,259   $ 6,009   $ 6,578
                                                         =======   =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                                DECEMBER 31, 2010
                                                  --------------------------------------------
                                                    TOTAL
                                                   BALANCE                       TOTAL, NET OF
                                                    SHEET    ASSUMED    CEDED     REINSURANCE
                                                  --------   -------   -------   -------------
                                                                  (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables.....  $ 26,802    $  476   $25,316      $  1,010
Deferred policy acquisition costs and value of
  business acquired.............................     8,191       342      (473)        8,322
                                                  --------    ------   -------      --------
  Total assets..................................  $ 34,993    $  818   $24,843      $  9,332
                                                  ========    ======   =======      ========
LIABILITIES:
Future policy benefits..........................  $102,950    $1,723   $    --      $101,227
Policyholder account balances...................    88,922       320        --        88,602
Other policy-related balances...................     5,649       279       (78)        5,448
Other liabilities...............................    35,113     7,543    20,055         7,515
                                                  --------    ------   -------      --------
  Total liabilities.............................  $232,634    $9,865   $19,977      $202,792
                                                  ========    ======   =======      ========




                                                                DECEMBER 31, 2009
                                                  --------------------------------------------
                                                    TOTAL
                                                   BALANCE                       TOTAL, NET OF
                                                    SHEET    ASSUMED    CEDED     REINSURANCE
                                                  --------   -------   -------   -------------
                                                                  (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables.....  $ 26,375    $  525   $24,885      $    965
Deferred policy acquisition costs and value of
  business acquired.............................     9,364       343      (575)        9,596
                                                  --------    ------   -------      --------
  Total assets..................................  $ 35,739    $  868   $24,310      $ 10,561
                                                  ========    ======   =======      ========
LIABILITIES:
Future policy benefits..........................  $ 99,960    $1,771   $    --      $ 98,189
Policyholder account balances...................    86,590       810        --        85,780
Other policy-related balances...................     5,627       270      (169)        5,526
Other liabilities...............................    33,690     6,788    19,150         7,752
                                                  --------    ------   -------      --------
  Total liabilities.............................  $225,867    $9,639   $18,981      $197,247
                                                  ========    ======   =======      ========



     Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded reinsurance were $18.2 billion and $18.3 billion at December 31, 2010 and 2009, respectively. The deposit liabilities for assumed reinsurance were $7.1 billion and $6.9 billion at December 31, 2010 and 2009, respectively.

  RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter, First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

     Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                              YEARS ENDED DECEMBER
                                                                      31,
                                                            -----------------------
                                                             2010     2009     2008
                                                            ------   ------   -----
                                                                 (IN MILLIONS)
PREMIUMS:
  Reinsurance assumed (1).................................  $   88   $   66   $  43
  Reinsurance ceded.......................................     (63)     (43)    (46)
                                                            ------   ------   -----
     Net premiums.........................................  $   25   $   23   $  (3)
                                                            ======   ======   =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Reinsurance assumed.....................................  $   13   $    9   $   7
  Reinsurance ceded.......................................    (230)    (177)   (178)
                                                            ------   ------   -----
     Net universal life and investment-type product policy
       fees...............................................  $ (217)  $ (168)  $(171)
                                                            ======   ======   =====
OTHER REVENUES:
  Reinsurance assumed.....................................  $   (5)  $   (4)  $  (5)
  Reinsurance ceded (2)...................................     908      901     923
                                                            ------   ------   -----
     Net other revenues...................................  $  903   $  897   $ 918
                                                            ======   ======   =====
POLICYHOLDER BENEFITS AND CLAIMS:
  Reinsurance assumed (1).................................  $  112   $   75   $  57
  Reinsurance ceded.......................................    (129)     (91)   (133)
                                                            ------   ------   -----
     Net policyholder benefits and claims.................  $  (17)  $  (16)  $ (76)
                                                            ======   ======   =====
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
  Reinsurance assumed.....................................  $   26   $   10   $  22
  Reinsurance ceded.......................................     (86)     (78)    (70)
                                                            ------   ------   -----
     Net interest credited to policyholder account
       balances...........................................  $  (60)  $  (68)  $ (48)
                                                            ======   ======   =====
POLICYHOLDER DIVIDENDS:
  Reinsurance assumed.....................................  $   --   $   --   $  --
  Reinsurance ceded.......................................     (16)     (18)    (20)
                                                            ------   ------   -----
     Net policyholder dividends...........................  $  (16)  $  (18)  $ (20)
                                                            ======   ======   =====
OTHER EXPENSES:
  Reinsurance assumed.....................................  $  362   $  331   $ 128
  Reinsurance ceded (1), (2)..............................     826      791     825
                                                            ------   ------   -----
     Net other expenses...................................  $1,188   $1,122   $ 953
                                                            ======   ======   =====



--------

   (1) As a result of the RGA transaction discussed in Note 2, reinsurance transactions between RGA and affiliates were no longer considered affiliated transactions. For purposes of comparison, the 2008 affiliated transactions

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       between RGA and affiliates have been removed from the presentation in the table above. Affiliated transactions between RGA and affiliates for the year ended December 31, 2008 included assumed premiums, assumed benefits and other expenses on ceded reinsurance of ($14) million, $42 million and $6 million, respectively.

   (2) In connection with the cession of a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, the Company recognized $908 million and $819 million of interest earned on the deposit included within premiums, reinsurance and other receivables, as well as certain administrative fees for the years ended December 31, 2010 and 2009, respectively. The Company also recognized in other expenses $898 million, $888 million and $911 million of interest expense associated with the funds withheld for the years ended December 31, 2010, 2009 and 2008, respectively.

     Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                DECEMBER 31,
                                                   -------------------------------------
                                                          2010                2009
                                                   -----------------   -----------------
                                                   ASSUMED    CEDED    ASSUMED    CEDED
                                                   -------   -------   -------   -------
                                                               (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables......   $   14   $19,423    $   14   $19,035
Deferred policy acquisition costs and value of
  business acquired..............................      310      (323)      307      (399)
                                                    ------   -------    ------   -------
  Total assets...................................   $  324   $19,100    $  321   $18,636
                                                    ======   =======    ======   =======
LIABILITIES:
Future policy benefits...........................   $  401   $    --    $  400   $    --
Policyholder account balances....................      281        --       721        --
Other policy-related balances....................       49       (78)       30      (169)
Other liabilities................................    7,059    17,844     6,440    17,034
                                                    ------   -------    ------   -------
  Total liabilities..............................   $7,790   $17,766    $7,591   $16,865
                                                    ======   =======    ======   =======



     MLIC cedes two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as an embedded derivative, which was separately accounted for at estimated fair value on the Company's consolidated balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and decreased the funds withheld balance by $9 million at December 31, 2010. The change in fair value of the embedded derivative included in net derivative gains (losses), was $9 million for the year ended December 31, 2010. The reinsurance agreement also includes an experience refund provision, whereby some or all of the profits on the underlying reinsurance agreement are returned to MLIC from the affiliated reinsurer during the first several years of the reinsurance agreement. The experience refund reduced the funds withheld by MLIC from the affiliated reinsurer by $27 million at December 31, 2010, and was considered unearned revenue, amortized over the life of the contract using the same assumptions as used for the DAC associated with the underlying policies. Amortization and interest of the unearned revenue associated with the experience refund was $5 million for the year ended December 31, 2010, respectively, and is included in universal life and investment-type product policy fees in the consolidated statement of operations. At December 31, 2010, unearned revenue related to the experience refund was $22 million, and is included in other policy-related balances in the consolidated balance sheets.

     The Company cedes risks to an affiliate related to guaranteed minimum benefit guarantees written by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value were included within net derivative gains (losses). The embedded derivatives associated with the cessions were included within premiums, reinsurance and other receivables and were assets of $295 million and $263 million at

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


December 31, 2010 and 2009, respectively. For the years ended December 31, 2010, 2009 and 2008, net derivative gains (losses) included ($66) million, ($596) million and $729 million, respectively, in changes in fair value of such embedded derivatives.

     Certain contractual features of the closed block agreement with MRC create an embedded derivative, which was separately accounted for at estimated fair value on the Company's consolidated balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $697 million and $101 million at December 31, 2010 and 2009, respectively. The change in estimated fair value of the embedded derivative, included in net derivative gains (losses), was ($596) million, ($1,304) million and $1,203 million, for the years ended December 31, 2010, 2009 and 2008, respectively.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.4 billion and $1.3 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2010 and 2009, respectively.

     Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded affiliated reinsurance were $15.8 billion and $15.9 billion at December 31, 2010 and 2009, respectively. The deposit liabilities for assumed affiliated reinsurance were $7.0 billion and $6.8 billion at December 31, 2010 and 2009, respectively.

10.  CLOSED BLOCK

     On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

     The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

     Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. The policyholder dividend obligation increased to $876 million at December 31, 2010, from zero at December 31, 2009, as a result of recent unrealized gains in the closed block. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block liabilities and assets designated to the closed block was as follows:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2010      2009
                                                                -------   -------
                                                                  (IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits........................................  $43,456   $43,576
Other policy-related balances.................................      316       307
Policyholder dividends payable................................      579       615
Policyholder dividend obligation..............................      876        --
Current income tax payable....................................      178        --
Other liabilities.............................................      627       576
                                                                -------   -------
  Total closed block liabilities..............................   46,032    45,074
                                                                -------   -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $27,067 and $27,129,
     respectively)............................................   28,768    27,375
  Equity securities available-for-sale, at estimated fair
     value (cost: $110 and $204, respectively)................      102       218
  Mortgage loans..............................................    6,253     6,200
  Policy loans................................................    4,629     4,538
  Real estate and real estate joint ventures held-for-
     investment...............................................      328       321
  Short-term investments......................................        1         1
  Other invested assets.......................................      729       463
                                                                -------   -------
     Total investments........................................   40,810    39,116
Cash and cash equivalents.....................................      236       241
Accrued investment income.....................................      518       489
Premiums, reinsurance and other receivables...................       95        78
Current income tax recoverable................................       --       112
Deferred income tax assets....................................      474       612
                                                                -------   -------
  Total assets designated to the closed block.................   42,133    40,648
                                                                -------   -------
Excess of closed block liabilities over assets designated to
  the closed block............................................    3,899     4,426
                                                                -------   -------
Amounts included in accumulated other comprehensive income
  (loss):
  Unrealized investment gains (losses), net of income tax of
     $594 and $89, respectively...............................    1,101       166
  Unrealized gains (losses) on derivative instruments, net of
     income tax of $5 and ($3), respectively..................       10        (5)
  Allocated to policyholder dividend obligation, net of income
     tax of ($307) and $0, respectively.......................     (569)       --
                                                                -------   -------
     Total amounts included in accumulated other comprehensive
       income (loss)..........................................      542       161
                                                                -------   -------
Maximum future earnings to be recognized from closed block
  assets and liabilities......................................  $ 4,441   $ 4,587
                                                                =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block policyholder dividend obligation was as follows:

                                                                   YEARS ENDED
                                                                   DECEMBER 31,
                                                               -------------------
                                                               2010   2009    2008
                                                               ----   ----   -----
                                                                  (IN MILLIONS)
Balance at January 1,........................................  $ --    $--   $ 789
Change in unrealized investment and derivative gains
  (losses)...................................................   876     --    (789)
                                                               ----    ---   -----
Balance at December 31,......................................  $876    $--   $  --
                                                               ====    ===   =====



     Information regarding the closed block revenues and expenses was as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
REVENUES
Premiums.................................................  $2,461   $2,708   $2,787
Net investment income....................................   2,294    2,197    2,248
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities..........................................     (32)    (107)     (94)
  Other-than-temporary impairments on fixed maturity
     securities transferred to other comprehensive income
     (loss)..............................................      --       40       --
  Other net investment gains (losses)....................      71      327      (19)
                                                           ------   ------   ------
     Total net investment gains (losses).................      39      260     (113)
  Net derivative gains (losses)..........................     (27)    (128)      29
                                                           ------   ------   ------
     Total revenues......................................   4,767    5,037    4,951
                                                           ------   ------   ------
EXPENSES
Policyholder benefits and claims.........................   3,115    3,329    3,393
Policyholder dividends...................................   1,235    1,394    1,498
Other expenses...........................................     199      203      217
                                                           ------   ------   ------
     Total expenses......................................   4,549    4,926    5,108
                                                           ------   ------   ------
Revenues, net of expenses before provision for income tax
  expense (benefit)......................................     218      111     (157)
Provision for income tax expense (benefit)...............      72       36      (68)
                                                           ------   ------   ------
Revenues, net of expenses and provision for income tax
  expense (benefit)......................................  $  146   $   75   $  (89)
                                                           ======   ======   ======



     The change in the maximum future earnings of the closed block was as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
Balance at December 31,..................................  $4,441   $4,587   $4,518
Less:
  Closed block adjustment (1)............................      --      144       --
Balance at January 1,....................................   4,587    4,518    4,429
                                                           ------   ------   ------
Change during year.......................................  $ (146)  $  (75)  $   89
                                                           ======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) The closed block adjustment represents an intra-company reallocation of assets which affected the closed block. The adjustment had no impact on the Company's consolidated financial statements.

     Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

11.  LONG-TERM AND SHORT-TERM DEBT

     Long-term and short-term debt outstanding is as follows:

                                            INTEREST RATES
                                       ------------------------                 DECEMBER 31,
                                                       WEIGHTED               ---------------
                                          RANGE         AVERAGE    MATURITY    2010     2009
                                       -----------     --------   ---------   ------   ------
                                                                               (IN MILLIONS)
Surplus notes -- affiliated..........  2.23%-7.38%       4.61%    2011-2037   $1,874   $1,986
Surplus notes........................  7.63%-7.88%       7.85%    2015-2025      699      698
Capital notes -- affiliated..........     7.13%          7.13%    2032-2033      500      500
Mortgage loans -- affiliated.........  7.01%-7.26%       7.18%       2020        199      200
Other notes with varying interest
  rates..............................  3.76%-8.56%       8.45%    2011-2017      102       65
Secured demand note -- affiliated....     0.50%          0.50%       2011         25       25
Capital lease obligations............                                             27       28
                                                                              ------   ------
Total long-term debt (1).............                                          3,426    3,502
Total short-term debt................                                            102      319
                                                                              ------   ------
  Total..............................                                         $3,528   $3,821
                                                                              ======   ======



--------

   (1) Excludes $184 million at December 31, 2010 of long-term debt relating to CSEs. See Note 3.

     The aggregate maturities of long-term debt at December 31, 2010 for the next five years and thereafter are $853 million in 2011, less than $1 million in 2012, less than $1 million in 2013, $217 million in 2014, $388 million in 2015 and $1,968 million thereafter.

     Capital lease obligations, mortgage loans and the secured demand note are collateralized and rank highest in priority, followed by unsecured senior debt which consists of other notes with varying interest rates. Payments of interest and principal on the Company's surplus notes and capital notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile, whereas such payments on capital notes may or may not require this prior approval.

     Certain of the Company's debt instruments, credit facilities and committed facilities contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all covenants at both December 31, 2010 and 2009.

  SURPLUS NOTES -- AFFILIATED

     On December 29, 2010, Metropolitan Life Insurance Company repaid a $300 million surplus note to MetLife, Inc. in cash. The note was issued in December 2009, with an original maturity of 2011 and an interest rate of 6-month LIBOR plus 1.80%. The issuance was settled by the transfer of securities from MetLife, Inc. to the Company.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     On November 8, 2010, Metropolitan Life Insurance Company issued a $188 million surplus note to MetLife Mexico, S.A. ("MetLife Mexico"), an affiliate, maturing in 2015 with an interest rate of 3.0%.

     In December 2009, Metropolitan Life Insurance Company's $700 million surplus note issued to MetLife, Inc. was renewed and increased to $775 million, extending the maturity to 2011 with an interest rate of 6-month LIBOR plus 1.80%.

     In September 2009, Metropolitan Life Insurance Company issued a $217 million surplus note to MetLife Mexico, maturing in 2014 with an interest rate of 6.46%.

  MORTGAGE LOANS -- AFFILIATED

     In December 2009, two wholly-owned real estate subsidiaries of the Company issued notes aggregating $200 million to MetLife Insurance Company of Connecticut and its wholly-owned subsidiary, MetLife Investors USA Insurance Company, both affiliates of the Company. These affiliated mortgage loans are secured by real estate held by the Company for investment. Of these loans, $60 million bears interest at a rate of 7.01% payable in quarterly interest payments through maturity in 2020, and $140 million bears interest at a rate of 7.26% and is payable in quarterly principal and interest payments through maturity in 2020.

  SECURED DEMAND NOTE -- AFFILIATED

     Effective September 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The Company has not exercised its right to sell or repledge the collateral.

  SHORT-TERM DEBT

     Short-term debt with maturities of one year or less was $102 million and $319 million at December 31, 2010 and 2009, respectively, which consisted entirely of commercial paper. During the years ended December 31, 2010, 2009 and 2008, the weighted average interest rate on short-term debt was 0.21%, 0.35% and 2.40%, respectively. During the years ended December 31, 2010, 2009 and 2008, the average daily balance of short-term debt was $311 million, $365 million and $421 million, respectively, and was outstanding for an average of 29 days, 23 days and 25 days, respectively.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $202 million, $166 million and $192 million for the years ended December 31, 2010, 2009 and 2008, respectively. These amounts include $143 million, $105 million and $120 million of interest expense related to affiliated debt for the years ended December 31, 2010, 2009 and 2008, respectively.

  CREDIT AND COMMITTED FACILITIES

     The Company maintains unsecured credit facilities and a committed facility, which aggregated $4.0 billion and $500 million, respectively, at December 31, 2010. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

     Credit Facilities. The unsecured credit facilities are used for general corporate purposes, to support the borrowers' commercial paper program and for the issuance of letters of credit. Total fees expensed by the Company

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


associated with these credit facilities were $8 million, $6 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively. Information on these credit facilities at December 31, 2010 is as follows:

                                                               LETTER OF
                                                                 CREDIT                   UNUSED
BORROWER(S)                           EXPIRATION    CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS
-----------------------------------  ------------   --------   ---------   ---------   -----------
                                                             (IN MILLIONS)
MetLife, Inc. and MetLife Funding,
  Inc. ............................  October 2011    $1,000      $   --       $--         $1,000
MetLife, Inc. and MetLife Funding,
  Inc. ............................  October 2013 (1) 3,000       1,507        --          1,493
                                                     ------      ------       ---         ------
  Total............................                  $4,000      $1,507       $--         $2,493
                                                     ======      ======       ===         ======



--------

   (1) All borrowings under the credit agreement must be repaid by October 2013, except that letters of credit outstanding upon termination may remain outstanding until October 2014.

     Committed Facilities. The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed by the Company associated with this committed facility were $4 million, $3 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively. Information on the committed facility at December 31, 2010 is as follows:

                                                         LETTER OF
                                                           CREDIT                   UNUSED     MATURITY
ACCOUNT PARTY/BORROWER(S)        EXPIRATION   CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS    (YEARS)
-------------------------------  ----------   --------   ---------   ---------   -----------   --------
                                                              (IN MILLIONS)
Exeter Reassurance Company
  Ltd., MetLife, Inc. &
  Missouri Reinsurance
  (Barbados), Inc. ............   June 2016     $500        $490        $--          $10           5


12.  INCOME TAX

     The provision for income tax from continuing operations was as follows:

                                                              YEARS ENDED DECEMBER
                                                                      31,
                                                            -----------------------
                                                            2010     2009     2008
                                                            ----   -------   ------
                                                                 (IN MILLIONS)
Current:
  Federal.................................................  $309   $   212   $ (295)
  State and local.........................................     4         3        2
  Foreign.................................................    46       174      253
                                                            ----   -------   ------
     Subtotal.............................................   359       389      (40)
                                                            ----   -------   ------
Deferred:
  Federal.................................................   354    (2,226)   1,668
  Foreign.................................................    69       (53)      22
                                                            ----   -------   ------
     Subtotal.............................................   423    (2,279)   1,690
                                                            ----   -------   ------
       Provision for income tax expense (benefit).........  $782   $(1,890)  $1,650
                                                            ====   =======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           -----   -------   ------
                                                                 (IN MILLIONS)
Tax provision at U.S. statutory rate.....................  $ 895   $(1,548)  $1,758
Tax effect of:
  Tax-exempt investment income...........................   (100)     (149)    (116)
  State and local income tax.............................      1        --        1
  Prior year tax.........................................     48       (11)      52
  Tax credits............................................    (72)      (85)     (56)
  Foreign tax rate differential and change in valuation
     allowance...........................................      5       (77)     (14)
  Other, net.............................................      5       (20)      25
                                                           -----   -------   ------
     Provision for income tax expense (benefit)..........  $ 782   $(1,890)  $1,650
                                                           =====   =======   ======



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2010     2009
                                                                  ------   ------
                                                                   (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables......................  $2,787   $3,245
  Net operating loss carryforwards..............................      24       49
  Employee benefits.............................................     632      751
  Capital loss carryforwards....................................      12        5
  Tax credit carryforwards......................................     287      296
  Net unrealized investment losses..............................      --      326
  Litigation-related and government mandated....................     220      239
  Other.........................................................      17       24
                                                                  ------   ------
                                                                   3,979    4,935
  Less: Valuation allowance.....................................      38       26
                                                                  ------   ------
                                                                   3,941    4,909
                                                                  ------   ------
Deferred income tax liabilities:
  Investments, including derivatives............................   1,219    1,338
  DAC...........................................................   2,235    2,283
  Net unrealized investment gains...............................   1,239       --
  Intangibles...................................................     189      184
  Other.........................................................       9       10
                                                                  ------   ------
                                                                   4,891    3,815
                                                                  ------   ------
  Net deferred income tax asset (liability).....................  $ (950)  $1,094
                                                                  ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Domestic net operating loss carryforwards of $29 million at December 31, 2010 will expire beginning in 2020. State net operating loss carryforwards of $26 million at December 31, 2010 will expire beginning in 2011. Foreign net operating loss carryforwards of $38 million at December 31, 2010 were generated in various foreign countries with expiration periods of five years to indefinite expiration. Foreign capital loss carryforwards of $35 million at December 31, 2010 will expire beginning in 2014. Tax credit carryforwards were $287 million at December 31, 2010.

     The Company has recorded a valuation allowance related to tax benefits of certain state and foreign net operating and capital loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2010, the Company recorded an overall increase to the deferred tax valuation allowance of $12 million, comprised of an increase of $4 million related to certain state and foreign net operating loss carryforwards and an increase of $8 million related to certain foreign capital loss carryforwards.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In early 2009, the Company and the IRS completed and substantially settled the audit years of 2000 to 2002. A few issues not settled have been escalated to the next level, IRS Appeals. In April 2010, the IRS exam of the current audit cycle, years 2003 to 2006, began.

     The Company's liability for unrecognized tax benefits may decrease in the next 12 months pending the outcome of remaining issues, tax-exempt income and tax credits, associated with the 2000 to 2002 IRS audit. A reasonable estimate of the decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

     The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

     At December 31, 2010, the Company's total amount of unrecognized tax benefits was $499 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $432 million. The total amount of unrecognized tax benefits decreased by $93 million from December 31, 2009 primarily due to decreases for tax positions of prior years and settlements reached with the IRS. Settlements with tax authorities amounted to $31 million, all of which was reclassified to current and deferred income tax payable, as applicable, with $1 million paid in 2010.

     At December 31, 2009, the Company's total amount of unrecognized tax benefits was $592 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $490 million. The total amount of unrecognized tax benefits decreased by $1 million from December 31, 2008 primarily due to additions for tax positions of the current and prior years offset by settlements reached with the IRS. Settlements with tax authorities amounted to $45 million, of which $43 million was reclassified to current income tax payable and paid in 2009 and $2 million reduced current income tax expense.

     At December 31, 2008, the Company's total amount of unrecognized tax benefits was $593 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $485 million. The total amount of unrecognized tax benefits decreased by $62 million from December 31, 2007 primarily due to

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


settlements reached with the IRS with respect to certain significant issues involving demutualization, leasing and tax credits offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $135 million, were reclassified to current and deferred income tax payable, as applicable, of which $2 million was paid in 2008 and $133 million was paid in 2009.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                  YEARS ENDED
                                                                  DECEMBER 31,
                                                              -------------------
                                                              2010   2009    2008
                                                              ----   ----   -----
                                                                 (IN MILLIONS)
Balance at January 1,.......................................  $592   $593   $ 655
Additions for tax positions of prior years..................     2     42       4
Reductions for tax positions of prior years.................   (54)   (30)    (33)
Additions for tax positions of current year.................     2     34     120
Reductions for tax positions of current year................    (1)    (2)    (12)
Settlements with tax authorities............................   (31)   (45)   (135)
Lapses of statutes of limitations...........................   (11)    --      (6)
                                                              ----   ----   -----
Balance at December 31,.....................................  $499   $592   $ 593
                                                              ====   ====   =====



     During the year ended December 31, 2010, the Company recognized $27 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2010, the Company had $176 million of accrued interest associated with the liability for unrecognized tax benefits. The $4 million increase from December 31, 2009 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $27 million of interest expense and a $23 million decrease primarily resulting from the aforementioned IRS settlements. Of the $23 million decrease, $9 million has been reclassified to current income tax payable of which $2 million was paid in 2010. The remaining $14 million reduced interest expense.

     During the year ended December 31, 2009, the Company recognized $38 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2009, the Company had $172 million of accrued interest associated with the liability for unrecognized tax benefits. The $16 million increase from December 31, 2008 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $38 million of interest expense and a $22 million decrease primarily resulting from the aforementioned IRS settlements. Of the $22 million decrease, $20 million was reclassified to current income tax payable and was paid in 2009. The remaining $2 million reduced interest expense.

     During the year ended December 31, 2008, the Company recognized $33 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2008, the Company had $156 million of accrued interest associated with the liability for unrecognized tax benefits. The $41 million decrease from December 31, 2007 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $33 million of interest expense and a $74 million decrease primarily resulting from the aforementioned IRS settlements. Of the $74 million decrease, $73 million was reclassified to current income tax payable in 2008, with $4 million and $69 million paid in 2008 and 2009, respectively. The remaining $1 million reduced interest expense.

     The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2010 and 2009, the Company recognized an income tax benefit of $38 million and $101 million, respectively, related to the separate account DRD. The 2010 benefit included an expense of $23 million related to a true-up of the 2009 tax return. The 2009 benefit included a benefit of $10 million related to a true-up of the 2008 tax return.

13.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Estimates of possible losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2010.

  Asbestos-Related Claims

     Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury, and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

     Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs-- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

     The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                                 DECEMBER 31,
                                                         ---------------------------
                                                           2010      2009      2008
                                                         -------   -------   -------
                                                         (IN MILLIONS, EXCEPT NUMBER
                                                                  OF CLAIMS)
Asbestos personal injury claims at year end............   68,513    68,804    74,027
Number of new claims during the year...................    5,670     3,910     5,063
Settlement payments during the year (1)................  $  34.9   $  37.6   $  99.0


--------

   (1) Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

     In 2007, Metropolitan Life Insurance Company received approximately 7,161 new claims, ending the year with a total of approximately 79,717 claims, and paid approximately $28.2 million for settlements reached in 2007 and prior years. In 2006, Metropolitan Life Insurance Company received approximately 7,870 new claims, ending the year with a total of approximately 87,070 claims, and paid approximately $35.5 million for settlements reached in 2006 and prior years. In 2005, Metropolitan Life Insurance Company received approximately 18,500 new claims, ending the year with a total of approximately 100,250 claims, and paid approximately $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

     The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict with any certainty the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

     The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on the Company's financial position.

     During 1998, Metropolitan Life Insurance Company paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provided for recovery of losses up to $1.5 billion in excess of a $400 million self-insured retention. The Company's initial option to commute the excess insurance policies for asbestos-related claims would have arisen at the end of 2008. On September 29, 2008, Metropolitan Life Insurance Company entered into agreements commuting the excess insurance policies at September 30, 2008. As a result of the commutation of the policies, Metropolitan Life Insurance Company received cash and securities totaling $632 million. Of this total, Metropolitan Life Insurance Company received $115 million in fixed maturity securities on September 26, 2008, $200 million in cash on October 29, 2008, and $317 million in cash on January 29, 2009. Metropolitan Life Insurance Company recognized a loss on commutation of the policies in the amount of $35.3 million during 2008.

     In the years prior to commutation, the excess insurance policies for asbestos-related claims were subject to annual and per claim sublimits. Amounts exceeding the sublimits during 2007, 2006 and 2005 were approximately $16 million, $8 million and $0, respectively. Amounts were recoverable under the policies annually with respect to claims paid during the prior calendar year. Each asbestos-related policy contained an experience fund and a reference fund that provided for payments to Metropolitan Life Insurance Company at the commutation date if the reference fund was greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life Insurance Company if the cumulative return on the reference fund was less than the return specified in the experience fund. The return in the reference fund was tied to performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. A claim with respect to the prior year was made under the excess insurance policies in each year from 2003 through 2008 for the amounts paid with respect to asbestos litigation in excess of the retention. The foregone loss reimbursements were approximately $62.2 million with respect to claims for the period of 2002 through 2007. Because the policies were commuted at September 30, 2008, there will be no claims under the policies or forgone loss reimbursements with respect to payments made in 2008 and thereafter.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

     Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2010.

  Regulatory Matters

     The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC"); federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

     United States of America v. EME Homer City Generation, L.P., et al. (W.D. Pa., filed January 4, 2011). On January 4, 2011, the United States commenced a civil action in United States District Court for the Western District of Pennsylvania against EME Homer City Generation L.P. ("EME Homer City"), Homer City OL6 LLC, and other defendants regarding the operations of the Homer City Generating Station, an electricity generating facility. Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, is a passive investor with a noncontrolling interest in the electricity generating facility, which is solely operated by the lessee, EME Homer City. The complaint seeks injunctive relief and assessment of civil penalties for alleged violations of the federal Clean Air Act and Pennsylvania's State Implementation Plan. The alleged violations were the subject of Notices of Violations ("NOVs") that the Environmental Protection Agency ("EPA") issued to EME Homer City, Homer City OL6 LLC, and others in June 2008 and May 2010. On January 7, 2011, the United States District Court for the Western District of Pennsylvania granted the motion by the Pennsylvania Department of Environmental Protection and the State of New York to intervene in the lawsuit as additional plaintiffs. On February 16, 2011, the State of New Jersey filed an Intervenor's Complaint in the lawsuit. On January 7, 2011, two plaintiffs filed a putative class action titled Scott Jackson and Maria Jackson v. EME Homer City Generation L.P., et. al. in the United States District Court for the Western District of Pennsylvania on behalf of a putative class of persons who have allegedly incurred damage to their persons and/or property because of the violations alleged in the action brought by the United States. Homer City OL6 LLC is a defendant in this action. EME Homer City has acknowledged its obligation to indemnify Homer City OL6 LLC for any claims relating to the NOVs.

     In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County, Florida. In July 2010, the EPA advised Metropolitan Life Insurance Company that it believed payments were due under two settlement

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and a third party for past costs and for future environmental testing costs at the Chemform Site.

     Regulatory authorities in a small number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, New England Life Insurance Company ("NELICO"), GALIC, and New England Securities Corporation. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices related investigations or inquiries.

  Retained Asset Account Matters

     The New York Attorney General announced on July 29, 2010 that his office had launched a major fraud investigation into the life insurance industry for practices related to the use of retained asset accounts as a settlement option for death benefits and that subpoenas requesting comprehensive data related to retained asset accounts had been served on the Company and other insurance carriers. The Company received the subpoena on July 30, 2010. The Company also has received requests for documents and information from U.S. congressional committees and members as well as various state regulatory bodies, including the New York State Insurance Department (the "Department"). It is possible that other state and federal regulators or legislative bodies may pursue similar investigations or make related inquiries. Management cannot predict what effect any such investigations might have on the Company's earnings or the availability of the Company's retained asset account known as the Total Control Account ("TCA"), but management believes that the Company's consolidated financial statements taken as a whole would not be materially affected. Management believes that any allegations that information about the TCA is not adequately disclosed or that the accounts are fraudulent or otherwise violate state or federal laws are without merit. Metropolitan Life Insurance Company is a defendant in lawsuits related to the TCA. The lawsuits include claims of breach of contract, breach of a common law fiduciary duty or a quasi fiduciary duty such as a confidential or special relationship, or breach of a fiduciary duty under the Employee Retirement Income Security Act of 1974 ("ERISA").

     Clark, et al. v. Metropolitan Life Insurance Company (D. Nev., filed March 28, 2008). This putative class action lawsuit alleges breach of contract and breach of a common law fiduciary and/or quasi-fiduciary duty arising from use of the TCA to pay life insurance policy death benefits. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In March 2009, the court granted in part and denied in part Metropolitan Life Insurance Company's motion to dismiss, dismissing the fiduciary duty and unjust enrichment claims but allowing a breach of contract claim and a special or confidential relationship claim to go forward. On September 9, 2010, the court granted Metropolitan Life Insurance Company's motion for summary judgment. On September 20, 2010, plaintiff filed a Notice of Appeal to the United States Court of Appeals for the Ninth Circuit.

     Faber, et al. v. Metropolitan Life Insurance Company (S.D.N. Y., filed December 4, 2008). This putative class action lawsuit alleges that Metropolitan Life Insurance Company's use of the TCA as the settlement option under

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


group life insurance policies violates Metropolitan Life Insurance Company's fiduciary duties under ERISA. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. On October 23, 2009, the court granted Metropolitan Life Insurance Company's motion to dismiss with prejudice. On November 24, 2009, plaintiffs filed a Notice of Appeal to the United States Court of Appeals for the Second Circuit.

     Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7, 2010). This putative class action lawsuit raises a breach of contract claim arising from Metropolitan Life Insurance Company's use of the TCA to pay life insurance benefits under the Federal Employees Group Life Insurance program. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In September 2010, plaintiffs filed a motion for class certification of the breach of contract claim, which the court has stayed. On November 22, 2010, Metropolitan Life Insurance Company filed a motion to dismiss.

  Other Litigation

     Thomas, et al. v. Metropolitan Life Ins. Co., et al. (W.D. Okla., filed January 31, 2007). A putative class action complaint was filed against Metropolitan Life Insurance Company and MetLife Securities, Inc ("MSI"). Plaintiffs asserted legal theories of violations of the federal securities laws and violations of state laws with respect to the sale of certain proprietary products by the Company's agency distribution group. Plaintiffs sought rescission, compensatory damages, interest, punitive damages and attorneys' fees and expenses. In August 2009, the district court granted defendants' motion for summary judgment. On February 2, 2011, the United States Court of Appeals for the Tenth Circuit affirmed the judgment of the district court granting Metropolitan Life Insurance Company's and MSI's summary judgment motion.

     Sales Practices Claims. Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

     Sun Life Assurance Company of Canada v. Metropolitan Life Ins. Co. (Super. Ct., Ontario, October 2006). In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed this lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company and that have been transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Kang v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in this lawsuit. Metropolitan Life Insurance Company is currently not a party to the Kang v. Sun Life lawsuit.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Summary

     Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome or provide reasonable ranges of potential losses of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

     Assets and liabilities held for insolvency assessments were as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)
Other Assets:
  Premium tax offset for future undiscounted assessments...........   $42    $40
  Premium tax offsets currently available for paid assessments.....     7      8
                                                                      ---    ---
                                                                      $49    $48
                                                                      ===    ===
Other Liabilities:
  Insolvency assessments...........................................   $63    $60
                                                                      ===    ===



     Net assessments levied against the Company were $3 million and $2 million for the years ended December 31, 2010 and 2008, respectively. Net assessments levied against the Company were insignificant for the year ended December 31, 2009.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

COMMITMENTS

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                                                 GROSS
                                                           RENTAL   SUBLEASE    RENTAL
                                                           INCOME    INCOME    PAYMENTS
                                                           ------   --------   --------
                                                                   (IN MILLIONS)
2011.....................................................   $359       $15       $192
2012.....................................................   $310       $14       $167
2013.....................................................   $273       $13       $155
2014.....................................................   $232       $10       $116
2015.....................................................   $184       $ 6       $106
Thereafter...............................................   $461       $44       $909


     During 2008, MetLife, Inc. moved certain of its operations in New York from Long Island City, Queens to Manhattan. As a result of this movement of operations and current market conditions, which precluded the immediate and complete sublet of all unused space in both Long Island City and Manhattan, the Company incurred a lease impairment charge of $38 million which is included within other expenses in Corporate & Other. The impairment charge was determined based upon the present value of the gross rental payments less sublease income discounted at a risk-adjusted rate over the remaining lease terms which range from 15-20 years. The Company has made assumptions with respect to the timing and amount of future sublease income in the determination of this impairment charge. During 2009, pending sublease deals were impacted by the further decline of market conditions, which resulted in an additional lease impairment charge of $52 million. See Note 16 for discussion of $28 million of such charges related to restructuring. Additional impairment charges could be incurred should market conditions deteriorate further or last for a period significantly longer than anticipated.

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.4 billion and $2.6 billion at December 31, 2010 and 2009, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.5 billion and $1.3 billion at December 31, 2010 and 2009, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $1,997 million and $763 million at December 31, 2010 and 2009, respectively.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2010, the Company did not record any additional liabilities for indemnities, guarantees and commitments. The Company's recorded liabilities were $3 million at both December 31, 2010 and 2009, for indemnities, guarantees and commitments.

14.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2010, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. The Company's proportionate share of net pension expense related to its sponsored pension plans was $309 million and $355 million for the years ended December 31, 2010 and 2009, respectively.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement was less than $1 million and $70 million for the years ended December 31, 2010 and 2009, respectively.

     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                            OTHER
                                                         PENSION        POSTRETIREMENT
                                                         BENEFITS          BENEFITS
                                                     ---------------   ---------------
                                                                DECEMBER 31,
                                                     ---------------------------------
                                                      2010     2009     2010     2009
                                                     ------   ------   ------   ------
                                                               (IN MILLIONS)
Change in benefit obligation:
Benefit obligation at January 1,...................  $6,287   $5,993   $1,829   $1,616
  Service costs....................................     150      147       17       22
  Interest costs...................................     375      374      111      123
  Plan participants' contributions.................      --       --       33       30
  Net actuarial (gains) losses.....................     277      393       68      350
  Settlements and curtailments.....................       6       12       --       --
  Change in benefits...............................      --       (7)     (81)    (167)
  Net transfer in (out) of controlled group........      --     (251)     (17)      --
  Prescription drug subsidy........................      --       --       12       12
  Benefits paid....................................    (405)    (374)    (153)    (157)
                                                     ------   ------   ------   ------
Benefit obligation at December 31,.................   6,690    6,287    1,819    1,829
                                                     ------   ------   ------   ------
Change in plan assets:
Fair value of plan assets at January 1,............   5,419    5,516    1,118    1,010
  Actual return on plan assets.....................     673      486       98      135
  Plan participants' contributions.................      --       --       33        2
  Employer contribution............................     289       57       87        4
  Net transfer in (out) of controlled group........      --     (266)     (12)      --
  Benefits paid....................................    (405)    (374)    (140)     (33)
                                                     ------   ------   ------   ------
  Fair value of plan assets at December 31,........   5,976    5,419    1,184    1,118
                                                     ------   ------   ------   ------
Funded status at December 31,......................  $ (714)  $ (868)  $ (635)  $ (711)
                                                     ======   ======   ======   ======
Amounts recognized in the consolidated balance
  sheets consist of:
  Other assets.....................................  $  107   $   --   $   --   $   --
  Other liabilities................................    (821)    (868)    (635)    (711)
                                                     ------   ------   ------   ------
     Net amount recognized.........................  $ (714)  $ (868)  $ (635)  $ (711)
                                                     ======   ======   ======   ======
Accumulated other comprehensive (income) loss:
  Net actuarial losses.............................  $2,058   $2,226   $  399   $  388
  Prior service costs (credit).....................      16       22     (287)    (289)
                                                     ------   ------   ------   ------
     Accumulated other comprehensive (income)
       loss........................................   2,074    2,248      112       99
Deferred income tax (benefit)......................    (717)    (786)     (40)     (34)
                                                     ------   ------   ------   ------
  Accumulated other comprehensive (income) loss,
     net of income tax.............................  $1,357   $1,462   $   72   $   65
                                                     ======   ======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension benefit plans were as follows:

                                                             NON-QUALIFIED
                                         QUALIFIED PLAN           PLAN               TOTAL
                                        ---------------     ---------------     ---------------
                                                              DECEMBER 31,
                                        -------------------------------------------------------
                                         2010     2009       2010      2009      2010     2009
                                        ------   ------     -----     -----     ------   ------
                                                             (IN MILLIONS)
Aggregate fair value of plan assets...  $5,976   $5,419     $  --     $  --     $5,976   $5,419
Aggregate projected benefit
  obligation..........................   5,869    5,500       821       787      6,690    6,287
                                        ------   ------     -----     -----     ------   ------
Over (under) funded...................  $  107   $  (81)    $(821)    $(787)    $ (714)  $ (868)
                                        ======   ======     =====     =====     ======   ======



     The accumulated benefit obligations for all defined benefit pension plans were $6,393 million and $5,941 million at December 31, 2010 and 2009, respectively.

     The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2010   2009
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Projected benefit obligation......................................  $821   $787
Accumulated benefit obligation....................................  $748   $703
Fair value of plan assets.........................................  $ --   $ --


     Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets were as follows:

                                                                           OTHER
                                                         PENSION       POSTRETIREMENT
                                                         BENEFITS         BENEFITS
                                                      -------------   ---------------
                                                                DECEMBER 31,
                                                      -------------------------------
                                                      2010    2009     2010     2009
                                                      ----   ------   ------   ------
                                                               (IN MILLIONS)
Projected benefit obligation........................  $821   $6,254   $1,819   $1,829
Fair value of plan assets...........................  $ --   $5,400   $1,184   $1,118


     Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

     i) Service Costs -- Service costs are the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Company on service rendered during the current year.

     ii) Interest Costs on the Liability -- Interest costs are the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

     iii) Settlement and Curtailment Costs -- The aggregate amount of net gains (losses) recognized in net periodic benefit costs due to settlements and curtailments. Settlements result from actions that relieve/eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

     iv) Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     v) Amortization of Net Actuarial Gains (Losses) -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

          vi) Amortization of Prior Service Costs -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income (loss) at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

     The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                                             OTHER
                                                                         POSTRETIREMENT
                                                PENSION BENEFITS            BENEFITS
                                             ----------------------   -------------------
                                                       YEARS ENDED DECEMBER 31,
                                             --------------------------------------------
                                              2010    2009    2008    2010    2009   2008
                                             -----   -----   ------   ----   -----   ----
                                                             (IN MILLIONS)
Net Periodic Benefit Costs:
  Service costs............................  $ 150   $ 147   $  159   $ 17   $  22   $ 20
  Interest costs...........................    375     374      375    111     123    101
  Settlement and curtailment costs.........      8      18       --     --      --     --
  Expected return on plan assets...........   (422)   (414)    (517)   (79)    (74)   (88)
  Amortization of net actuarial (gains)
     losses................................    192     223       24     38      43     --
  Amortization of prior service costs
     (credit)..............................      6       8       15    (83)    (36)   (36)
                                             -----   -----   ------   ----   -----   ----
       Total net periodic benefit costs....    309     356       56      4      78     (3)
                                             -----   -----   ------   ----   -----   ----
Other Changes in Plan Assets and Benefit
  Obligations
  Recognized in Other Comprehensive Income
     (Loss):
  Net actuarial (gains) losses.............     24     251    1,563     49     284    258
  Prior service costs (credit).............     --     (12)     (19)   (81)   (167)    37
  Amortization of net actuarial gains
     (losses)..............................   (192)   (223)     (24)   (38)    (43)    --
  Amortization of prior service (costs)
     credit................................     (6)     (8)     (15)    83      36     36
                                             -----   -----   ------   ----   -----   ----
     Total recognized in other
       comprehensive income (loss).........   (174)      8    1,505     13     110    331
                                             -----   -----   ------   ----   -----   ----
       Total recognized in net periodic
          benefit costs and other
          comprehensive income (loss)......  $ 135   $ 364   $1,561   $ 17   $ 188   $328
                                             =====   =====   ======   ====   =====   ====



     For the year ended December 31, 2010, included within other comprehensive income (loss) were other changes in plan assets and benefit obligations associated with pension benefits of ($174) million and other postretirement benefits of $13 million for an aggregate reduction in other comprehensive income
(loss) of ($161) million before income tax and ($98) million, net of income tax.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $171 million and $5 million, respectively.

     The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $34 million and ($108) million, respectively.

     The Medicare Modernization Act of 2003 created various subsidies for sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy ("RDS") and Medicare Part D Prescription Drug Plans ("PDP"). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company, resulting in smaller net claims paid by the Company. A summary of the reduction to the APBO and the related reduction to the components of net periodic other postretirement benefits plan costs resulting from receipt of the RDS is presented below. As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company will no longer apply for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

                                                                  DECEMBER 31,
                                                              -------------------
                                                               2010   2009   2008
                                                              -----   ----   ----
                                                                 (IN MILLIONS)
Cumulative reduction in other postretirement benefits
  obligations:
  Balance at January 1,.....................................  $ 247   $317   $299
  Service costs.............................................      3      2      5
  Interest costs............................................     16     16     20
  Net actuarial gains (losses)..............................   (255)   (76)     3
  Prescription drug subsidy.................................    (11)   (12)   (10)
                                                              -----   ----   ----
     Balance at December 31,................................  $  --   $247   $317
                                                              =====   ====   ====




                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Reduction in net periodic other postretirement benefit
  costs:
  Service costs.............................................   $ 3       $ 2       $ 5
  Interest costs............................................    16        16        20
  Amortization of net actuarial gains (losses)..............    10        11        --
                                                               ---       ---       ---
     Total reduction in net periodic benefit costs..........   $29       $29       $25
                                                               ===       ===       ===



     The Company received subsidies of $8 million, $12 million and $12 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                                            OTHER
                                                                         POSTRETIRE-
                                                                             MENT
                                                   PENSION BENEFITS        BENEFITS
                                                ---------------------   -------------
                                                             DECEMBER 31,
                                                -------------------------------------
                                                   2010        2009      2010    2009
                                                ---------   ---------   -----   -----
                                                              (IN MILLIONS)
Weighted average discount rate................      5.80%       6.25%   5.80%   6.25%
Rate of compensation increase.................  3.5%-7.5%   2.0%-7.5%     N/A     N/A


     Assumptions used in determining net periodic benefit costs were as follows:

                                                                             OTHER
                                                                         POSTRETIREMENT
                                           PENSION BENEFITS                 BENEFITS
                                   -------------------------------   ---------------------
                                                         DECEMBER 31,
                                   -------------------------------------------------------
                                      2010        2009       2008     2010    2009    2008
                                   ---------   ---------   -------   -----   -----   -----
                                                        (IN MILLIONS)
Weighted average discount rate...      6.25%       6.60%     6.65%   6.25%   6.60%   6.65%
Weighted average expected rate of
  return on plan assets..........      8.00%       8.25%     8.25%   7.20%   7.36%   7.33%
Rate of compensation increase....  3.5%-7.5%   3.5%-7.5%   3.5%-8%     N/A     N/A     N/A


     The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected return on plan assets for use in that plan's valuation in 2011 is currently anticipated to be 7.25% for pension benefits and postretirement medical benefits and 5.25% for postretirement life benefits.

     The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                          DECEMBER 31,
                                ---------------------------------------------------------------
                                             2010                             2009
                                ------------------------------   ------------------------------
                                                         (IN MILLIONS)
Pre-and Post-Medicare eligible  7.8% in 2011, gradually          8.2% in 2010, gradually
  claims......................  decreasing each year until       decreasing each year until
                                2083 reaching the ultimate       2079 reaching the ultimate
                                rate of 4.4%.                    rate of 4.1%.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare costs trend rates would have the following effects:

                                                             ONE PERCENT   ONE PERCENT
                                                               INCREASE      DECREASE
                                                             -----------   -----------
                                                                   (IN MILLIONS)
Effect on total of service and interest costs components...      $ 8          $  (8)
Effect of accumulated postretirement benefit obligation....      $86          $(104)


  PLAN ASSETS

     The Company has issued group annuity and life insurance contracts supporting the pension and other postretirement benefit plan assets, which are invested primarily in separate accounts.

     The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short term investments, fixed maturity and equity securities, mutual funds, real estate, private equity investments and hedge funds investments.

     The comparative presentation of the 2009 plan assets has been realigned to conform to the 2010 presentation to disclose the estimated fair value of the underlying assets of each separate account at the security level.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The pension and postretirement plan assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                     DECEMBER 31, 2010
                              -----------------------------------------------------------------------------------------------
                                                PENSION BENEFITS                           OTHER POSTRETIREMENT BENEFITS
                              ----------------------------------------------------   ----------------------------------------
                                     FAIR VALUE MEASUREMENTS AT                             FAIR VALUE MEASUREMENTS AT
                                        REPORTING DATE USING                                   REPORTING DATE USING
                              ----------------------------------------               ----------------------------------------
                                 QUOTED                                                 QUOTED
                                 PRICES                                                 PRICES
                               IN ACTIVE                                              IN ACTIVE
                                MARKETS                                                MARKETS
                                  FOR       SIGNIFICANT                                  FOR       SIGNIFICANT
                               IDENTICAL       OTHER       SIGNIFICANT     TOTAL      IDENTICAL       OTHER       SIGNIFICANT
                               ASSETS AND    OBSERVABLE   UNOBSERVABLE   ESTIMATED    ASSETS AND    OBSERVABLE   UNOBSERVABLE
                              LIABILITIES      INPUTS        INPUTS         FAIR     LIABILITIES      INPUTS        INPUTS
                               (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE      (LEVEL 1)     (LEVEL 2)      (LEVEL 3)
                              -----------   -----------   ------------   ---------   -----------   -----------   ------------
                                                                       (IN MILLIONS)
ASSETS
Fixed maturity securities:
  Corporate................      $   --        $1,444         $ 45         $1,489        $ --          $ 67           $ 4
  Federal agencies.........          --           165           --            165          --            15            --
  Foreign bonds............          --           138            4            142          --             3            --
  Municipals...............          --           129           --            129          --            37             1
  Preferred stocks.........          --             4           --              4          --            --            --
  U.S. government bonds....         614           129           --            743          82            --            --
                                 ------        ------         ----         ------        ----          ----           ---
     Total fixed maturity
       securities..........         614         2,009           49          2,672          82           122             5
                                 ------        ------         ----         ------        ----          ----           ---
Equity securities:
  Common
     stock -- domestic.....       1,329            88          228          1,645         359             3            --
  Common stock -- foreign..         436            --           --            436          77            --            --
                                 ------        ------         ----         ------        ----          ----           ---
     Total equity
       securities..........       1,765            88          228          2,081         436             3            --
                                 ------        ------         ----         ------        ----          ----           ---
Money market securities....         189            95           --            284           1             1            --
Pass-through securities....          --           303            2            305          --            73             6
Derivative securities......           2            (4)          (1)            (3)         --            --            --
Short-term investments.....         (10)           96           --             86           8           443            --
Other invested assets......          --            59          446            505          --            --            --
Other receivables..........          --            37           --             37          --             3            --
Securities receivable......          --            66           --             66          --             2            --
                                 ------        ------         ----         ------        ----          ----           ---
       Total assets........      $2,560        $2,749         $724         $6,033        $527          $647           $11
                                 ======        ======         ====         ======        ====          ====           ===
LIABILITIES
Securities payable.........      $   --        $   57         $ --         $   57        $ --          $  1           $--
                                 ------        ------         ----         ------        ----          ----           ---
       Total liabilities...      $   --        $   57         $ --         $   57        $ --          $  1           $--
                                 ======        ======         ====         ======        ====          ====           ===
          Total assets and
            liabilities....      $2,560        $2,692         $724         $5,976        $527          $646           $11
                                 ======        ======         ====         ======        ====          ====           ===

                               DECEMBER
                               31, 2010
                              ---------
                                OTHER
                               POSTRE-
                               TIREMENT
                               BENEFITS
                              ---------
                                TOTAL
                              ESTIMATED
                                 FAIR
                                VALUE
                              ---------
                                 (IN
                              MILLIONS)
ASSETS
Fixed maturity securities:
  Corporate................     $   71
  Federal agencies.........         15
  Foreign bonds............          3
  Municipals...............         38
  Preferred stocks.........         --
  U.S. government bonds....         82
                                ------
     Total fixed maturity
       securities..........        209
                                ------
Equity securities:
  Common
     stock -- domestic.....        362
  Common stock -- foreign..         77
                                ------
     Total equity
       securities..........        439
                                ------
Money market securities....          2
Pass-through securities....         79
Derivative securities......         --
Short-term investments.....        451
Other invested assets......         --
Other receivables..........          3
Securities receivable......          2
                                ------
       Total assets........     $1,185
                                ======
LIABILITIES
Securities payable.........     $    1
                                ------
       Total liabilities...     $    1
                                ======
          Total assets and
            liabilities....     $1,184
                                ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                    DECEMBER 31, 2009
                               -------------------------------------------------------------------------------------------
                                                PENSION BENEFITS                         OTHER POSTRETIREMENT BENEFITS
                               --------------------------------------------------   --------------------------------------
                                     FAIR VALUE MEASUREMENTS AT                           FAIR VALUE MEASUREMENTS AT
                                        REPORTING DATE USING                                 REPORTING DATE USING
                               --------------------------------------               --------------------------------------
                                 QUOTED                                               QUOTED
                                 PRICES                                               PRICES
                               IN ACTIVE                                            IN ACTIVE
                                MARKETS    SIGNIFICANT                               MARKETS    SIGNIFICANT
                                  FOR         OTHER       SIGNIFICANT     TOTAL        FOR         OTHER       SIGNIFICANT
                               IDENTICAL    OBSERVABLE   UNOBSERVABLE   ESTIMATED   IDENTICAL    OBSERVABLE   UNOBSERVABLE
                                 ASSETS       INPUTS        INPUTS         FAIR       ASSETS       INPUTS        INPUTS
                               (LEVEL 1)    (LEVEL 2)      (LEVEL 3)      VALUE     (LEVEL 1)    (LEVEL 2)      (LEVEL 3)
                               ---------   -----------   ------------   ---------   ---------   -----------   ------------
                                                                      (IN MILLIONS)
ASSETS
Fixed maturity securities:
  Corporate.................     $   --       $1,385         $ 64         $1,449       $ --         $ 48          $ --
  Federal agencies..........        (39)         133           --             94         --           30            --
  Foreign bonds.............         --          138            5            143         --            3            --
  Municipals................         --           53           --             53         --           21            --
  Preferred stocks..........         --            2           --              2         --           --            --
  U.S. government bonds.....        303           48           --            351         45           --            --
  U.S. treasury notes.......         --           --           --             --         12           --            --
                                 ------       ------         ----         ------       ----         ----          ----
     Total fixed maturity
       securities...........        264        1,759           69          2,092         57          102            --
                                 ------       ------         ----         ------       ----         ----          ----
Equity securities:
  Common stock -- domestic..      1,487          227          229          1,943        342            6            --
  Common stock -- foreign...        372           --           --            372         72           --            --
                                 ------       ------         ----         ------       ----         ----          ----
     Total equity
       securities...........      1,859          227          229          2,315        414            6            --
                                 ------       ------         ----         ------       ----         ----          ----
Money market securities.....         69           54           --            123         12            1            --
Pass-through securities.....          1          357           66            424         --           75             9
Derivative securities.......          2           --           --              2         --           --            --
Short-term investments......         --          109           --            109         --          442            --
Other invested assets.......         --           --          354            354         --           --            --
                                 ------       ------         ----         ------       ----         ----          ----
       Total assets.........     $2,195       $2,506         $718         $5,419       $483         $626           $ 9
                                 ======       ======         ====         ======       ====         ====          ====

                                DECEMBER
                                31, 2009
                               ---------
                                 OTHER
                                POSTRE-
                                TIREMENT
                                BENEFITS
                               ---------
                                 TOTAL
                               ESTIMATED
                                  FAIR
                                 VALUE
                               ---------
                                  (IN
                               MILLIONS)
ASSETS
Fixed maturity securities:
  Corporate.................     $   48
  Federal agencies..........         30
  Foreign bonds.............          3
  Municipals................         21
  Preferred stocks..........         --
  U.S. government bonds.....         45
  U.S. treasury notes.......         12
                                 ------
     Total fixed maturity
       securities...........        159
                                 ------
Equity securities:
  Common stock -- domestic..        348
  Common stock -- foreign...         72
                                 ------
     Total equity
       securities...........        420
                                 ------
Money market securities.....         13
Pass-through securities.....         84
Derivative securities.......         --
Short-term investments......        442
Other invested assets.......         --
                                 ------
       Total assets.........     $1,118
                                 ======



     The pension and other postretirement benefit plan assets are categorized into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets included within the three-level fair value hierarchy presented in the table above.

     Level 1   This category includes investments in liquid securities, such as cash, short-term money market and bank time deposits, expected to mature within a year.

     Level 2 This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

              Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts is determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


              NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data.

              Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

     Level 3 This category includes separate accounts that are invested in real estate and private equity investments that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

     A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs is as follows:

                                                      TOTAL
                                               REALIZED/UNREALIZED
                                             GAINS (LOSSES) INCLUDED
                                                       IN:
                                            ------------------------     PURCHASES,
                                                           OTHER           SALES,
                                 BALANCE,              COMPREHENSIVE   ISSUANCES AND  TRANSFER INTO  TRANSFER OUT    BALANCE,
                                JANUARY 1,  EARNINGS   INCOME (LOSS)    SETTLEMENTS      LEVEL 3      OF LEVEL 3   DECEMBER 31,
                                ----------  --------   -------------   -------------  -------------  ------------  ------------
                                                                         (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
PENSION:
Fixed maturity securities:
  Corporate...................     $ 64       $ --          $ 7             $(17)          $ 4           $(13)         $ 45
  Foreign bonds...............        5         --            1               (2)           --             --             4
                                   ----       ----          ---             ----           ---           ----          ----
     Total fixed maturity
       securities.............       69         --            8              (19)            4            (13)           49
                                   ----       ----          ---             ----           ---           ----          ----
Equity securities:
  Common stock -- domestic....      229         --           (2)               1            --             --           228
                                   ----       ----          ---             ----           ---           ----          ----
     Total equity securities..      229         --           (2)               1            --             --           228
                                   ----       ----          ---             ----           ---           ----          ----
Pass-through securities.......       66        (11)          13              (67)            2             (1)            2
Derivative securities.........       --          2           (2)              (1)           --             --            (1)
Other invested assets.........      354         74           (4)              22            --             --           446
                                   ----       ----          ---             ----           ---           ----          ----
       Total pension assets...     $718       $ 65          $13             $(64)          $ 6           $(14)         $724
                                   ====       ====          ===             ====           ===           ====          ====
OTHER POSTRETIREMENT:
Fixed maturity securities:
  Corporate...................     $ --       $ --          $ 1             $ --           $ 3           $ --          $  4
  Municipals..................       --         --           --               --             1             --             1
                                   ----       ----          ---             ----           ---           ----          ----
     Total fixed maturity
       securities.............       --         --            1               --             4             --             5
Pass-through securities.......        9         (4)           1               (1)            1             --             6
                                   ----       ----          ---             ----           ---           ----          ----
       Total other
          postretirement
          assets..............     $  9       $ (4)         $ 2             $ (1)          $ 5           $ --          $ 11
                                   ====       ====          ===             ====           ===           ====          ====
          Total assets........     $727       $ 61          $15             $(65)          $11           $(14)         $735
                                   ====       ====          ===             ====           ===           ====          ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                   TOTAL REALIZED/UNREALIZED
                                                    GAINS (LOSSES) INCLUDED
                                                              IN:
                                                   -------------------------    PURCHASES,
                                                                   OTHER          SALES,     TRANSFER INTO
                                        BALANCE,               COMPREHENSIVE  ISSUANCES AND    AND/OR OUT     BALANCE,
                                       JANUARY 1,  EARNINGS    INCOME (LOSS)   SETTLEMENTS     OF LEVEL 3   DECEMBER 31,
                                       ----------  --------    -------------  -------------  -------------  ------------
                                                                         (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
PENSION:
Fixed maturity securities:
  Corporate..........................     $ 54       $ (5)         $  20           $ (3)          $(2)          $ 64
  Foreign bonds......................        4         (1)             5             (3)           --              5
                                          ----       ----          -----           ----           ---           ----
     Total fixed maturity
       securities....................       58         (6)            25             (6)           (2)            69
                                          ----       ----          -----           ----           ---           ----
Equity securities:
  Common stock -- domestic...........      437         --           (220)            12            --            229
                                          ----       ----          -----           ----           ---           ----
     Total equity securities.........      437         --           (220)            12            --            229
                                          ----       ----          -----           ----           ---           ----
Pass-through securities..............       76         (2)             8            (23)            7             66
Derivative securities................       38         34            (37)           (35)           --             --
Other invested assets................      372          4            (56)            34            --            354
                                          ----       ----          -----           ----           ---           ----
       Total pension assets..........     $981       $ 30          $(280)          $(18)          $ 5           $718
                                          ====       ====          =====           ====           ===           ====
OTHER POSTRETIREMENT:
Pass-through securities..............     $ 13       $(17)         $  17           $ (4)          $--           $  9
                                          ----       ----          -----           ----           ---           ----
       Total other postretirement....     $ 13       $(17)         $  17           $ (4)          $--           $  9
                                          ====       ====          =====           ====           ===           ====
          Total assets...............     $994       $ 13          $(263)          $(22)          $ 5           $727
                                          ====       ====          =====           ====           ===           ====



     The Company provides employees with benefits under various ERISA benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

     The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities,

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

     An international subsidiary sponsors a defined benefit plan that covers employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula, similar to the U.S. plans discussed above. The investment objectives are also similar, subject to local regulations. Generally, the international pension plan invests directly in high quality equity and fixed maturity securities.

     Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

     The tables below summarize the actual weighted average allocation by major asset class for the Invested Plans:

                                                                 ACTUAL ALLOCATION
                                        -------------------------------------------------------------------
                                        DEFINED BENEFIT PLAN   POSTRETIREMENT MEDICAL   POSTRETIREMENT LIFE
                                        --------------------   ----------------------   -------------------
YEAR ENDED DECEMBER 31, 2010:
ASSET CLASS:
Fixed maturity securities (target
  range)..............................        50% to 80%              20% to 50%                 --
  Corporate...........................               24%                     10%                 --
  Federal agency......................                3                       2                  --
  Foreign bonds.......................                3                      --                  --
  Municipals..........................                2                       5                  --
  U.S. government bonds...............               12                      11                  --
                                              ---------               ---------                 ---
     Total fixed maturity securities..               44%                     28%                 --
                                              ---------               ---------                 ---
Equity securities (target range)......         0% to 40%              50% to 80%                 --
  Common stock -- domestic............               27%                     49%                 --
  Common stock -- foreign.............                8                      10                  --
                                              ---------               ---------                 ---
     Total equity securities..........               35%                     59%                 --
                                              ---------               ---------                 ---
Money market securities...............                5%                     --%                 --
Pass-through securities...............                5                      11                  --
Short-term investments................                1                       1                 100%
Other invested assets.................                8                      --                  --
Other receivables.....................                1                       1                  --
Securities receivable.................                1                      --                  --
                                              ---------               ---------                 ---
       Total assets...................              100%                    100%                100%
                                              =========               =========                 ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                 ACTUAL ALLOCATION
                                        -------------------------------------------------------------------
                                        DEFINED BENEFIT PLAN   POSTRETIREMENT MEDICAL   POSTRETIREMENT LIFE
                                        --------------------   ----------------------   -------------------
YEAR ENDED DECEMBER 31, 2009:
ASSET CLASS:
Fixed maturity securities (target
  range)..............................        35% to 55%              10% to 40%                 --
  Corporate...........................               26%                      7%                 --
  Federal agency......................                2                       4                  --
  Foreign bonds.......................                3                      --                  --
  Municipals..........................                1                       3                  --
  U.S. government bonds...............                6                       7                  --
  U.S. treasury notes.................               --                       2                  --
                                              ---------               ---------                 ---
     Total fixed maturity securities..               38%                     23%                 --
                                              ---------               ---------                 ---
Equity securities (target range)......        25% to 45%              50% to 80%                 --
  Common stock -- domestic............               36%                     52%                 --
  Common stock -- foreign.............                7                      11                  --
                                              ---------               ---------                 ---
     Total equity securities..........               43%                     63%                 --
                                              ---------               ---------                 ---
Money market securities...............                2%                      2%                 --
Pass-through securities...............                8                      12                  --
Short-term investments................                2                      --                 100%
Other invested assets.................                7                      --                  --
                                              ---------               ---------                 ---
       Total assets...................              100%                    100%                100%
                                              =========               =========                 ===



     The target ranges in the tables above are forward-looking as of the dates presented.

  EXPECTED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS

     It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for both of the years ended December 31, 2010 and 2009. No contributions will be required for 2011. The Company made discretionary contributions of $219 million to the qualified pension plan during the year ended December 31, 2010. The Company made no discretionary contributions to the qualified pension plan during the year ended December 31, 2009. The Company expects to make additional discretionary contributions to the qualified pension plan of $152 million in 2011.

     Benefit payments due under the non-qualified pension plans are funded from the Company's general assets as they become due under the provision of the plans. These payments totaled $70 million and $57 million for the years ended December 31, 2010 and 2009, respectively. These payments are expected to be at approximately the same level in 2011.

     Postretirement benefits, other than those provided under qualified pension plans, are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. Total payments equaled $153 million and $157 million for the years ended December 31, 2010 and 2009, respectively.

     The Company expects to make contributions of $117 million, net of participant's contributions, towards benefit obligations (other than those under qualified pension plans) in 2011. As noted previously, the Subsidiaries no longer expect to receive the RDS under the Medicare Modernization Act of 2003 to partially offset payment of such benefits. Instead, the gross benefit payments that will be made under the PDP will already reflect subsidies.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, are expected to be as follows:

                                                                              OTHER
                                                               PENSION   POSTRETIREMENT
                                                              BENEFITS      BENEFITS
                                                              --------   --------------
                                                                    (IN MILLIONS)
2011........................................................   $  399         $117
2012........................................................   $  400         $119
2013........................................................   $  405         $120
2014........................................................   $  422         $121
2015........................................................   $  430         $122
2016-2020...................................................   $2,375         $622


  ADDITIONAL INFORMATION

     As previously discussed, the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of operations were $46 million, $42 million and $42 million for the years ended December 31, 2010, 2009 and 2008, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $767 million, $689 million and ($1,090) million for the years ended December 31, 2010, 2009 and 2008, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $72 million, $79 million and $63 million for the years ended December 31, 2010, 2009 and 2008, respectively.

15.  EQUITY

  CAPITAL CONTRIBUTIONS

     During the years ended December 31, 2010, 2009 and 2008, MetLife, Inc. contributed and paid $3 million, $3 million and $4 million, respectively, in the form of line of credit fees on the Company's behalf.

     During the year ended December 31, 2008, in connection with an acquisition by MetLife, Inc., MetLife, Inc. contributed $9 million to the Company in the form of intangible assets and the associated deferred income tax liability, for which the Company receives the benefit. See Note 8.

  STOCK-BASED COMPENSATION PLANS

  Overview

     The stock-based compensation expense recognized by the Company is related to awards payable in shares of MetLife, Inc. common stock, or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Description of Plans for Employees and Agents -- General Terms

     The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "2000 Stock Plan") authorized the granting of awards to employees and agents in the form of options to buy shares of MetLife, Inc. common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. By December 31, 2009 all awards under the 2000 Stock Plan had either vested or been forfeited. No awards were made under the 2000 Stock Plan in 2010.

     Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to MetLife, Inc. common stock).

     The aggregate number of shares authorized for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the 2000 Stock Plan and those shares utilized under the 2000 Stock Plan that are recovered due to forfeiture of Stock Options. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. At December 31, 2010, the aggregate number of shares of MetLife, Inc. common stock remaining available for issuance pursuant to the 2005 Stock Plan was 40,477,451. Stock Option exercises and other awards settled in shares are satisfied through the issuance of shares held in treasury by MetLife, Inc. or by the issuance of new shares.

     Of the stock-based compensation for the years ended December 31, 2010, 2009 and 2008, 79%, 88% and 89%, respectively, was allocated to the Company. No expense amounts related to stock-based awards to MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, this discussion addresses MetLife, Inc.'s practices for recognizing expense for awards under the Incentive Plans. References to compensation expense in this note refer to the Company's allocated portion of that expense. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

     Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

     Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the 2005 Stock Plan are made in the first quarter of each year.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Compensation Expense Related to Stock-Based Compensation

     The components of compensation expense related to stock-based compensation is as follows:

                                                                 YEARS ENDED DECEMBER
                                                                         31,
                                                                ---------------------
                                                                2010      2009   2008
                                                                ----      ----   ----
                                                                    (IN MILLIONS)
Stock Options.............................................       $39       $48   $ 44
Performance Shares (1)....................................        19        10     64
Restricted Stock Units....................................         9         3      2
                                                                 ---       ---   ----
Total compensation expenses related to the Incentive
  Plans...................................................       $67       $61   $110
                                                                 ===       ===   ====
Income tax benefits.......................................       $23       $21   $ 38
                                                                 ===       ===   ====



--------

   (1) Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period.

     At December 31, 2010, the Company's allocated portion of expense for Stock Options, Performance Shares and Restricted Stock Units was 87%, 65% and 88%, respectively.

     The following table presents the total unrecognized compensation expense related to stock-based compensation and the expected weighted average period over which these expenses will be recognized at:

                                                                  DECEMBER 31, 2010
                                                          --------------------------------
                                                                          WEIGHTED AVERAGE
                                                             EXPENSE           PERIOD
                                                          -------------   ----------------
                                                          (IN MILLIONS)        (YEARS)
Stock Options...........................................       $39              1.73
Performance Shares......................................       $30              1.74
Restricted Stock Units..................................       $14              1.87


  Stock Options

     Stock Options are the contingent right of award holders to purchase shares of MetLife, Inc. common stock at a stated price for a limited time. All Stock Options have an exercise price equal to the closing price of MetLife, Inc. common stock reported on the New York Stock Exchange on the date of grant, and have a maximum term of ten years. The vast majority of Stock Options granted have become or will become exercisable at a rate of one-third of each award on each of the first three anniversaries of the grant date. Other Stock Options have become or will become exercisable on the third anniversary of the grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A summary of the activity related to Stock Options for the year ended December 31, 2010 is as follows:

                                                                             WEIGHTED
                                                                             AVERAGE
                                                                            REMAINING      AGGREGATE
                                         SHARES UNDER   WEIGHTED AVERAGE   CONTRACTUAL     INTRINSIC
                                            OPTION       EXERCISE PRICE        TERM        VALUE (1)
                                         ------------   ----------------   -----------   -------------
                                                                             (YEARS)     (IN MILLIONS)
Outstanding at January 1, 2010.........   30,152,405         $38.51            5.50           $ --
Granted (2)............................    4,683,144         $35.06
Exercised..............................   (1,742,003)        $29.74
Expired................................     (154,947)        $47.78
Forfeited..............................     (236,268)        $34.64
                                          ----------
Outstanding at December 31, 2010.......   32,702,331         $38.47            5.30           $195
                                          ==========         ======            ====           ====
Aggregate number of stock options
  expected to vest at December 31,
  2010.................................   31,930,964         $38.62            5.21           $186
                                          ==========         ======            ====           ====
Exercisable at December 31, 2010.......   23,405,998         $40.43            4.00           $ 94
                                          ==========         ======            ====           ====



--------

   (1) The aggregate intrinsic value was computed using the closing share price on December 31, 2010 of $44.44 and December 31, 2009 of $35.35, as applicable.

   (2) The total fair value of the shares MetLife, Inc. granted on the date of the grant was $53 million.

     The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of MetLife, Inc. common stock; risk-free rate of return; expected dividend yield on MetLife, Inc. common stock; exercise multiple; and the post-vesting termination rate.

     Expected volatility is based upon an analysis of historical prices of MetLife, Inc. common stock and call options on that common stock traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of MetLife, Inc.'s common stock. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

     The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

     Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

     The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, used to determine the fair value of Stock Options issued:

                                                       YEARS ENDED DECEMBER 31,
                                               ---------------------------------------
                                                   2010          2009          2008
                                               -----------   -----------   -----------
Dividend yield...............................     2.11%         3.15%         1.21%
Risk-free rate of return.....................  0.35%-5.88%   0.73%-6.67%   1.91%-7.21%
Expected volatility..........................     34.41%        44.39%        24.85%
Exercise multiple............................      1.75          1.76          1.73
Post-vesting termination rate................     3.64%         3.70%         3.05%
Contractual term (years).....................       10            10            10
Expected life (years)........................       7             6             6
Weighted average exercise price of stock
  options granted............................     $35.06        $23.61        $59.48
Weighted average fair value of stock options
  granted....................................     $11.29        $8.37         $17.51


     MetLife, Inc. deducts 35% of the compensation amount of a Stock Option from its income on its tax return. The compensation amount is the price of shares on the date the Stock Option is exercised less the exercise price of the Stock Option. This tax benefit is allocated to the subsidiary of MetLife, Inc. that is the current or former employer of the associate, or is or was the principle for the non-employee insurance agent, who exercised the Stock Option.

     The following table presents a summary of Stock Option exercise activity for the:

                                                                 YEARS ENDED DECEMBER
                                                                          31,
                                                                ----------------------
                                                                2010       2009   2008
                                                                ----       ----   ----
                                                                     (IN MILLIONS)
Total intrinsic value of stock options exercised.........        $22        $ 1    $36
Cash received from exercise of stock options.............        $52        $ 8    $45
Tax benefit realized from stock options exercised........        $ 8        $--    $13


  Performance Shares

     Performance Shares are units that, if they vest, are multiplied by a performance factor to produce a number of final Performance Shares which are payable in shares of MetLife, Inc. common stock. Performance Shares are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

     Performance Share awards normally vest in their entirety at the end of the three-year performance period. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances. Vested Performance Shares are multiplied by a performance factor of 0.0 to 2.0 based largely on MetLife, Inc.'s performance in change in annual net operating earnings and total shareholder return over the applicable three-year performance period compared to the performance of its competitors. A performance factor of 0.94 was applied for the January 1, 2007 -- December 31, 2009 performance period.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents a summary of Performance Share activity for the year ended December 31, 2010:

                                                                        WEIGHTED AVERAGE
                                                          PERFORMANCE      GRANT DATE
                                                             SHARES        FAIR VALUE
                                                          -----------   ----------------
Outstanding at January 1, 2010..........................   3,493,435         $38.43
Granted (1).............................................   1,528,065         $32.24
Forfeited...............................................     (58,176)        $30.06
Payable (2).............................................    (807,750)        $60.83
                                                           ---------
Outstanding at December 31, 2010........................   4,155,574         $31.91
                                                           =========         ======
Performance Shares expected to vest at December 31,
  2010..................................................   3,972,769         $33.40
                                                           =========         ======



--------

   (1) The total fair value of the shares MetLife, Inc. granted on the date of the grant was $49 million.

   (2) Includes both shares paid and shares deferred for later payment.

     Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the performance factor determined after the end of the respective performance periods. At December 31, 2010, the three year performance period for the 2008 Performance Share grants was completed, but the performance factor has not yet been calculated. Included in the immediately preceding table are 824,825 outstanding Performance Shares to which the performance factor will be applied.

  Restricted Stock Units

     Restricted Stock Units are units that, if they vest, are payable in shares of MetLife, Inc. common stock. Restricted Stock Units are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Restricted Stock Units is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

     The vast majority of Restricted Stock Units normally vest in their entirety on the third anniversary of their grant date. Other Restricted Stock Units normally vest in their entirety on the fifth anniversary of their grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

     The following table presents a summary of Restricted Stock Unit activity for the year ended December 31, 2010:

-------------------------------------------------------------------------------------------
                                                                           WEIGHTED AVERAGE
                                                        RESTRICTED STOCK      GRANT DATE
                                                              UNITS           FAIR VALUE
                                                        ----------------   ----------------
Outstanding at January 1, 2010........................       393,362            $28.05
Granted (1)...........................................       607,200            $32.32
Forfeited.............................................       (31,275)           $27.31
Payable (2)...........................................       (32,115)           $63.32
                                                             -------
Outstanding at December 31, 2010......................       937,172            $29.63
                                                             =======            ======
Restricted Stock Units expected to vest at December
  31, 2010............................................       937,172            $29.63
                                                             =======            ======



--------

   (1) The total fair value of the shares MetLife, Inc. granted on the date of the grant was $20 million.

   (2) Includes both shares paid and shares deferred for later payment.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department has adopted Statutory Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in New York. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance contracts and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $2,066 million, $1,221 million and ($338) million for the years ended December 31, 2010, 2009 and 2008, respectively. Statutory capital and surplus, as filed with the Department, was $13.2 billion and $12.6 billion at December 31, 2010 and 2009, respectively.

  DIVIDEND RESTRICTIONS

     Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. During the year ended December 31, 2010, Metropolitan Life Insurance Company paid a dividend of $631 million, of which $399 million was a transfer of securities. During the year ended December 31, 2009, Metropolitan Life Insurance Company did not pay a dividend. During the year ended December 31, 2008, Metropolitan Life Insurance Company distributed shares of RGA stock to

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


MetLife, Inc. as an in-kind extraordinary dividend of $1,318 million. The maximum amount of dividends which Metropolitan Life Insurance Company may pay in 2011 without prior regulatory approval is $1,321 million.

     Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days of its filing. In addition, any dividend that exceeds statutory unassigned funds surplus as of the last filed annual statutory statement requires insurance regulatory approval. During the years ended December 31, 2010, 2009 and 2008, NELICO paid a dividend of $84 million, $19 million and $94 million, respectively. The maximum amount of dividends which NELICO may pay in 2011 without prior regulatory approval is $107 million.

     For the years ended December 31, 2010, 2009 and 2008, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $397 million, $148 million and $48 million, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2010, 2009 and 2008 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                           YEARS ENDED DECEMBER 31,
                                                         ----------------------------
                                                           2010      2009      2008
                                                         -------   -------   --------
                                                                 (IN MILLIONS)
Holding gains (losses) on investments arising during
  the year.............................................  $ 7,350   $12,267   $(18,334)
Income tax effect of holding gains (losses)............   (2,568)   (4,233)     6,273
Reclassification adjustments:
  Recognized holding (gains) losses included in current
     year income.......................................      (74)    1,021      1,214
  Amortization of premiums and accretion of discounts
     associated with investments.......................     (471)     (459)      (504)
Income tax effect......................................      190      (194)      (245)
Allocation of holding (gains) losses on investments
  relating to other policyholder amounts...............   (2,329)   (1,948)     3,592
Income tax effect of allocation of holding (gains)
  losses to other policyholder amounts.................      814       672     (1,231)
Unrealized investment loss on dividend of interests in
  subsidiary...........................................       --        --         88
Deferred income tax on unrealized investment loss on
  dividend of interests in subsidiary..................       --        --        (46)
                                                         -------   -------   --------
Net unrealized investment gains (losses), net of income
  tax..................................................    2,912     7,126     (9,193)
Foreign currency translation adjustments, net of income
  tax..................................................      (16)      (92)      (247)
Defined benefit plans adjustment, net of income tax....       98       (90)    (1,149)
                                                         -------   -------   --------
Other comprehensive income (loss)......................    2,994     6,944    (10,589)
Other comprehensive income (loss) attributable to
  noncontrolling interests.............................       (6)        5         --
Other comprehensive income (loss) attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary..................       --        --        150
Foreign currency translation adjustments attributable
  to noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary..................       --        --        107
Defined benefit plans adjustment attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary..................       --        --         (4)
                                                         -------   -------   --------
Other comprehensive income (loss) attributable to
  Metropolitan Life Insurance Company, excluding
  cumulative effect of change in accounting principle..    2,988     6,949    (10,336)
Cumulative effect of change in accounting principle,
  net of income tax expense (benefit) of $6 million,
  ($19) million and $0 (see Note 1)....................       10       (36)        --
                                                         -------   -------   --------
Other comprehensive income (loss) attributable to
  Metropolitan Life Insurance Company..................  $ 2,998   $ 6,913   $(10,336)
                                                         =======   =======   ========


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

16.  OTHER EXPENSES

     Information on other expenses was as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
Compensation.............................................  $2,230   $2,433   $2,482
Pension, postretirement & postemployment benefit costs...     331      411      108
Commissions..............................................     651      758      901
Volume-related costs.....................................     173       36       29
Affiliated interest costs on ceded reinsurance...........   1,386    1,236    1,072
Capitalization of DAC....................................    (804)    (857)    (901)
Amortization of DAC and VOBA.............................     950      415    1,081
Interest expense on debt and debt issue costs............     217      166      192
Premium taxes, licenses & fees...........................     288      317      275
Professional services....................................     743      701      740
Rent, net of sublease income.............................     147      262      264
Other....................................................     (53)     131      335
                                                           ------   ------   ------
Total other expenses.....................................  $6,259   $6,009   $6,578
                                                           ======   ======   ======



  CAPITALIZATION OF DAC AND AMORTIZATION OF DAC AND VOBA

     See Note 6 for DAC and VOBA by segment and a rollforward of each including impacts of capitalization and amortization. See also Note 10 for a description of the DAC amortization impact associated with the closed block.

  INTEREST EXPENSE ON DEBT AND DEBT ISSUE COSTS

     See Note 11 for attribution of interest expense by debt issuance. Interest expense on debt and debt issue costs includes interest expense related to CSEs of $15 million for the year ended December 31, 2010, and $0 for both of the years ended December 31, 2009 and 2008. See Note 3.

  AFFILIATED EXPENSES

     Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions.

     See Notes 9, 11 and 19 for discussion of affiliated expenses included in the table above.

  LEASE IMPAIRMENTS

     See Note 13 for description of lease impairments included within other expenses.

  RESTRUCTURING CHARGES

     In September 2008, MetLife, Inc. began an enterprise-wide cost reduction and revenue enhancement initiative which is expected to be fully implemented by December 31, 2011. This initiative is focused on reducing complexity, leveraging scale, increasing productivity and improving the effectiveness of MetLife, Inc.'s and its subsidiaries' operations, as well as providing a foundation for future growth. Estimated restructuring costs may change as management continues to execute its restructuring plans. Restructuring charges associated with this

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


enterprise-wide initiative and allocated to the Company were included in other expenses within Corporate & Other and are as follows:

                                                                 YEARS ENDED DECEMBER
                                                                         31,
                                                                ---------------------
                                                                2010      2009   2008
                                                                ----     -----   ----
                                                                    (IN MILLIONS)
Balance at January 1,......................................     $ 19     $  61    $--
  Severance charges........................................       14        70     67
  Change in severance charge estimates.....................       (2)       (8)    (6)
  Cash payments............................................      (28)     (104)    --
                                                                ----     -----    ---
Balance at December 31,....................................     $  3     $  19    $61
                                                                ====     =====    ===
Restructuring charges incurred in current period...........     $ 12     $  62    $61
                                                                ====     =====    ===
Total restructuring charges incurred since inception of
  program..................................................     $135     $ 123    $61
                                                                ====     =====    ===



     For the years ended December 31, 2010, 2009 and 2008, the change in severance charge estimates of ($2) million, ($8) million and ($6) million, respectively, was due to changes in estimates for variable incentive compensation, COBRA benefits, employee outplacement services and for employees whose severance status changed.

     In addition to the above charges, the Company has recognized lease charges of $28 million associated with the consolidation of office space since the inception of the initiative.

     Management anticipates further restructuring charges, including severance, lease and asset impairments, will be incurred during the year ending December 31, 2011. However, such restructuring plans were not sufficiently developed to enable MetLife, Inc. to make an estimate of such restructuring charges at December 31, 2010.

17.  BUSINESS SEGMENT INFORMATION

     The Company is organized into three segments: Insurance Products, Retirement Products and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other.

     Insurance Products offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees, and is organized into three distinct businesses: Group Life, Individual Life and Non-Medical Health. Group Life insurance products and services include variable life, universal life and term life products. Individual Life insurance products and services include variable life, universal life, term life and whole life products. Non-Medical Health products and services include dental insurance, short- and long-term disability, long-term care and other insurance products. Retirement Products offers asset accumulation and income products, including a wide variety of annuities. Corporate Benefit Funding offers pension risk solutions, structured settlements, stable value and investment products and other benefit funding products. In the fourth quarter of 2010, management realigned certain income annuity products within the Company's segments to better conform to the way it manages and assesses its business and began reporting such product results in the Retirement Products segment, previously reported in the Corporate Benefit Funding segment. Accordingly, prior period results for these segments have been adjusted by $29 million and $13 million of operating losses, net of $15 million and $8 million of income tax benefits, for the years ended December 31, 2009 and 2008, respectively, to reflect such product reclassifications.

     Corporate & Other contains the excess capital not allocated to the segments, various start-up entities and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

     Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP accounting guidance for segment reporting, it is the Company's measure of segment performance reported below. Operating earnings does not equate to income
(loss) from continuing operations, net of income tax or net income (loss) as determined in accordance with GAAP and should not be viewed as a substitute for those GAAP measures. The Company believes the presentation of operating earnings herein as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results from operations and the underlying profitability drivers of the businesses.

     Operating earnings is defined as operating revenues less operating expenses, net of income tax.

     Operating revenues is defined as GAAP revenues (i) less net investment gains (losses) and net derivative gains (losses); (ii) less amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses); (iii) plus scheduled periodic settlement payments on derivatives that are hedges of investments but do not qualify for hedge accounting treatment; and (iv) plus income from discontinued real estate operations.

     Operating expenses is defined as GAAP expenses (i) less changes in policyholder benefits associated with asset value fluctuations related to experience-rated contractholder liabilities; (ii) less costs related to noncontrolling interests; (iii) less amortization of DAC and VOBA and changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses); and (iv) plus scheduled periodic settlement payments on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment.

     In addition, operating revenues and operating expenses do not reflect the consolidation of certain securitization entities that are VIEs as required under GAAP.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other for the years ended December 31, 2010, 2009 and 2008 and at December 31, 2010 and 2009. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity. The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2010     PRODUCTS    PRODUCTS     FUNDING     & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
------------------------------  ---------   ----------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................   $16,615      $  608       $1,295      $    1    $18,519      $  --         $18,519
Universal life and investment-
  type
  product policy fees.........     1,363         515          196          --      2,074          1           2,075
Net investment income.........     5,344       2,274        3,830         146     11,594         11          11,605
Other revenues................       444          78          239         964      1,725         --           1,725
Net investment gains
  (losses)....................        --          --           --          --         --       (170)           (170)
Net derivative gains
  (losses)....................        --          --           --          --         --       (266)           (266)
                                 -------      ------       ------      ------    -------      -----         -------
  Total revenues..............    23,766       3,475        5,560       1,111     33,912       (424)         33,488
                                 -------      ------       ------      ------    -------      -----         -------
EXPENSES
Policyholder benefits and
  claims
  and policyholder dividends..    18,299         978        2,875         (18)    22,134         16          22,150
Interest credited to
  policyholder
  account balances............       507         712        1,251          --      2,470         53           2,523
Capitalization of DAC.........      (398)       (392)         (14)         --       (804)        --            (804)
Amortization of DAC and VOBA..       546         262           15           1        824        126             950
Interest expense on debt......         4           4            5         189        202         15             217
Other expenses................     2,968       1,320          425       1,181      5,894          2           5,896
                                 -------      ------       ------      ------    -------      -----         -------
  Total expenses..............    21,926       2,884        4,557       1,353     30,720        212          30,932
                                 -------      ------       ------      ------    -------      -----         -------
Provision for income tax
  expense
  (benefit)...................       645         208          350        (208)       995       (213)            782
                                 -------      ------       ------      ------    -------                    -------
OPERATING EARNINGS............   $ 1,195      $  383       $  653      $  (34)     2,197
                                 =======      ======       ======      ======
Adjustments to:
  Total revenues..............                                                      (424)
  Total expenses..............                                                      (212)
  Provision for income tax
     (expense) benefit........                                                       213
                                                                                 -------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS, NET OF INCOME
  TAX.........................                                                   $ 1,774                    $ 1,774
                                                                                 =======                    =======




                                                                       CORPORATE
                                              INSURANCE   RETIREMENT    BENEFIT    CORPORATE
AT DECEMBER 31, 2010:                          PRODUCTS    PRODUCTS     FUNDING     & OTHER      TOTAL
--------------------------------------------  ---------   ----------   ---------   ---------   --------
                                                                    (IN MILLIONS)
TOTAL ASSETS................................   $123,915     $77,633     $143,530    $30,329    $375,407
SEPARATE ACCOUNT ASSETS.....................   $  8,343     $34,540     $ 54,946    $    --    $ 97,829
SEPARATE ACCOUNT LIABILITIES................   $  8,343     $34,540     $ 54,946    $    --    $ 97,829

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2009     PRODUCTS    PRODUCTS     FUNDING     & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
------------------------------  ---------   ----------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................   $16,651      $  553       $1,414      $   11    $18,629     $    --        $18,629
Universal life and investment-
  type
  product policy fees.........     1,486         441          145          --      2,072          (5)         2,067
Net investment income.........     4,968       2,006        3,466        (328)    10,112          77         10,189
Other revenues................       511          73          230         925      1,739          --          1,739
Net investment gains
  (losses)....................        --          --           --          --         --      (1,667)        (1,667)
Net derivative gains
  (losses)....................        --          --           --          --         --      (4,428)        (4,428)
                                 -------      ------       ------      ------    -------     -------        -------
  Total revenues..............    23,616       3,073        5,255         608     32,552      (6,023)        26,529
                                 -------      ------       ------      ------    -------     -------        -------
EXPENSES
Policyholder benefits and
  claims
  and policyholder dividends..    18,447         922        2,879           7     22,255          19         22,274
Interest credited to
  policyholder
  account balances............       513         754        1,366          --      2,633          36          2,669
Capitalization of DAC.........      (396)       (449)         (12)         --       (857)         --           (857)
Amortization of DAC and VOBA..       410         246           12           2        670        (255)           415
Interest expense on debt......         2          --            1         163        166          --            166
Other expenses................     3,145       1,391          422       1,320      6,278           7          6,285
                                 -------      ------       ------      ------    -------     -------        -------
  Total expenses..............    22,121       2,864        4,668       1,492     31,145        (193)        30,952
                                 -------      ------       ------      ------    -------     -------        -------
Provision for income tax
  expense
  (benefit)...................       498          61          187        (489)       257      (2,147)        (1,890)
                                 -------      ------       ------      ------    -------                    -------
OPERATING EARNINGS............   $   997      $  148       $  400      $ (395)     1,150
                                 =======      ======       ======      ======
Adjustments to:
  Total revenues..............                                                    (6,023)
  Total expenses..............                                                       193
  Provision for income tax
     (expense) benefit........                                                     2,147
                                                                                 -------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS, NET OF INCOME
  TAX.........................                                                   $(2,533)                   $(2,533)
                                                                                 =======                    =======




                                                                       CORPORATE
                                              INSURANCE   RETIREMENT    BENEFIT    CORPORATE
AT DECEMBER 31, 2009:                          PRODUCTS    PRODUCTS     FUNDING     & OTHER      TOTAL
--------------------------------------------  ---------   ----------   ---------   ---------   --------
                                                                    (IN MILLIONS)
TOTAL ASSETS................................   $117,867     $70,201     $125,811    $29,078    $342,957
SEPARATE ACCOUNT ASSETS.....................   $  7,749     $28,442     $ 44,186    $    --    $ 80,377
SEPARATE ACCOUNT LIABILITIES................   $  7,749     $28,442     $ 44,186    $    --    $ 80,377

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2008     PRODUCTS    PRODUCTS     FUNDING     & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
------------------------------  ---------   ----------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................   $15,937      $  564       $1,933      $   10    $18,444     $    --        $18,444
Universal life and investment-
  type
  product policy fees.........     1,515         584          184          --      2,283           2          2,285
Net investment income.........     5,148       1,754        4,279        (119)    11,062          52         11,114
Other revenues................       510          57          349         966      1,882          --          1,882
Net investment gains
  (losses)....................        --          --           --          --         --      (1,529)        (1,529)
Net derivative gains
  (losses)....................        --          --           --          --         --       5,001          5,001
                                 -------      ------       ------      ------    -------     -------        -------
  Total revenues..............    23,110       2,959        6,745         857     33,671       3,526         37,197
                                 -------      ------       ------      ------    -------     -------        -------
EXPENSES
Policyholder benefits and
  claims
  and policyholder dividends..    17,637       1,009        3,500          22     22,168         247         22,415
Interest credited to
  policyholder
  account balances............       520         757        1,871           7      3,155          26          3,181
Capitalization of DAC.........      (484)       (396)         (13)         (8)      (901)         --           (901)
Amortization of DAC and VOBA..       513         390           16           9        928         153          1,081
Interest expense on debt......         1           2           --         189        192          --            192
Other expenses................     3,245       1,214          403       1,350      6,212          (6)         6,206
                                 -------      ------       ------      ------    -------     -------        -------
  Total expenses..............    21,432       2,976        5,777       1,569     31,754         420         32,174
                                 -------      ------       ------      ------    -------     -------        -------
Provision for income tax
  expense
  (benefit)...................       572         (25)         335        (336)       546       1,104          1,650
                                 -------      ------       ------      ------    -------                    -------
OPERATING EARNINGS............   $ 1,106      $    8       $  633      $ (376)     1,371
                                 =======      ======       ======      ======
Adjustments to:
  Total revenues..............                                                     3,526
  Total expenses..............                                                      (420)
  Provision for income tax
     (expense) benefit........                                                    (1,104)
                                                                                 -------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS, NET OF INCOME
  TAX.........................                                                   $ 3,373                    $ 3,373
                                                                                 =======                    =======



     Net investment income is based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Operating revenues derived from any customer did not exceed 10% of consolidated operating revenues for the years ended December 31, 2010, 2009 and 2008. Substantially all of the Company's revenues originated in the United States.

18.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair value less expected disposition costs. Income from discontinued real estate operations, net of income tax, was $12 million, $11 million and $13 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The carrying value of real estate related to discontinued operations was $4 million and $55 million at December 31, 2010 and 2009, respectively.

  OPERATIONS

  Reinsurance Group of America, Incorporated

     The following table presents the amounts related to the operations of RGA that have been reflected as discontinued operations (see Note 2) in the consolidated statements of operations:

-----------------------------------------------------------------------------------
                                                                      YEAR ENDED
                                                                  DECEMBER 31, 2008
                                                                  -----------------
Total revenues..................................................        $3,952
Total expenses..................................................         3,796
                                                                        ------
Income before provision for income tax..........................           156
Provision for income tax........................................            53
                                                                        ------
Income from discontinued operations, net of income tax,
  attributable to Metropolitan Life Insurance Company...........           103
Income from discontinued operations, net of income tax,
  attributable to noncontrolling interests......................            94
Loss in connection with the dividend of interests in subsidiary,
  net of income tax.............................................          (398)
                                                                        ------
Income (loss) from discontinued operations, net of income tax...        $ (201)
                                                                        ======



     The operations of RGA included direct policies and reinsurance agreements with Metropolitan Life Insurance Company and some of its subsidiaries. These agreements are generally terminable by either party upon 90 days written notice with respect to future new business. Agreements related to existing business generally are not terminable, unless the underlying policies terminate or are recaptured. These direct policies and reinsurance agreements do not constitute significant continuing involvement by the Company with RGA. Included in continuing operations in the Company's consolidated statements of operations are amounts related to these transactions, including ceded amounts that reduced premiums and fees by $117 million and ceded amounts that reduced policyholder benefits and claims by $90 million for the year ended December 31, 2008 that have not been eliminated as these transactions have continued after the RGA disposition.

19.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain of the agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2,700 million, $2,965 million and $2,839 million for the years ended December 31, 2010, 2009 and 2008, respectively. The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1,189 million, $1,074 million and $815 million for the years

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


ended December 31, 2010, 2009 and 2008, respectively, and were reimbursed to the Company by these affiliates. The aforementioned expenses and fees incurred with affiliates were comprised of the following:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
Compensation.............................................  $1,770   $2,255   $2,172
Commissions..............................................     801      638      658
Volume-related costs.....................................    (269)    (284)    (309)
Professional services....................................     (18)      --       --
Rent.....................................................     (28)      --       --
Other....................................................    (745)    (718)    (497)
                                                           ------   ------   ------
  Total other expenses...................................  $1,511   $1,891   $2,024
                                                           ======   ======   ======



     Revenues received from affiliates related to these agreements were recorded as follows:

                                                                 YEARS ENDED DECEMBER
                                                                          31,
                                                                ----------------------
                                                                2010       2009   2008
                                                                ----       ----   ----
                                                                     (IN MILLIONS)
Universal life and investment-type product policy fees...        $84        $55    $16
Other revenues...........................................        $34        $22    $17


     The Company had net payables to affiliates of $243 million and $205 million at December 31, 2010 and 2009, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note
9. See Notes 3, 8 and 11 for discussion of additional related party transactions.

20.  SUBSEQUENT EVENTS

  CREDIT FACILITY

     On February 1, 2011, MetLife, Inc. entered into a committed facility with a third-party bank to provide letters of credit for the benefit of Missouri Reinsurance (Barbados) Inc. ("MoRe"), a captive reinsurance subsidiary, to address its short-term solvency needs based on guidance from the regulator. This one-year facility provides for the issuance of letters of credit in amounts up to $350 million. Under the facility, a letter of credit for $250 million was issued on February 2, 2011 and increased to $295 million on February 23, 2011, which management believes satisfies MoRe's solvency requirements.

GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Financial Statements

As of December 31, 2010 and 2009 and for the Years Ended December 31, 2010, 2009 and 2008
and Report of Independent Registered Public Accounting Firm

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of General American Life Insurance
Company:

We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries (an indirect wholly owned subsidiary of MetLife, Inc.) (the "Company") as of December 31, 2010 and 2009, and the related consolidated statements of operations, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of General American Life Insurance Company and subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 6, 2011

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2010 AND 2009


                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                      2010      2009
                                                                    -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair
     value (amortized cost: $5,913 and $6,168, respectively).....   $ 6,546   $ 6,394
  Equity securities available-for-sale, at estimated fair value
     (cost: $159 and $149, respectively).........................       178       150
  Mortgage loans (net of valuation allowances of $6 and $3,
     respectively)...............................................       562       369
  Policy loans...................................................     1,807     1,781
  Real estate and real estate joint ventures.....................        54        54
  Other limited partnership interests............................       156        96
  Short-term investments, principally at estimated fair value....       175       219
  Other invested assets, principally at estimated fair value.....        59        54
                                                                    -------   -------
     Total investments...........................................     9,537     9,117
Cash and cash equivalents, principally at estimated fair value...       265       158
Accrued investment income........................................        94        96
Premiums, reinsurance and other receivables......................     2,443     2,235
Deferred policy acquisition costs and value of business
  acquired.......................................................       169       192
Current income tax recoverable...................................        --        47
Deferred income tax assets.......................................        --        88
Other assets.....................................................       157       152
Separate account assets..........................................     1,435     1,415
                                                                    -------   -------
     Total assets................................................   $14,100   $13,500
                                                                    =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
  Future policy benefits.........................................   $ 5,091   $ 5,086
  Policyholder account balances..................................     4,428     4,291
  Other policy-related balances..................................       263       235
  Policyholder dividends payable.................................        99       103
  Payables for collateral under securities loaned and other
     transactions................................................       574       426
  Long-term debt.................................................       102       101
  Current income tax payable.....................................        14        --
  Deferred income tax liability..................................        55        --
  Other liabilities..............................................       601       556
  Separate account liabilities...................................     1,435     1,415
                                                                    -------   -------
     Total liabilities...........................................    12,662    12,213
                                                                    -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 11)
STOCKHOLDER'S EQUITY
Common stock, par value $1.00 per share; 5,000,000 shares
  authorized; 3,000,000 shares issued and outstanding............         3         3
Additional paid-in capital.......................................     1,029     1,156
Retained earnings................................................        --        --
Accumulated other comprehensive income (loss)....................       406       128
                                                                    -------   -------
     Total stockholder's equity..................................     1,438     1,287
                                                                    -------   -------
     Total liabilities and stockholder's equity..................   $14,100   $13,500
                                                                    =======   =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)


                                                             2010      2009     2008
                                                            ------   -------   ------
REVENUES
Premiums..................................................  $  249   $   265   $  284
Universal life and investment-type product policy fees....     146       177      160
Net investment income.....................................     502       511      474
Other revenues............................................       5         9        6
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities...........................................     (16)      (37)     (75)
  Other-than-temporary impairments on fixed maturity
     securities transferred to other comprehensive income
     (loss)...............................................      10        12       --
  Other net investment gains (losses).....................     (10)      (36)      (3)
                                                            ------   -------   ------
     Total net investment gains (losses)..................     (16)      (61)     (78)
  Net derivative gains (losses)...........................     (62)     (189)     215
                                                            ------   -------   ------
     Total revenues.......................................     824       712    1,061
                                                            ------   -------   ------
EXPENSES
Policyholder benefits and claims..........................     442       414      454
Interest credited to policyholder account balances........     136       140      140
Policyholder dividends....................................     154       169      168
Other expenses............................................      75       106       84
                                                            ------   -------   ------
     Total expenses.......................................     807       829      846
                                                            ------   -------   ------
Income (loss) from continuing operations before provision
  for income tax..........................................      17      (117)     215
Provision for income tax expense (benefit)................      (5)      (65)      95
                                                            ------   -------   ------
Income (loss) from continuing operations, net of income
  tax.....................................................      22       (52)     120
Income (loss) from discontinued operations, net of income
  tax.....................................................      --        --     (201)
                                                            ------   -------   ------
Net income (loss).........................................      22       (52)     (81)
Less: Net income attributable to noncontrolling
  interests...............................................      --        --       94
                                                            ------   -------   ------
Net income (loss) attributable to General American Life
  Insurance Company.......................................    $ 22     $ (52)  $ (175)
                                                            ======   =======   ======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)


                                                                          ACCUMULATED OTHER
                                                                     COMPREHENSIVE INCOME (LOSS)              TOTAL GENERAL
                                                        ----------------------------------------------------  AMERICAN LIFE
                                                              NET                      FOREIGN      DEFINED     INSURANCE
                                  ADDITIONAL              UNREALIZED     OTHER-THAN    CURRENCY     BENEFIT     COMPANY'S
                          COMMON    PAID-IN   RETAINED    INVESTMENT     TEMPORARY   TRANSLATION     PLANS    STOCKHOLDER'S
                           STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  IMPAIRMENTS  ADJUSTMENTS  ADJUSTMENT      EQUITY
                          ------  ----------  --------  --------------  -----------  -----------  ----------  -------------
Balance at December 31,
  2007..................    $3       $ 1,849   $   969           $ 348         $ --        $ 112         $(3)       $ 3,278
Equity transaction of
  majority owned
  subsidiary............                 (11)                                                                           (11)
Dividend of interests in
  subsidiary............                (595)     (723)                                                              (1,318)
Dividends on common
  stock.................
Change in equity of
  noncontrolling
  interests.............
Comprehensive income
  (loss):
  Net income (loss).....                          (175)                                                                (175)
  Other comprehensive
     income (loss):
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax...                                          (647)                                                (647)
     Foreign currency
       translation
       adjustments, net
       of income tax....                                                                    (122)                      (122)
     Defined benefit
       plans adjustment,
       net of income
       tax..............                                                                                   4              4
                                                                                                                    -------
     Other comprehensive
       income (loss)....                                                                                               (765)
                                                                                                                    -------
  Comprehensive income
     (loss).............                                                                                               (940)
                            --       -------   -------           -----         ----        -----         ---        -------
Balance at December 31,
  2008..................     3         1,243        71            (299)          --          (10)          1          1,009
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)...                             1                           (1)                                     --
Dividends on common
  stock.................                 (87)      (20)                                                                (107)
Comprehensive income
  (loss):
  Net income (loss).....                           (52)                                                                 (52)
  Other comprehensive
     income (loss):
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax...                                           448           (9)                                    439
     Defined benefit
       plans adjustment,
       net of income
       tax..............                                                                                  (2)            (2)
                                                                                                                    -------
     Other comprehensive
       income (loss)....                                                                                                437
                                                                                                                    -------
  Comprehensive income
     (loss).............                                                                                                385
                            --       -------   -------           -----         ----        -----         ---        -------
Balance at December 31,
  2009..................     3         1,156        --             149          (10)         (10)         (1)         1,287
Dividends on common
  stock.................                (127)      (22)                                                                (149)
Comprehensive income
  (loss):
  Net income (loss).....                            22                                                                   22
  Other comprehensive
     income (loss):
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax...                                           279                                                  279
     Defined benefit
       plans adjustment,
       net of income
       tax..............                                                                                  (1)            (1)
                                                                                                                    -------
     Other comprehensive
       income (loss)....                                                                                                278
                                                                                                                    -------
  Comprehensive income
     (loss).............                                                                                                300
                            --       -------   -------           -----         ----        -----         ---        -------
Balance at December 31,
  2010..................    $3        $1,029     $  --           $ 428         $(10)       $ (10)        $(2)       $ 1,438
                            ==       =======   =======           =====         ====        =====         ===        =======

                          NONCONTROLLING
                             INTERESTS
                           DISCONTINUED    TOTAL
                            OPERATIONS     EQUITY
                          --------------  -------
Balance at December 31,
  2007..................         $ 1,534  $ 4,812
Equity transaction of
  majority owned
  subsidiary............                      (11)
Dividend of interests in
  subsidiary............                   (1,318)
Dividends on common
  stock.................              34       34
Change in equity of
  noncontrolling
  interests.............          (1,409)  (1,409)
Comprehensive income
  (loss):
  Net income (loss).....              94      (81)
  Other comprehensive
     income (loss):
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax...            (150)    (797)
     Foreign currency
       translation
       adjustments, net
       of income tax....            (107)    (229)
     Defined benefit
       plans adjustment,
       net of income
       tax..............               4        8
                                 -------  -------
     Other comprehensive
       income (loss)....            (253)  (1,018)
                                 -------  -------
  Comprehensive income
     (loss).............            (159)  (1,099)
                                 -------  -------
Balance at December 31,
  2008..................              --    1,009
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)...                       --
Dividends on common
  stock.................                     (107)
Comprehensive income
  (loss):
  Net income (loss).....                      (52)
  Other comprehensive
     income (loss):
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax...                      439
     Defined benefit
       plans adjustment,
       net of income
       tax..............                       (2)
                                 -------  -------
     Other comprehensive
       income (loss)....              --      437
                                 -------  -------
  Comprehensive income
     (loss).............              --      385
                                 -------  -------
Balance at December 31,
  2009..................              --    1,287
Dividends on common
  stock.................                     (149)
Comprehensive income
  (loss):
  Net income (loss).....                       22
  Other comprehensive
     income (loss):
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax...                      279
     Defined benefit
       plans adjustment,
       net of income
       tax..............                       (1)
                                 -------  -------
     Other comprehensive
       income (loss)....              --      278
                                 -------  -------
  Comprehensive income
     (loss).............              --      300
                                 -------  -------
Balance at December 31,
  2010..................         $    --  $ 1,438
                                 =======  =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)


                                                             2010     2009      2008
                                                           -------   ------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)........................................  $    22   $  (52)  $   (81)
Adjustments to reconcile net income (loss) to net cash
  (used in) provided by operating activities:
     Depreciation and amortization expenses..............        7        7         7
     Amortization of premiums and accretion of discounts
       associated with investments, net..................      (46)     (43)      (32)
     (Gains) losses on investments and derivatives and
       from sales of businesses, net.....................       77      250       502
     Interest credited to policyholder account balances..      136      140       248
     Interest earned on equity linked notes..............       (3)     (25)       44
     Universal life and investment-type product policy
       fees..............................................     (146)    (177)     (160)
     Change in premiums, reinsurance and other
       receivables.......................................     (208)     (58)     (116)
     Change in deferred policy acquisition costs, net....       19       25      (262)
     Change in income tax recoverable (payable)..........       54     (138)      124
     Change in other assets..............................       10       31       (96)
     Change in insurance-related liabilities and policy-
       related balances..................................       24     (109)      294
     Change in other liabilities.........................        4       72       163
     Other, net..........................................       (6)       5       (46)
                                                           -------   ------   -------
Net cash (used in) provided by operating activities......      (56)     (72)      589
                                                           -------   ------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
     Fixed maturity securities...........................    2,079    1,383     3,221
     Equity securities...................................        1       20        41
     Mortgage loans......................................       33        6        74
     Other limited partnership interests.................       10       13         4
Purchases of:
     Fixed maturity securities...........................   (1,779)    (934)   (3,167)
     Equity securities...................................      (10)     (18)      (59)
     Mortgage loans......................................     (233)    (158)       (5)
     Real estate and real estate joint ventures..........       (3)      (2)       (2)
     Other limited partnership interests.................      (58)     (25)      (66)
Cash received in connection with freestanding
  derivatives............................................       24       13       200
Cash paid in connection with freestanding derivatives....      (67)    (102)      (30)
Dividend of subsidiary...................................       --       --      (270)
Net change in short-term investments.....................       55      284      (255)
Net change in other invested assets......................        8       (3)     (586)
Other, net...............................................      (26)     (91)      (24)
                                                           -------   ------   -------
Net cash provided by (used in) investing activities......  $    34   $  386   $  (924)
                                                           -------   ------   -------




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)

                                                            2010        2009       2008
                                                         ---------   ---------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
     Deposits..........................................  $     372   $     535   $  1,379
     Withdrawals.......................................       (242)       (356)      (714)
Net change in payables for collateral under securities
  loaned and other transactions........................        148        (380)      (632)
Net change in short-term debt -- affiliated............         --          --        (50)
Long-term debt repaid..................................         --          --         (3)
Dividends on common stock..............................       (149)       (107)        --
                                                         ---------   ---------   --------
Net cash provided by (used in) financing activities....        129        (308)       (20)
                                                         ---------   ---------   --------
Change in cash and cash equivalents....................        107           6       (355)
Cash and cash equivalents, beginning of year...........        158         152        507
                                                         ---------   ---------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR.................      $ 265       $ 158   $    152
                                                         =========   =========   ========
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year....................................      $  --       $  --   $    404
                                                         =========   =========   ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE,
  END OF YEAR..........................................      $  --       $  --   $     --
                                                         =========   =========   ========
Cash and cash equivalents, from continuing operations,
  beginning of year....................................      $ 158       $ 152   $    103
                                                         =========   =========   ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS,
  END OF YEAR..........................................      $ 265       $ 158   $    152
                                                         =========   =========   ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid (received) during the year for:
     Interest..........................................      $   8       $   9   $     84
                                                         =========   =========   ========
     Income tax........................................      $ (41)      $  73   $    (26)
                                                         =========   =========   ========
Non-cash transactions during the year:
     Dividend of subsidiary:
       Assets disposed.................................      $  --       $  --   $ 22,135
       Liabilities disposed............................         --          --    (20,689)
                                                         ---------   ---------   --------
       Net assets disposed.............................         --          --      1,446
       Cash disposed...................................         --          --        270
       Dividend of interests in subsidiary.............         --          --     (1,318)
                                                         ---------   ---------   --------
       Loss on dividend of interests in subsidiary.....      $  --       $  --   $    398
                                                         =========   =========   ========




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     General American Life Insurance Company ("General American") and its subsidiaries (collectively the "Company"), is a wholly-owned subsidiary of GenAmerica Financial, LLC ("GenAmerica" or the "Holding Company"). General American is a Missouri corporation incorporated in 1933. GenAmerica is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"), which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals and group insurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in 49 states, Puerto Rico and the District of Columbia.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of General American and its subsidiaries. Intercompany accounts and transactions have been eliminated.

     See Note 2 for discussion concerning the disposition of a subsidiary.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2010 presentation. Such reclassifications include:

     - Reclassification from other net investment gains (losses) of ($189) million and $215 million to net derivative gains (losses) in the consolidated statements of operations for the years ended December 31, 2009 and 2008, respectively; and

     - Reclassification from net change in other invested assets of $13 million and $200 million to cash received in connection with freestanding derivatives and ($102) million and ($30) million to cash paid in connection with freestanding derivatives, all within cash flows from investing activities, in the consolidated statements of cash flows for the years ended December 31, 2009 and 2008, respectively.

     See Note 14 for reclassifications related to discontinued operations.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

     A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third party with the same credit standing. It requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value of an asset, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of input to its valuation. The input levels are as follows:

       Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

       Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

       Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     Prior to January 1, 2009, the measurement and disclosures of fair value based on exit price excluded certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination, reporting units measured at estimated fair value in the first step of a goodwill impairment test and indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

  Investments

     The accounting policies for each of the Company's investments are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

          The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 3 "-- Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale." An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below cost or amortized cost recovers; (vii) with respect to equity securities, whether the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost; (viii) unfavorable changes in forecasted cash flows on mortgage-backed and ABS; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Effective April 1, 2009, the Company prospectively adopted guidance on the recognition and presentation of other-than-temporary impairment ("OTTI") losses as described in "-- Adoption of New Accounting Pronouncements -- Financial Instruments." The guidance requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded in other comprehensive income (loss). There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings. The Company does not make any adjustments for subsequent recoveries in value.

          Prior to the adoption of the OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of estimated fair value to the security's amortized cost. Also, prior to the adoption of this guidance, the entire difference between the fixed maturity security's amortized cost basis and its estimated fair value was recognized in earnings if it was determined to have an OTTI.

          With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

          With respect to perpetual hybrid securities that have attributes of both debt and equity, some of which are classified as fixed maturity securities and some of which are classified as non-redeemable preferred stock within equity securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

          The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities under the OTTI guidance are as follows:

          (i) The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

          (ii) When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

          (iii) Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

          (iv) When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process which incorporates available information and management's best estimate of scenarios-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates, and the overall macroeconomic conditions.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. These impairments are included within net investment gains (losses). The Company does not change the revised cost basis for subsequent recoveries in value.

          In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on fixed maturity securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their investment income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses). In addition, the Company has invested in certain structured transactions that are variable interest entities ("VIEs"). These structured transactions include hybrid securities and other limited partnership interests. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on an annual basis.

          Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. At the inception of a loan, the Company obtains collateral, generally cash, in an amount at least equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans -- For the purposes of determining valuation allowances, the Company disaggregates its mortgage loan investments into two portfolio segments: (1) commercial and (2) agricultural.

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

               Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days; and agricultural -- 90 days. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

               Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. The Company typically uses ten years, or more, of historical experience, in these evaluations. These evaluations are revised as conditions change and new information becomes available.

               All commercial and agricultural loans are monitored on an ongoing basis for potential credit losses. For commercial loans, these ongoing reviews may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

               For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating these ratios are developed in connection with the ongoing review of the commercial loan portfolio and are routinely updated.

               For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. Loan-to-value ratios compare the amount of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan amount is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan amount. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating these ratios are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is available and the contractual right exists to receive such financial information on a timely basis. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in an affiliated money market pool.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, tax credit partnerships and cash held in trust.

          Freestanding derivatives with positive estimated fair values are described in the derivatives accounting policy which follows.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of tax credit partnerships in net investment income.

          Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

          When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs to these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

          The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

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            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

          The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and ABS, certain structured investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

          For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements. The Company did not consolidate any of its VIEs at December 31, 2010 and 2009.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads, and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards and futures, to manage various risks relating to its ongoing business. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses). The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The Company's net derivative gains (losses) on foreign operations are related to the operations of Reinsurance Group of America, Incorporated ("RGA"), a former majority-owned subsidiary, and are included in income (loss) from discontinued operations, net of income tax. See Note 14.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $77 million and $76 million at December 31, 2010 and 2009, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $67 million and $64 million at December 31, 2010 and 2009, respectively. Related depreciation and amortization expense was $3 million, $3 million and $2 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $29 million and $28 million at December 31, 2010 and 2009, respectively. Accumulated amortization of capitalized software was $25 million and $23 million at December 31, 2010 and 2009, respectively. Related amortization expense was $2 million for each of the years ended December 31, 2010, 2009 and 2008.

  Deferred Policy Acquisition Costs ("DAC") and Value of Business Acquired ("VOBA")

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issuance expenses. VOBA is an intangible asset that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

     The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired which represents the future economic benefits arising from such net assets acquired that could not be individually identified. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

     Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. Management has concluded that the Company has one reporting unit. The Company applies significant judgment when determining the estimated fair value of the Company's reporting unit.

     For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

     In performing the Company's goodwill impairment test, the estimated fair value of the reporting unit is determined using a market multiple approach. When further corroboration is required, the Company uses a discounted cash flow approach.

     The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting unit include projected earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the level of interest rates, credit spreads, equity market levels and the discount rate that the Company believes is appropriate for the respective reporting unit. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting unit could result in goodwill impairments in future periods which could materially adversely affect the Company's results of operations or financial position.

     During the 2010 impairment test of goodwill, the Company concluded that the fair value was in excess of the carrying value and, therefore, goodwill was not impaired. On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting unit to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions may have an impact on the estimated fair value and could result in future impairments of goodwill. Additionally, the Company recognized no impairments of goodwill during the years ended December 31, 2009 and 2008. Goodwill was $35 million at both December 31, 2010 and 2009.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating life insurance policies are equal to the aggregate of: (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Participating business represented approximately 38% and 48% of the Company's life insurance in-force at December 31, 2010 and 2009, respectively. Participating policies represented approximately 99% of gross life insurance premiums for each of the years ended December 31, 2010, 2009 and 2008.

     Future policy benefit liabilities for non-participating life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions used in establishing such liabilities range from 5% to 7%.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 5% to 9%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate assumption used in establishing such liabilities is 5%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 6%.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's ("S&P") 500 Index experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments and investment performance; and (ii) credited interest, ranging from 2% to 6%, less expenses, mortality charges and withdrawals.

  Other Policy-Related Balances

     Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Funds Withheld

     Funds withheld represent amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments. As a result, the Company records a funds withheld payable within other liabilities. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio and records it in other expenses.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

     Policyholder dividends are approved annually by General American's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by General American.

  Income Taxes

     General American joins with MetLife and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. The Company participates in a tax sharing agreement with MetLife. The agreement provides that current income tax expense (benefit) is computed on a separate return basis and members of the tax group shall make payments (receive reimbursement) to (from) MetLife to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

          (i) future taxable income exclusive of reversing temporary differences and carryforwards;

          (ii) future reversals of existing taxable temporary differences;

          (iii) taxable income in prior carryback years; and

          (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (see Note 10) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

     Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

     Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by MLIC. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

  Foreign Currency

     Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The resulting translation adjustments are charged or credited directly to other comprehensive income or loss, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur. The Company's net derivative gains (losses) on foreign operations are related to the operations of RGA, and are included in income (loss) from discontinued operations, net of income tax. See Note 14.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, short-term investments and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

     Effective December 31, 2010, the Company adopted new guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its consolidated financial statements. Certain additional disclosures will be required for reporting period ending March 31, 2011 and certain disclosures relating to troubled debt restructurings have been deferred indefinitely.

     Effective April 1, 2009, the Company adopted new OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities.

     The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $1 million to retained earnings with a corresponding decrease to accumulated other comprehensive income (loss) to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $1 million, net of deferred income taxes of less than $1 million, resulting in the net cumulative effect adjustment of $1 million. The entire increase in the amortized cost basis of fixed maturity securities was in the ABS sector.

     As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $12 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

     The following pronouncements relating to financial instruments had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2010, the Company adopted new guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

     - Also effective January 1, 2010, the Company adopted new guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to certain real estate joint ventures and other limited partnership interests held by the Company.

     - Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions.

     - Effective December 31, 2008, the Company adopted guidance on the recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets. This new guidance more closely aligns the determination of whether an OTTI has occurred for a beneficial interest in a securitized financial asset with the original guidance for fixed maturity securities classified as available-for-sale or held-to-maturity.

     - Effective January 1, 2008, the Company adopted guidance relating to application of the shortcut method of accounting for derivative instruments and hedging activities. This guidance permits interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by current accounting guidance on fair value measurements, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace.

     - Effective January 1, 2008, the Company adopted guidance that permits a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset. This guidance also

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES includes certain terminology modifications. Upon adoption of this guidance, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements.

  Business Combinations and Noncontrolling Interests

     Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - Net income (loss) includes amounts attributable to noncontrolling interests.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements. Financial statements and disclosures for periods prior to 2009 reflect the retrospective application of the accounting for noncontrolling interests as required under this guidance.

     Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

     Effective January 1, 2010, the Company adopted new guidance that requires new disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2008, the Company adopted fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets and liabilities measured at fair value. The adoption of this guidance changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs, as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. At January 1, 2008, adopting the guidance on assets and liabilities measured at estimated fair value did not have a material impact on the Company's consolidated financial statements. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income
(loss). The Company provided all of the material disclosures in Note 5.

     The following new pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

     - Effective September 30, 2008, the Company adopted guidance relating to the fair value measurements of financial assets when the market for those assets is not active. It provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value.

     - Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

     - Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

     - Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

     - Effective December 31, 2009, the Company adopted guidance on: (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements, for both interim and annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

     - Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or (iii) another

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2009, the Company adopted guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

     Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

     The following pronouncement had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2008, the Company prospectively adopted guidance on the sale of real estate when the agreement includes a buy-sell clause. This guidance addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity and concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In December 2010, the Financial Accounting Standards Board ("FASB") issued new guidance addressing when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure (Accounting Standards Update ("ASU") 2010-29, Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations). Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The guidance is effective for fiscal years beginning on or after December 15, 2010. The Company will apply the guidance prospectively on its accounting for future acquisitions and does not expect the adoption of this guidance to have a material impact on the Company's consolidated financial statements.

     In December 2010, the FASB issued new guidance regarding goodwill impairment testing (ASU 2010-28, Intangibles -- Goodwill and Other (Topic 350):
When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts). This guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity would be required to perform Step 2 of the test if qualitative factors indicate that it is more likely than not that goodwill impairment exists. The guidance is effective for the first quarter of 2011. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

     In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) effective for the first quarter of 2012. This guidance clarifies the costs that should be deferred by insurance entities when issuing and renewing insurance contracts. The guidance also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition-related costs should be expensed as incurred. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In April 2010, the FASB issued new guidance regarding accounting for investment funds determined to be VIEs (ASU 2010-15, How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments). Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economics in a VIE, unless the separate account contractholder is a related party. The guidance is effective for the first quarter of 2011. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

2.  DISPOSITION

  DISPOSITION OF REINSURANCE GROUP OF AMERICA, INCORPORATED

     In September 2008, MetLife completed a tax-free split-off of RGA. In connection with this transaction, General American dividended to MLIC and MLIC dividended to MetLife substantially all of its interests in RGA at a value of $1,318 million. The net book value of RGA at the time of the dividend was $1,716 million. The loss recognized in connection with the dividend was $398 million. General American retained 3,000,000 shares of RGA Class A common stock. These shares are marketable equity securities which do not constitute significant continuing involvement in the operations of RGA; accordingly, they were classified within equity securities in the consolidated financial statements of the Company at a cost basis of $157 million which is equivalent to the net book value of the shares. The equity securities have been recorded at fair value at each subsequent reporting date. General American agreed to dispose of the remaining shares of RGA within the next five years. In connection with General American's agreement to dispose of the remaining shares, General American also recognized, in its provision for income tax on continuing operations, a deferred tax liability of $16 million which represents the difference between the book and taxable basis of the remaining investment in RGA. On February 15, 2011, the Company sold to RGA such remaining shares (see Note 16).

     The impact of the disposition of the Company's investment in RGA was reflected in the Company's consolidated financial statements as discontinued operations. See Note 14.

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities and the percentage that each sector represents by the respective

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES total holdings for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI loss:

                                                           DECEMBER 31, 2010
                                        -------------------------------------------------------
                                                        GROSS UNREALIZED
                                         COST OR    -----------------------   ESTIMATED
                                        AMORTIZED          TEMPORARY   OTTI      FAIR      % OF
                                           COST     GAIN      LOSS     LOSS     VALUE     TOTAL
                                        ---------   ----   ---------   ----   ---------   -----
                                                             (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.............    $2,196    $176      $ 39      $--     $2,333     35.6%
Foreign corporate securities..........       925     180        19       --      1,086     16.6
Foreign government securities.........       723     311        --       --      1,034     15.8
RMBS..................................       673      38        16       13        682     10.4
CMBS..................................       621      29        14       --        636      9.7
U.S. Treasury and agency securities...       500      19         8       --        511      7.8
ABS...................................       215       7        19        2        201      3.1
State and political subdivision
  securities..........................        60       3        --       --         63      1.0
                                          ------    ----      ----     ----     ------    -----
  Total fixed maturity securities (1),
     (2)..............................    $5,913    $763      $115     $ 15     $6,546    100.0%
                                          ======    ====      ====     ====     ======    =====
EQUITY SECURITIES:
Common stock..........................    $  154    $ 19      $ --      $--     $  173     97.2%
Non-redeemable preferred stock (1)....         5      --        --       --          5      2.8
                                          ------    ----      ----     ----     ------    -----
  Total equity securities (3).........    $  159    $ 19      $ --      $--     $  178    100.0%
                                          ======    ====      ====     ====     ======    =====




                                                           DECEMBER 31, 2009
                                        -------------------------------------------------------
                                                        GROSS UNREALIZED
                                         COST OR    -----------------------   ESTIMATED
                                        AMORTIZED          TEMPORARY   OTTI      FAIR      % OF
                                           COST     GAIN      LOSS     LOSS     VALUE     TOTAL
                                        ---------   ----   ---------   ----   ---------   -----
                                                             (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.............    $2,209    $117      $ 72      $--     $2,254     35.3%
Foreign corporate securities..........       865     128        31       --        962     15.0
Foreign government securities.........       609     211         2       --        818     12.8
RMBS..................................       783      29        57       11        744     11.6
CMBS..................................       821       9        63       --        767     12.0
U.S. Treasury and agency securities...       466       8        16       --        458      7.2
ABS...................................       359       6        28        4        333      5.2
State and political subdivision
  securities..........................        56       2        --       --         58      0.9
                                          ------    ----      ----     ----     ------    -----
  Total fixed maturity securities (1),
     (2)..............................    $6,168    $510      $269     $ 15     $6,394    100.0%
                                          ======    ====      ====     ====     ======    =====
EQUITY SECURITIES:
Common stock..........................    $  144    $ --      $ --      $--     $  144     96.0%
Non-redeemable preferred stock (1)....         5       1        --       --          6      4.0
                                          ------    ----      ----     ----     ------    -----
  Total equity securities (3).........    $  149    $  1      $ --      $--     $  150    100.0%
                                          ======    ====      ====     ====     ======    =====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

--------

   (1) Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has an interest rate step-up feature which, when combined with other qualitative factors, indicates that the security has more debt-like characteristics. The Company classifies perpetual securities with an interest rate step-up feature which, when combined with other qualitative factors, indicates that the security has more equity-like characteristics, as equity securities within non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." The following table presents the perpetual hybrid securities held by the Company at:

                                                                                            DECEMBER 31,
                                                                                       ----------------------
                                   CLASSIFICATION                                         2010        2009
------------------------------------------------------------------------------------   ---------   ----------
CONSOLIDATED BALANCE                                                                   ESTIMATED    ESTIMATED
SHEETS                              SECTOR TABLE                PRIMARY ISSUERS        FAIRVALUE   FAIR VALUE
--------------------         --------------------------   --------------------------   ---------   ----------
                                                                                            (IN MILLIONS)
Equity securities            Non-redeemable preferred     Non-U.S. financial
                             stock                        institutions                     $ 2         $ 2
Equity securities            Non-redeemable preferred     U.S. financial
                             stock                        institutions                    $ --         $ 1
Fixed maturity securities    Foreign corporate            Non-U.S. financial
                             securities                   institutions                     $35         $38


   (2) The Company's holdings in redeemable preferred stock with stated maturity dates, commonly referred to as "capital securities", were primarily issued by U.S. financial institutions and have cumulative interest deferral features. The Company held $65 million and $55 million at estimated fair value of such securities at December 31, 2010 and 2009, respectively, which are included in the U.S. and foreign corporate securities sectors within fixed maturity securities.

   (3) Equity securities primarily consist of investments in common and preferred stocks, including certain perpetual hybrid securities. Privately-held equity securities were $14 million and $3 million at estimated fair value at December 31, 2010 and 2009, respectively.

     The Company held foreign currency derivatives with notional amounts of $860 million and $740 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2010 and 2009, respectively.

     The below investment grade and non-income producing amounts presented below are based on rating agency designations and equivalent designations of the National Association of Insurance Commissioners ("NAIC"), with the exception of certain structured securities described below. Non-agency RMBS, including RMBS backed by sub-prime mortgage loans reported within ABS, CMBS and all other ABS are presented based on final ratings from the revised NAIC rating methodologies which became effective December 31, 2009 for non-agency RMBS, including RMBS backed by sub-prime mortgage loans reported within ABS, and December 31, 2010 for CMBS and the remaining ABS (which may not correspond to rating agency designations). All NAIC designation (e.g., NAIC 1 -- 6) amounts and percentages presented herein are based on the revised NAIC methodologies. All rating agency designation (e.g., Aaa/AAA) amounts and percentages presented herein are based on rating agency designations without adjustment for the revised NAIC methodologies described above. Rating agency designations are based on availability of applicable ratings from rating agencies on the NAIC acceptable rating organization list, including Moody's Investors Service ("Moody's"), S&P and Fitch Ratings ("Fitch").

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents selected information about certain fixed maturity securities held by the Company at:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2010   2009
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Below investment grade or non-rated fixed maturity securities:
  Estimated fair value............................................  $463   $348
  Net unrealized gain (loss)......................................  $ (9)  $(41)
Non-income producing fixed maturity securities:
  Estimated fair value............................................  $  3   $  3
  Net unrealized gain (loss)......................................  $  1   $  1


     Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than securities of the U.S. government, certain U.S. government agencies and certain securities of the Canadian federal and provincial governments. The Company's holdings in U.S. Treasury and agency fixed maturity securities at estimated fair value were $511 million and $458 million at December 31, 2010 and 2009, respectively. The Company's holdings in Canadian federal and provincial government fixed maturity securities at estimated fair value were $956 million and $540 million at December 31, 2010 and 2009, respectively.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. The Company maintains a diversified portfolio of corporate fixed maturity securities across industries and issuers. This portfolio does not have an exposure to any single issuer in excess of 1% of total investments. The tables below present for all corporate fixed maturity securities holdings, corporate securities by sector, U.S. corporate securities by major industry types, the largest exposure to a single issuer and the combined holdings in the ten issuers to which it had the largest exposure at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                   (IN MILLIONS)
Corporate fixed maturity securities -- by sector:
  Foreign corporate fixed maturity securities(1)...    $1,086     31.8%    $  962     29.9%
U.S. corporate fixed maturity securities -- by
  industry:
  Industrial.......................................       599     17.5        574     17.8
  Utility..........................................       575     16.8        528     16.4
  Consumer.........................................       495     14.5        433     13.5
  Finance..........................................       409     11.9        402     12.5
  Communications...................................       177      5.2        151      4.7
  Other............................................        78      2.3        166      5.2
                                                       ------    -----     ------    -----
     Total.........................................    $3,419    100.0%    $3,216    100.0%
                                                       ======    =====     ======    =====



--------

   (1) Includes U.S. dollar-denominated debt obligations of foreign obligors and other foreign fixed maturity securities.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                    DECEMBER 31,
                                                   ----------------------------------------------
                                                            2010                    2009
                                                   ----------------------  ----------------------
                                                   ESTIMATED      % OF     ESTIMATED      % OF
                                                      FAIR       TOTAL        FAIR       TOTAL
                                                     VALUE    INVESTMENTS    VALUE    INVESTMENTS
                                                   ---------  -----------  ---------  -----------
                                                                   (IN MILLIONS)
Concentrations within corporate fixed maturity
  securities:
  Largest exposure to a single issuer............     $ 65        0.7%        $ 68        0.7%
  Holdings in ten issuers with the largest
     exposures...................................     $442        4.6%        $452        5.0%


     Concentrations of Credit Risk (Fixed Maturity Securities) -- RMBS. The table below presents the Company's RMBS holdings and portion rated Aaa/AAA and portion rated NAIC 1 at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                   (IN MILLIONS)
By security type:
  Collateralized mortgage obligations..............     $610      89.4%     $666      89.5%
  Pass-through securities..........................       72      10.6        78      10.5
                                                        ----     -----      ----     -----
     Total RMBS....................................     $682     100.0%     $744     100.0%
                                                        ====     =====      ====     =====
By risk profile:
  Agency...........................................     $463      67.9%     $503      67.6%
  Alternative residential mortgage loans...........      118      17.3       129      17.3
  Prime............................................      101      14.8       112      15.1
                                                        ----     -----      ----     -----
     Total RMBS....................................     $682     100.0%     $744     100.0%
                                                        ====     =====      ====     =====
Portion rated Aaa/AAA..............................     $488      71.6%     $528      71.0%
                                                        ====     =====      ====     =====
Portion rated NAIC 1...............................     $537      78.7%     $636      85.5%
                                                        ====     =====      ====     =====



     Collateralized mortgage obligations are a type of mortgage-backed security structured by dividing the cash flows of mortgages into separate pools or tranches of risk that create multiple classes of bonds with varying maturities and priority of payments. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for a fee, remits or passes these payments through to the holders of the pass-through securities.

     Prime residential mortgage lending includes the origination of residential mortgage loans to the most creditworthy borrowers with high quality credit profiles. Alternative residential mortgage loans ("Alt-A") are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. Sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following tables present the Company's investment in Alt-A RMBS by vintage year (vintage year refers to the year of origination and not to the year of purchase) and certain other selected data:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                   (IN MILLIONS)
VINTAGE YEAR:
2005 & Prior.......................................     $ 25      21.2%     $ 32      24.8%
2006...............................................       51      43.2        54      41.9
2007...............................................       42      35.6        43      33.3
2008 to 2010.......................................       --        --        --        --
                                                        ----     -----      ----     -----
  Total............................................     $118     100.0%     $129     100.0%
                                                        ====     =====      ====     =====




                                                                 DECEMBER 31,
                                                       -------------------------------
                                                            2010             2009
                                                       --------------   --------------
                                                                 % OF             % OF
                                                       AMOUNT   TOTAL   AMOUNT   TOTAL
                                                       ------   -----   ------   -----
                                                                 (IN MILLIONS)
Net unrealized gain (loss)...........................   $(16)            $(38)
Rated Aa/AA or better................................              --%            40.1%
Rated NAIC 1.........................................             8.1%            40.1%
Distribution of holdings -- at estimated fair
  value -- by collateral type:
  Fixed rate mortgage loans collateral...............            95.6%            96.3%
  Hybrid adjustable rate mortgage loans collateral...             4.4              3.7
                                                                -----            -----
     Total Alt-A RMBS................................           100.0%           100.0%
                                                                =====            =====



     Concentrations of Credit Risk (Fixed Maturity Securities) -- CMBS. The Company's holdings in CMBS were $636 million and $767 million at estimated fair value at December 31, 2010 and 2009, respectively. The Company had no exposure to CMBS index securities at December 31, 2010 or 2009. The Company held commercial real estate collateralized debt obligations securities of $15 million and $13 million at estimated fair value at December 31, 2010 and 2009, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following tables present the Company's holdings of CMBS by vintage year and certain other selected data at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                   (IN MILLIONS)
VINTAGE YEAR:
2003 & Prior.......................................     $303      47.6%     $340      44.3%
2004...............................................      213      33.5       249      32.5
2005...............................................       67      10.5       135      17.6
2006...............................................       53       8.4        43       5.6
2007 to 2010.......................................       --        --        --        --
                                                        ----     -----      ----     -----
  Total............................................     $636     100.0%     $767     100.0%
                                                        ====     =====      ====     =====




                                                                  DECEMBER 31,
                                                        -------------------------------
                                                             2010             2009
                                                        --------------   --------------
                                                                  % OF             % OF
                                                        AMOUNT   TOTAL   AMOUNT   TOTAL
                                                        ------   -----   ------   -----
                                                                  (IN MILLIONS)
Net unrealized gain (loss)............................    $15             $(54)
Rated Aaa/AAA.........................................             84%              80%
Rated NAIC 1..........................................             90%              94%


     The portion rated Aaa/AAA at December 31, 2010 reflects rating agency designations assigned by nationally recognized rating agencies including Moody's, S&P, Fitch and Realpoint, LLC. The portion rated Aaa/AAA at December 31, 2009 reflects rating agency designations assigned by nationally recognized rating agencies including Moody's, S&P and Fitch.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- ABS. The Company's holdings in ABS were $201 million and $333 million at estimated fair value at December 31, 2010 and 2009, respectively. The Company's ABS are diversified both by collateral type and by issuer.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the collateral type and certain other information about ABS held by the Company at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                   (IN MILLIONS)
By collateral type:
  Credit card loans................................     $123      61.2%     $206      61.9%
  RMBS backed by sub-prime mortgage loans..........       29      14.4        25       7.5
  Student loans....................................       13       6.5        21       6.3
  Automobile loans.................................        6       3.0        10       3.0
  Other loans......................................       30      14.9        71      21.3
                                                        ----     -----      ----     -----
     Total.........................................     $201     100.0%     $333     100.0%
                                                        ====     =====      ====     =====
Portion rated Aaa/AAA..............................     $126      62.7%     $197      59.2%
                                                        ====     =====      ====     =====
Portion rated NAIC 1...............................     $171      85.1%     $272      81.7%
                                                        ====     =====      ====     =====



     Concentrations of Credit Risk (Equity Securities). The Company was not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's stockholder's equity or 1% of total investments, except for the RGA shares retained. The Company's holdings in RGA at estimated fair value were $161 million and $143 million at December 31, 2010 and 2009, respectively. The Company's holdings in RGA were 11% of the Company's stockholder's equity at both December 31, 2010 and 2009, or 1.7% and 1.5% of total investments at December 31, 2010 and 2009, respectively. See Note 16 for information regarding the sale of the RGA shares in February 2011.

     Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                                  DECEMBER 31,
                                                 ---------------------------------------------
                                                          2010                    2009
                                                 ---------------------   ---------------------
                                                             ESTIMATED               ESTIMATED
                                                 AMORTIZED      FAIR     AMORTIZED      FAIR
                                                    COST       VALUE        COST       VALUE
                                                 ---------   ---------   ---------   ---------
                                                                 (IN MILLIONS)
Due in one year or less........................    $  115      $  126      $  121      $  124
Due after one year through five years..........       751         832         640         709
Due after five years through ten years.........     1,184       1,351       1,009       1,102
Due after ten years............................     2,354       2,718       2,435       2,615
                                                   ------      ------      ------      ------
  Subtotal.....................................     4,404       5,027       4,205       4,550
RMBS, CMBS and ABS.............................     1,509       1,519       1,963       1,844
                                                   ------      ------      ------      ------
  Total fixed maturity securities..............    $5,913      $6,546      $6,168      $6,394
                                                   ======      ======      ======      ======



     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, equity securities and perpetual hybrid securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired. As described more fully in Note 1, effective April 1, 2009, the Company adopted OTTI guidance that amends the methodology for determining for fixed maturity securities whether an OTTI exists, and for certain fixed maturity securities, changes how the amount of the OTTI loss that is charged to earnings is determined. There was no change in the OTTI methodology for equity securities.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2010     2009      2008
                                                            -----     ----     -----
                                                                  (IN MILLIONS)
Fixed maturity securities.................................  $ 648     $241     $(442)
Fixed maturity securities with noncredit OTTI losses in
  accumulated other comprehensive income (loss)...........    (15)     (15)       --
                                                            -----     ----     -----
  Total fixed maturity securities.........................    633      226      (442)
Equity securities.........................................     19        1       (31)
Derivatives...............................................     (1)      (2)       (3)
Short-term investments....................................     --      (10)      (45)
                                                            -----     ----     -----
  Subtotal................................................    651      215      (521)
                                                            -----     ----     -----
Amounts allocated from:
Insurance liability loss recognition......................     (3)      --        --
DAC and VOBA..............................................     (7)      (3)       60
                                                            -----     ----     -----
  Subtotal................................................    (10)      (3)       60
Deferred income tax benefit (expense) related to noncredit
  OTTI losses recognized in accumulated other
  comprehensive income (loss).............................      5        5        --
Deferred income tax benefit (expense).....................   (228)     (78)      162
                                                            -----     ----     -----
Net unrealized investment gains (losses)..................  $ 418     $139     $(299)
                                                            =====     ====     =====



     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss), as presented above, of ($15) million at December 31, 2010, includes ($15) million recognized prior to January 1, 2010, ($10) million of noncredit OTTI losses recognized in the year ended December 31, 2010, $2 million related to securities sold during the year ended December 31, 2010 for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income (loss) and $8 million of subsequent increases in estimated fair value during the year ended December 31, 2010 on such securities for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income (loss).

     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss), as presented above of ($15) million at December 31, 2009, includes ($1) million related to the transition adjustment recorded in 2009 upon the adoption of guidance on the recognition and presentation of OTTI, ($12) million noncredit OTTI losses recognized in the year ended December 31, 2009 (as more fully described in Note 1) and ($2) million of subsequent decreases in estimated fair value during the year ended December 31, 2009 on such

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES securities for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income (loss).

     The changes in net unrealized investment gains (losses) were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                         -------------------------------
                                                           2010        2009        2008
                                                         -------     -------     -------
                                                                  (IN MILLIONS)
Balance, beginning of period...........................    $ 139       $(299)    $   348
Cumulative effect of change in accounting principles,
  net of income tax....................................       --          (1)         --
Fixed maturity securities on which noncredit OTTI
  losses have been recognized..........................       --         (14)         --
Unrealized investment gains (losses) during the year...      436         751      (1,471)
Unrealized investment losses of subsidiary at the date
  of dividend of interests.............................       --          --         106
Unrealized investment gains (losses) relating to:
Insurance liability loss recognition...................       (3)         --          --
DAC and VOBA...........................................       (4)        (63)        175
DAC and VOBA of subsidiary at date of dividend of
  interests............................................       --          --         (18)
Deferred income tax benefit (expense) related to
  noncredit OTTI losses recognized in accumulated other
  comprehensive income (loss)..........................       --           5          --
Deferred income tax benefit (expense)..................     (150)       (240)        457
Deferred income tax benefit (expense) of subsidiary at
  date of dividend of interests........................       --          --         (46)
                                                           -----       -----     -------
Net unrealized investment gains (losses)...............      418         139        (449)
Net unrealized investment gains (losses) attributable
  to noncontrolling interests of subsidiary at date of
  dividend of interests................................       --          --         150
                                                           -----       -----     -------
Balance, end of period.................................    $ 418       $ 139     $  (299)
                                                           =====       =====     =======
Change in net unrealized investment gains (losses).....    $ 279       $ 438     $  (797)
Change in net unrealized investment gains (losses)
  attributable to noncontrolling interests of
  subsidiary at date of dividend of interests..........       --          --         150
                                                           -----       -----     -------
Change in net unrealized investment gains (losses)
  attributable to General American Life Insurance
  Company..............................................    $ 279       $ 438     $  (647)
                                                           =====       =====     =======



  CONTINUOUS GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in time that the estimated fair

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                 DECEMBER 31, 2010
                                     ------------------------------------------------------------------------
                                                                EQUAL TO OR GREATER
                                       LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                     ----------------------   ----------------------   ----------------------
                                     ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                        FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                       VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                     ---------   ----------   ---------   ----------   ---------   ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities..........     $235         $ 8         $188        $ 31        $  423       $ 39
Foreign corporate securities.......       36           2           69          17           105         19
Foreign government securities......        5          --            3          --             8         --
RMBS...............................       42          --          171          29           213         29
CMBS...............................        6          --          103          14           109         14
U.S. Treasury and agency
  securities.......................      147           8           --          --           147          8
ABS................................        4          --           99          21           103         21
State and political subdivision
  securities.......................       10          --            1          --            11         --
                                        ----         ---         ----        ----        ------       ----
  Total fixed maturity securities..     $485         $18         $634        $112        $1,119       $130
                                        ====         ===         ====        ====        ======       ====
Total number of fixed maturity
  securities in an unrealized loss
  position.........................       78                      131
                                        ====                     ====




                                                                 DECEMBER 31, 2009
                                     ------------------------------------------------------------------------
                                                                EQUAL TO OR GREATER
                                       LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                     ----------------------   ----------------------   ----------------------
                                     ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                        FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                       VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                     ---------   ----------   ---------   ----------   ---------   ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities..........     $308         $16        $  400       $ 56        $  708       $ 72
Foreign corporate securities.......       85           1           128         30           213         31
Foreign government securities......       59           1            19          1            78          2
RMBS...............................       31           4           215         64           246         68
CMBS...............................       92           1           277         62           369         63
U.S. Treasury and agency
  securities.......................      305          16            --         --           305         16
ABS................................        3          --           215         32           218         32
State and political subdivision
  securities.......................        9          --             1         --            10         --
                                        ----         ---        ------       ----        ------       ----
  Total fixed maturity securities..     $892         $39        $1,255       $245        $2,147       $284
                                        ====         ===        ======       ====        ======       ====
Total number of fixed maturity
  securities in an unrealized loss
  position.........................      164                       267
                                        ====                    ======



     There was one equity security with a gross unrealized loss of less than $1 million at both December 31, 2010 and 2009.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  AGING OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the amortized cost, gross unrealized loss, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized loss as a percentage of amortized cost and number of securities for fixed maturity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                 DECEMBER 31, 2010
                                           ------------------------------------------------------------
                                                AMORTIZED        GROSS UNREALIZED         NUMBER OF
                                                  COST                 LOSS              SECURITIES
                                           ------------------   ------------------   ------------------
                                           LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                              20%       MORE       20%       MORE       20%       MORE
                                           ---------   ------   ---------   ------   ---------   ------
                                                            (IN MILLIONS, EXCEPT NUMBER OF
                                                                     SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months.....................    $  487     $ 47       $17        $11        76         4
Six months or greater but less than nine
  months.................................        15       21         1          5         2         4
Nine months or greater but less than
  twelve months..........................        --        3        --          1        --         2
Twelve months or greater.................       516      160        44         51        92        31
                                             ------     ----       ---        ---
  Total..................................    $1,018     $231       $62        $68
                                             ======     ====       ===        ===
Percentage of amortized cost.............                            6%        29%
                                                                   ===        ===




                                                                 DECEMBER 31, 2009
                                           ------------------------------------------------------------
                                                AMORTIZED        GROSS UNREALIZED         NUMBER OF
                                                  COST                 LOSS              SECURITIES
                                           ------------------   ------------------   ------------------
                                           LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                              20%       MORE       20%       MORE       20%       MORE
                                           ---------   ------   ---------   ------   ---------   ------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months.....................    $  801     $ 46       $ 25      $ 14       151        12
Six months or greater but less than nine
  months.................................        25       --          4        --         2         1
Nine months or greater but less than
  twelve months..........................        79       70          4        21         6         6
Twelve months or greater.................     1,010      400         79       137       180        74
                                             ------     ----       ----      ----
  Total..................................    $1,915     $516       $112      $172
                                             ======     ====       ====      ====
Percentage of amortized cost.............                             6%       33%
                                                                   ====      ====



     There was one equity security with a gross unrealized loss of less than $1 million at both December 31, 2010 and 2009.

  CONCENTRATION OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The Company's gross unrealized losses related to its fixed maturity and equity securities, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss) of

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

$130 million and $284 million at December 31, 2010 and 2009, respectively, were concentrated, calculated as a percentage of gross unrealized loss and OTTI loss, by sector and industry as follows:

                                                                     DECEMBER 31,
                                                                     ------------
                                                                     2010    2009
                                                                     ----    ----
SECTOR:
  U.S. corporate securities........................................    30%     25%
  RMBS.............................................................    23      24
  ABS..............................................................    16      11
  Foreign corporate securities.....................................    14      11
  CMBS.............................................................    11      22
  U.S. Treasury and agency securities..............................     6       6
  Other............................................................    --       1
                                                                      ---     ---
       Total.......................................................   100%    100%
                                                                      ===     ===
INDUSTRY:
  Mortgage-backed..................................................    34%     46%
  Finance..........................................................    24      21
  Asset-backed.....................................................    16      11
  U.S. Treasury and agency securities..............................     6       6
  Utility..........................................................     5       4
  Consumer.........................................................     1       1
  Industrial.......................................................    --       1
  Communications...................................................    --       1
  Other............................................................    14       9
                                                                      ---     ---
       Total.......................................................   100%    100%
                                                                      ===     ===



  EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

     The Company held no fixed maturity securities or equity securities with a gross unrealized loss greater than $10 million at both December 31, 2010 and 2009. The fixed maturity securities and equity securities with gross unrealized losses decreased $154 million during the year ended December 31, 2010. Such securities were included in the Company's OTTI review process. The cause of the decline in, or improvement in, gross unrealized losses for the year ended December 31, 2010, was primarily attributable to a decrease in interest rates and narrowing of credit spreads. Based upon the Company's current evaluation of these securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

     Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit rating, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals and any of the above factors deteriorate, additional OTTIs may be incurred in upcoming periods.

  NET INVESTMENT GAINS (LOSSES)

     See "-- Evaluating Available-for-Sale Securities for Other-Than-Temporary Impairment" for a discussion of changes in guidance adopted April 1, 2009 that impacted how fixed maturity security OTTI losses that are charged to earnings are measured.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The components of net investment gains (losses) were as follows:

                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                              ----------------------
                                                              2010     2009     2008
                                                              ----     ----     ----
                                                                   (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized................................  $(16)    $(37)    $(75)
Less: Noncredit portion of OTTI losses transferred to and
  recognized in other comprehensive income (loss)...........    10       12       --
                                                              ----     ----     ----
  Net OTTI losses on fixed maturity securities recognized in
     earnings...............................................    (6)     (25)     (75)
  Fixed maturity securities -- net gains (losses) on sales
     and disposals..........................................     2       (8)     (12)
                                                              ----     ----     ----
       Total gains (losses) on fixed maturity securities....    (4)     (33)     (87)
                                                              ----     ----     ----
Other net investment gains (losses):
     Equity securities......................................     1      (15)      (2)
     Mortgage loans.........................................    (6)      (2)      --
     Other gains (losses)...................................    (7)     (11)      11
                                                              ----     ----     ----
       Total net investment gains (losses)..................  $(16)    $(61)    $(78)
                                                              ====     ====     ====



     See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

     Gains (losses) from foreign currency transactions included within net investment gains (losses) were $1 million, $7 million and ($1) million for the years ended December 31, 2010, 2009 and 2008, respectively.

     Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                               YEARS ENDED DECEMBER                                YEARS ENDED DECEMBER
                                        31,            YEARS ENDED DECEMBER 31,             31,
                              ----------------------   ------------------------   ----------------------
                               2010    2009    2008    2010      2009      2008    2010    2009    2008
                              ------   ----   ------   ----      ----      ----   ------   ----   ------
                                  FIXED MATURITY           EQUITY SECURITIES               TOTAL
                                    SECURITIES         ------------------------   ----------------------
                              ----------------------
                                                             (IN MILLIONS)
Proceeds....................  $1,308   $840   $1,594    $ 5      $ 19       $--   $1,313   $859   $1,594
                              ======   ====   ======    ===      ====       ===   ======   ====   ======
Gross investment gains......  $   23   $ 28   $   16    $ 1      $  1       $--   $   24   $ 29   $   16
                              ------   ----   ------    ---      ----       ---   ------   ----   ------
Gross investment losses.....     (21)   (36)     (28)    --        (1)       --      (21)   (37)     (28)
                              ------   ----   ------    ---      ----       ---   ------   ----   ------
Total OTTI losses recognized
  in earnings:
  Credit-related............      (6)   (21)     (69)    --        --        --       (6)   (21)     (69)
  Other (1).................      --     (4)      (6)    --       (15)       (2)      --    (19)      (8)
                              ------   ----   ------    ---      ----       ---   ------   ----   ------
     Total OTTI losses
       recognized in
       earnings.............      (6)   (25)     (75)    --       (15)       (2)      (6)   (40)     (77)
                              ------   ----   ------    ---      ----       ---   ------   ----   ------
Net investment gains
  (losses)..................  $   (4)  $(33)  $  (87)   $ 1      $(15)      $(2)  $   (3)  $(48)  $  (89)
                              ======   ====   ======    ===      ====       ===   ======   ====   ======



--------

   (1) Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

     Fixed maturity security OTTI losses recognized in earnings related to the following sectors and industries within the U.S. and foreign corporate securities sector:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Sector:
U.S. and foreign corporate securities -- by industry:
  Finance...................................................   $ 2       $15       $63
  Communications............................................    --         2         5
  Industrial................................................    --         1        --
  Other industries..........................................    --        --         5
                                                               ---       ---       ---
     Total U.S. and foreign corporate securities............     2        18        73
RMBS........................................................     3         2        --
CMBS........................................................     1         1        --
ABS.........................................................    --         4         2
                                                               ---       ---       ---
  Total.....................................................   $ 6       $25       $75
                                                               ===       ===       ===



     Equity security OTTI losses recognized in earnings related to the following sectors and industries:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2010      2009      2008
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
Sector:
  Common stock.............................................  $ --       $14      $ --
  Non-redeemable preferred stock...........................    --         1         2
                                                             ----       ---      ----
     Total.................................................   $--       $15       $ 2
                                                             ====       ===      ====
Industry:
Financial services industry:
  Perpetual hybrid securities..............................   $--       $ 1       $--
  Common and remaining non-redeemable preferred stock......    --        --         2
                                                             ----       ---      ----
     Total financial services industry.....................    --         1         2
Other industries...........................................    --        14        --
                                                             ----       ---      ----
  Total....................................................   $--       $15       $ 2
                                                             ====       ===      ====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

     The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held by the Company at December 31, 2010 and 2009, respectively, for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                               YEARS ENDED DECEMBER
                                                                       31,
                                                              ---------------------
                                                              2010             2009
                                                              ----             ----
                                                                  (IN MILLIONS)
Balance, at January 1,......................................   $ 4             $ --
Credit loss component of OTTI loss not reclassified to other comprehensive income (loss) in the cumulative effect
  transition adjustment.....................................    --                2
Additions:
  Initial impairments -- credit loss OTTI recognized on
     securities not previously impaired.....................    --                2
  Additional impairments -- credit loss OTTI recognized on
     securities previously impaired.........................     1               --
Reductions:
  Due to sales (maturities, pay downs or prepayments) during the period of securities previously credit loss OTTI
     impaired...............................................    (2)              --
  Due to securities impaired to net present value of
     expected future cash flows.............................    (1)              --
                                                               ---             ----
Balance, at December 31,....................................   $ 2              $ 4
                                                               ===             ====



  NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2010     2009     2008
                                                             ----     ----     ----
                                                                  (IN MILLIONS)
Investment income:
Fixed maturity securities..................................  $353     $395     $385
Equity securities..........................................     2        2        1
Mortgage loans.............................................    31       14       14
Policy loans...............................................   109      110      106
Real estate and real estate joint ventures.................     8        7       11
Other limited partnership interests........................    17        5       (4)
Cash, cash equivalents and short-term investments..........    (1)       3       10
Other......................................................    (1)      (5)      --
                                                             ----     ----     ----
  Subtotal.................................................   518      531      523
Less: Investment expenses..................................    16       20       49
                                                             ----     ----     ----
  Net investment income....................................  $502     $511     $474
                                                             ====     ====     ====



     Affiliated investment expenses, included in the table above, were $9 million, $7 million and $6 million for the years ended December 31, 2010, 2009 and 2008, respectively. See "-- Related Party Investment Transactions" for discussion of affiliated net investment income included in the table above.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, primarily brokerage firms and commercial banks. The Company generally obtains collateral, generally cash, in an amount equal to 102% of the estimated fair value of the securities loaned, which is obtained at the inception of a loan and maintained at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or repledged by the transferee. The Company is liable to return to its counterparties the cash collateral under its control. These transactions are treated as financing arrangements and the associated liability is recorded at the amount of the cash received.

     Elements of the securities lending programs are presented below at:

                                                                    DECEMBER 31,
                                                                  ----------------
                                                                  2010        2009
                                                                  ----        ----
                                                                    (IN MILLIONS)
Securities on loan:
  Amortized cost................................................  $488        $387
  Estimated fair value..........................................  $521        $386
Aging of cash collateral liability:
  Open (1)......................................................  $ 32        $ 32
  Less than thirty days.........................................   414         281
  Thirty days or greater but less than sixty days...............    25          87
  Sixty days or greater but less than ninety days...............    18          --
  Ninety days or greater........................................    52          --
                                                                  ----        ----
     Total cash collateral liability............................  $541        $400
                                                                  ====        ====
Reinvestment portfolio -- estimated fair value..................  $515        $365
                                                                  ====        ====



--------

   (1) Open -- meaning that the related loaned security could be returned to the Company on the next business day requiring the Company to immediately return the cash collateral.

     The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2010 was $32 million, of which $16 million were U.S. Treasury and agency securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan were primarily U.S. Treasury and agency securities. The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including RMBS, U.S. corporate, U.S. Treasury and agency and ABS).

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

     The invested assets on deposit and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents and fixed maturity securities.

                                                              DECEMBER 31,
                                                          --------------------
                                                           2010          2009
                                                          ------        ------
                                                              (IN MILLIONS)
Invested assets on deposit:
  Regulatory agencies (1)...............................  $1,346        $1,159
Invested assets pledged as collateral:
  Derivative transactions (2)...........................      --             1
                                                          ------        ------
     Total invested assets on deposit and pledged as
       collateral.......................................  $1,346        $1,160
                                                          ======        ======



--------

   (1) The Company has investment assets on deposit with regulatory agencies consisting primarily of fixed maturity securities.

   (2) Certain of the Company's invested assets are pledged as collateral for various derivative transactions as described in Note 4.

     See also "-- Securities Lending" for the amount of the Company's cash received from and due back to counterparties pursuant to the Company's securities lending program.

  MORTGAGE LOANS

     Mortgage loans are summarized as follows at:

                                                                  DECEMBER 31,
                                                 ---------------------------------------------
                                                          2010                    2009
                                                 ---------------------   ---------------------
                                                 CARRYING                CARRYING
                                                   VALUE    % OF TOTAL     VALUE    % OF TOTAL
                                                 --------   ----------   --------   ----------
                                                                (IN MILLIONS)
Mortgage loans:
  Commercial mortgage loans....................    $533         94.8%      $331         89.7%
  Agricultural mortgage loans..................      35          6.2         41         11.1
                                                   ----        -----       ----        -----
     Subtotal..................................     568        101.0        372        100.8
Valuation allowances...........................      (6)        (1.0)        (3)        (0.8)
                                                   ----        -----       ----        -----
     Total mortgage loans, net.................    $562        100.0%      $369        100.0%
                                                   ====        =====       ====        =====



     See "-- Related Party Investment Transactions" for discussion of affiliated loans included in the table above.

     Concentration of Credit Risk -- Mortgage loans are collateralized by properties primarily located in the United States. The carrying value of the Company's commercial and agricultural mortgage loans located in New York, California and New Jersey were 30%, 21%, and 11%, respectively, of total mortgage loans at December 31, 2010. The Company manages risk when originating mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following tables present the recorded investment in mortgage loans by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, at:

                                                              DECEMBER 31,
                                                ---------------------------------------
                                                2010   2009   2010   2009   2010   2009
                                                ----   ----   ----   ----   ----   ----
                                                 COMMERCIAL     AGRICUL-       TOTAL
                                                -----------      TURAL      -----------
                                                              -----------
                                                             (IN MILLIONS)
Mortgage loans:
  Evaluated individually for credit losses....  $ --   $ --   $ --   $ --   $ --   $ --
  Evaluated collectively for credit losses....   533    331     35     41    568    372
                                                ----   ----   ----   ----   ----   ----
     Total mortgage loans.....................   533    331     35     41    568    372
                                                ----   ----   ----   ----   ----   ----
Valuation allowances:
  Specific credit losses......................    --     --     --     --     --     --
  Non-specifically identified credit losses...     6      3     --     --      6      3
                                                ----   ----   ----   ----   ----   ----
     Total valuation allowances...............     6      3     --     --      6      3
                                                ----   ----   ----   ----   ----   ----
Mortgage loans, net of valuation allowance....  $527   $328    $35    $41   $562   $369
                                                ====   ====   ====   ====   ====   ====



     The following tables present the changes in the valuation allowance, by portfolio segment:

                                                              MORTGAGE LOAN VALUATION
                                                                     ALLOWANCES
                                                         ---------------------------------
                                                         COMMERCIAL   AGRICULTURAL   TOTAL
                                                         ----------   ------------   -----
                                                                   (IN MILLIONS)
Balance at January 1, 2008.............................      $ 2          $ --        $ 2
  Charge-offs, net of recoveries.......................       (2)           --         (2)
                                                             ---          ----        ---
Balance at December 31, 2008...........................       --            --         --
  Provision (release)..................................        3            --          3
                                                             ---          ----        ---
Balance at December 31, 2009...........................        3            --          3
  Provision (release)..................................        3            --          3
                                                             ---          ----        ---
Balance at December 31, 2010...........................      $ 6           $--        $ 6
                                                             ===          ====        ===



     Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value: Presented below for the commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                             DECEMBER 31, 2010
                             --------------------------------------------------------------------------------
                                               RECORDED INVESTMENT
                             ------------------------------------------------------
                                DEBT SERVICE COVERAGE RATIOS
                             ---------------------------------                         ESTIMATED
                             > 1.20X   1.00X - 1.20X   < 1.00X   TOTAL   % OF TOTAL   FAIR VALUE   % OF TOTAL
                             -------   -------------   -------   -----   ----------   ----------   ----------
                                           (IN MILLIONS)                             (IN MILLIONS)
Loan-to-value ratios:
Less than 65%..............    $394         $ --         $ 1      $395       74.1%       $432          75.2%
65% to 75%.................      66            9          --        75       14.1          81          14.1
76% to 80%.................       9           --          --         9        1.7           9           1.6
Greater than 80%...........       1           36          17        54       10.1          52           9.1
                               ----         ----         ---      ----      -----        ----         -----
  Total....................    $470          $45         $18      $533      100.0%       $574         100.0%
                               ====         ====         ===      ====      =====        ====         =====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Agricultural Mortgage Loans -- by Credit Quality Indicator: The recorded investment in agricultural mortgage loans, prior to valuation allowances, by credit quality indicator, was at:

                                                                  DECEMBER 31, 2010
                                                          --------------------------------
                                                             AGRICULTURAL MORTGAGE LOANS
                                                          --------------------------------
                                                          RECORDED INVESTMENT   % OF TOTAL
                                                          -------------------   ----------
                                                             (IN MILLIONS)
Loan-to-value ratios:
Less than 65%...........................................          $29               82.9%
65% to 75%..............................................            6               17.1
                                                                  ---              -----
  Total.................................................          $35              100.0%
                                                                  ===              =====



     Past Due and Interest Accrual Status of Mortgage Loans. The Company has a high quality, well performing, mortgage loan portfolio with all mortgage loans classified as performing.

     Past Due. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days past due and agricultural mortgage loans -- 90 days past due. The Company had no mortgage loans past due according to these aging categories at December 31, 2010 and the recorded investment in mortgage loans, prior to valuation allowances, past due according to these aging categories was $8 million at December 31, 2009. The $8 million of mortgage loans past due as of December 31, 2009 were still accruing interest.

     Accrual Status. Mortgage Loans in Nonaccrual Status. The Company had no mortgage loans that were in nonaccrual status at December 31, 2010 and 2009.

     Impaired Mortgage Loans. Impaired mortgage loans were $0 and $6 million at December 31, 2010 and 2009, respectively.

     The average investment in impaired commercial and agricultural mortgage loans was $0 and $2 million, respectively, for the year ended December 31, 2010 and for all mortgage loans was $1 million and $2 million for the years ended December 31, 2009 and 2008, respectively. There was no interest income earned on impaired mortgage loans in each of the years ended December 31, 2010, 2009 and 2008.

  REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate investments by type consisted of the following:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2010               2009
                                                      ----------------   ----------------
                                                      CARRYING    % OF   CARRYING    % OF
                                                        VALUE    TOTAL     VALUE    TOTAL
                                                      --------   -----   --------   -----
                                                                   (IN MILLIONS)
Traditional.........................................     $52      96.3%     $52      96.3%
Real estate joint ventures and funds................       2       3.7        2       3.7
                                                         ---     -----      ---     -----
  Total real estate and real estate joint ventures..     $54     100.0%     $54     100.0%
                                                         ===     =====      ===     =====



     The Company classifies within traditional real estate its investment in income-producing real estate, which is comprised of wholly-owned real estate. The Company classifies within real estate joint ventures and funds, its investments in joint ventures with interests in multi-property projects with varying strategies ranging from the development of properties to the operation of income-producing properties, as well as its investments in real estate private equity funds. From time to time, the Company transfers investments from these joint ventures to traditional real estate, if the Company retains an interest in the joint venture after a completed property commences operations and the Company intends to retain an interest in the property.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The wholly-owned real estate within traditional real estate is net of accumulated depreciation of $21 million and $19 million at December 31, 2010 and 2009, respectively. Related depreciation expense on traditional wholly-owned real estate was $2 million, $2 million and $1 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     At December 31, 2010, all of the Company's traditional real estate investments were located in California.

     The Company's real estate investments by property type are categorized as follows:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2010               2009
                                                      ----------------   ----------------
                                                      CARRYING    % OF   CARRYING    % OF
                                                        VALUE    TOTAL     VALUE    TOTAL
                                                      --------   -----   --------   -----
                                                                   (IN MILLIONS)
Office..............................................     $37      68.5%     $37      68.5%
Industrial..........................................      15      27.8       15      27.8
Real estate investment funds........................       2       3.7        2       3.7
                                                         ---     -----      ---     -----
  Total real estate and real estate joint ventures..     $54     100.0%     $54     100.0%
                                                         ===     =====      ===     =====



  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $156 million and $96 million at December 31, 2010 and 2009, respectively. Included within other limited partnership interests were $46 million and $29 million at December 31, 2010 and 2009, respectively, of investments in hedge funds.

     There were no impairments of other limited partnership interests for each of the years ended December 31, 2010, 2009 and 2008.

  COLLECTIVELY SIGNIFICANT EQUITY METHOD INVESTMENTS

     The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $164 million as of December 31, 2010. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $162 million as of December 31, 2010. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

     As further described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. As of December 31, 2010, aggregate net investment income from these equity method real estate joint ventures, real estate funds and other limited partnership interests exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations. Accordingly, the Company is providing the following aggregated summarized financial data for such equity method investments. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

     As of, and for the year ended December 31, 2010, the aggregated summarized financial data presented below reflects the latest available financial information. Aggregate total assets of these entities totaled $63.0 billion and $44.7 billion as of December 31, 2010 and 2009, respectively. Aggregate total liabilities of these entities totaled $8.7 billion and $6.5 billion as of December 31, 2010 and 2009, respectively. Aggregate net income (loss) of these entities totaled $7.3 billion, $7.0 billion and ($5.1) billion for the years ended December 31, 2010, 2009 and 2008,

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES respectively. Aggregate net income (loss) from real estate joint ventures, real estate funds and other limited partnership interests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets by type at:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2010               2009
                                                      ----------------   ----------------
                                                      CARRYING    % OF   CARRYING    % OF
                                                        VALUE    TOTAL     VALUE    TOTAL
                                                      --------   -----   --------   -----
                                                                   (IN MILLIONS)
Freestanding derivatives with positive fair values..     $53      89.8%     $44      81.5%
Tax credit partnerships.............................       6      10.2        7      13.0
Cash held in trust..................................      --        --        3       5.5
                                                         ---     -----      ---     -----
  Total.............................................     $59     100.0%     $54     100.0%
                                                         ===     =====      ===     =====



     See Note 4 for information regarding the freestanding derivatives with positive estimated fair values. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits, and are accounted for under the equity method or under the effective yield method.

  CASH EQUIVALENTS

     The carrying value of cash equivalents, which includes investments with an original or remaining maturity of three months or less, at the time of purchase was $216 million and $119 million at December 31, 2010 and 2009, respectively. The Company is exposed to concentrations of credit risk related to securities of the U.S. government and certain U.S. government agencies included within cash equivalents, which were $149 million and $103 million at December 31, 2010 and 2009, respectively.

  VARIABLE INTEREST ENTITIES

     The Company holds investments in certain entities that are VIEs. The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                                   DECEMBER 31,
                                                 -----------------------------------------------
                                                          2010                     2009
                                                 ----------------------   ----------------------
                                                              MAXIMUM                  MAXIMUM
                                                 CARRYING     EXPOSURE    CARRYING     EXPOSURE
                                                  AMOUNT    TO LOSS (1)    AMOUNT    TO LOSS (1)
                                                 --------   -----------   --------   -----------
                                                                  (IN MILLIONS)
Fixed maturity securities available-for-sale:
  RMBS (2).....................................   $  682       $  682       $ --         $ --
  CMBS (2).....................................      636          636         --           --
  ABS (2)......................................      201          201         --           --
  U.S. corporate securities....................       26           26         18           18
  Foreign corporate securities.................       20           20         12           12
Other limited partnership interests............      127          246         47           51
Other invested assets..........................        4           15          3            3
                                                  ------       ------       ----         ----
     Total.....................................   $1,696       $1,826        $80          $84
                                                  ======       ======       ====         ====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

--------

   (1) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties of $1 million at December 31, 2010. There were no amounts guaranteed by third parties at December 31, 2009.

   (2) As discussed in Note 1, the Company adopted new guidance effective January 1, 2010 which eliminated the concept of a QSPE. As a result, the Company concluded it held variable interests in RMBS, CMBS and ABS. For these interests, the Company's involvement is limited to that of a passive investor.

     As described in Note 11, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2010, 2009 and 2008.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2010 and 2009, the Company held $166 million and $219 million, respectively, of its total invested assets in the MetLife Intermediate Income Pool, which is an affiliated partnership. These amounts are included in short-term investments and at 12% and 17% of the Company's stockholder's equity at December 31, 2010 and 2009, respectively, represent a concentration of credit risk. Net investment income (loss) from these invested assets was ($1) million, $3 million and $9 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2010      2009      2008
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
Estimated fair value of invested assets transferred to
  affiliates...............................................  $ --       $13      $ --
Amortized cost of invested assets transferred to
  affiliates...............................................   $--       $16       $--
Net investment gains (losses) recognized on invested assets
  transferred to affiliates................................   $--       $(3)      $--
Estimated fair value of assets transferred from
  affiliates...............................................   $--       $25       $--


     During the year ended December 31, 2009, the Company loaned $80 million to a wholly-owned real estate subsidiary of an affiliate, MLIC, which is included in mortgage loans. The carrying value of this loan was $79 million and $80 million at December 31, 2010 and 2009, respectively. The loan bears interest at 7.26% and is due in quarterly principal and interest payments of $1.6 million through January 2020. The loan to an affiliate is secured by an interest in the real estate subsidiary, which owns operating real estate with a fair value in excess of the loan balance. Net investment income from this investment was $6 million and less than $1 million for the years ended December 31, 2010 and 2009, respectively.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

     See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

     See Note 5 for information about the fair value hierarchy for derivatives.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

     The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                                 DECEMBER 31,
                                                      -----------------------------------------------------------------
                                                                    2010                              2009
                                                      -------------------------------   -------------------------------
                                                                       ESTIMATED                         ESTIMATED
                                                                    FAIR VALUE (1)                    FAIR VALUE (1)
PRIMARY UNDERLYING                                    NOTIONAL   --------------------   NOTIONAL   --------------------
RISK EXPOSURE                INSTRUMENT TYPE           AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
------------------   ------------------------------   --------   ------   -----------   --------   ------   -----------
                                                                                (IN MILLIONS)
Interest rate        Interest rate swaps...........    $  219      $51        $ 4        $  187      $42        $ --
                     Interest rate futures.........        --       --         --            89       --          --
Foreign currency     Foreign currency swaps........        36       --          5            37        1           3
                     Foreign currency forwards.....       831       --          8           707       --           3
Credit               Credit default swaps..........       283        2          3           174        1           4
                                                       ------      ---        ---        ------      ---        ----
                       Total.......................    $1,369      $53        $20        $1,194      $44         $10
                                                       ======      ===        ===        ======      ===        ====



--------

   (1) The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

     The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2010:

                                                            REMAINING LIFE
                                 --------------------------------------------------------------------
                                               AFTER ONE YEAR   AFTER FIVE YEARS
                                 ONE YEAR OR    THROUGH FIVE       THROUGH TEN     AFTER TEN
                                     LESS           YEARS             YEARS          YEARS      TOTAL
                                 -----------   --------------   ----------------   ---------   ------
                                                             (IN MILLIONS)
Interest rate swaps............   $      --    $           22     $          65    $     132   $  219
Foreign currency swaps.........           5                16                15           --       36
Foreign currency forwards......         831                --                --           --      831
Credit default swaps...........           8               259                16           --      283
                                 -----------   --------------   ----------------   ---------   ------
  Total........................        $844              $297               $96         $132   $1,369
                                 ===========   ==============   ================   =========   ======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value and non-qualifying hedging relationships.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow, net investment in foreign operations, and non-qualifying hedging relationships.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security.

     Equity variance swaps are used by the Company primarily as a macro hedge on certain invested assets. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

  HEDGING

     The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                   DECEMBER 31,
                                        -----------------------------------------------------------------
                                                      2010                              2009
                                        -------------------------------   -------------------------------
                                                         ESTIMATED                         ESTIMATED
                                                        FAIR VALUE                        FAIR VALUE
DERIVATIVES DESIGNATED AS HEDGING       NOTIONAL   --------------------   NOTIONAL   --------------------
INSTRUMENTS                              AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
--------------------------------------  --------   ------   -----------   --------   ------   -----------
                                                                  (IN MILLIONS)
Cash Flow Hedges:
Foreign currency swaps................     $4       $ --        $ --         $4       $ --        $ --

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                   DECEMBER 31,
                                        -----------------------------------------------------------------
                                                      2010                              2009
                                        -------------------------------   -------------------------------
                                                         ESTIMATED                         ESTIMATED
                                                        FAIR VALUE                        FAIR VALUE
DERIVATIVES NOT DESIGNATED OR NOT       NOTIONAL   --------------------   NOTIONAL   --------------------
QUALIFYING AS HEDGING INSTRUMENTS        AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
--------------------------------------  --------   ------   -----------   --------   ------   -----------
                                                                  (IN MILLIONS)
Interest rate swaps...................   $  219      $51        $ 4        $  187      $42        $ --
Interest rate futures.................       --       --         --            89       --          --
Foreign currency swaps................       32       --          5            33        1           3
Foreign currency forwards.............      831       --          8           707       --           3
Credit default swaps..................      283        2          3           174        1           4
                                         ------      ---        ---        ------      ---        ----
  Total non-designated or non-
     qualifying derivatives...........   $1,365      $53        $20        $1,190      $44         $10
                                         ======      ===        ===        ======      ===        ====



  NET DERIVATIVE GAINS (LOSSES)

     The components of net derivative gains (losses) were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                            -------------------------
                                                            2010       2009      2008
                                                            ----      -----      ----
                                                                  (IN MILLIONS)
Derivatives and hedging gains (losses) (1)................  $(31)     $(154)     $215
Embedded derivatives......................................   (31)       (35)       --
                                                            ----      -----      ----
  Total net derivative gains (losses).....................  $(62)     $(189)     $215
                                                            ====      =====      ====



--------

   (1) Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedge relationships, which are not presented elsewhere in this note.

     The Company recognized insignificant net investment income from settlement payments related to qualifying hedges for the years ended December 31, 2010, 2009 and 2008.

     The Company recognized net derivative gains (losses) from settlement payments related to non-qualifying hedges of $11 million, $11 million, and $8 million for the years ended December 31, 2010, 2009 and 2008, respectively.

  FAIR VALUE HEDGES

     The Company utilizes interest rate swaps to convert fixed rate investments to floating rate investments. The Company designates and accounts for these interest rate swaps as fair value hedges when they have met the requirements of fair value hedging.

     The Company did not have any fair value hedges during both years ended December 31, 2010 and 2009. The Company recognized insignificant amounts in net derivative gains (losses) representing the ineffective portion of all fair value hedges for the year ended December 31, 2008. Changes in the fair value of the derivatives and the hedged items were insignificant for the year ended December 31, 2008.

     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CASH FLOW HEDGES

     The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments, as cash flow hedges, when they have met the requirements of cash flow hedging.

     For the years ended December 31, 2010, 2009 and 2008, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or within two months of that date. For the years ended December 31, 2010, 2009 and 2008, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2010, 2009 and 2008.

     The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Accumulated other comprehensive income (loss), balance at
  January 1,................................................   $(1)      $(1)     $ (2)
Gains (losses) deferred in other comprehensive income (loss)
  on the effective portion of cash flow hedges..............    --        --         1
                                                               ---       ---      ----
Accumulated other comprehensive income (loss), balance at
  December 31,..............................................   $(1)      $(1)     $ (1)
                                                               ===       ===      ====



     At December 31, 2010, insignificant amounts of deferred net losses on derivatives in accumulated other comprehensive income (loss) were expected to be reclassified to earnings within the next 12 months.

     For the years ended December 31, 2010 and 2009, there were insignificant gains (losses) deferred in accumulated other comprehensive income (loss) related to foreign currency swaps. For the year ended December 31, 2008, $1 million of gains (losses) were deferred in accumulated other comprehensive income (loss), related to foreign currency swaps on derivatives in cash flow hedging relationships.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses foreign currency swaps to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on these swaps based upon the change in forward rates. There was no ineffectiveness recorded for the years ended December 31, 2010, 2009 and 2008.

     The Company did not record any gains (losses) on foreign currency contracts for both the years ended December 31, 2010 and 2009. The Company's consolidated statements of stockholder's equity for the year ended December 31, 2008 include gains (losses) of $5 million related to foreign currency contracts used to hedge its net investments in foreign operations. There was no cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive income (loss) at December 31, 2010 and 2009 related to these hedges. When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income (loss) are reclassified to the consolidated statements of operations, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations. During the years ended December 31, 2010, 2009, and 2008, there were no sales or substantial liquidations of net investments in foreign operations that would have required the reclassification of gains or losses from accumulated other comprehensive income (loss) into earnings.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity variance swaps as a macro hedge on certain invested assets; and (v) credit default swaps to synthetically create investments.

     The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                                           NET
                                                                       DERIVATIVE
                                                                     GAINS (LOSSES)
                                                                     --------------
                                                                      (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps................................................       $   5
Interest rate futures..............................................          (2)
Foreign currency swaps.............................................          (2)
Foreign currency forwards..........................................         (45)
Credit default swaps...............................................           2
                                                                         ------
  Total............................................................       $ (42)
                                                                         ======
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps................................................       $ (39)
Interest rate futures..............................................         (10)
Foreign currency swaps.............................................          (7)
Foreign currency forwards..........................................        (103)
Credit default swaps...............................................          (6)
                                                                         ------
  Total............................................................      $ (165)
                                                                         ======
FOR THE YEAR ENDED DECEMBER 31, 2008...............................       $ 207
                                                                         ======



  CREDIT DERIVATIVES

     In connection with synthetically created investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $179 million and $73 million at December 31, 2010 and 2009, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At both December 31, 2010 and 2009, the Company would have received $1 million to terminate all of these contracts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2010 and 2009:

                                                                  DECEMBER 31,
                               ----------------------------------------------------------------------------------
                                                 2010                                      2009
                               ----------------------------------------  ----------------------------------------
                                               MAXIMUM                                   MAXIMUM
                                ESTIMATED     AMOUNT OF                   ESTIMATED     AMOUNT OF
                               FAIR VALUE      FUTURE        WEIGHTED    FAIR VALUE      FUTURE        WEIGHTED
RATING AGENCY DESIGNATION OF    OF CREDIT  PAYMENTS UNDER     AVERAGE     OF CREDIT  PAYMENTS UNDER     AVERAGE
REFERENCED CREDIT OBLIGATIONS    DEFAULT   CREDIT DEFAULT    YEARS TO      DEFAULT   CREDIT DEFAULT    YEARS TO
(1)                               SWAPS       SWAPS (2)    MATURITY (3)     SWAPS       SWAPS (2)    MATURITY (3)
-----------------------------  ----------  --------------  ------------  ----------  --------------  ------------
                                                                  (IN MILLIONS)
Aaa/Aa/A
  Single name credit default
     swaps (corporate).......     $ --          $  7            3.0         $ --           $ 7            4.0
  Credit default swaps
     referencing indices.....       --            17            2.0            1            66            3.0
                                  ----          ----                        ----           ---

       Subtotal..............       --            24            2.3            1            73            3.1
                                  ----          ----                        ----           ---

Baa
       Credit default swaps
       referencing indices...        1           155            5.0           --            --             --
                                  ----          ----                        ----           ---

       Total.................      $ 1          $179            4.7          $ 1           $73            3.1
                                  ====          ====                        ====           ===


--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  CREDIT RISK ON FREESTANDING DERIVATIVES

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 5 for a description of the impact of credit risk on the valuation of derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2010 and 2009, the Company was obligated to return cash collateral under its control of $33 million and $26 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company's collateral arrangements for its over-the-counter derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

     The following table presents the estimated fair value of the Company's over-the-counter derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                                  ESTIMATED FAIR VALUE OF    FAIR VALUE OF INCREMENTAL COLLATERAL
                                                    COLLATERAL PROVIDED:                PROVIDED UPON:
                                                  -----------------------   --------------------------------------
                                                                                             DOWNGRADE IN THE
                                                                            ONE NOTCH     COMPANY'S CREDIT RATING
                                                                            DOWNGRADE    TO A LEVEL THAT TRIGGERS
                                  ESTIMATED                                   IN THE          FULL OVERNIGHT
                              FAIR VALUE (1) OF                             COMPANY'S      COLLATERALIZATION OR
                             DERIVATIVES IN NET        FIXED MATURITY         CREDIT            TERMINATION
                             LIABILITY POSITION        SECURITIES (2)         RATING    OF THE DERIVATIVE POSITION
                             ------------------   -----------------------   ---------   --------------------------
                                                                 (IN MILLIONS)
December 31, 2010..........          $14                    $ --               $ --                 $14
December 31, 2009..........          $ 6                     $--                $--                 $ 6


--------

   (1) After taking into consideration the existence of netting agreements.

   (2) Included in fixed maturity securities in the consolidated balance sheets. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2010 and 2009, the Company did not provide any cash collateral.

     Without considering the effect of netting agreements, the estimated fair value of the Company's over-the-counter derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2010 was $18 million. At December 31, 2010, the Company did not provide any securities collateral in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and
(ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2010 would be $18 million. This amount does not consider gross derivative assets of $4 million for which the Company has the contractual right of offset.

     The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2010 and 2009, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2010, the Company did not provide any cash collateral for exchange-traded futures. At December 31, 2009, the Company provided cash collateral for exchange-traded futures of $1 million which is included in premiums, reinsurance and other receivables.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts are funds withheld on ceded reinsurance.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)
Net embedded derivatives within liability host contracts:
  Funds withheld on ceded reinsurance..............................   $66    $35


     The following table presents changes in estimated fair value related to embedded derivatives:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2010      2009      2008
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
Net derivative gains (losses)..............................  $(31)     $(35)     $ --


5.  FAIR VALUE

     Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                             DECEMBER 31, 2010
                                   ---------------------------------------------------------------------
                                      FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                   -----------------------------------------------------
                                    QUOTED PRICES IN
                                   ACTIVE MARKETS FOR                        SIGNIFICANT       TOTAL
                                    IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE     ESTIMATED
                                     AND LIABILITIES    OBSERVABLE INPUTS      INPUTS           FAIR
                                        (LEVEL 1)           (LEVEL 2)         (LEVEL 3)        VALUE
                                   ------------------   -----------------   ------------   -------------
                                                               (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities......   $             --     $         2,172     $       161   $       2,333
  Foreign corporate securities...                 --               1,016              70           1,086
  Foreign government securities..                 --                 914             120           1,034
  RMBS...........................                 --                 677               5             682
  CMBS...........................                 --                 597              39             636
  U.S. Treasury and agency
     securities..................                206                 305              --             511
  ABS............................                 --                 145              56             201
  State and political subdivision
     securities..................                 --                  63              --              63
                                   ------------------   -----------------   ------------   -------------
     Total fixed maturity
       securities................                206               5,889             451           6,546
                                   ------------------   -----------------   ------------   -------------
Equity securities:
  Common stock...................                162                  --              11             173
  Non-redeemable preferred
     stock.......................                 --                  --               5               5
                                   ------------------   -----------------   ------------   -------------
     Total equity securities.....                162                  --              16             178
                                   ------------------   -----------------   ------------   -------------
Short-term investments (1).......                 --                 167               6             173
Derivative assets: (2)
Interest rate contracts..........                 --                  51              --              51
Credit contracts.................                 --                   2              --               2
                                   ------------------   -----------------   ------------   -------------
  Total derivative assets........                 --                  53              --              53
                                   ------------------   -----------------   ------------   -------------
Separate account assets (3)......                207               1,205              23           1,435
                                   ------------------   -----------------   ------------   -------------
  Total assets...................               $575              $7,314            $496          $8,385
                                   ==================   =================   ============   =============
LIABILITIES
Derivative liabilities: (2)
  Interest rate contracts........               $ --              $    4            $ --          $    4
  Foreign currency contracts.....                 --                  13              --              13
  Credit contracts...............                 --                   3              --               3
                                   ------------------   -----------------   ------------   -------------
     Total derivative
       liabilities...............                 --                  20              --              20
                                   ------------------   -----------------   ------------   -------------
Net embedded derivatives within
  liability host contracts (4)...                 --                  --              66              66
                                   ------------------   -----------------   ------------   -------------
     Total liabilities...........               $ --              $   20            $ 66          $   86
                                   ==================   =================   ============   =============


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                             DECEMBER 31, 2009
                                   ---------------------------------------------------------------------
                                      FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                   -----------------------------------------------------
                                    QUOTED PRICES IN
                                   ACTIVE MARKETS FOR                        SIGNIFICANT       TOTAL
                                    IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE     ESTIMATED
                                     AND LIABILITIES    OBSERVABLE INPUTS      INPUTS           FAIR
                                        (LEVEL 1)           (LEVEL 2)         (LEVEL 3)        VALUE
                                   ------------------   -----------------   ------------   -------------
                                                               (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities......   $             --     $         2,060     $       194   $       2,254
  Foreign corporate securities...                 --                 900              62             962
  Foreign government securities..                 --                 760              58             818
  RMBS...........................                 --                 744              --             744
  CMBS...........................                 --                 752              15             767
  U.S. Treasury and agency
     securities..................                177                 281              --             458
  ABS............................                 --                 258              75             333
  State and political subdivision
     securities..................                 --                  55               3              58
                                   ------------------   -----------------   ------------   -------------
     Total fixed maturity
       securities................                177               5,810             407           6,394
                                   ------------------   -----------------   ------------   -------------
Equity securities:
  Common stock...................                143                  --               1             144
  Non-redeemable preferred
     stock.......................                 --                   1               5               6
                                   ------------------   -----------------   ------------   -------------
     Total equity securities.....                143                   1               6             150
                                   ------------------   -----------------   ------------   -------------
Short-term investments...........                 --                 219              --             219
Derivative assets (2)............                 --                  43               1              44
Separate account assets (3)......                125               1,210              80           1,415
                                   ------------------   -----------------   ------------   -------------
     Total assets................               $445              $7,283            $494          $8,222
                                   ==================   =================   ============   =============
LIABILITIES
Derivative liabilities (2).......               $ --              $   10            $ --          $   10
Net embedded derivatives within
  liability host contracts (4)...                 --                  --              35              35
                                   ------------------   -----------------   ------------   -------------
     Total liabilities...........               $ --              $   10            $ 35          $   45
                                   ==================   =================   ============   =============



--------

   (1) Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, etc.), and therefore are excluded from the tables presented above.

   (2) Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables which follow.

   (3) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

   (4) Net embedded derivatives within liability host contracts are presented within other liabilities in the consolidated balance sheets.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  Fixed Maturity Securities, Equity Securities and Short-term Investments

     When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation and cannot be supported by reference to market activity. Even though unobservable, these inputs are assumed to be consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

  Derivatives

     The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and are assumed to be consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Embedded Derivatives Within Liability Host Contracts

     Embedded derivatives are included within funds withheld related to certain ceded reinsurance. Embedded derivatives are recorded in the consolidated financial statements at estimated fair value with changes in estimated fair value reported in net income.

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described above in "-- Fixed Maturity Securities, Equity Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Separate Account Assets

     Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. See
"-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

     A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

     The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

     While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a recurring basis of the same or similar investment are market observable or can be corroborated using market observable information for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect our own assumptions about what factors market participants would use in pricing these investments.

LEVEL 1 MEASUREMENTS:

  Fixed Maturity Securities and Equity Securities

     These securities are comprised of U.S. Treasury and agency fixed maturity securities and exchange traded common stock. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Separate Account Assets

     These assets are comprised of securities that are similar in nature to the fixed maturity securities and equity securities referred to above. Also included are cash and cash equivalents, short term investments and certain exchange-traded derivatives, including financial futures. Valuation is based on unadjusted quoted prices in active markets that are readily and regularly available.

LEVEL 2 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities and Short-term Investments

     This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

          U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as a benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using a discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

          U.S. Treasury and agency securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

          Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

          Non-redeemable preferred stock. These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

  Derivative Assets and Derivative Liabilities

     This level includes all types of derivative instruments utilized by the Company with the exception of those derivative instruments with unobservable inputs as described in Level 3. These derivatives are principally valued using an income approach.

     Interest rate contracts. Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and London Inter-Bank Offer Rate ("LIBOR") basis curves.

     Foreign currency contracts. Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates, and cross currency basis curves.

     Credit contracts. Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves, and recovery rates.

  Separate Account Assets

     These assets are comprised of investments that are similar in nature to the fixed maturity securities referred to above. Also included are certain mutual funds and hedge funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

     In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described above. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Fixed Maturity Securities, Equity Securities and Short-term Investments

     This level includes fixed maturity securities and equity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. Short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

          U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

          Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities and ABS supported by sub-prime mortgage loans included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

          Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques, however these securities are less liquid and certain of the inputs are based on very limited trading activity.

          Common and non-redeemable preferred stock. These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques using inputs such as comparable credit rating and issuance structure. Equity securities valuations determined with discounted cash flow methodologies use inputs such as earnings multiples based on comparable public companies, and industry-specific non-earnings based multiples. Certain of these securities are valued based on independent non-binding broker quotations.

  Derivative Assets and Derivative Liabilities

     These derivatives are principally valued using an income approach. Valuations of non-option based derivatives utilize present value techniques, whereas valuations of option based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

     Credit contracts. Non-option-based -- Significant unobservable inputs may include credit correlation, repurchase rates, and the extrapolation beyond observable limits of the swap yield curve and credit curves.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Embedded Derivatives Within Funds Withheld Related to Certain Ceded
  Reinsurance

     These derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Separate Account Assets

     These assets are comprised of investments that are similar in nature to the fixed maturity securities referred to above. Separate account assets within this level also include mortgage loans. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

TRANSFERS BETWEEN LEVELS 1 AND 2:

     During the year ended December 31, 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

     Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the year ended December 31, 2010 are summarized below.

     During the year ended December 31, 2010, fixed maturity securities transfers into Level 3 of $61 million resulted primarily from current market conditions characterized by a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade). These current market conditions have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value principally for certain U.S. corporate securities and CMBS.

     During the year ended December 31, 2010, fixed maturity securities transfers out of Level 3 of $23 million resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to corroborate pricing received from independent pricing services with observable inputs or increases in market activity and upgraded credit ratings primarily for certain foreign government, foreign and U.S. corporate securities.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs is as follows:

                                       FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                         ---------------------------------------------------------------------------------------------------
                                       TOTAL REALIZED/UNREALIZED
                                      GAINS (LOSSES) INCLUDED IN:
                                    ------------------------------    PURCHASES,
                                                         OTHER          SALES,
                          BALANCE,                   COMPREHENSIVE  ISSUANCES AND  TRANSFER INTO  TRANSFER OUT    BALANCE,
                         JANUARY 1, EARNINGS (1),(2) INCOME (LOSS) SETTLEMENTS (3)  LEVEL 3 (4)  OF LEVEL 3 (4) DECEMBER 31,
                         ---------- ---------------- ------------- --------------- ------------- -------------- ------------
                                                                    (IN MILLIONS)

YEAR ENDED DECEMBER 31,
  2010:
ASSETS:
Fixed maturity
  securities:
  U.S. corporate
     securities.........    $194           $ 1            $ 6            $(74)          $37           $ (3)         $161
  Foreign corporate
     securities.........      62             1              7               4             3             (7)           70
  Foreign government
     securities.........      58             6              9              57            --            (10)          120
  RMBS..................      --            --             --              (1)            6             --             5
  CMBS..................      15            --             11              (2)           15             --            39
  ABS...................      75            (2)            11             (28)           --             --            56
  State and political
     subdivision
     securities.........       3            --             --              --            --             (3)           --
                         ---------- ---------------- ------------- --------------- ------------- -------------- ------------
     Total fixed
       maturity
       securities.......    $407           $ 6            $44            $(44)          $61           $(23)         $451
                         ========== ================ ============= =============== ============= ============== ============
Equity securities:
  Common stock..........    $  1           $--            $--            $ 10           $--           $ --          $ 11
  Non-redeemable
     preferred stock....       5            --             --              --            --             --             5
                         ---------- ---------------- ------------- --------------- ------------- -------------- ------------
     Total equity
       securities.......    $  6           $--            $--            $ 10           $--           $ --          $ 16
                         ========== ================ ============= =============== ============= ============== ============
Short-term investments..    $ --           $--            $--            $  6           $--           $ --          $  6
Net derivatives: (5)
  Credit contracts......    $  1           $--            $--            $ (1)          $--           $ --          $ --
                         ---------- ---------------- ------------- --------------- ------------- -------------- ------------
     Total net
       derivatives......    $  1           $--            $--            $ (1)          $--           $ --          $ --
                         ========== ================ ============= =============== ============= ============== ============
Separate account assets
  (6)...................    $ 80           $ 8            $--            $(65)          $--           $ --          $ 23



                                        FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                          ---------------------------------------------------------------------------------------------------
                                        TOTAL REALIZED/UNREALIZED
                                       (GAINS) LOSSES INCLUDED IN:
                                     ------------------------------    PURCHASES,
                                                          OTHER          SALES,
                           BALANCE,                   COMPREHENSIVE  ISSUANCES AND  TRANSFER INTO  TRANSFER OUT    BALANCE,
                          JANUARY 1, EARNINGS (1),(2) INCOME (LOSS) SETTLEMENTS (3)  LEVEL 3 (4)  OF LEVEL 3 (4) DECEMBER 31,
                          ---------- ---------------- ------------- --------------- ------------- -------------- ------------
                                                               (IN MILLIONS)

YEAR ENDED DECEMBER 31,
  2010:
LIABILITIES:
Net embedded
  derivatives............     $35           $31            $--            $--            $--            $--           $66

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                       FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                -------------------------------------------------------------------------------------
                                              TOTAL REALIZED/UNREALIZED
                                             GAINS (LOSSES) INCLUDED IN:
                                           ------------------------------    PURCHASES,
                                                                OTHER          SALES,      TRANSFER INTO
                                 BALANCE,                   COMPREHENSIVE  ISSUANCES AND    AND/OR OUT     BALANCE,
                                JANUARY 1, EARNINGS (1),(2) INCOME (LOSS) SETTLEMENTS (3) OF LEVEL 3 (4) DECEMBER 31,
                                ---------- ---------------- ------------- --------------- -------------- ------------
                                                                    (IN MILLIONS)

YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities....    $165          $(23)           $37            $(15)          $ 30          $194
  Foreign corporate
     securities................      50            (4)            20              (4)            --            62
  Foreign government
     securities................      95             2              1               8            (48)           58
  RMBS.........................       2            --             --              (2)            --            --
  CMBS.........................      14            --              9               2            (10)           15
  ABS..........................      64            (2)            27              (9)            (5)           75
  State and political
     subdivision securities....      --            --             --               3             --             3
                                ---------- ---------------- ------------- --------------- -------------- ------------
     Total fixed maturity
       securities..............    $390          $(27)           $94            $(17)          $(33)         $407
                                ========== ================ ============= =============== ============== ============
Equity securities:
  Common stock.................    $  1          $ --            $--            $ --           $ --          $  1
  Non-redeemable preferred
     stock.....................       5            (1)             2              (1)            --             5
                                ---------- ---------------- ------------- --------------- -------------- ------------
     Total equity securities...    $  6          $ (1)           $ 2            $ (1)          $ --          $  6
                                ========== ================ ============= =============== ============== ============
Net derivatives (5)............    $ (1)         $  2            $--            $ --           $ --          $  1
Separate account assets (6)....    $ 95          $(14)           $--            $  3           $ (4)         $ 80



                                        FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                 -------------------------------------------------------------------------------------
                                               TOTAL REALIZED/UNREALIZED
                                              (GAINS) LOSSES INCLUDED IN:
                                            ------------------------------    PURCHASES,
                                                                 OTHER          SALES,      TRANSFER INTO
                                  BALANCE,                   COMPREHENSIVE  ISSUANCES AND    AND/OR OUT     BALANCE,
                                 JANUARY 1, EARNINGS (1),(2) INCOME (LOSS) SETTLEMENTS (3) OF LEVEL 3 (4) DECEMBER 31,
                                 ---------- ---------------- ------------- --------------- -------------- ------------
                                                               (IN MILLIONS)

YEAR ENDED DECEMBER 31, 2009:
LIABILITIES:
Net embedded derivatives........     $--           $35            $--            $--             $--           $35



                                      FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                     --------------------------------------------------------------------------------------------------------
                                                                  TOTAL REALIZED/UNREALIZED
                                                                 GAINS (LOSSES) INCLUDED IN:
                                                               -------------------------------    PURCHASES,
                                                                                     OTHER          SALES,      TRANSFER INTO
                          BALANCE,       IMPACT OF   BALANCE,                    COMPREHENSIVE  ISSUANCES AND    AND/OR OUT
                     DECEMBER 31, 2007 ADOPTION (7) JANUARY 1, EARNINGS (1), (2) INCOME (LOSS) SETTLEMENTS (3) OF LEVEL 3 (4)
                     ----------------- ------------ ---------- ----------------- ------------- --------------- --------------
                                                           (IN MILLIONS)
YEAR ENDED DECEMBER
  31, 2008:
ASSETS:
Fixed maturity
  securities........        $612            $--        $612           $(56)           $(97)          $(62)           $(7)
Equity securities...        $ 12            $--        $ 12           $ (1)           $ (1)          $ (4)           $--
Net derivatives(5)..        $ --            $--        $ --           $ --            $ --           $ (1)           $--
Separate account
  assets(6).........        $124            $--        $124           $(25)           $ --           $ (1)           $(3)
                      FAIR VALUE
                     MEASUREMENTS
                         USING
                      SIGNIFICANT
                     UNOBSERVABLE
                        INPUTS
                       (LEVEL 3)
                     ------------
                       BALANCE,
                     DECEMBER 31,
                     ------------

YEAR ENDED DECEMBER
  31, 2008:
ASSETS:
Fixed maturity
  securities........     $390
Equity securities...     $  6
Net derivatives(5)..     $ (1)
Separate account
  assets(6).........     $ 95


--------

   (1) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains (losses). Impairments charged to earnings on securities are included within net investment gains (losses) which are reported within the earnings caption of total gains (losses). Lapses associated with embedded derivatives are included within the earnings caption of total gains (losses).

   (2) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   (3) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (4) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and out in the same period are excluded from the rollforward.

   (5) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

   (6) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

   (7) The impact of adoption of fair value measurement guidance represents the amount recognized in earnings resulting from a change in estimate for certain Level 3 financial instruments held at January 1, 2008. There was no material impact of adoption on Level 3 assets and liabilities.

     The tables below summarize both realized and unrealized gains and losses due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                  TOTAL GAINS AND LOSSES
                                       --------------------------------------------
                                        CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                               (LOSSES) INCLUDED IN EARNINGS
                                       --------------------------------------------
                                                        NET          NET
                                           NET      INVESTMENT   DERIVATIVE
                                       INVESTMENT      GAINS        GAINS
                                         INCOME      (LOSSES)     (LOSSES)    TOTAL
                                       ----------   ----------   ----------   -----
                                                         (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities..........      $(1)         $ 2         $ --       $  1
  Foreign corporate securities.......        1           --           --          1
  Foreign government securities......        6           --           --          6
  ABS................................       --           (2)          --         (2)
                                           ---          ---         ----       ----
     Total fixed maturity
       securities....................      $ 6          $--         $ --       $  6
                                           ===          ---         ====       ====
LIABILITIES:
Net embedded derivatives.............      $--          $--         $(31)      $(31)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                        TOTAL GAINS AND LOSSES
                                          --------------------------------------------------
                                              CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                     (LOSSES) INCLUDED IN EARNINGS
                                          --------------------------------------------------
                                                             NET            NET
                                              NET        INVESTMENT     DERIVATIVE
                                          INVESTMENT        GAINS          GAINS
                                            INCOME        (LOSSES)       (LOSSES)      TOTAL
                                          ----------     ----------     ----------     -----
                                                             (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities.............      $ 3           $(26)          $ --         $(23)
  Foreign corporate securities..........       --             (4)            --           (4)
  Foreign government securities.........        2             --             --            2
  ABS...................................       --             (2)            --           (2)
                                             ----           ----           ----         ----
     Total fixed maturity securities....      $ 5           $(32)          $ --         $(27)
                                             ====           ====           ====         ====
Equity securities:
  Non-redeemable preferred stock........     $ --           $ (1)          $ --         $ (1)
                                             ----           ----           ----         ----
     Total equity securities............      $--           $ (1)          $ --         $ (1)
                                             ====           ====           ====         ====
Net derivatives.........................      $--           $ --           $  2         $  2
LIABILITIES:
Net embedded derivatives................      $--           $ --           $(35)        $(35)



                                                        TOTAL GAINS AND LOSSES
                                          --------------------------------------------------
                                              CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                     (LOSSES) INCLUDED IN EARNINGS
                                          --------------------------------------------------
                                                             NET            NET
                                              NET        INVESTMENT     DERIVATIVE
                                          INVESTMENT        GAINS          GAINS
                                            INCOME        (LOSSES)       (LOSSES)      TOTAL
                                          ----------     ----------     ----------     -----
                                                             (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
Fixed maturity securities...............      $ 8           $(64)          $ --         $(56)
Equity securities.......................     $ --           $ (1)           $--         $ (1)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The tables below summarize the portion of unrealized gains and losses, due to changes in estimated fair value, recorded in earnings for Level 3 assets and liabilities that were still held at the respective time periods:

                                                 CHANGES IN UNREALIZED GAINS (LOSSES)
                                         RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER
                                                               31, 2010
                                        -----------------------------------------------------
                                                            NET             NET
                                            NET         INVESTMENT      DERIVATIVE
                                        INVESTMENT         GAINS           GAINS
                                          INCOME         (LOSSES)        (LOSSES)       TOTAL
                                        ----------      ----------      ----------      -----
                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
U.S. corporate securities.............      $(1)            $(1)           $ --          $ (2)
Foreign corporate securities..........        1              --              --             1
Foreign government securities.........        6              --              --             6
ABS...................................       --              --              --            --
                                           ----            ----            ----          ----
  Total fixed maturity securities.....      $ 6             $(1)           $ --          $  5
                                           ====            ====            ====          ====
LIABILITIES:
Net embedded derivatives..............     $ --            $ --            $(31)         $(31)



                                                 CHANGES IN UNREALIZED GAINS (LOSSES)
                                         RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER
                                                               31, 2009
                                        -----------------------------------------------------
                                                            NET             NET
                                            NET         INVESTMENT      DERIVATIVE
                                        INVESTMENT         GAINS           GAINS
                                          INCOME         (LOSSES)        (LOSSES)       TOTAL
                                        ----------      ----------      ----------      -----
                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities...........      $ 3            $(26)           $ --          $(23)
  Foreign corporate securities........       --              (2)             --            (2)
  Foreign government securities.......        2              --              --             2
  ABS.................................       --              (3)             --            (3)
                                           ----            ----            ----          ----
     Total fixed maturity securities..      $ 5            $(31)           $ --          $(26)
                                           ====            ====            ====          ====
Net derivatives.......................     $ --            $ --            $  2          $  2
LIABILITIES:
Net embedded derivatives..............      $--            $ --            $(35)         $(35)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                 CHANGES IN UNREALIZED GAINS (LOSSES)
                                         RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER
                                                               31, 2008
                                        -----------------------------------------------------
                                                            NET             NET
                                            NET         INVESTMENT      DERIVATIVE
                                        INVESTMENT         GAINS           GAINS
                                          INCOME         (LOSSES)        (LOSSES)       TOTAL
                                        ----------      ----------      ----------      -----
                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
Fixed maturity securities.............      $ 9            $(63)           $ --          $(54)
Equity securities.....................     $ --            $ (2)            $--          $ (2)
Net derivatives.......................      $--            $ --             $(1)         $ (1)


FAIR VALUE OF FINANCIAL INSTRUMENTS

     Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                                ESTIMATED
                                                          NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2010                                          AMOUNT      VALUE      VALUE
-----------------                                         --------   --------   ---------
                                                                   (IN MILLIONS)
ASSETS
Mortgage loans, net.....................................              $  562      $  610
Policy loans............................................              $1,807      $2,074
Short-term investments (1)..............................              $    2      $    2
Cash and cash equivalents...............................              $  265      $  265
Accrued investment income...............................              $   94      $   94
Premiums, reinsurance and other receivables (2).........              $  236      $  248
LIABILITIES
Policyholder account balances (2).......................              $1,075      $1,148
Payables for collateral under securities loaned and
  other transactions....................................              $  574      $  574
Long-term debt..........................................              $  102      $  124
Other liabilities (2)...................................              $    4      $    4
Separate account liabilities (2)........................              $   86      $   86
COMMITMENTS (3)
Commitments to fund private corporate bond investments..     $7       $   --      $   --

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                                ESTIMATED
                                                          NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2009                                          AMOUNT      VALUE      VALUE
-----------------                                         --------   --------   ---------
                                                                   (IN MILLIONS)
ASSETS
Mortgage loans, net.....................................              $  369      $  359
Policy loans............................................              $1,781      $2,015
Other invested assets (2)...............................              $    3      $    3
Cash and cash equivalents...............................              $  158      $  158
Accrued investment income...............................              $   96      $   96
Premiums, reinsurance and other receivables (2).........              $  183      $  176
LIABILITIES
Policyholder account balances (2).......................              $1,037      $  991
Payables for collateral under securities loaned and
  other transactions....................................              $  426      $  426
Long-term debt..........................................              $  101      $  117
Other liabilities (2)...................................              $    5      $    5
Separate account liabilities (2)........................              $  148      $  148
COMMITMENTS (3)
Commitments to fund private corporate bond investments..     $1       $   --      $   --


--------

   (1) Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheets because this table does not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

   (2) Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

   (3) Commitments are off-balance sheet obligations.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, equity securities, derivative assets and liabilities, net embedded derivatives within liability host contracts and separate account assets. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are excluded from the tables above. The estimated fair value for these financial instruments approximates carrying value.

  Mortgage Loans

     The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

  Policy Loans

     For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Short-term Investments

     Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

  Other Invested Assets

     Other invested assets within the preceding table is comprised of cash held in trust. Cash held in trust is treated as cash and cash equivalents where estimated fair value generally approximates carrying value.

  Cash and Cash Equivalents

     Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

  Accrued Investment Income

     Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

  Premiums, Reinsurance and Other Receivables

     Premiums, reinsurance and other receivables in the preceding tables are principally comprised of certain amounts recoverable under reinsurance contracts, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions and amounts receivable for securities sold but not yet settled.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding tables. Amounts recoverable under ceded reinsurance contracts, which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting, have been included in the preceding tables. The estimated fair value is determined as the present value of expected future cash flows under the related contracts, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES value approximates carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

  Policyholder Account Balances

     Policyholder account balances in the tables above include investment contracts. The difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include certain funding agreements, fixed deferred annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

  Payables for Collateral Under Securities Loaned and Other Transactions

     The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in nonperformance risk are necessary.

  Long-term Debt

     The estimated fair value of long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar terms, remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights; contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

  Other Liabilities

     Other liabilities included in the tables above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest payable and amounts due for securities purchased but not yet settled. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the carrying values.

  Separate Account Liabilities

     Separate account liabilities included in the preceding tables represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

  Commitments to Fund Private Corporate Bond Investments

     The estimated fair values for commitments to fund private corporate bonds that will be held for investment reflected in the above tables represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                               DAC   VOBA   TOTAL
                                                              ----   ----   -----
                                                                 (IN MILLIONS)
Balance at January 1, 2008..................................  $114   $ 23    $137
  Amortization related to:
     Net investment gains (losses)..........................    (3)     4       1
     Other expenses.........................................   (10)    (9)    (19)
                                                              ----   ----    ----
       Total amortization...................................   (13)    (5)    (18)
                                                              ----   ----    ----
  Unrealized investment gains (losses)......................     3    154     157
  Other.....................................................     2      1       3
                                                              ----   ----    ----
Balance at December 31, 2008................................   106    173     279
  Capitalizations...........................................     6     --       6
                                                              ----   ----    ----
     Subtotal...............................................   112    173     285
                                                              ----   ----    ----
  Amortization related to:
     Net investment gains (losses)..........................     3      1       4
     Other expenses.........................................   (21)   (13)    (34)
                                                              ----   ----    ----
       Total amortization...................................   (18)   (12)    (30)
                                                              ----   ----    ----
  Unrealized investment gains (losses)......................    (1)   (62)    (63)
                                                              ----   ----    ----
Balance at December 31, 2009................................    93     99     192
  Capitalizations...........................................     5     --       5
                                                              ----   ----    ----
     Subtotal...............................................    98     99     197
                                                              ----   ----    ----
  Amortization related to:
     Net investment gains (losses)..........................     1     --       1
     Other expenses.........................................   (13)   (12)    (25)
                                                              ----   ----    ----
       Total amortization...................................   (12)   (12)    (24)
                                                              ----   ----    ----
  Unrealized investment gains (losses)......................     3     (7)     (4)
                                                              ----   ----    ----
Balance at December 31, 2010................................  $ 89   $ 80    $169
                                                              ====   ====    ====



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $8 million in 2011, $9 million in 2012, $9 million in 2013, $7 million in 2014 and $6 million in 2015.

     Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

7.  INSURANCE

  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $1,356 million and $1,336 million at December 31, 2010 and 2009, respectively, for which the policyholder

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $79 million at both December 31, 2010 and 2009. The average interest rate credited on these contracts was 2.29% and 2.13% at December 31, 2010 and 2009, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $38 million, $48 million and $49 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     For each of the years ended December 31, 2010, 2009 and 2008, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

     During 2010, General American became a member of the Federal Home Loan Bank of Des Moines ("FHLB of Des Moines") and held $10 million of common stock of the FHLB of Des Moines at December 31, 2010, which is included in equity securities. General American had no funding agreements with the FHLB of Des Moines at December 31, 2010.

  GUARANTEES

     The Company issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                   DECEMBER 31,
                                                             ------------------------
                                                                2010           2009
                                                             ---------      ---------
                                                                 AT ANNUITIZATION
                                                             ------------------------
                                                                   (IN MILLIONS)
ANNUITY CONTRACTS (1)
TWO TIER ANNUITIES
General account value......................................  $     280      $     282
Net amount at risk (2).....................................  $      49(4)   $      50(4)
Average attained age of contractholders....................   62 years       61 years


                                                                   DECEMBER 31,
                                                             ------------------------
                                                                2010           2009
                                                             ---------      ---------
                                                                     SECONDARY
                                                                    GUARANTEES
                                                             ------------------------
                                                                   (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate account)...............  $   1,378      $   1,276
Net amount at risk (2).....................................  $  15,760(3)   $  16,593(3)
Average attained age of policyholders......................   60 years       59 years

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding ceded reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                       UNIVERSAL AND
                                                          ANNUITY      VARIABLE LIFE
                                                         CONTRACTS       CONTRACTS
                                                       -------------   -------------
                                                         GUARANTEED
                                                       ANNUITIZATION     SECONDARY
                                                          BENEFITS       GUARANTEES    TOTAL
                                                       -------------   -------------   -----
                                                                   (IN MILLIONS)
DIRECT
Balance at January 1, 2008...........................       $ 7             $ 6         $ 13
  Incurred guaranteed benefits.......................        --              --           --
  Paid guaranteed benefits...........................        --              --           --
                                                            ---             ---         ----
Balance at December 31, 2008.........................         7               6           13
  Incurred guaranteed benefits.......................        --               7            7
  Paid guaranteed benefits...........................        --              --           --
                                                            ---             ---         ----
Balance at December 31, 2009.........................         7              13           20
  Incurred guaranteed benefits.......................        --              80           80
  Paid guaranteed benefits...........................        --              --           --
                                                            ---             ---         ----
Balance at December 31, 2010.........................       $ 7             $93         $100
                                                            ===             ===         ====
CEDED
Balance at January 1, 2008...........................       $--             $--         $ --
  Incurred guaranteed benefits.......................        --              --           --
  Paid guaranteed benefits...........................        --              --           --
                                                            ---             ---         ----
Balance at December 31, 2008.........................        --              --           --
  Incurred guaranteed benefits.......................        --               7            7
  Paid guaranteed benefits...........................        --              --           --
                                                            ---             ---         ----
Balance at December 31, 2009.........................        --               7            7
  Incurred guaranteed benefits.......................        --              81           81
  Paid guaranteed benefits...........................        --              --           --
                                                            ---             ---         ----
Balance at December 31, 2010.........................       $--             $88         $ 88
                                                            ===             ===         ====
NET
Balance at January 1, 2008...........................       $ 7             $ 6         $ 13
  Incurred guaranteed benefits.......................        --              --           --
  Paid guaranteed benefits...........................        --              --           --
                                                            ---             ---         ----
Balance at December 31, 2008.........................         7               6           13
  Incurred guaranteed benefits.......................        --              --           --
  Paid guaranteed benefits...........................        --              --           --
                                                            ---             ---         ----
Balance at December 31, 2009.........................         7               6           13
  Incurred guaranteed benefits.......................        --              (1)          (1)
  Paid guaranteed benefits...........................        --              --           --
                                                            ---             ---         ----
Balance at December 31, 2010.........................       $ 7             $ 5         $ 12
                                                            ===             ===         ====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)
Fund Groupings:
  Equity...........................................................   $15    $13
  Money Market.....................................................     2      3
  Bond.............................................................     1      1
  Balanced.........................................................     1      1
  Specialty........................................................     1      1
                                                                      ---    ---
     Total.........................................................   $20    $19
                                                                      ===    ===



8.  REINSURANCE

     The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

     For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $1 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2010 and 2009, were immaterial.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $336 million and $356 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2010 and 2009, respectively.

     At December 31, 2010, the Company had $702 million of net unaffiliated ceded reinsurance recoverables. Of this total, $584 million, or 83%, were with the Company's five largest unaffiliated ceded reinsurers, including $225 million of which were unsecured. At December 31, 2009, the Company had $668 million of net unaffiliated ceded reinsurance recoverables. Of this total, $551 million, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $247 million of which were unsecured.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                              YEARS ENDED DECEMBER
                                                                      31,
                                                             ---------------------
                                                              2010    2009    2008
                                                             -----   -----   -----
                                                                 (IN MILLIONS)
PREMIUMS:
  Direct premiums..........................................  $ 335   $ 357   $ 384
  Reinsurance assumed......................................    211     184     211
  Reinsurance ceded........................................   (297)   (276)   (311)
                                                             -----   -----   -----
     Net premiums..........................................  $ 249   $ 265   $ 284
                                                             =====   =====   =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Direct universal life and investment-type product policy
     fees..................................................  $ 347   $ 374   $ 357
  Reinsurance ceded........................................   (201)   (197)   (197)
                                                             -----   -----   -----
     Net universal life and investment-type product policy
       fees................................................  $ 146   $ 177   $ 160
                                                             =====   =====   =====
OTHER REVENUES:
  Direct other revenues....................................  $   3   $   7   $   2
  Reinsurance ceded........................................      2       2       4
                                                             -----   -----   -----
     Net other revenues....................................  $   5   $   9   $   6
                                                             =====   =====   =====
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims..................  $ 618   $ 567   $ 574
  Reinsurance assumed......................................    221     110     186
  Reinsurance ceded........................................   (397)   (263)   (306)
                                                             -----   -----   -----
     Net policyholder benefits and claims..................  $ 442   $ 414   $ 454
                                                             =====   =====   =====
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
  Direct interest credited to policyholder account
     balances..............................................  $ 206   $ 208   $ 201
  Reinsurance ceded........................................    (70)    (68)    (61)
                                                             -----   -----   -----
     Net interest credited to policyholder account
       balances............................................  $ 136   $ 140   $ 140
                                                             =====   =====   =====
OTHER EXPENSES:
  Direct other expenses....................................  $ 173   $ 209   $(436)
  Reinsurance assumed......................................     32      26     635
  Reinsurance ceded........................................   (130)   (129)   (115)
                                                             -----   -----   -----
     Net other expenses....................................  $  75   $ 106   $  84
                                                             =====   =====   =====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                               DECEMBER 31, 2010
                                                  ------------------------------------------
                                                   TOTAL
                                                  BALANCE                      TOTAL, NET OF
                                                   SHEET    ASSUMED    CEDED    REINSURANCE
                                                  -------   -------   ------   -------------
                                                                 (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables.....   $2,443     $ --    $2,425       $   18
Deferred policy acquisition costs and value of
  business acquired.............................      169       --      (177)         346
                                                   ------     ----    ------       ------
  Total assets..................................   $2,612     $ --    $2,248       $  364
                                                   ======     ====    ======       ======
LIABILITIES:
Future policy benefits..........................   $5,091     $ 90    $   --       $5,001
Other policy-related balances...................      263       71       (72)         264
Other liabilities...............................      601       --       439          162
                                                   ------     ----    ------       ------
  Total liabilities.............................   $5,955     $161    $  367       $5,427
                                                   ======     ====    ======       ======




                                                               DECEMBER 31, 2009
                                                  ------------------------------------------
                                                   TOTAL
                                                  BALANCE                      TOTAL, NET OF
                                                   SHEET    ASSUMED    CEDED    REINSURANCE
                                                  -------   -------   ------   -------------
                                                                 (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables.....   $2,235     $  1    $2,211       $   23
Deferred policy acquisition costs and value of
  business acquired.............................      192       --      (252)         444
                                                   ------     ----    ------       ------
  Total assets..................................   $2,427     $  1    $1,959       $  467
                                                   ======     ====    ======       ======
LIABILITIES:
Future policy benefits..........................   $5,086     $ 75    $   --       $5,011
Other policy-related balances...................      235       46      (133)         322
Other liabilities...............................      556       --       367          189
                                                   ------     ----    ------       ------
  Total liabilities.............................   $5,877     $121    $  234       $5,522
                                                   ======     ====    ======       ======



     Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded reinsurance were $236 million and $182 million at December 31, 2010 and 2009, respectively. There were no deposit liabilities for assumed reinsurance at both December 31, 2010 and 2009.

RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC and MetLife Investors USA Insurance Company, both of which are related parties.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                              YEARS ENDED DECEMBER
                                                                      31,
                                                             ---------------------
                                                              2010    2009    2008
                                                             -----   -----   -----
                                                                 (IN MILLIONS)
PREMIUMS:
  Reinsurance ceded........................................  $ (14)  $ (16)  $ (15)
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Reinsurance ceded........................................  $(120)  $(116)  $(118)
OTHER REVENUES:
  Reinsurance ceded........................................  $   2   $   2   $   3
POLICYHOLDER BENEFITS AND CLAIMS:
  Reinsurance ceded........................................  $ (33)  $ (20)  $ (18)
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
  Reinsurance ceded........................................  $ (70)  $ (68)  $ (61)
OTHER EXPENSES:
  Reinsurance ceded (1)....................................  $ (90)  $(105)  $ (58)


--------

   (1) As a result of the RGA transaction discussed in Note 2, reinsurance transactions between RGA and affiliates were no longer considered affiliated transactions. For purposes of comparison, the 2008 affiliated transactions between RGA and affiliates have been removed from the presentation in the table above. Affiliated transactions between RGA and affiliates for the year ended December 31, 2008 included assumed premiums, assumed benefits and other expenses on ceded reinsurance of $43 million, $120 million and $9 million, respectively.

     Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2010     2009
                                                                  ------   ------
                                                                       CEDED
                                                                  ---------------
                                                                   (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables.....................  $1,683   $1,511
Deferred policy acquisition costs and value of business
  acquired......................................................    (164)    (230)
                                                                  ------   ------
  Total assets..................................................  $1,519   $1,281
                                                                  ======   ======
LIABILITIES:
Other policy-related balances...................................  $  (72)  $ (133)
Other liabilities...............................................      40       30
                                                                  ------   ------
  Total liabilities.............................................  $  (32)  $ (103)
                                                                  ======   ======



     The Company may secure certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1,643 million and $1,481 million of unsecured affiliated reinsurance recoverable balances at December 31, 2010 and 2009, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded affiliated reinsurance were $230 million and $174 million at December 31, 2010 and 2009, respectively. There were no deposit liabilities for assumed affiliated reinsurance at both December 31, 2010 and 2009.

9.  LONG-TERM DEBT AND SHORT-TERM DEBT -- AFFILIATED

  LONG-TERM DEBT

     The Company's long-term debt primarily includes a surplus note with a fixed rate of 7.625% due January 2024. The outstanding balance of the surplus note was $101 million at both December 31, 2010 and 2009.

     Payments of interest and principal on the Company's surplus notes, which are subordinate to all other obligations, may be made only with the prior approval of the insurance department of the state of domicile.

  SHORT-TERM DEBT -- AFFILIATED

     There was no short-term debt outstanding at both December 31, 2010 and 2009. On December 31, 2007, MetLife Credit Corporation, an affiliate, issued a $50 million short-term loan to the Company with a fixed rate of 4.82%, which was repaid at maturity on January 2, 2008. The Company used the net proceeds of the loan for general corporate purposes.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $9 million for each of the years ended December 31, 2010, 2009 and 2008.

10.  INCOME TAX

     The provision for income tax from continuing operations was as follows:

                                                                 YEARS ENDED DECEMBER
                                                                         31,
                                                               -----------------------
                                                               2010      2009     2008
                                                               ----     -----     ----
                                                                    (IN MILLIONS)
Current:
  Federal.................................................     $ 40     $  19     $(10)
  Foreign.................................................      (39)       30       75
                                                               ----     -----     ----
     Subtotal.............................................        1        49       65
                                                               ----     -----     ----
Deferred:
  Federal.................................................       (6)     (114)      30
                                                               ----     -----     ----
     Provision for income tax expense (benefit)...........     $ (5)    $ (65)    $ 95
                                                               ====     =====     ====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                                 YEARS ENDED DECEMBER
                                                                          31,
                                                                ----------------------
                                                                2010     2009     2008
                                                                ----     ----     ----
                                                                     (IN MILLIONS)
Tax provision at U.S. statutory rate.......................     $  6     $(41)     $75
Tax effect of:
  Tax-exempt investment income.............................       (3)      (6)       9
  Medicare Part D..........................................        3       --       --
  Prior year tax...........................................      (11)      (4)      (7)
  Sale of former subsidiary(1).............................       --      (15)      --
  RGA dividend of interests(2).............................       --       --       16
  Other, net...............................................       --        1        2
                                                                ----     ----      ---
     Provision for income tax expense (benefit)............     $ (5)    $(65)     $95
                                                                ====     ====      ===



--------

   (1) In December 2002, Cova Corporation, a wholly owned subsidiary of the Company, was sold to MLIC, an affiliate, at which time the Company deferred the loss on the sale. On March 2, 2009, Cova Corporation was sold to a third party and subsequently the Company recognized the deferred loss.

   (2) See Notes 2 and 14 for discussion concerning the dividend of interests in RGA.

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2010   2009
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables........................  $ 90   $ 93
  DAC.............................................................     3     --
  Employee benefits...............................................    28     27
  Tax credit carryforwards........................................    45     44
  Investments.....................................................     2     --
  Other...........................................................     8      9
                                                                    ----   ----
                                                                     176    173
                                                                    ----   ----
Deferred income tax liabilities:
  DAC.............................................................    --      1
  Investments.....................................................    --      6
  Net unrealized investment gains.................................   223     73
  Other...........................................................     8      5
                                                                    ----   ----
                                                                     231     85
                                                                    ----   ----
     Net deferred income tax asset (liability)....................  $(55)  $ 88
                                                                    ====   ====



     Tax credit carryforwards of $45 million at December 31, 2010 will expire beginning in 2018.

     General American participates in a tax sharing agreement with MetLife. This agreement provides that current federal income tax expense (benefit) is computed on a separate return basis and members of the tax group shall

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amount due to MetLife was $19 million for 2010 and the amounts due from MetLife were $40 million and $16 million for 2009 and 2008, respectively.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2006. In April of 2010, the IRS exam of the current audit cycle, year 2006, began.

     The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

     At December 31, 2010, the Company's total amount of unrecognized tax benefits and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $7 million. The total amount of unrecognized tax benefits decreased by $11 million from December 31, 2009, due to a lapse in the statute of limitations.

     At both December 31, 2009 and 2008, the Company's total amount of unrecognized tax benefits and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $18 million. The total amount of unrecognized tax benefits decreased by $6 million from December 31, 2007, due to lapses in the statutes of limitations.

     It is not expected that there will be a material change in the Company's liability for unrecognized tax benefits in the next 12 months.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                               2010      2009      2008
                                                               ----      ----      ----
                                                                     (IN MILLIONS)
Balance at January 1,.....................................     $ 18       $18       $24
Additions for tax positions of current year...............       --        --        --
Lapses of statutes of limitations.........................      (11)       --        (6)
                                                               ----       ---       ---
Balance at December 31,...................................     $  7       $18       $18
                                                               ====       ===       ===



     During the year ended December 31, 2010, the Company recognized $1 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2010, the Company had $1 million of accrued interest associated with the liability for unrecognized tax benefits, a decrease of $5 million from December 31, 2009. The $5 million decrease from December 31, 2009 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $1 million of interest expense and a $6 million decrease resulting from the aforementioned lapse in the statute of limitations which decreased interest expense.

     During the year ended December 31, 2009, the Company recognized $1 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2009, the Company had $6 million of accrued interest associated with the liability for unrecognized tax benefits.

     During the year ended December 31, 2008, the Company recognized $1 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2008, the Company had $5 million of accrued interest associated with the liability for unrecognized tax benefits.

     The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For both the years ended December 31, 2010 and 2009, the Company recognized an income tax benefit of $1 million related to the separate account DRD.

11.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to vigorously defend against the claims in all pending matters. Some sales practices claims may be resolved through settlement. Other sales practices claims may be won by dispositive motion or may go to trial. The current cases may seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimated losses for sales practices matters.

     Retained Asset Account Matters. The New York Attorney General announced on July 29, 2010, that his office had launched a major fraud investigation into the life insurance industry for practices related to the use of retained asset accounts as a settlement option for death benefits and that subpoenas requesting comprehensive data related to retained asset accounts had been served on the Company's ultimate parent, MetLife, Inc., and other insurance carriers. MetLife, Inc. received the subpoena on July 30, 2010. Metropolitan Life Insurance Company and its affiliates also have received requests for documents and information from U.S. congressional committees and members as well as various state regulatory bodies, including the New York Insurance Department. It is possible that other state and federal regulators or legislative bodies may pursue similar investigations or make related inquiries. Management cannot predict what effect any such investigations might have on the Company's earnings or the availability of the Total Control Account ("TCA"), but management believes that the Company's consolidated financial statements taken as a whole would not be materially affected. Management believes that any allegations that information about the TCA is not adequately disclosed or that the accounts are fraudulent or otherwise violate state or federal laws are without merit.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state regulatory authorities and other federal and state authorities regularly make inquires and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome or provide reasonable ranges of potential losses of all pending investigations and legal proceedings. In some of the matters, very large or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts in certain of these matters and the inherent unpredictability of litigation, it is possible that an

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular annual periods.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments were as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)
Other Assets:
  Premium tax offset for future undiscounted assessments...........   $5     $5
  Premium tax offsets currently available for paid assessments.....    1      1
                                                                      --     --
                                                                      $6     $6
                                                                      ==     ==
Other Liabilities:
  Insolvency assessments...........................................   $8     $7
                                                                      ==     ==



     Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2010, 2009 and 2008.

  COMMITMENTS

  Leases

     The Company, as lessor, has entered into various lease agreements for office space. Future minimum rental income relating to these lease agreements are as follows:

                                                                          RENTAL
                                                                          INCOME
                                                                      -------------
                                                                      (IN MILLIONS)
2011................................................................       $ 9
2012................................................................       $ 9
2013................................................................       $ 6
2014................................................................       $ 7
2015................................................................       $ 3
Thereafter..........................................................       $10


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $162 million and $177 million at December 31, 2010 and 2009, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  COMMITMENTS TO FUND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $7 million and $1 million at December 31, 2010 and 2009, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $10 million to $45 million, with a cumulative maximum of $55 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company had no liability for indemnities, guarantees and commitments at both December 31, 2010 and 2009.

12.  EQUITY

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. General American exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of General American.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance contracts and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by General American are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     Statutory net income (loss) of General American, a Missouri domiciled insurer, was $64 million, $65 million and $1,177 million for the years ended December 31, 2010, 2009 and 2008, respectively. Statutory capital and surplus, as filed with the Missouri State Department of Insurance, was $944 million and $995 million at December 31, 2010 and 2009, respectively.

  DIVIDEND RESTRICTIONS

     Under Missouri State Insurance Law, General American is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to GenAmerica as long as the aggregate amount of all such dividends in any calendar year does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). General American will be permitted to pay a dividend to GenAmerica in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Missouri Commissioner of Insurance. During the years ended December 31, 2010 and 2009, General American paid a dividend of $149 million and $107 million, respectively, of which, $127 million and $87 million, respectively, was a return of capital. As described in Note 2, during the year ended December 31, 2008, General American paid to GenAmerica an in-kind extraordinary dividend of $1,318 million. The maximum amount of dividends which General American may pay to GenAmerica in 2011 without prior regulatory approval is $94 million.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2010, 2009 and 2008 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior years:

                                                              YEARS ENDED DECEMBER
                                                                      31,
                                                            -----------------------
                                                             2010    2009     2008
                                                            -----   -----   -------
                                                                 (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year....................................................  $ 476   $ 729   $(1,539)
Income tax effect of holding gains (losses)...............   (166)   (254)      544
Reclassification adjustments:
  Recognized holding (gains) losses included in current
     year income..........................................     --      46       105
  Amortization of premiums and accretion of discounts
     associated with investments..........................    (41)    (38)      (37)
Income tax effect.........................................     14      (3)      (26)
Allocation of holding (gains) losses on investments
  relating to other policyholder amounts..................     (6)    (63)      175
Income tax effect of allocation of holding (gains) losses
  to other policyholder amounts...........................      2      22       (61)
Unrealized investment loss on dividend of interests in
  subsidiary..............................................     --      --        88
Deferred income tax on unrealized investment loss on
  dividend of interests in subsidiary.....................     --      --       (46)
                                                            -----   -----   -------
Net unrealized investment gains (losses), net of income
  tax.....................................................    279     439      (797)
Foreign currency translation adjustments, net of income
  tax.....................................................     --      --      (229)
Defined benefit plans adjustment, net of income tax.......     (1)     (2)        8
                                                            -----   -----   -------
Other comprehensive income (loss).........................    278     437    (1,018)
Other comprehensive income (loss) attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary.....................     --      --       150
Foreign currency translation adjustments attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary.....................     --      --       107
Defined benefit plans adjustment attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary.....................     --      --        (4)
                                                            -----   -----   -------
Other comprehensive income (loss) attributable to General
  American Life Insurance Company, excluding cumulative
  effect of change in accounting principle................    278     437      (765)
Cumulative effect of change in accounting principle, net
  of income tax expense (benefit) of $0, less than $1
  million and $0 (see Note 1).............................     --      (1)       --
                                                            -----   -----   -------
Other comprehensive income (loss) attributable to General
  American Life Insurance Company.........................  $ 278   $ 436   $  (765)
                                                            =====   =====   =======


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

13.  OTHER EXPENSES

     Information on other expenses was as follows:

                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                              ----------------------
                                                              2010     2009     2008
                                                              ----     ----     ----
                                                                   (IN MILLIONS)
Compensation................................................  $  3     $ (6)     $15
Pension, postretirement & postemployment benefit costs......    17       20        7
Commissions.................................................   (20)     (18)      (4)
Capitalization of DAC.......................................    (5)      (6)      --
Amortization of DAC and VOBA................................    24       30       18
Interest expense on debt and debt issue costs...............     9        9        9
Premium taxes, licenses & fees..............................     9       14       11
Other.......................................................    38       63       28
                                                              ----     ----      ---
  Total other expenses......................................  $ 75     $106      $84
                                                              ====     ====      ===



  CAPITALIZATION OF DAC AND AMORTIZATION OF DAC AND VOBA

     See Note 6 for a rollforward of DAC and VOBA including impacts of capitalization and amortization.

  INTEREST EXPENSE ON DEBT AND DEBT ISSUE COSTS

     Includes interest expense on debt (see Note 9).

  AFFILIATED EXPENSES

     Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions.

     See Notes 8 and 15 for discussion of affiliated expenses included in the table above.

14.  DISCONTINUED OPERATIONS

  OPERATIONS

     The following table presents the amounts related to the operations of RGA that have been reflected as discontinued operations (see Note 2) in the consolidated statements of operations:

                                                                      YEAR ENDED
                                                                  DECEMBER 31, 2008
                                                                  -----------------
                                                                    (IN MILLIONS)
Total revenues..................................................        $3,952
Total expenses..................................................         3,796
                                                                        ------
Income before provision for income tax..........................           156
Provision for income tax........................................            53
                                                                        ------
Income from discontinued operations, net of income tax,
  attributable to General American Life Insurance Company.......           103
Income from discontinued operations, net of income tax,
  attributable to noncontrolling interests......................            94
Loss in connection with the dividend of interests in subsidiary,
  net of income tax.............................................          (398)
                                                                        ------
Income (loss) from discontinued operations, net of income tax...        $ (201)
                                                                        ======


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The operations of RGA included direct policies and reinsurance agreements with MetLife and some of its affiliates. These agreements are generally terminable by either party upon 90 days written notice with respect to future new business. Agreements related to existing business generally are not terminable, unless the underlying policies terminate or are recaptured. These direct policies and reinsurance agreements do not constitute significant continuing involvement by the Company with RGA. Included in continuing operations in the Company's consolidated statements of operations are amounts related to these affiliated transactions, including ceded amounts that reduced premiums and fees by $23 million and ceded amounts that reduced policyholder benefits and claims by $13 million for the year ended December 31, 2008 that have not been eliminated as these transactions have continued after the RGA disposition.

15.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain of the agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $42 million, $48 million and $44 million for the years ended December 31, 2010, 2009 and 2008, respectively. The aforementioned expenses and fees incurred with affiliates were comprised of the following:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Compensation................................................   $ 3       $(6)      $21
Pension, postretirement & postemployment benefit costs......    17        20         7
Commissions.................................................     1         4         8
Other.......................................................    21        30         8
                                                               ---       ---       ---
  Total other expenses......................................   $42       $48       $44
                                                               ===       ===       ===



     Revenues received from affiliates related to these agreements were recorded as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Universal life and investment-type product policy fees......   $2        $1        $1


     The Company had net receivables from affiliates of $4 million and $6 million at December 31, 2010 and 2009, respectively, related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 8. See Note 3 for additional related party transactions.

16.  SUBSEQUENT EVENT

     The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2010 consolidated financial statements.

     On February 15, 2011, the Company sold to RGA its 3,000,000 shares of RGA Class A common stock retained in the 2008 split-off (see Note 2). The Company received proceeds of $183 million and recognized investment gains (losses) of $41 million, net of income tax of $27 million.

                                     PART C

                                OTHER INFORMATION

ITEM 26. EXHIBITS

a. Board of Directors Resolutions.

     1) Resolution of the Board of Directors of Metropolitan Life Insurance Company effecting the establishment of Paragon Separate Account A (11)

     2) Resolution adopted by the Board of Directors of Paragon Life Insurance Company authorizing the establishment of Separate Account A of Paragon Life Insurance Company (5)

b. Custodian Agreements. Not applicable.

c. Underwriting Contracts.

     1)   Principal Underwriting Agreement with MLIDC (14)

     2)   Forms of Sales Agreements (17)
           a) Walnut Street Securities Selling Agreement (10/1/93-5/1/02)
           b) General American Distributors Sales Agreement #2 (5/1/02-12/14/04)
           c) General American Distributors Sales Agreement #3 (5/1/02-12/14/04)
           d) MetLife Investors Distribution Company Sales Agreement (12/14/04-6/1/05)
           e) Metropolitan Life Retail Sales Agreement (6/1/05-5/1/07)
           f) MetLife Investors Distribution Company Sales Agreement (5/1/07 to present)

     3)   Schedule of Differences in Sales Agreements (17)


     4) Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated February 2010. 18


d. Contracts.

     1)   Form of Group Contract: (30010) (3)

     2)   Proposed Form of Individual Policy and Policy Riders: (3082600) (3)

     3)   Proposed Form of Certificate and Certificate Riders: (3080800) (3)

e. Applications.

     1)   Form of Application for Group Contract (10914) (3)

     2) Form of Application for Employee Insurance (Guaranteed Issue) (Group Contract 10915) (3)

     3) Form of Application for Employee Insurance (Simplified Issue) (Group Contract 10921, 10920) (3)

     4)   Form of Application for Spouse Insurance (Group Contract 10917) (3)

     5) Form of Application for Employee Insurance Guaranteed Issue (Individual Policy 10352, 33100) (3)

     6) Form of Application for Employee Insurance (Simplified Issue) (Individual Policy 10357) (3)

     7)   Form of Application for Spouse Insurance (Individual Policy 10354) (3)

     8)   Form of Application Supplement (33116) (3)

f. Depositor's Certificate of Incorporation and By-Laws.

     1)   Restated Charter and By-laws of Metropolitan Life Insurance Company
          (9)

     2) Amended Restated Charter and By-laws of Metropolitan Life Insurance Company (10)

     3)   Amended and Restated By-Laws of Metropolitan Life Insurance Company
          (14)

g. Reinsurance Contracts. (8)

h. Participation Agreements.

     1)   Participation Agreement with American Variable Insurance Series (3)

     2)   Participation Agreement with MFS Variable Insurance Trust (2)

              Amendment to the Participation Agreement with MFS Variable Insurance Trust authorizing use by Separate Account A (4).

     3)   Participation Agreement with Scudder Variable Series I (2)

     4)   Participation Agreement with T. Rowe Price Equity Series, Inc. (5)

     5)   Participation Agreement with T. Rowe Price Fixed Income
          Securities, Inc. (4)

     6)   Participation Agreement with Metropolitian Series Fund, Inc. (12)

     7)   Participation Agreement with Met Investors Series Trust (10)

     8) Participation Agreement with Fidelity Variable Insurance Products Fund IV (14)

     9) Amended and Restated Participation Agreement with Fidelity Variable Insurance Products Funds I, II, III, IV and V and First Amendment (15)

    10) First & Second Amendment to the Participation Agreement with Met Investors Series Trust (17)


    11)   Amendments to Participation Agreements for American Funds and Fidelity
          (20)


i. Administrative Contracts. Not applicable.

j. Other Material Contracts.

     1)   Guarantee Agreement (11)

k. Legal Opinions.

     1)   Opinion of John R. Murphy, Esquire (11)

     2) Opinion and consent of Blackwell Sanders Peper Martin LLC, Counsel to General American Life Insurance Company (11)

l. Actuarial Opinion.

     Not Applicable

m. Calculations.

     Not Applicable

n. Other Opinions.

     Consent of Deloitte & Touche LLP (for the Depositor, the Registrant, and the Guarantor) (1)

o. Omitted Financial Statements. No financial statements are omitted from Item
24.

p. Initial Capital Agreements. Not applicable.

q. Redeemability Exemption. Memorandum describing issuance, transfer and redemption procedures for the Policies and the procedure for conversion to a fixed benefit policy (3)

r. Powers of Attorney

     1)   Metropolitan Life Insurance Company (1)


     2)   General American Life Insurance Company (19)

          (a) Power of Attorney of Anne Belden (1)

----------
(1) Filed herewith.

(2) Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-80393) filed on September 1, 1999.

(3) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-18341), filed on April 28, 2000, for Policy and Certificate Riders only.

(4) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-18341) filed on April 28, 2000.

(5) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 (File No. 33-67970) filed on April 28, 2000.

(6) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 (File No. 33-18341), filed on April 25, 2001.

(7) Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form S-6 (File No. 33-58796) filed on April 30, 2002.

(8) Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 (File No. 33-58796) filed on April 30, 2003.

(9) Incorporated herein by reference to Post-Effective Amendment No. 3 to Metropolitan Life Separate Account UL's Registration Statement on Form S-6(File No. 333-40161) filed on April 6, 2000.

(10) Incorporated herein by reference to the Registration Statement of MetLife Separate Account E on Form N-4 (File No. 333-83716) filed on March 5, 2002.

(11) Incorporated herein by reference to the Registration Statement on Form N-6 (File No. 333-133674) filed on May 1, 2006.

(12) Incorporated herein by reference to Post-Effective Amendment No. 9 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716) filed on September 10, 2007.

(13) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-6 (File No. 333-133674) filed on April 17, 2007.

(14) Incorporated herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account B's Registration Statement on Form N-6 (File No. 333-133675) filed on January 16, 2008.

(15) Incorporated herein by reference to Post-Effective Amendment No. 5 to Paragon Separate Account B's Registration Statement on Form N-6 (File No. 333-133675) filed April 17, 2008.


(16) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-6 (File No. 333-133674) filed on April 17, 2008.


(17) Incorporated herein by reference to Post-Effective No. 3 to the Registrant's Registration Statement on Form N-6 (File No. 333-133674) filed April 21, 2009.

(18) Incorporated herein by reference to Exhibit 3(b)(ii) in Post-Effective Amendment No. 14 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716) filed April 13, 2010.


(19) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-6 (File No. 333-133674) filed on April 20, 2010.

(20) Incorporated herein by reference to Post-Effective Amendment No. 24 to Metropolitan Life Separate Account UL on Form N-6 (File No. 033-57320) filed on April 14, 2011.


ITEM 27. DIRECTORS AND OFFICERS OF DEPOSITOR

Name and Principal Business Address      Position and Offices with Depositor
--------------------------------------   ---------------------------------------


C. Robert Henrikson                      Chairman of the Board, President and
MetLife, Inc and Metropolitan Life       Chief Executive Officer
Insurance Company
1095 Avenue of the Americas
New York, NY 10036


Sylvia Mathews Burwell                   Director
President, Global Development Program
The Bill and Melinda Gates Foundation
1551 Eastlake Avenue East
Seattle, WA 98102

Eduardo Castro-Wright                    Director
President and Chief Executive Officer
Wal-Mart Stores, USA
702 Southwest 8th Street
Bentonville, AK 72716

Name and Principal Business Address      Position and Offices with Depositor
--------------------------------------   ---------------------------------------
Cheryl W. Grise                          Director
Retired Executive Vice President
Northeast Utilities
24 Stratford Road
West Hartford, CT 06117

R. Glenn Hubbard                         Director
Dean and Russell L. Carson Professor
of Finance and Economics
Graduate School of Business
Columbia University
Uris Hall
3022 Broadway
New York, NY 10027-6902

John M. Keane                            Director
Co-Founder and Senior Managing
Director
Keane Advisors, LLC
2020 K St., N.W.
Washington, DC 20006

Alfred F. Kelly, Jr.                     Director
President
American Express Company
200 Vesey Street
New York, NY 10285

James M. Kilts                           Director
Partner
Centerview Partners Management, LLC
16 School Street
Rye, NY 10580

Catherine R. Kinney                      Director
Retired President
NYSE
1158 5th Avenue
New York, NY 10029

Hugh B. Price                            Director
Senior Fellow
Brookings Institution
1775 Massachusetts Avenue, N.W.

Name and Principal Business Address      Position and Offices with Depositor
--------------------------------------   ---------------------------------------
Washington, DC 20036

David Satcher                            Director
Director of Satcher Health Leadership
Institute and Center of Excellence on
Health Disparities
Morehouse School of Medicine
720 Westview Drive, S.W.
Atlanta, GA 30310-1495

Kenton J. Sicchitano                     Director
Retired Global Managing Partner
PricewaterhouseCoopers, LLC
25 Phillips Pond Road
Natick, MA 01760

Lulu C. Wang                             Director
Chief Executive Officer
Tupelo Capital Management LLC
12 E. 49th Street, #17
New York, NY 10017



Set forth below is a list of certain principal officers of MetLife. The principal business address of each officer of MetLife is 1095 Avenue of the Americas, New York, NY 10036.



Name                                     Position with MetLife
--------------------------------------   ---------------------------------------
C. Robert Henrikson                      Chairman of the Board, President and Chief Executive Officer
Gwenn L. Carr                            Executive Vice President
Steven A. Kandarian *                    Executive Vice President and Chief Investment Officer
Nicholas D. Latrenta                     Executive Vice President and General Counsel
Maria R. Morris                          Executive Vice President, Technology and Operations
William J. Mullaney                      President, U.S. Business
Peter M. Carlson                         Executive Vice President and Chief Accounting Officer
William J. Toppeta                       President, International
William J. Wheeler                       Executive Vice President and Chief Financial Officer



* Effective May 1, 2011, Mr. Kandarian will become President and Chief Executive Officer.


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT (FILED HEREWITH)

The registrant is a separate account of MetLife under the New York Insurance law. Under said law, the assets allocated to the separate account are the property of MetLife. MetLife is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                                AS OF DECEMBER 31, 2010

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2010. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

      1. Federal Flood Certification Corp. (TX)

      2. MetLife Affiliated Insurance Agency LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     5.     Plaza Drive Properties, LLC (DE)

     6.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Chile Inversiones Limitada (Chile)- 87.98% is owned by MetLife, Inc., 12.01% is owned by Inversiones MetLife Holdco Dos Limitada and 0.01% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

G.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

H.    MetLife Securities, Inc. (DE)

I.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (TX)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

J.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

K.    MetLife Investors Insurance Company (MO)

L.    First MetLife Investors Insurance Company (NY)

M.    Walnut Street Securities, Inc. (MO)

N.    Newbury Insurance Company, Limited (Bermuda)

O.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

P.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

      9.    MetLife Insurance Limited (United Kingdom)

      10.   MetLife Limited (United Kingdom)

      11. MetLife Insurance S.A./NV (Belgium) - 99.99999% of MetLife Insurance S.A./NV is owned by MetLife International Holdings, Inc. and 0.00001% by Natiloportem Holdings, Inc.

      12.   MetLife Services Limited (United Kingdom)

      13.   MetLife Europe R Limited (Ireland)

      14. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      15. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      16. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.


           (a) Met AFJP S.A. (Argentina) - 75.41% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife S.A., 19.59% is owned by MetLife Seguros de Vida S.A., 3.97% is held by Natiloportem Holdings, Inc. and 1.03% is held by MetLife Seguros de Retiro S.A.


      17.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., LTD. (Japan)

            c)    MetLife Limited (Hong Kong)

      18.   MetLife NC Limited (Ireland)

      19.   MetLife Europe Services Limited (Ireland)

      20.   MetLife International Limited, LLC (DE)

      21. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and .001% is owned by Natiloportem Holdings, Inc.

      22.   MetLife Ireland Holdings One Limited (Ireland)

            A. MetLife Global Holdings Corporation S.A. de C.V. (Mexico) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b)    MetLife Insurance Limited (Australia)

                              1) MetLife Services (Singapore) PTE Limited (Singapore)

                              2)    The Direct Call Centre PTY Limited
                                    (Australia)

                              3)    MetLife Investments PTY Limited (Australia)

                              4)    MetLife Insurance and Investment Trust
                                    (Australia) - MetLife Insurance and
                                    Investment Trust is a trust vehicle, the trustee of which is MetLife Investments PTY Limited ("MIPL"). MIPL is a wholly owned subsidiary of MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings Corporation, S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metropolitan Global Management, LLC and 1.29459% is owned by MetLife International Holdings, Inc.

                              1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2.    ML Capacitacion Comercial S.A. de C.V.
                                    (Mexico) - 99% is owned by MetLife Mexico
                                    S.A. and 1% is owned by MetLife Mexico
                                    Cares, S.A. de C.V.

                        d. MetLife Insurance Company of Korea Limited (South Korea)- 14.64% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC

      23. Inversiones Metlife Holdco Dos Limitada (Chile)- 99% is owned by Metlife International Holdings, Inc. and 1% is owned by Natiloportem Holdings, Inc.

Q.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa) One Madison Investments (Cayco) Limited (Cayman Islands)- 99.99999% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company and 0.00001% by St. James Fleet Investments Two Limited.

      3. CRB Co., Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      4.    MLIC Asset Holdings II LLC (DE)

      5.    Thorngate, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   Metropolitan Marine Way Investments Limited (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong).

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   GenAmerica Financial, LLC (DE)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland - Pacific Palisades, LLC (CA)

      27. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      28.   Krisman, Inc. (MO)

      29.   Special Multi-Asset Receivables Trust (DE)

      30.   White Oak Royalty Company (OK)

      31.   500 Grant Street GP LLC (DE)

      32. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      33.   MetLife Canada/MetVie Canada (Canada)

      34.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 (i)   MetLife Associates LLC (DE)

      35.   Euro CL Investments LLC (DE)

      36.   MEX DF Properties, LLC (DE)

      37. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      38.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      39.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      40.   MLIC Asset Holdings, LLC (DE)

      41.   85 Broad Street Mezzanine LLC (DE)

            (a)   85 Broad Street LLC (DE)

      42.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            (a)   The Building at 575 Fifth LLC (DE)

      43. CML Columbia Park Fund I, LLC (DE)- 10% of membership interest is held by MetLife Insurance Company of Connecticut and 90% membership interest is held by Metropolitan Life Insurance Company.

      44. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

R.    MetLife Capital Trust IV (DE)

S. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      4.    Metropolitan Connecticut Properties Ventures, LLC (DE)

            a)    ML/VCC UT West Jordan, LLC (DE)

      5.    MetLife Canadian Property Ventures LLC (NY)

      6.    Euro TI Investments LLC (DE)

      7.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      8. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      9.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      10.   TIC European Real Estate LP, LLC (DE)

      11.   MetLife European Holdings, LLC (DE)

            a) MetLife Europe Limited (Ireland)

               i) MetLife Pension Trustees Limited (United Kingdom)

            b) MetLife Assurance Limited (United Kingdom)

      12.   Travelers International Investments Ltd. (Cayman Islands)

      13.   Euro TL Investments LLC (DE)

      14.   Corrigan TLP LLC (DE)

      15.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      16. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      17.   MetLife Investors USA Insurance Company (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      18.   TLA Holdings II LLC (DE)

      19.   TLA Holdings III LLC (DE)

      20. MetLife Greenstone Southeast Ventures, LLC (DE) - 95% of MetLife Greenstone Southeast Ventures, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC

            a.    MLGP Lakeside, LLC (DE)

T.    MetLife Reinsurance Company of South Carolina (SC)

U.    MetLife Investment Advisors Company, LLC (DE)

V.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

W.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           i)    MetLife Services East Private Limited (India)


           ii) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


X.    SafeGuard Health Enterprises, Inc. (DE)

      1.   SafeGuard Dental Services, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

Y.    MetLife Capital Trust X (DE)

Z.    Cova Life Management Company (DE)

AA.   MetLife Reinsurance Company of Charleston (SC)

AB.   MetLife Reinsurance Company of Vermont (VT)

AC.   Delaware American Life Insurance Company (US)

      1.    GBN, LLC (US)

AD.   American Life Insurance Company (ALICO) (US)

      1.    ALICO Nagasaki Operation Yugen Kaisha (Japan)

      2.    Communication One Kabushiki Kaisha (Japan)

      3.    Financial Learning Kabushiki Kaisha (Japan)

      4. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      5.    A.I.G. Limited (Nigeria)

      6.    ALICO Limited (Nigeria)

      7.    American Life Limited (Nigeria)

      8. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 66.47% of American Life Insurance Company (Pakistan) Ltd. Is owned by ALICO and the remaining interests are owned by third parties.

      9.    American Life Hayat Sigorta A.S. (Turkey)

      10.   ALICO (Bulgaria) Zhivotozastrahovatelno Druzestvo EAD (Bulgaria)

      11. UBB - ALICO Zhivotozastrahovatelno Druzestvo AD (Bulgaria) - 40% of UBB-ALICO Zhivotozastrahovatelno Druzestvo is owned by ALICO and the remaining interests are owned by third parties.

      12.   Amcico Pojistovna A.S. (Czech Republic)

      13. Hellenic ALICO Life Insurance Company Ltd. (Cyprus) - 27.5% of Hellenic ALICO Life Insurance Company Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      14.   ALICO S.A. (France)

            a. ALICO Direct (France) - 50% of ALICO Direct is owned by ALICO S.A. and the remaining interests by AIG Europe, S.A.

            b.    ALICO Solutions S.A.S. (France)

      15. ALICO Mutual Fund Management Company (Greece) - 90% of ALICO Mutual Fund Management Company is owned by ALICO and the remaining interests are owned by third parties.

      16. Hestis S.A. (France) - 66.06% of Hestis S.A. is owned by ALICO and the remaining interests are owned by third parties.

            a.    Hestis Courtage Sarl (France)

      17. AHICO First American Hungarian Insurance Company (Elso Amerikai-Magyar Biztosito) Zrt (Hungary)

            a.    First Hungarian-American Insurance Agency Limited (Hungary)

      18.   ALICO Life International Limited (Ireland)

      19.   ALICO Isle of Man Limited (Isle of Man)

      20.   ALICO Italia S.p.A. (Italy)

            a. Agenvita S.r.L. (Italy) - 95% of Agenvita S.r.L. is owned by ALICO Italia S.p.A., the remaining 5% is owned by ALICO.

      21. AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. (Poland)

            a.    Amplico Services Sp z.o.o. (Poland)

            b.    AMPLICO Towartzystwo Funduszky Inwestycyjnych, S.A. (Poland)

            c. AMPLICO Powszechne Towartzystwo Emerytalne S.A. (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by ALICO.

      22. AIG Polska Towartzystwo Ubezpieczen S.A. (AIG PTU) (Poland) - 0.748% of AIG PTU is owned by ALICO and the remaining interests are owned by third parties.

      23.   ALICO Asigurari Romania S.A. (Romania)

            a. ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A.is owned by ALICO Asigurari Romania S.A. and .0252% is owned by AMPLICO Services Sp z.o.o.

      24.   International Investment Holding Company Limited (Russia)

      25.   ALICO European Holdings Limited (Ireland)

            a.    ZAO Master D (Russia)

                  i. ZAO ALICO Insurance Company (Russia) - 51% of ZAO ALICO Insurance Company is owned by ZAO Master D and 49% is owned by ALICO.

      26.   ALICO Akcionarska Drustvoza za Zivotno Osiguranje (Serbia)

      27.   AMSLICO poist'ovna ALICO a.s. (Slovakia)

            a.    ALICO Services Central Europe s.r.o. (Slovakia)

            b.    ALICO Funds Central Europe sprav.spol., a.s. (Slovakia)

      28. ALICO AIG Europe A.I.E. (Spain) - 50% of Alico AIG Europe A.I.E. is owned by ALICO and the remaining interests are owned by a third party.

      29.   ALICO Gestora de Fondos y Planos de Pensiones S.A. (Spain)

      30.   ALICO Management Services Limited (United Kingdom)

      31.   ZEUS Aministration Services Limited (United Kingdom)

      32. ALICO Trustees (UK) Ltd. (UK) - 50% of ALICO Trustees (UK) Ltd. is owned by ALICO and the remaining interests are owned by International Technical and Advisory Services Limited.

      33.   PJSC ALICO Ukraine (Ukraine)

      34.   Borderland Investments Limited (USA-Delaware)

            a.    ALICO Hellas Single Member Limited Liability Company (Greece)

      35.   International Technical and Advisory Services Limited (USA-Delaware)

      36.   International Services Incorporated (Delaware)

      37.   ALICO Operations Inc. (USA-Delaware)

            a.    ALICO Asset Management Corp. (Japan)

      38. ALICO Compania de Seguros de Retiro, S.A. (Argentina) - 90% of ALICO Compania de Seguros de Retiro, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      39. ALICO Compania de Suguros, S.A. (Argentina) - 90% of ALICO Compania de Suguros, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      40. ALICO Colombia Seguros de Vida S.A. (Colombia) - 94.989811% of ALICO Colombia Seguros de Vida S.A. is owned by ALICO, 5.0100030% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      41. Inversiones Interamericana S.A. (Chile) 99.99% of Inversiones Interamericana S.A. is owned by ALICO and .01% by International Technical & Advisory Services.

            a. Administradora de Fondos Para la Vivienda Intercajas S.A. (Chile) - 40% of Administradora De Fondos Para la Vivienda Intercajas S.A. is owned by Inversiones Interamericana S.A. and the remaining interests are owned by a third party.

            b.    La Interamericana Compania de Seguros de Vida S.A. (Chile)

            c. ALICO Costa Rica S.A. (Costa Rica) - 99.99% of ALICO Costa Rica S.A. is owned by Inversiones Interamericana S.A. and .01% by La Interamericana Compania de Seguros de Vida S.A.

            d. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by Inversiones Interamericana S.A. and the remaining interests by a third party.

                  i. Legagroup S.A. (Chile) - 99% is owned by Legal Chile and 1% is owned by a third party.

      42.   ALICO Mexico Compania de Seguros, S.A. de C.V. (Mexico)

      43.   ALICO Services, Inc. (Panama)

      44.   American Life and General Insurance Company (Trinidad & Tobago) Ltd.
            - 80.92373% of American Life and General Insurance Company (Trinidad & Tobago) Ltd. is owned by ALICO and the remaining interests are owned by a third party.

            a.    ALGICO Properties, Ltd. (Trinidad & Tobago)

      45. Inversiones Inversegven C.A. (Venezuela) - 50% of Inversiones Inversegven C.A. is owned by ALICO and the remaining interests are owned by a third party.

            a. Seguros Venezuela C.A. (Venezuela) - 92.797% of Seguros Venzuela C.A. is owned by Inversiones Inversegven C.A. and the remaining interests are owned by others.

                    i.  Sindicato El Trigal C.A. (Venzuela)

                   ii. Servicios Segveca C.A. (Venezuela) - 50% of Servicios Segveca C.A. is owned by Seguros Venezuela C.A. and the remaining interests are owned by a third party.

                  iii. Inversiones 601 C.A. (Venezuela) - 30% of Inversiones 601 C.A. is owned by Seguros Venezuela C.A. and the remaining interests are owned by a third party.

      46.   ALICO Compania de Seguros de Vida, S.A. (Uruguay)

      47. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by a third party.

      48.   Global Properties, Inc. (USA-Delaware)

      49.   Alpha Properties, Inc. (USA-Delaware)

      50.   Beta Properties, Inc. (USA-Delaware)

      51.   Delta Properties Japan, Inc. (USA-Delaware)

      52.   Epsilon Properties Japan, Inc.

      53.   Iris Properties, Inc. (USA-Delaware)

      54.   Kappa Properties Japan, Inc. (USA-Delaware)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

ITEM 29. INDEMNIFICATION

MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains Directors' and Officers' liability insurance coverage with limits of $400 million. The Directors and Officers of Metropolitan Life Insurance Company, the depositor and principal underwriter of the Registrant, as well as certain other subsidiaries of MetLife, Inc. are covered under the Financial Institutions Bond as well as under the Directors' and Officers' Liability Policy. A provision in Metropolitan Life Insurance Company's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan Life Insurance Company.

Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITER

     (a) MetLife Investors Distribution Company is the principal underwriter and distributor of the Policies. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:


Met Investors Series Trust, Metropolitan Life Separate Account E, MetLife Investors USA Variable Life Account A, Metropolitan Life Separate Account UL, MetLife Investors USA Separate Account A, MetLife Investors Variable Annuity Account One, MetLife Investors Variable Life Account One, First MetLife Investors Variable Annuity Account One, General American Separate Account Eleven, General American Separate Account Twenty- Eight, General American Separate Account Twenty- Nine, General American Separate Account Two, Security Equity Separate Account 26, Security Equity Separate Account 27, MetLife of CT Separate Account Eleven for Variable Annuities, MetLife of CT Separate Account QPN for Variable Annuities, MetLife of CT Fund UL for Variable Life Insurance, MetLife of CT Fund UL III for Variable Life Insurance, Metropolitan Life Variable Annuity Separate Account II, Paragon Separate Account A, Paragon Separate Account B, Paragon Separate Account C, Paragon Separate Account D, Metropolitan Tower Separate Accounts One and Two and Metropolitan Series Fund, Inc.

     (b) The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.


Name and Principal Business Address      Positions and Offices with Depositor
--------------------------------------   ------------------------------------
Michael K. Farrell **                    Director
Elizabeth M. Forget ***                  Executive Vice President
John G. Martinez *****                   Vice President, Chief Financial Officer
Paul A. LaPiana *                        Executive Vice President, National Sales Manager-Life
Craig W. Markham ****                    Director
Richard C. Pearson *                     Executive Vice President, General Counsel and Secretary
Paul A. Sylvester *                      President, National Sales Manager-Annuities & LTC
William J. Toppeta ***                   Director



*       MetLife Investors, 5 Park Plaza, Suite 1900, Irvine, CA 92614

**      MetLife, 10 Park Avenue, Morristown, NJ 07962

***     MetLife, 1095 Avenue of the Americas, New York, NY 10036


****    MetLife, 13045 Tesson Ferry Rd, St. Louis, MO 63125

*****   MetLife, 501 Route 22, Bridgewater, NJ


     (c) Compensation from the Registrant.


       (1)               (2)                 (3)              (4)          (5)
                                       Compensation on
                   Net Underwriting   Events Occasioning
Name of Principal   Discounts and     the Deduction of a   Brokerage      Other
   Underwriter       Commissions *   Deferred Sales Load  Commissions  Compensation
-----------------  ----------------  -------------------  -----------  ------------
MetLife Investors
   Distribution
   Company            $0                     --               --            --



Commissions are paid by the Company directly to agents who are registered representatives of the Principal Underwriter or to broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by MetLife at the Administrative Office, 190 Carondelet Plaza, St. Louis, MO 63105.

     (a)  Registrant

     (b)  Metropolitan Life Insurance Company
          200 Park Avenue
          New York, NY 10166

     (c)  MetLife Investors Distribution Company
          5 Park Plaza, Suite 1900
          Irvine, California 92614

ITEM 32. MANAGEMENT SERVICES

     All management contracts are discussed in Part A or Part B.

ITEM 33. FEE REPRESENTATION

Metropolitan Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Metropolitan Life Insurance Company.

ITEM 34. UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by General American Life Insurance Company ("Guarantee Period"), filed as an exhibit to this Registration Statement (the "Guarantee"), the Depositor hereby undertakes to provide notice to policyholders covered by the Guarantee promptly after the happening of significant events related to the Guarantee.

These significant events include: (i) termination of the Guarantee that has a material adverse effect on the policyholder's rights under the Guarantee; (ii) a default under the Guarantee that has a material adverse effect on the policyholder's rights under the Guarantee; or (iii) the insolvency of General American Life Insurance Company ("Guarantor").

Depositor hereby undertakes during the Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited financial statements of the Guarantor in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of the Guarantor regarding such financial statements.

During the Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policyholders, an offer to supply the Statement of Additional Information which shall contain the annual audited financial statements of the Guarantor, free of charge upon a policyholder's request.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Paragon Separate Account A, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 19th day of April, 2011.




                                    Paragon Separate Account A

                                    By:  Metropolitan Life Insurance Company


                                    By: /s/ Paul G. Cellupica
                                        ----------------------------------------
                                        Paul G. Cellupica
                                        Chief Counsel

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Metropolitan Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 19th day of April, 2011.



                                    Metropolitan Life Insurance Company


                                    BY: /s/ Paul G. Cellupica
                                        ----------------------------------------
                                        Paul G. Cellupica
                                        Chief Counsel



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons, in the capacities indicated, on April 19, 2011.



               SIGNATURE                              TITLE
               ---------                              -----

                 *                     Chairman of the Board, President and
------------------------------------           Chief Executive Officer
        C. Robert Henrikson

                 *                         Executive Vice President and
------------------------------------         Chief Accounting Officer
           Peter M. Carlson

                                                     Director
------------------------------------
       Sylvia Mathews Burwell

                 *                                   Director
------------------------------------
        Eduardo Castro-Wright

                 *                                   Director
------------------------------------
          Cheryl W. Grise

                 *                                   Director
------------------------------------
         R. Glenn Hubbard

                 *                                   Director
------------------------------------
           John M. Keane

                 *
------------------------------------                 Director
        Alfred F. Kelly, Jr.

                 *                                   Director
------------------------------------
          James M. Kilts

                 *
------------------------------------                 Director
       Catherine R. Kinney

                 *                                   Director
------------------------------------
          Hugh B. Price

                 *                                   Director
------------------------------------
          David Satcher

                 *                                   Director
------------------------------------
       Kenton J. Sicchitano

                 *                                   Director
------------------------------------
            Lulu C. Wang

                 *                         Executive Vice President and
------------------------------------          Chief Financial Officer
         William J. Wheeler



/s/ Marie C. Swift
------------------------------------
Marie C. Swift, Esq.
Attorney- in - fact

* Executed by Marie C. Swift on behalf of those indicated pursuant to powers of attorney filed herewith.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, General American Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 19th day of April, 2011.



                                General American Life Insurance Company
                                   (Guarantor)



                                BY: /s/ James J. Reilly
                                    --------------------------------------------
                                    James J. Reilly
                                    Vice President


Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on April 19, 2011.



               Signature                              Title
               ---------                              -----

                  *                    Chairman of the Board, President and
------------------------------------   Chief Executive Officer and Director
         Michael K. Farrell

                  *                               Vice President
------------------------------------       (principal financial officer)
          Anne M. Belden

                  *                                  Director
------------------------------------
           Todd B. Katz

                  *                                  Director
------------------------------------
           Paul A. LaPiana

                  *                                  Director
------------------------------------
           Maria R. Morris

                  *                        Director, Executive Vice President
------------------------------------         and Chief Accounting Officer
           Peter M. Carlson

                  *                                  Director
------------------------------------
        Teresa W. Roseborough

                  *                                  Director
------------------------------------
          Eric T. Steiqerwalt

                  *                                  Director
------------------------------------
           Stanley J. Talbi

                  *                                  Director
------------------------------------
          Michael J. Vietri

By: /s/ Marie C. Swift, Esq.
    --------------------------------
    Marie C. Swift, Esq.
    Attorney-in-Fact



* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith and with Post-Effective Amendment No. 4 of the Registrant's Registration Statement on Form N-6 (File No. 333-133674)filed on April 20, 2010.

                                  EXHIBIT INDEX


(n)        Consent of Independent Registered Public Accounting Firm

(r)(1)     Powers of Attorney of Metropolitan Life Insurance Company

(r)(2)(a) Power of Attorney of General American Life Insurance Company -- Anne M. Belden